UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-4813

--------------------------------------------

DREYFUS INVESTMENT FUNDS

-------------------------------------------------------------

(Exact name of registrant as specified in charter)

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

---------------------------------------------------------------

(Address of principal executive offices) (Zip code)

---------------------------------------------------------------

(Name and address of agent for service)

with a copy to:

Michael A. Rosenberg, Esq.

200 Park Avenue

New York, New York 10166

Registrant’s telephone number, including area code: (212) 922-6000

-----------------------------------------------------------

Date of fiscal year end: September 30

------------------------------------------

Date of reporting period: September 30, 2008

--------------------------------------

Item 1.

Reports to Stockholders.

MELLON INSTITUTIONAL FUNDS

Annual Report

Year Ended September 30, 2008

The Boston Company
Emerging Markets Core Equity Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund’s portfolio holdings, access the most recent quarterly holdings report, semi-annual report or annual report on the Fund’s web site at http://www.melloninstitutionalfunds.com.

To access the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC’s web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

September 2008

Dear Mellon Institutional Fund Shareholder:

Not since the 1930s has the global financial landscape changed as dramatically or as swiftly as it did during the third quarter of 2008. Market participants have witnessed a series of truly historic events, including the nationalization of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the merger of Merrill Lynch with Bank of America, the takeover of AIG and the collapse of Washington Mutual. Although governments have noted the magnitude of the current crisis and are acting in coordinated efforts to restore liquidity to the credit markets, economic indicators have begun to show signs of a more significant slowdown in growth.

In this challenging environment, the market turbulence that has plagued investors since mid-2007 intensified last quarter. September proved to be one of the most volatile months on record for U.S. and world equity markets; the S&P 500 Index tumbled nearly 9% for the month, pulling its year-to-date return down to -19.3%, while the FTSE All-World Index lost just over 12% in U.S. dollar terms. In a reversal of the typical pattern during past market downturns, many small- and mid-cap indexes have suffered smaller declines this year than their large-cap counterparts.

Many fixed-income investments have also been seriously hampered by the recent turmoil. Despite meaningful steps by the U.S. government, including passage of a bill to fund a pool for mortgage assets, liquidity in some market sectors has reached all-time lows. Treasury yields have fallen amid heightened risk aversion and a continued flight to quality, leading to a further steepening of the yield curve. Spreads on asset-backed and corporate securities-even in traditionally higher-quality sectors-have widened to historically high levels versus Treasuries.

We believe that the damage to economic activity to this point has been substantial enough that a U.S. recession and a global recession are already underway. Although the economic weakness could be severe over the next several months, we currently expect a trough in the U.S. recession in the spring or summer of 2009. This outlook is based on our judgment that aggressive policy measures will foster a transition from the recent phase of disorderly deleveraging to a more orderly deleveraging of the financial system in early 2009.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Enclosed you will find your Fund’s annual report for the fiscal year ended September 30, 2008. Please feel free to contact us with questions or comments.

Sincerely,
J. David Officer
President

1

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Management Discussion and Analysis

For the year ended September 30, 2008, The Boston Company Emerging Markets Core Equity Fund had a total return of -28.5%, outperforming the -33.0% MSCI Emerging Markets Index return. During the quarter, market participants witnessed a series of truly historic events: the US government takeover of Fannie Mae and Freddie Mac, the non-takeover and subsequent bankruptcy of Lehman Brothers, the shotgun merger of Merrill Lynch with Bank of America, the takeover of the insurance giant AIG, and the end of the independent investment bank business model as Goldman Sachs and Morgan Stanley decided to reorganize as bank holding companies. We also witnessed the collapse and subsequent FDIC-orchestrated takeover of the largest thrift in the United States, Washington Mutual, by J.P. Morgan Chase. The banking system has begun the very painful process of consolidation after over-extending itself. By natural extension, this process of consolidation materially reduces credit necessary to the economy. In three short months we witnessed the vaporization of most of what had been the US financial sector. It was not only a US phenomenon; we are only beginning to see the early cracks in the UK and European financials. In Europe, HBOS began talks with Lloyds and Royal Bank of Scotland tried selling its insurance units to boost capital. In order to assuage concerns of retail depositors, the banking subsidiaries of Fortis received help from the Benelux authorities, and the Irish government committed $575 million to guarantee deposits and bonds sold

All of these events had the intricately inter-related nature of the global financial system on full display. As the system teetered on the edge of the abyss, the Fed, the Treasury and Congress were working on the beginnings of a solution. Congress passed the Emergency Economic Stabilization Act (“EESA”), but passage came only after the proposal grew from a few simple pages into a 451-page monstrosity. The final details of exactly how the Treasury will put its new powers into practice are still uncertain as of this writing.

Given this traumatic background, it is not at all surprising that the major equity indices were off in the quarter and are down more than ten percent for the year-to-date period. And as of this writing, just a few business days into the next quarter, the markets have taken another significant hit. Where and when will this end? We address these questions later in this commentary.

The weak returns within the MSCI EM Index over the period (–33%) were broad-based with all but one country (Morrocco) reporting negative returns. Some of the larger constituents in the index were down even more than the benchmark — Russia and India both dropped more than 35%, South Korea lost 42% and China plummeted 47%. On a sector basis, all ten sectors were negative. Not surprisingly, the more cyclical sectors like Industrials (–47%) and Materials (–41%) were the worst performers as the global economy began to slow late in 2007 and go into free-fall in the Summer of 2008, while the more defensive Health Care sector (–3.5%) did an admirable job of withstanding the market down-turn.

Stock selection for the Fund was quite positive for the twelve month period ended September 30, 2008 and was

2

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Management Discussion and Analysis

responsible for the bulk of the alpha generated. From a country perspective, Russia was the most significant contributor as the portfolio sidestepped the plummeting financial firms. In South Korea, strong stock selection in the very weak Industrials sector helped insulate returns. Finally, stock selection was the source of outperformance in both South Africa and Taiwan. In South Africa, positive stock selection helped to boost returns in the Materials and Industrials sectors; in Taiwan, the alpha was generated in the Financials and Technology space.

We anticipate this will end, when value buyers show up and start buying. This could be achieved and has already begun on two fronts: the strategic buyers through M&A and the financial buyers through share repurchase. These crises also come to an end when fiscal and monetary policy and other policy responses become significant enough to reverse the tide. Perhaps the passage of EESA will mark this turning point.

At The Boston Company, we run our strategies on a fully invested basis and avoid top-down calls on the market’s direction.

We believe that equity valuations (including emerging markets) are increasingly attractive at current levels and that fixed income, especially US Treasuries, have gotten very expensive due to the high demand from fearful investors. We believe that corporate earnings will clearly be under pressure given the apparent global recession, but also that current investor sentiment is entirely too negative and that the implied consensus expectations are likely to be too conservative over the intermediate term. Additionally, the global equity market is often the mechanism that has historically led the economy out of recession. Given the massive amounts of policy stimulus in the system, we also believe the current fear-filled markets are creating an opportunity for long-term investors to begin building equity allocations that potentially will produce very attractive returns.

William S. Patzer, CFA Portfolio Manager The Boston Company Asset Management, LLC	Sylvia Han, CFA Portfolio Manager The Boston Company Asset Management, LLC

3

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Comparison of Change in Value of $100,000 Investment in
The Boston Company Emerging Markets Core Equity Fund and
the Morgan Stanley Capital International Emerging Markets Index (Unaudited)

Average Annual Total Returns (for period ended 9/30/2008)
1 Year	Since Inception 7/10/2006
(28.51)%	8.52%

* Source: Lipper Inc.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains. The $100,000 line graph and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund’s investment adviser (if applicable), the fund’s total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

4

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period† April 1, 2008 to September 30, 2008
Actual	$1,000.00	$764.80	$6.40
Hypothetical (5% return per year before expenses)	$1,000.00	$1,017.75	$7.31

† Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

5

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Portfolio Information as of September 30, 2008 (Unaudited)

The Fund is actively managed. Current holdings may be different than those presented below:

Top Ten Holdings*	Country	Sector	Percentage of Investments
Petroleo Brasileiro SA	Brazil	Energy	4.2%
OAO Gazprom — ADR	Russia	Energy	3.4
Industrial and Commercial Bank of China	China	Financials	2.9
Companhia Vale do Rio Doce	Brazil	Materials	2.6
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	Taiwan	Information Technology	2.2
CNOOC Ltd.	Hong Kong	Energy	2.1
Lukoil ADR	Russia	Energy	2.1
Teva Pharmaceutical Industries Ltd. ADR	Israel	Health Care	2.0
Samsung Electronics Co., Ltd.	South Korea	Information Technology	2.0
China Mobile Ltd.	Hong Kong	Telecommunications Services	2.0
			25.5%

*	Excludes short-term securities and investment of cash collateral.

Geographic Region Allocation*	Percentage of Investments
Europe ex U.K.	13.8%
Pacific ex Japan	52.4
Americas ex U.S.	19.9
Middle East/Africa	13.9
100.0%

*	Excludes short-term securities and investment of cash collateral.

6

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
UNAFFILIATED INVESTMENTS—98.6%
Common Equities—85.5%
Brazil—2.3%
Redecard SA	8,400		109,799
Uniao de Bancos Brasileiros SA	13,300		135,907
Uniao de Bancos Brasileiros SA GDR	1,020	[a]	102,938
			348,644
China—7.9%
China Construction Bank Corp.	291,000		193,166
China COSCO Holdings Co., Ltd.	56,500		51,620
Dongfeng Motor Group Co., Ltd.	306,000		113,114
Industrial and Commercial Bank of China	741,000		441,425
Shanda Interactive Entertainment Ltd. ADR	5,130	[a]	131,072
Weichai Power Co., Ltd.	31,000		116,666
Weiqiao Textile Co., Ltd.	175,500		85,978
Yanzhou Coal Mining Co., Ltd.	70,000		73,144
			1,206,185
Czech Republic—0.6%
CEZ	1,383		84,588
Egypt—.9%
Telecom Egypt	53,355		145,109
Hong Kong—7.7%
Bank of China Ltd.	319,000		122,313
Chaoda Modern Agriculture Ltd.	134,000		112,435
China Agri-Industries Holding Ltd.	227,481	[a]	119,499
China Mobile Ltd.	30,000		300,399
China Pharmaceutical Group Ltd.	254,000		82,227
CNOOC Ltd.	279,000		320,188
Global Bio-Chem Technology Group Co., Ltd.	378,000		122,095
			1,179,156
Hungary—0.7%
Magyar Telekom Telecommunications PLC	23,150		109,139
India—5.0%
Bank of India	11,650		72,251
Bharat Petroleum Corp., Ltd.	21,478		167,299
Hindalco Industries Ltd.	40,980		86,768
Hindalco Industries Ltd. Rights	17,014	[a]	236
Infosys Technologies Ltd.	5,810		176,157
Rolta India Ltd.	15,355		78,735
State Bank of India Ltd.	3,450		109,209
Tata Steel Ltd.	7,501		69,614
			760,269

The accompanying notes are an integral part of the financial statements.

7

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Indonesia—0.6%
PT Gudang Garam Tbk	160,000		99,544
Israel—4.0%
Bank Leumi Le-Israel	46,830		176,609
Israel Chemicals Ltd.	8,730		136,996
Teva Pharmaceutical Industries Ltd. ADR	6,690	[b]	306,335
			619,940
Malaysia—3.4%
Hong Leong Bank Bhd	167,900		277,597
KLCC Property Holdings Bhd	123,900		97,885
RHB Capital Bhd	122,400		143,324
			518,806
Mexico—6.5%
Alfa SAB de CV	56,000		252,065
America Movil SAB de CV ADR	5,680		263,325
Cemex SAB de CV ADR	6,780		116,752
Fomento Economico Mexicano de CV ADR	5,480		209,007
Grupo Aeroportuario del Sureste	12,400		60,965
Grupo Financiero Banorte SAB de CV	27,200		86,847
			988,961
Poland—2.3%
BRE Bank SA	1,035	[a]	136,490
Telekomunikacja Polska SA	22,070		211,268
			347,758
Russia—6.9%
Cherepovets MK-SPON 144A GDR	4,100		42,640
JSC MMC Norilsk Nickel ADR	4,310		58,918
Lukoil ADR	5,360		315,168
Mobile TeleSystems ADR	2,350		131,624
OAO Gazprom—ADR	16,580		513,151
			1,061,501
South Africa—8.6%
ABSA Group Ltd.	6,688		88,987
ArcelorMittal South Africa Ltd.	9,296		187,372
Aveng Ltd.	26,930		205,728
Metropolitan Holdings Ltd.	62,658		84,397
MTN Group Ltd.	17,384		246,639
Nedbank Group Ltd.	7,020		89,169
Remgro Ltd.	7,292		169,192
Sasol Ltd.	5,710		243,008
			1,314,492

The accompanying notes are an integral part of the financial statements.

8

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Schedule of Investments — September 30, 2008

Security	Shares	Value ($) (Note 1A)
South Korea—15.5%
CJ Home Shopping	1,985	114,023
Daehan Steel Co., Ltd.	1,299	76,164
Dongbu Insurance Co., Ltd.	4,810	111,549
Honam Petrochemical Corp.	2,091	120,636
Hyundai Department Store Co., Ltd.	1,507	117,321
Hyundai Marine & Fire Insurance Co., Ltd.	7,620	123,104
Hyundai Motor Co.	1,881	118,735
KT&G Corp.	1,389	103,559
Kumho Industrial Co., Ltd.	3,770	74,192
LG Chem Ltd.	1,089	85,839
LG Corp.	5,411	282,750
LG Fashion Corp.	3,820	88,531
LG Telecom Ltd.	10,180	85,151
POSCO	746	275,896
Samsung Electronics Co., Ltd.	660	304,077
Shinhan Financial Group Co., Ltd.	8,090	291,839
		2,373,366
Taiwan—7.6%
Acer, Inc.	69,000	117,548
Catcher Technology Co., Ltd.	31,000	99,979
Compal Electronics, Inc.	197,282	142,235
Giga-Byte Technology Co., Ltd.	172,000	88,485
Polaris Securities Co., Ltd.	200,560	79,439
Quanta Computer, Inc.	78,680	99,158
Taiwan Mobile Co., Ltd.	82,645	131,740
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	36,307	340,197
Tong Yang Industry Co., Ltd.	127,936	64,963
		1,163,744
Thailand—2.0%
Electricity Generating Public Co., Ltd.	48,900	90,373
PTT Public Co., Ltd.	20,900	143,699
Total Access Communication Public Co., Ltd.	66,500	78,232
		312,304
Turkey—3.0%
Haci Omer Sabanci Holding AS	39,702	149,085
Selcuk Ecza Deposu Ticaret ve Sanayi AS	91,548	91,592
Tupras-Turkiye Petrol Rafine AS	7,783	142,582
Turkcell Iletisim Hizmetleri AS	13,700	83,757
		467,016
TOTAL COMMON EQUITIES (Cost $16,005,626)		13,100,522

The accompanying notes are an integral part of the financial statements.

9

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Preferred Stocks—10.7%
Brazil—10.7%
Companhia de Bebidas das Americas	1,400		77,230
Companhia Energetica de Minas Gerais	4,597		90,810
Companhia Paranaense de Energia-Copel	13,200		183,083
Companhia Vale do Rio Doce	23,500		403,848
Petroleo Brasileiro SA	34,900		643,580
Tele Norte Leste Participacoes SA	7,300		124,645
Usinas Siderurgicas de Minas Gerais SA	5,175		110,139
TOTAL PREFERRED STOCKS (Cost $1,864,663)			1,633,335
EXCHANGE TRADED FUNDS—1.5%
Ishares MSCI Emerging Markets Index (Cost $224,767)	6,790		232,014
SHORT-TERM INVESTMENTS—2.1%
INVESTMENT OF CASH COLLATERAL—0.9%
BlackRock Cash Strategies L.L.C. (Cost $144,388)	144,388	[c,e]	144,388
TOTAL UNAFFILIATED INVESTMENTS (Cost $18,239,444)			15,110,259
AFFILIATED INVESTMENTS —1.2%
Dreyfus Institutional Cash Advantage Fund	58,562	[d,e]	58,562
Dreyfus Institutional Preferred Plus Money Market Fund	122,228	[d]	122,228
TOTAL AFFILIATED INVESTMENTS (Cost $180,790)			180,790
TOTAL INVESTMENTS—99.8% (Cost $18,420,234)			15,291,049
OTHER ASSETS, LESS LIABILITIES—0.2%			36,885
NET ASSETS—100%			15,327,934

Notes to Schedule of Investments:

ADR — American Depository Receipts

GDR — Global Depository Receipts

144A — Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of this security amounted to $42,640 or 0.3% of net assets.

a Non-income producing security.

b Security, or a portion of thereof, was on loan at September 30, 2008.

c Illiquid security. At the period end, the value of this security amounted to $144,388 or 0.9% of net assets.

d Affiliated institutional money market fund.

e Investment of security lending cash collateral.

The accompanying notes are an integral part of the financial statements.

10

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Schedule of Investments — September 30, 2008

At September 30, 2008, the Fund held the following forward foreign currency exchange contracts:

Contracts to Deliver	Local Principal Amount	Contract Value Date	Value at September 30, 2008	USD Amount to Receive	Unrealized Appreciation
Poland Zloty	196,917	10/2/2008	$81,661	$82,375	$714

Economic Sector Allocation	Percentage of Net Assets
Consumer Discretionary	4.6%
Consumer Staples	5.5
Energy	16.7
Financials	21.4
Health Care	3.2
Industrials	6.8
Information Technology	11.0
Materials	11.6
Telecommunications Services	12.5
Utilities	2.9
Exchange Traded Funds	1.5
Short-term and Other Assets	2.3
100.0%

The accompanying notes are an integral part of the financial statements.

11

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Statement of Assets and Liabilities
September 30, 2008

Assets
Investment in securities, at value (Note 1A) (including securities on loan, valued at $206,513 (Note 7)):
Unaffiliated investments (cost $18,239,444)		$15,110,259
Affiliated investments (Note 1H) (cost $180,790)		180,790
Foreign currency, at value (cost $135,765)		134,151
Receivable for investments sold		552,916
Receivable from investment advisor		106,982
Interest and dividends receivable		35,001
Unrealized appreciation on forward currency exchange contracts (Note 6)		714
Prepaid expenses		500
Total assets		16,121,313
Liabilities
Payable for investments purchased	$448,204
Collateral for securities on loan (Note 7)	202,950
Accrued professional fees	47,980
Accrued investment advisory fee (Note 2)	46,965
Accrued accounting, custody, administration and transfer agent fees (Note 2)	40,914
Accrued trustees’ fees (Note 2)	1,452
Accrued shareholder reporting fees (Note 2)	1,013
Accrued chief compliance officer fees (Note 2)	429
Other accrued expenses and liabilities	3,472
Total liabilities		793,379
Net Assets		$15,327,934
Net Assets consist of:
Paid-in capital		$17,928,958
Accumulated net realized gain		396,245
Undistributed net investment income		142,210
Net unrealized depreciation		(3,139,479)
Total Net Assets		$15,327,934
Shares of beneficial interest outstanding		718,710
Net Asset Value, offering and redemption price per share (Net Assets/Shares outstanding)		$21.33

The accompanying notes are an integral part of the financial statements.

12

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Statement of Operations
For the Year Ended September 30, 2008

Investment Income (Note 1B)
Dividend income from unaffiliated investments (net of foreign withholding taxes $52,555)		$421,978
Dividend income from affiliated investments (Note 1 H)		6,550
Securities lending income (Note 7)		4,129
Total investment income		432,657
Expenses
Investment advisory fee (Note 2)	$179,662
Accounting, custody, administration and transfer agent fees (Note 2)	151,304
Professional fees	62,078
Registration fees	23,250
Trustees’ fees and expenses (Note 2)	5,868
Insurance expense	363
Miscellaneous expenses	23,558
Total expenses	446,083
Deduct:
Waiver of invesment advisory fee (Note 2)	(179,662)
Reimbursement of Fund operating expenses (Note 2)	(30,611)
Total expense deduction	(210,273)
Net Expenses		235,810
Net investment income		196,847
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	886,548
Foreign currency transactions and forward foreign currency exchange transactions	9,436
Net realized gain (loss)		895,984
Change in unrealized appreciation (depreciation) on:
Investments	(6,836,314)
Foreign currency translations and forward foreign currency exchange transactions	(13,246)
Change in net unrealized appreciation (depreciation)		(6,849,560)
Net realized and unrealized gain (loss) on investments		(5,953,576)
Net Increase (Decrease) in Net Assets from Operations		$(5,756,729)

The accompanying notes are an integral part of the financial statements.

13

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$196,847	$104,925
Net realized gain (loss)	895,984	920,690
Change in net unrealized appreciation (depreciation)	(6,849,560)	3,541,091
Net increase (decrease) in net assets from investment operations	(5,756,729)	4,566,706
Distributions to Shareholders (Note 1C)
From net investment income	(132,037)	(78,456)
From net realized gains on investments	(1,349,478)	—
Total distributions to shareholders	(1,481,515)	(78,456)
Fund Share Transactions (Note 4)
Net proceeds from sale of shares	7,882,079	3,722,363
Value of shares issued to shareholders in reinvestment of distributions	1,416,355	73,536
Cost of shares redeemed	(403,210)	(306,321)
Net increase (decrease) in net assets from Fund share transactions	8,895,224	3,489,578
Total Increase (Decrease) in Net Assets	1,656,980	7,977,828
Net Assets
At beginning of year	13,670,954	5,693,126
At end of year [including undistributed net investment income of $142,210 and $67,966, respectively]	$15,327,934	$13,670,954

The accompanying notes are an integral part of the financial statements.

14

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Financial Highlights

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the period July 10, 2006 (commencement of operations) to September 30, 2006
Net Asset Value, Beginning of Period	$33.24	$20.55	$20.00
From Operations:
Net investment income * (a)	0.35	0.31	0.06
Net realized and unrealized gains (loss) on investments	(8.86)	12.62	0.49
Total from operations	(8.51)	12.93	0.55
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.24)	—
From net realized gains	(3.14)	—	—
Total distributions to shareholders	(3.40)	(0.24)	—
Net Asset Value, End of Period	$21.33	$33.24	$20.55
Total Return (b)	(28.51%)	63.25%	2.75	%(d)
Ratios/Supplemental Data:
Expenses (to average daily net assets)*	1.45%	1.45%	1.45	%(c)
Net Investment Income (to average daily net assets)*	1.21%	1.15%	1.31	%(c)
Portfolio Turnover	128%	76%	31	%(d)
Net Assets, End of Period (000’s omitted)	$15,328	$13,671	$5,693

*For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income (loss) per share and the ratios, without waivers and reimbursement, would have been:

Net investment income (loss) per share (a)	$(0.02)	$(0.16)	$(0.27)
Ratios (to average daily net assets):
Expenses	2.74%	3.18%	8.64	%(c)
Net investment income (loss)	(0.08%)	(0.59%)	(5.88	%)(c)

(a)	Calculated based on average shares outstanding.

(b)	Total return would have been lower in the absence of expense waivers. Returns for periods of less than one year have not been annualized.

(c)	Calculated on an annualized basis.

(d)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Notes to Financial Statements

(1)	Organization and Significant Accounting Policies:

Mellon Institutional Funds Investment Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Emerging Markets Core Equity Fund (the “Fund”), is a separate diversified investment series of the Trust.

The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index. The Fund may also enter into equity index futures contracts based primarily on the indices of the countries included in the MSCI EM Index and Canada.

Effective December 1, 2008, the Trust’s name will change to Dreyfus Investment Funds and the Fund’s name will change to Dreyfus/The Boston Company Emerging Markets Core Equity Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Investment security valuations

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Securities are valued at the last sale price on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund’s assets that are invested in one or more open-end regulated investment companies (“RICs”), the Fund’s net asset value (“NAV”) will be calculated based upon the NAVs of such RICs.

Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

Because foreign markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), the Fund may value its assets by a method the Trustees believe accurately reflects the fair value. The Trustees have adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised by the Trustees from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Fund to a significant extent.

Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

B. Securities transactions and income

Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date or when the Fund is first informed of the dividend, if later. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

16

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Notes to Financial Statements

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

C. Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund’s distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Section 988 of the Internal Revenue Code (the “Code”) provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

D. Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E. Foreign currency transactions

The Fund maintains its books and records in U.S. dollars. Investment security valuations and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

F. Foreign investment risk

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

G. Commitments and contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

17

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Notes to Financial Statements

H. Affiliated issuers

Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), or its affiliates. During the year ended September 30, 2008, the Fund invested available cash balances and cash collateral from securities lending in affiliated money market funds. During the period, each affiliated investment maintained a $1 net asset value, as such, there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation). Dividends from affiliated investments are reflected in the statement of operations.

I. New accounting requirements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

(2)	Investment Advisory Fee and Other Transactions With Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 1.10% of the Fund’s average daily net assets. TBCAM voluntarily agreed to limit the Fund’s total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.45% of the Fund’s average daily net assets for the year ended September 30, 2008. Pursuant to this agreement, for the year ended September 30, 2008, TBCAM voluntarily waived its investment advisory fee in the amount of $179,662 and reimbursement of Fund operating expenses of $30,611. This arrangement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

The Trust has an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $5,322, for the year ended September 30, 2008.

The Trust entered into an agreement with The Bank of New York Mellon (“BNYM”), formerly Mellon Bank, N.A., a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and fund accounting services for the Fund. For these services the Fund pays BNYM a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $145,982 for the year ended September 30, 2008.

The Trust also entered into an agreement with BNYM to perform certain securities lending activities and to act as the Fund’s lending agent. BNYM receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, BNYM earned $1,769 for the year ended September 30, 2008. See Note 7 for further details.

The Trust entered into two separate agreements with BNYM, formerly The Bank of New York, that enable the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $692 for the year ended September 30, 2008, which is included in miscellaneous expenses in the Statement of Operations. See Note 8 for further details.

The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust’s Chief Compliance Officer. For the year ended September 30, 2008, the Fund was charged $5,488, which amount is included in miscellaneous expenses in the Statement of Operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $1,502, which amount is included in miscellaneous expenses in the Statement of Operations, for the year ended September 30, 2008.

18

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Notes to Financial Statements

The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund’s average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor’s promotional efforts. For the year ended September 30, 2008, the Fund was charged $1,947 for fees payable to BNY Mellon Wealth Management.

MBSC Securities Corporation (“MBSC”), a wholly-owned subsidiary of BNY Mellon and affiliate of TBCAM, is the distributor of the Fund’s shares.

(3)	Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2008 were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$27,900,705	$20,373,768

(4)	Shares of Beneficial Interest:

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Shares sold	275,989	144,213
Shares issued to shareholders in reinvestment distributions	47,368	2,828
Shares redeemed	(15,900)	(12,790)
Net increase (decrease)	307,457	134,251

At September 30, 2008, four shareholders of record, (including MBC Investment Corp., a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM which holds approximately 39.1%) in the aggregate held approximately 82.6% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund. A significant redemption by such shareholders could result in illiquid or less liquid investments comprising a larger portion of the Fund’s portfolio.

The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2008, the Fund did not assess any redemption fees.

(5)	Federal Taxes:

Each year, the Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

19

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Notes to Financial Statements

During the current year, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and valuing the benefit management believes it would recover. Management believes the Fund will realize the full benefit of the tax positions it has taken and, therefore, no provision has been recorded in the accompanying financial statements.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2008 were as follows:

Cost for federal income tax purposes	$18,642,981
Gross unrealized appreciation	$148,264
Gross unrealized depreciation	(3,500,196)
Net unrealized appreciation (depreciation)	$(3,351,932)
Undistributed ordinary income	$152,590
Undistributed capital gains	609,326
Total distributable earnings	$761,916

The tax character of distributions paid during fiscal years ended September 30, 2008 and September 30, 2007 was as follows:

	2008	2007
Ordinary income	$1,125,936	$78,456
Capital gains	355,579	—
Total distributions	$1,481,515	$78,456

(6)	Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The Fund may trade the following financial instruments with off-balance sheet risk:

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any appreciation or depreciation are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward foreign currency exchange contracts are used by the Fund primarily to protect the value of the Fund’s foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward foreign currency exchange contracts is included in the Statement of Assets and Liabilities. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

For the year ended September 30, 2008, the Fund held forward foreign currency exchange contracts. See the Schedule of Investments for further details.

20

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Notes to Financial Statements

(7)	Securities Lending:

The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized by the borrower at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund’s obligations due on the loans.

Until December 10, 2007, all cash collateral received by the Fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund L.L.C. (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the Fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended. To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through September 30, 2008, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the Fund were reinvested in shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund. See Schedule of Investments for further detail on the Fund’s investment of cash collateral in the BlackRock Fund and the Dreyfus Fund as of September 30, 2008. During the period October 1, 2008 through November 26, 2008, the Fund received $77,925 in liquidation proceeds of its investment in the BlackRock Fund.

The Fund loaned securities for the year ended September 30, 2008 and earned interest on the invested collateral of $17,898 of which $13,769 was rebated to borrowers or paid in fees. At September 30, 2008, the Fund had securities valued at $206,513 on loan of which $202,950 was collateralized with cash. See schedule of Investments for further details on the security positions on loan and collateral held.

(8)	Line of Credit:

On behalf of the Fund and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. For the year ended September 30, 2008, the Fund had average borrowings outstanding of $78,000 for a total of fifty-nine days and incurred interest expense of $454. At September 30, 2008, the Fund did not have a loan balance outstanding.

(9)	Subsequent Event:

On August 27, 2008, a majority of the Trust’s Board of Trustees approved the appointment of The Dreyfus Corporation (“Dreyfus”) to serve as the Fund’s investment adviser as of December 1, 2008. The terms of the new advisory agreement with Dreyfus are substantially identical to the terms of the current advisory agreement between the Fund and TBCAM, and the advisory fees to be paid to Dreyfus are identical to those currently paid to TBCAM.

21

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of the Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Emerging Markets Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Emerging Markets Core Equity Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 28, 2008

22

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders was held on November 17, 2008 for the purpose of recommending a new slate of trustees for election. On or about October 10, 2008, the Trust sent to all shareholders of record as of September 3, 2008 a notice and a proxy statement in connection with the Special Meeting which contained relevant information regarding the nominees and the current trustees’ recommendation to the Trust’s shareholders that they vote for the election of these nominees to serve in their stead. At the meeting, the following nominees were elected in place of the current trustees: Joseph S. DiMartino, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson, and Benaree Pratt Wiley. It is expected that these individuals will assume their roles on or about December 1, 2008.

23

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

Background and Summary

The 1940 Act requires that a majority of the Board of Trustees, including a majority of the Trustees who are not affiliated with The Boston Company Emerging Markets Core Equity Fund (the “Fund”), any investment adviser to the Fund or the Trust’s principal underwriter (the “Independent Trustees”), voting separately, approve the Fund’s advisory agreement and the related fees.

At their meeting held on August 27, 2008, the Board of Trustees and Independent Trustees, by majority vote, approved a new investment advisory agreement (the “New Advisory Agreement”) effective December 1, 2008, between Mellon Institutional Funds Investment Trust (the “Trust”), on behalf of the Fund, and a new adviser, The Dreyfus Corporation (“Dreyfus”), with respect to the Fund. This New Advisory Agreement replaces the investment advisory agreement between the Trust, on behalf of the Fund, and The Boston Company Asset Management LLC (“TBCAM”) (such agreement, the “Current Advisory Agreement”). As discussed below, however, it is expected that the appointment of Dreyfus under the New Advisory Agreement will not result in any actual change in the investment management services provided to the Fund, the investment professionals who provide these services, or in the fees charged to the Fund for these services.

The New Advisory Agreement and the appointment of Dreyfus as the Fund’s investment adviser were proposed to the Trustees in the context of a larger proposed rebranding and consolidation of mutual fund businesses of The Bank of New York Mellon Corporation (“BNY Mellon”). Specifically, BNY Mellon proposed to consolidate substantially all of its mutual fund businesses, including the Fund and all of the other funds comprising the Trust, under the Dreyfus name, organization and infrastructure. Dreyfus is currently BNY Mellon’s primary mutual fund business unit, with approximately $340 billion in assets under management and approximately 180 mutual fund portfolios. The appointment of Dreyfus as investment adviser to all the Funds comprising the Trust consolidates the proprietary mutual fund investment management operations of two BNY Mellon advisory firms, TBCAM and Standish Mellon Asset Management Company LLC, into a single BNY Mellon company, Dreyfus. Following completion of this consolidation, it is expected that the Trust and all of the Funds will be rebranded and marketed under the Dreyfus name.

In proposing the New Advisory Agreement and the appointment of Dreyfus as the Fund’s adviser, management provided the Board with written assurances that, if approved as to the Fund, this consolidation would not result in any change in the portfolio management of the Fund, the investment professionals who serve the Fund, or the fees charged for these services. Instead, the portfolio managers and research analysts who have provided services to the Fund in the past would continue to do so under the New Advisory Agreement using the same investment process they have used previously, only they would perform such services as personnel of Dreyfus, while also remaining personnel of their current firm.

Management proposed also to transfer simultaneously certain non-advisory functions and operations to corresponding units within Dreyfus and to combine certain of the Trust’s outside service provider relationships with those of the Dreyfus funds.

In connection with these changes, the current Board of Trustees also determined to recommend to shareholders of the Trust the election of six individuals, each of whom currently serves as independent trustee or director of funds managed by Dreyfus, to serve in their stead.

At the Board’s request, management provided information as to the combined financial impact of these changes on the Trust. This information indicated that the consolidation of the Trust’s Board, advisory functions, other operations of the Trust, and the service provider relationships would result in certain efficiencies and cost savings to the funds over time.

* * *

In determining to approve the New Advisory Agreement, the Board concluded, based on representations from management, that shareholders of the Fund would experience no actual change in the portfolio management of the Fund as a result of the new contractual arrangement with Dreyfus and may over time experience efficiencies and cost savings. The Board noted also that the terms of the New Advisory Agreement were substantially identical to the terms of the Current Advisory Agreement between the Fund and TBCAM, and that the advisory fees to be paid to Dreyfus were identical to those currently paid to TBCAM.

The Board’s Deliberations

In determining whether to approve the New Advisory Agreement, the Independent Trustees received from Dreyfus a broad range of information in response to several written requests prepared on behalf of the Independent Trustees by their own legal counsel. The Independent Trustees met alone in private sessions with their legal counsel on several occasions, including at a special meeting devoted to these proposals on August 7, 2008, to review these materials and to discuss the New Advisory Agreement and other changes proposed by management. Representatives of management participated in portions of these sessions to provide an overview of Dreyfus’ organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees’ review of the materials and their deliberations. These included discussions as to the impact on the Fund, if any, of the engagement of Dreyfus as the Fund’s investment adviser and the related consolidation of certain other operations of the Fund under the Dreyfus organization.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: Dreyfus’ balance sheet and income statements, as well as an historical and pro forma profitability analysis of Dreyfus and of BNY Mellon with respect to the investment management services provided and to be provided, to the Fund, including profitability with respect to the custodian, transfer agent and securities lending services provided to the Fund by BNY Mellon affiliates, as well as a separate presentation of profitability relative to that of several publicly traded investment advisers;

24

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

(ii) Management Teams and Operations: Dreyfus’ Form ADV, as well as information concerning Dreyfus’ executive management, portfolio management, client service personnel and overall organizational structure, assets under management, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee, and expense ratios compared to other funds, and Dreyfus’ separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: TBCAM’s commentary on the Fund’s performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year; and

(v) Other Benefits: The benefits flowing to BNY Mellon and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of BNY Mellon.

In considering the approval of the Fund’s New Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the New Advisory Agreement and the compensation to Dreyfus provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services proposed to be provided to the Fund by Dreyfus. In their deliberations as to the approval of the New Advisory Agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have previously chosen to entrust TBCAM, the investment professionals of which would, under the proposal, also become associated with Dreyus to manage the portion of their assets invested in the Fund, under the supervision of the Board.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services to be provided by Dreyfus. The Board determined that the services to be provided were of high quality and at least commensurate with industry standards. The Board also placed significant weight on assurances provided by management that there would be no material changes in the nature or quality of the services provided, including in the personnel or processes utilized in providing investment management services to the Fund as a result of the appointment of Dreyfus and that no such changes were currently contemplated by management in the future.

The Trustees reviewed the background and experience of the Fund’s portfolio managers then employed by TBCAM, who would become associated with Dreyfus. In previous meetings the Trustees had heard from senior management of Dreyfus an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Dreyfus’ investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that Dreyfus, using the same investment professionals and resources then supplied by TBCAM, had the expertise and resources to manage the Fund effectively on a day-to-day basis.

Investment Performance

The Board considered the historical investment performance of TBCAM in managing the Fund against a peer group of investment companies selected by TBCAM with input from the Trustees. The Board also compared the Fund’s investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings against that universe. In addition to the information received by the Board for the August 27, 2008 Board meeting, the Trustees had received similar detailed comparative performance information for the Fund at regular Board meetings during the year.

The Board noted that the Fund commenced operations on July 10, 2006, and therefore, the Lipper information included returns only for the 1-year period ended May 31, 2008. The Lipper materials provided to the Board at the August 27 meeting indicated that the performance of the Fund for the 1-year period ended May 31, 2008 was 24.04%. The Board found that for the 1-year period, the Fund had outperformed its peer group average return of 18.70%.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate proposed to be paid by the Fund to Dreyfus which was identical to the fee then being paid together with written assurances that no increase in the fee payable by the Fund was contemplated. The Lipper data presenting the Fund’s “net management fees” included fees paid by the Fund, as calculated by Lipper, for administrative services provided by The Bank of New York Mellon, the Trust’s custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.

25

Mellon Institutional Funds Investment Trust
The Boston Company Emerging Markets Core Equity Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

The Fund’s contractual advisory fee was 1.10%, in the 2nd quintile (1st being the best) of its peer group of funds, the median fee of which was 1.111%. The Fund’s net management fee, after giving effect to expense limitations, was 0.00% (which included no administrative services fees under Lipper’s calculation methodology), well below the peer group median net management fee of 1.087%.

Based on the Lipper data, as well as other factors discussed at the August 27, 2008 Board meeting, the Board determined that the Fund’s proposed advisory fee under the New Advisory Agreement is reasonable relative to its peer group median and noted that it was identical to the advisory fee paid by the Fund under the Current Advisory Agreement.

The Board also compared the fees payable by the Fund relative to those payable by separate account clients of Dreyfus. Based on the additional scope and complexity of the services provided and responsibilities assumed by Dreyfus with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the New Advisory Agreement were reasonable relative to the nature and quality of the services provided.

The Board also considered the Fund’s total expense ratio and compared it to that of its peer group of similar funds. They found that the actual net expense ratio of 1.450% (after giving effect to expense limitations) was higher than the median net expense ratio of the peer group of 1.417%, largely due to the Fund’s small asset size compared to its peer group.

The Board noted that TBCAM had voluntarily agreed to limit its fees and/or reimburse the Fund’s expenses to the extent necessary to limit the Fund’s total expense ratio (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) to 1.45% and that, although this arrangement is temporary and may be changed at any time, Dreyfus had represented to the Board that no change in this voluntary expense limitation was contemplated.

Adviser’s Profitability

The Board considered Dreyfus’ projected 2008 pro forma profitability in managing the Fund and, the Mellon Institutional Funds as a group (assuming integration of the Trust’s operations with the Dreyfus Funds had already occurred), as well as the methodology used to compute such profitability, and the various direct and indirect expenses expected to be incurred by Dreyfus. The Independent Trustees had observed that, based on the pro forma profitability information submitted to them by Dreyfus, Dreyfus expected to incur losses in managing several of the funds in the Mellon Institutional Funds family of funds. The Board compared this pro forma profitability with TBCAM’s actual historical profitability in managing the Fund and also reviewed the methodologies used in computing the pro forma and actual historical profitability. The Trustees observed that Dreyfus’ pro forma information indicated that the Fund would not have generated a profit for BNY Mellon for the twelve month period ended June 30, 2008. The Board noted that the rebranding and marketing strategies that formed a part of the plan to consolidate the Fund under the Dreyfus mutual fund organization could be expected to have a positive effect on Dreyfus’ profitability in future years, but that these effects may take time to be realized.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows. As in the case of profitability, the Trustees noted that the Fund’s becoming part of the Dreyfus mutual fund operations was expected to produce future economies of scale relative to its historical advisory relationship with TBCAM, but that these could not be projected and quantified currently. The Board concluded that, at existing asset levels and considering current asset growth projections, the implementation of fee breakpoints or other fee reductions was not necessary at this time.

Other Benefits

The Board also considered the additional benefits, based on information provided by management, flowing to BNY Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by BNY Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates had been selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that Dreyfus, TBCAM and BNY Mellon operate businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to BNY Mellon and its affiliates by virtue of their relationships with the Funds and the Mellon Institutional Funds as a group.

* * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund’s New Advisory Agreement and the compensation proposed to be paid to Dreyfus thereunder was fair and reasonable and, thus, voted to approve the New Advisory Agreement for up to one year from its effective date.

26

Trustees and Officers (Unaudited)

The following table lists the Trust’s trustees and officers; their ages, addresses and dates of birth; their positions with the Trust; the length of time holding that position(s) with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended September 30, 2008. The Fund’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

As discussed in the preceding special shareholders meeting disclosure, at a Special Meeting of Shareholders of the Trust held November 17, 2008, six individuals were elected as Trustees of the Trust, to replace the current Trustees.

Current Independent Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Trustee Remuneration (period ended September 30, 2008)
Samuel C. Fleming (68) 61 Meadowbrook Road Weston, MA 02493 9/30/40	Trustee	Trustee since 11/3/1986	Chairman Emeritus, Decision Resources, Inc. (“DRI”) (healthcare research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI	15	None	Fund: $3,408

Benjamin M. Friedman (64) c/o Harvard University Littauer Center 127 Cambridge, MA 02138 8/5/44	Trustee	Trustee since 9/13/1989	William Joseph Maier Professor of Political Economy, Harvard University	15	Pioneer Funds	Fund: $3,408

John H. Hewitt (73) P.O. Box 2333 New London, NH 03257 4/11/35	Trustee	Trustee since 11/3/1986	Retired	15	None	Fund: $3,408

Caleb Loring III (64) c/o Essex Street Associates P.O. Box 5600 Beverly, MA 01915 11/14/43	Trustee	Trustee since 11/3/1986	Trustee, Essex Street Associates (family investment trust office)	15	None	Fund: $3,701

Current Interested Trustee
J. David Officer (60) The Dreyfus Corporation 200 Park Ave., 55th Fl. New York, NY 10166 8/24/48	Trustee (Chairman), President and Chief Executive Officer	Since 2008	Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation; Executive Vice President of The Bank of New York Mellon Corporation; and Director and President of MBSC Securities Corporation	15	None	Fund: $0

*	Each trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

27

Principal Officers who are Not Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Anderson (43) BNY Mellon Asset Management One Boston Place Boston, MA 02108 7/14/65	Vice President, Treasurer and Chief Financial Officer	Vice President since 1999; Treasurer and CFO since 2002	Vice President and Mutual Funds Controller, BNY Mellon Asset Management; formerly Assistant Vice President and Mutual Funds Controller, Standish Mellon Asset Management Company, LLC

Denise B. Kneeland (57) BNY Mellon Asset Management One Boston Place Boston, MA 02108 8/19/51	Assistant Vice President and Secretary	Assistant Vice President since 1996; Secretary since 2007	First Vice President and Manager, Mutual Funds Operations, BNY Mellon Asset Management; formerly Vice President and Manager, Mutual Fund Operations, Standish Mellon Asset Management Company, LLC

Janelle E. Belcher (50) Founders Asset Management, LLC 210 University Boulevard Suite 800 Denver, CO 80206 4/11/58	Chief Compliance Officer	Since 2008	Vice President — Compliance, Founders Asset Management, LLC (“Founders”), Chief Compliance Officer, Founders, Dreyfus Founders Funds, Inc., and Mellon Optima L/S Strategy Fund, LLC

The Trustees of the Trust elected at the November 17, 2008 Special Meeting are set forth below:

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph S. DiMartino (64)	Corporate Director and Trustee	191 (including 14 Funds of the Trust)
Dreyfus Funds, Chairman of the Board CBIZ, Inc. (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director The Newark Group, Inc., a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

James M. Fitzgibbons (74)	Corporate Director	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member Bill Barrett Company, an oil and gas exploration company, Director

Kenneth A. Himmel (62)
President and CEO, Related Urban Development, a real estate development company (1996-Present); President and CEO, Himmel & Company, a real estate development company (1980-Present); CEO, American Food Management, a restaurant company (1983-Present)
		43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Stephen J. Lockwood (61)	Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

28

Principal Officers who are Not Trustees

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Roslyn M. Watson (58)	Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Benaree Pratt Wiley (62)
Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present); President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
		53 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member CBIZ, Inc. (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director

The new Trustees will not take office until on or about December 1, 2008. Therefore, they did not receive remuneration from the Fund for the period ended September 30, 2008.

29

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

6914AR0908

MELLON INSTITUTIONAL FUNDS

Annual Report

Year Ended September 30, 2008

The Boston Company
International Core Equity Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund’s portfolio holdings, access the most recent quarterly holdings report, semi-annual report or annual report on the Fund’s web site at http://www.melloninstitutionalfunds.com.

To access the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC’s web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

September 2008

Dear Mellon Institutional Fund Shareholder:

Not since the 1930s has the global financial landscape changed as dramatically or as swiftly as it did during the third quarter of 2008. Market participants have witnessed a series of truly historic events, including the nationalization of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the merger of Merrill Lynch with Bank of America, the takeover of AIG and the collapse of Washington Mutual. Although governments have noted the magnitude of the current crisis and are acting in coordinated efforts to restore liquidity to the credit markets, economic indicators have begun to show signs of a more significant slowdown in growth.

In this challenging environment, the market turbulence that has plagued investors since mid-2007 intensified last quarter. September proved to be one of the most volatile months on record for U.S. and world equity markets; the S&P 500 Index tumbled nearly 9% for the month, pulling its year-to-date return down to -19.3%, while the FTSE All-World Index lost just over 12% in U.S. dollar terms. In a reversal of the typical pattern during past market downturns, many small- and mid-cap indexes have suffered smaller declines this year than their large-cap counterparts.

Many fixed-income investments have also been seriously hampered by the recent turmoil. Despite meaningful steps by the U.S. government, including passage of a bill to fund a pool for mortgage assets, liquidity in some market sectors has reached all-time lows. Treasury yields have fallen amid heightened risk aversion and a continued flight to quality, leading to a further steepening of the yield curve. Spreads on asset-backed and corporate securities-even in traditionally higher-quality sectors-have widened to historically high levels versus Treasuries.

We believe that the damage to economic activity to this point has been substantial enough that a U.S. recession and a global recession are already underway. Although the economic weakness could be severe over the next several months, we currently expect a trough in the U.S. recession in the spring or summer of 2009. This outlook is based on our judgment that aggressive policy measures will foster a transition from the recent phase of disorderly deleveraging to a more orderly deleveraging of the financial system in early 2009.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Enclosed you will find your Fund’s annual report for the fiscal year ended September 30, 2008. Please feel free to contact us with questions or comments.

Sincerely,
J. David Officer
President

1

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Management Discussion and Analysis

For the year ended September 30, 2008, The Boston Company International Core Equity Fund had a total return of -35.0% compared to a return of -30.5% for its benchmark, the MSCI EAFE Index. It was by any measure a difficult period which can be characterized by soaring commodity and oil prices, a dramatic increase in stock market volatility, a steep slowdown in consumer spending, a pull back of emerging market demand and a financial crisis that threatened a global meltdown. Market participants witnessed a series of truly historic events; the US government takeover of Fannie Mae and Freddie Mac, the non-takeover and subsequent bankruptcy of Lehman Brothers, the shotgun merger of Merrill Lynch with Bank of America, the takeover of the insurance giant AIG, and the end of the independent investment bank business model as Goldman Sachs and Morgan Stanley decided to reorganize as bank holding companies. Also witnessed was the collapse and subsequent FDIC-orchestrated takeover of the largest thrift in the United States, Washington Mutual, by J.P. Morgan Chase. In Europe, HBOS began talks with Lloyds. Royal Bank of Scotland tried selling its insurance units to boost capital. In order to assuage concerns of retail depositors, the banking subsidiaries of Fortis received help from the Benelux authorities, and the Irish government committed $575mn to guarantee deposits and bonds sold.

Within the MSCI EAFE index, market returns were weak over the period and broad-based with all countries and sectors reporting negative returns. Ireland, severely impacted by their exposure to the UK mortgage market, fell -58%. The best performing country was Switzerland with a -21% return. The Materials sector, suffering from the global economic slowdown and decreased demand, reversed the 56% return of one year ago, and was the weakest sector reporting a -38% return. The more defensive sectors, Health Care and Utilities, were the better performing sectors with returns of -13% and -15% respectively.

For the International Core Equity Fund stock selection was mixed for the twelve month period ended September 30, 2008. From a country perspective, while stock selection in Switzerland, Belgium, and France added value, it was not enough to overcome losses in our two largest markets, the UK and Japan. Stock selection in Japan was responsible for the majority of the fund’s underperformance. Japanese industrial companies saw weakening demand, higher input costs and significant price drops. Furthermore, Japanese auto and tech stocks also had a negative impact on the portfolio. In the UK financials were the source of the underperformance. Switzerland had the greatest contribution to the relative return as stock selection in the financials and health care sectors was solid. Financials in Belgium and France also made positive contributions to the portfolio. From a sector perspective, the Industrials and Consumer Discretionary sectors had the largest negative impact on the portfolio. Within Industrials, the hard hit machinery and construction stocks underperformed. In the Consumer Discretionary sector, the auto industry was negatively affected by increasing price competition, increasing costs (which cannot be passed through to the consumer) and a steep slowdown in consumer spending (a result of tighter credit markets. Stock selection within the Utilities sector had a positive contribution to the relative return.

2

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Management Discussion and Analysis

Looking forward, we anticipate that the crisis will end when value buyers show up and start buying. This could be achieved and has already begun on two fronts: the strategic buyers through M&A and the financial buyers through share repurchase. These crises also come to an end when fiscal and monetary policy and other policy responses become significant enough to reverse the tide.

As always we remain disciplined in our investment philosophy as we believe the best opportunity is through stock selection. The Fund will continue to seek to invest in stocks which combine better than peer-group business momentum and better than peer-group valuation characteristics. This is the time-tested philosophy the Fund has followed since inception, and we believe this methodology will continue to produce attractive long-term results for shareholders.

William S. Patzer
Portfolio Manager
The Boston Company Asset Management, LLC

3

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Comparison of Change in Value of $100,000 Investment in The Boston Company
International Core Equity Fund and the MSCI EAFE Index (Unaudited)

Average Annual Total Returns (for period ended 9/30/2008)
	1 Year	3 Years	5 Years	10 Years	Since Inception 12/8/1998
Fund	(35.03)%	(1.83)%	9.52%	7.54%	6.23%

* Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains. The $100,000 line graph and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund’s investment adviser (if applicable), the fund’s total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

4

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period† April 1, 2008 to September 30, 2008
Actual	$1,000.00	$761.90	$3.83
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.65	$4.39

† Expenses are equal to the Fund’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

5

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Portfolio Information as of September 30, 2008 (Unaudited)

The fund is actively managed. Current holdings may be different than those presented below:

Top Ten Holdings*	Country	Sector	Percentage of Investments
HSBC Holdings PLC	United Kingdom	Financials	2.7%
Nestle SA	Switzerland	Consumer Staples	2.6
BHP Billiton Ltd.	Australia	Materials	2.2
Royal Dutch Shell PLC, Class B	United Kingdom	Energy	2.1
E. On AG	Germany	Utilities	1.9
Novartis AG	Switzerland	Health Care	1.9
Total SA	France	Energy	1.8
BNP Paribas	France	Financials	1.6
Vodafone Group PLC	United Kingdom	Telecommunication Services	1.6
WPP Group PLC	United Kingdom	Consumer Discretionary	1.6
			20.0%

*	Excludes investment of cash collateral and short-term investments.

Geographic Region Allocation*	Percentage of Investments
Europe ex U.K.	48.2%
United Kingdom	23.0
Pacific ex Japan	8.8
Japan	20.0
100.0%

*	Excludes investment of cash collateral and short-term investments.

6

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
UNAFFILIATED INVESTMENTS — 96.8%
Common Equities — 96.0%
Australia — 5.6%
Bendigo and Adelaide Bank Ltd.	134,790	[a]	1,287,395
BHP Billiton Ltd.	144,823		3,719,905
Computershare Ltd.	103,629		779,035
Dexus Property Group REIT	578,502		672,456
Incitec Pivot Ltd.	94,800	[b]	391,461
Sonic Healthcare Ltd.	51,500		540,683
Telstra Corp. Ltd.	302,690		1,014,880
Westpac Banking Corp.	82,654		1,462,577
			9,868,392
Austria — 0.3%
Erste Group Bank AG	11,310	[a]	569,987
Belgium — 2.0%
Colruyt SA	3,320		828,672
Delhaize Group	31,070		1,810,443
Groupe Bruxelles Lambert SA	9,750		841,856
			3,480,971
Finland — 1.5%
Nokia Oyj	136,190		2,538,771
France — 8.8%
AXA SA	44,307		1,452,410
BNP Paribas SA	28,020		2,693,465
Cap Gemini SA	23,020		1,095,136
Casino Guichard-Perrachon SA	23,456		2,102,813
CNP Assurances	7,420		837,985
France Telecom SA	26,764	[a]	749,445
GDF Suez	43,964		2,300,265
Total SA	50,060		3,019,949
Unibail-Rodamco REIT	5,652		1,151,332
			15,402,800
Germany — 8.7%
Adidas AG	23,700		1,272,748
BASF SE	30,860		1,478,884
Bayer AG	26,720		1,950,231
Deutsche Bank AG	13,920		990,304
Deutsche Telekom AG	86,396		1,325,741
E. On AG	63,640		3,222,708
Linde AG	10,155		1,088,954
MAN AG	8,180		549,437

The accompanying notes are an integral part of the financial statements.

7

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Germany (continued)
RWE AG	7,065		679,253
Salzgitter AG	4,270		431,316
SAP AG	16,490		885,417
Siemens AG	9,190		862,460
ThyssenKrupp AG	18,060		543,608
			15,281,061
Hong Kong — 2.8%
CITIC International Financial Holdings Ltd.	981,000	[b]	649,161
Esprit Holdings Ltd.	231,100		1,419,981
Hang Seng Bank Ltd.	65,700		1,227,063
Hutchinson Whampoa Ltd.	94,000		715,653
Hysan Development Co., Ltd.	367,000		954,709
			4,966,567
Ireland — 0.6%
Kerry Group PLC, Class A	33,025		967,555
Italy — 5.2%
Banca Popolare di Milano Scarl (BPM)	100,050		852,277
Buzzi Unicem SPA	27,164		417,985
Enel SPA	238,880		1,991,189
ENI SPA	82,940		2,189,053
Intesa Sanpaolo SPA	196,650		1,073,387
Prysmian SPA	72,688	[b]	1,418,801
Snam Rete Gas SPA	201,410		1,212,318
			9,155,010
Japan — 19.3%
Canon, Inc.	12,700		474,883
Daihatsu Motor Co., Ltd.	234,000		2,547,761
Fujitsu Ltd.	145,000		810,140
Hitachi Chemical Co., Ltd.	46,100		612,392
INPEX Holdings, Inc.	59		511,081
Isuzu Motors Ltd.	832,000		2,298,760
JFE Holdings, Inc.	18,400		572,443
KDDI Corp.	362		2,027,859
Konica Minolta Holdings, Inc.	65,000		749,320
Marubeni Corp.	245,900		1,111,054
Mitsubishi Tanabe Pharma Corp.	56,000		772,976
Mitsubishi UFJ Financial Group, Inc.	276,800		2,399,817
Mitsubishi UFJ Lease & Finance Co., Ltd.	22,400		740,502

The accompanying notes are an integral part of the financial statements.

8

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Japan (continued)
Mitsui & Co., Ltd.	59,400		734,090
Mizuho Financial Group, Inc.	321	[a]	1,408,538
Nikon Corp.	25,000		594,349
Nintendo Co., Ltd.	1,420		591,208
Nippon Yusen Kabushiki Kaisha	94,700		614,381
Nomura Holdings, Inc.	59,800		771,861
Noruma Real Estate Holdings, Inc.	36,900		881,293
NTT Corp.	248		1,104,789
Panasonic Corp.	108,000	[c]	1,874,614
Seiko Epson Corp.	36,800		848,979
Sony Corp.	44,000		1,360,926
Sumitomo Electric Industries Ltd.	92,800		1,009,305
Takeda Pharmaceutical Co., Ltd.	20,200		1,017,476
Tokio Marine Holdings, Inc.	46,200		1,676,760
Tosoh Corp.	159,000		470,405
Toyo Engineering Corp.	211,000		891,464
Tsumura & Co.	28,000		709,508
Yamaguchi Financial Group, Inc.	134,000		1,610,852
			33,799,786
Luxembourg — 0.2%
ArcelorMittal	7,380		369,408
Netherlands — 2.6%
Aalberts Industries NV	36,730		470,594
European Aeronautic Defence and Space Co.	59,758		1,033,889
ING Groep NV CVA	69,422		1,510,042
Koninklijke BAM Groep NV	59,059		766,071
Koninklijke DSM NV	15,950		750,994
			4,531,590
Norway — 0.6%
StatoilHydro ASA	44,450		1,060,000
Spain — 4.3%
Banco Santander SA	164,160		2,484,807
Corporacion Financiera Alba SA	17,765		734,506
Mapfre SA	189,170		827,421
Repsol YPF SA	34,860		1,029,754
Telefonica SA	100,320		2,398,018
			7,474,506

The accompanying notes are an integral part of the financial statements.

9

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Schedule of Investments — September 30, 2008

Security	Shares	Value ($) (Note 1A)
Sweden — 1.7%
Alfa Laval AB	125,575	1,300,510
Nordea Bank AB	137,700	1,653,035
		2,953,545
Switzerland — 8.9%
Adecco SA	13,030	569,593
Credit Suisse Group AG	51,100	2,434,025
Lonza Group AG	7,804	971,002
Nestle SA	103,250	4,467,762
Novartis AG	61,286	3,207,014
Roche Holding AG	14,734	2,297,860
Zurich Financial Services AG	5,650	1,566,840
		15,514,096
United Kingdom — 22.9%
Anglo American PLC	14,190	474,351
AstraZeneca PLC	45,170	1,976,593
Barclays PLC	282,080	1,713,427
BP PLC	284,700	2,369,867
British American Tobacco PLC	26,312	859,678
Charter PLC	60,860	680,212
Cookson Group PLC	147,021	1,239,795
Greene King PLC	92,850	763,342
HSBC Holdings PLC	281,200	4,553,605
Imperial Tobacco Group PLC	74,190	2,383,462
Rexam PLC	107,850	756,592
Royal Bank of Scotland Group PLC	366,040	1,212,418
Royal Dutch Shell PLC, Class B	126,490	3,588,151
RSA Insurance Group PLC	533,516	1,438,580
Sage Group PLC	190,710	663,852
Scottish and Southern Energy PLC	43,930	1,116,661
Stagecoach Group PLC	205,997	939,503
Standard Chartered PLC	65,500	1,590,877
Standard Life PLC	276,850	1,196,856
Tesco PLC	295,700	2,056,258
Thomas Cook Group PLC	432,800	1,709,727
Vedanta Resources PLC	19,570	406,272
Vodafone Group PLC	1,204,917	2,661,676
WPP Group PLC	326,410	2,648,744
Xstrata PLC	30,700	950,222
		39,950,721
Total Common Equities (Cost $206,046,278)		167,884,766

The accompanying notes are an integral part of the financial statements.

10

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
PREFERRED STOCKS — 0.8%
Germany — 0.8%
Fresenius AG (Cost $1,430,714)	19,330		1,395,198
SHORT-TERM INVESTMENTS — 0.4%
INVESTMENT OF CASH COLLATERAL — 0.0%
BlackRock Cash Strategies L.L.C. (Cost $7,364)	7,364	[d,f]	7,364
TOTAL UNAFFILIATED INVESTMENTS (Cost $207,484,356)			169,287,328
AFFILIATED INVESTMENTS — 0.4%
Dreyfus Institutional Cash Advantage Fund	112,476	[e,f]	112,476
Dreyfus Institutional Prefered Plus Money Market Fund	584,269	[e]	584,269
TOTAL AFFILIATED INVESTMENTS (Cost $696,745)			696,745
TOTAL INVESTMENTS — 97.2% (Cost $208,181,101)			169,984,073
OTHER ASSETS, LESS LIABILITIES — 2.8%			4,894,238
NET ASSETS — 100%			174,878,311

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

a Security, or a portion of thereof, was on loan at September 30, 2008.

b Non-income producing security.

c Purchased on delayed delivery basis.

d Illiquid security. At the period end, the value of this security amounted to $7,364 or 0% of net assets.

e Affiliated institutional money market fund.

f Investment of security lending cash collateral.

The accompanying notes are an integral part of the financial statements.

11

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Schedule of Investments — September 30, 2008

At September 30, 2008 the Fund held the following forward foreign currency exchange contracts:

Contracts to Deliver	Local Principal Amount	Contract Value Date	Value at September 30, 2008	USD Amount to Receive	Unrealized Appreciation
Australian Dollar	259,124	10/1/2008	$204,707	$210,978	$6,271
British Pound	516,883	10/1/2008	918,863	932,974	14,111
Euro	1,332,191	10/1/2008	1,875,326	1,915,824	40,498
Japanese Yen	100,952,514	10/1/2008	949,337	956,533	7,196
Japanese Yen	29,139,371	10/2/2008	274,021	276,203	2,182
Norwegian Krone	122,591	10/1/2008	20,873	21,203	330
Swedish Krona	402,222	10/1/2008	58,110	59,476	1,366
Swiss Franc	339,214	10/1/2008	301,873	308,489	6,616
					$78,570

At September 30, 2008 the Fund held the following futures contracts:

Contract	Position	Expiration Date	Underlying Face Amount at Value	Unrealized (Depreciation)
MSCI Pan — Euro (53 Contracts)	Long	12/19/2008	$1,305,940	$(36,928)
TOPIX (4 Contracts)	Long	12/11/2008	408,501	(16,969)
				$(53,897)

Economic Sector Allocation	Percentage of Net Assets
Consumer Discretionary	9.4%
Consumer Staples	8.9
Energy	7.9
Financials	28.1
Health Care	8.5
Industrials	8.5
Information Technology	5.4
Materials	7.7
Telecommunication Services	6.4
Utilities	6.0
Short-term and Net other Assets	3.2
100.0%

The accompanying notes are an integral part of the financial statements.

12

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Statement of Assets and Liabilities
September 30, 2008

Assets
Investment in securities: (Note 1 A) (including securities on loan, valued at $117,151) (Note 7)):
Unaffiliated issuers, at value (Note 1 A) (cost $207,484,356)		$169,287,328
Affiliated issuers, at value (Note 1 H) (cost $696,745)		696,745
Cash		1,725,558
Cash Collateral at broker for futures contracts		729,000
Receivable for investments sold		4,456,110
Interest and dividends receivable		2,334,210
Foreign Currency, at value (cost $1,625,041)		1,576,221
Receivable for Fund shares sold		271,562
Unrealized appreciation on forward foreign currency exchange contracts (Note 6)		78,570
Receivable for variation margin on open future contracts (Note 6)		14,439
Prepaid expenses		25,092
Total assets		181,194,835
Liabilities
Bank loan payable (Note 8)	$3,463,000
Due to Custodian	20,000
Payable for investments purchased	1,905,188
Payable for Fund shares redeemed	326,328
Payable to investment advisor (Note 2)	189,534
Payable for securities lending collateral investment (Note 7)	119,840
Accrued administrative service fees (Note 2)	114,642
Accrued accounting, administration, custody and transfer agent fees (Note 2)	92,413
Accrued professional fees	57,953
Accrued trustees’ fees (Note 2)	7,640
Accrued shareholder reporting fees (Note 2)	1,182
Accrued chief compliance officer fees (Note 2)	433
Other accrued expenses and liabilities	18,371
Total liabilities		6,316,524
Net Assets		$174,878,311
Net Assets consist of:
Paid-in capital		$249,245,253
Accumulated net realized loss		(36,055,160)
Distributions in excess of net investment income		(78,570)
Net unrealized depreciation		(38,233,212)
Total Net Assets		$174,878,311
Shares of beneficial interest outstanding		10,120,852
Net Asset Value, offering and redemption price per share
(Net Assets/Shares outstanding)		$17.28

The accompanying notes are an integral part of the financial statements.

13

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Statement of Operations
For the Year Ended September 30, 2008

Investment Income (Note 1B)
Dividend income form unaffiliated investments (net of foreign witholding taxes $1,004,195)		$10,902,833
Dividend income from affiliated investments (Note 1H)		581,181
Interest income		141,660
Security lending income (Note 7)		621
Net investment income		11,626,295
Expenses
Investment advisory fee (Note 2)	$3,585,968
Accounting, administration, custody and transfer agent fees (Note 2)	344,708
Administrative service fees (Note 2)	467,595
Registration fees	31,451
Professional fees	110,190
Trustees’ fees (Note 2)	52,521
Insurance expense	57,724
Miscellaneous expenses	163,425
Total expenses	4,813,582
Deduct:
Waiver of investment advisory fee (Note 2)	(862,827)
Net expenses		3,950,755
Net investment income		7,675,540
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	20,536,488
Financial futures transactions	(6,452,103)
Foreign currency transactions and forward currency exchange transactions	1,077,463
Net realized gain (loss)		15,161,848
Change in unrealized appreciation (depreciation) on:
Investments	(160,926,663)
Financial futures contracts	(1,297,484)
Foreign currency translations and forward foreign currency exchange contracts	(991,335)
Net change in net unrealized appreciation (depreciation)		(163,215,482)
Net realized and unrealized gain (loss) on investments		(148,053,634)
Net Increase (Decrease) in Net Assets from Operations		$(140,378,094)

The accompanying notes are an integral part of the financial statements.

14

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$7,675,540	$45,344,358
Net realized gain (loss)	15,161,848	403,675,988
Change in net unrealized appreciation (depreciation)	(163,215,482)	(28,749,478)
Net increase (decrease) in net assets from investment operations	(140,378,094)	420,270,868
Distributions to Shareholders (Note 1C)
From net investment income	(5,823,004)	(37,760,225)
From net realized gains on investments	(251,708,803)	(55,518,833)
Total distributions to shareholders	(257,531,807)	(93,279,058)
Fund Share Transactions (Note 4)
Net proceeds from sale of shares	70,954,970	777,178,564
Value of shares issued in reinvestment of distributions	247,332,619	52,326,222
Cost of shares redeemed (net of redemption fees of $46,209 and $75,412, respectively)	(1,002,877,155)	(1,914,206,731)
Net increase (decrease) in net assets from Fund share transactions	(684,589,566)	(1,084,701,945)
Total Increase (Decrease) in Net Assets	(1,082,499,467)	(757,710,135)
Net Assets
At beginning of year	1,257,377,778	2,015,087,913
At end of year [including undistributed (distributions in excess of) net investment income of $(78,570) and $500,969, respectively]	$174,878,311	$1,257,377,778

The accompanying notes are an integral part of the financial statements.

15

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Financial Highlights

	Year Ended September 30,
	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Year	$46.03		$39.01		$34.34		$27.03		$21.62
From Investment Operations:
Net investment income (loss)* (a)	0.49		0.78		0.71		0.50		0.31
Net realized and unrealized gain (loss) on investments	(10.82)		7.82		5.59		7.73		5.49
Total from operations	(10.33)		8.60		6.30		8.23		5.80
Less Distributions to Shareholders:
From net investment income	(0.44)		(0.60)		(0.40)		(0.39)		(0.39)
From net realized gains on investments	(17.98)		(0.98)		(1.23)		(0.53)		—
Total distributions to shareholders	(18.42)		(1.58)		(1.63)		(0.92)		(0.39)
Net Asset Value, End of Year	$17.28		$46.03		$39.01		$34.34		$27.03
Total Return	(35.03	)%(b)	22.37	%(b)	19.01%		31.06%		27.04%
Ratios/Supplemental data:
Expenses (to average daily net assets)*	0.87%		0.77	%(c)	0.88	%(c)	1.01	%(c)	1.12	%(c)
Net Investment Income (to average daily net assets)*	1.70%		1.78%		1.91%		1.59%		1.22%
Portfolio Turnover	98%		83	%(d)	51	%(d)	58	%(d)	80%(d)
Net Assets, End of Year (000’s omitted)	$174,878		$1,257,378		$2,015,088		$287,065		$124,675

*The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursement would have been:

Net investment income per share (a)	$0.44		$0.78		N/A		N/A		N/A
Ratios (to average daily net assets):
Expenses (c)	1.07%		0.78%		N/A		N/A		N/A
Net investment income	1.51%		1.77%		N/A		N/A		N/A

(a)	Calculated based on average shares outstanding.

(b)	Total return would have been lower in the absence of expense waivers.

(c)	For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2003-2006, the ratio includes the Fund’s share of the The Boston Company International Core Equity Portfolio’s (the “Portfolio”) allocated expenses.

(d)	On September 19, 2007, the Fund, which had owned approximately 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effective September 20, 2007, the Fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of both the Fund and the Portfolio for the year. The amounts shown for 2004-2006 are the ratios for the Portfolio.

The accompanying notes are an integral part of the financial statements.

16

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Notes to Financial Statements

(1)	Organization and Significant Accounting Policies:

Mellon Institutional Funds Investment Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Core Equity Fund (the “Fund”) is a separate diversified investment series of the Trust.

The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are represented in the MSCI Europe, Australia, Far East (EAFE) Index and Canada. The Fund may invest up to 25% of assets in emerging market countries. The Fund may also invest in equity index futures contracts based primarily on the indices of countries included in the EAFE Index and Canada.

Effective December 1, 2008, the Trust’s name will change to Dreyfus Investment Funds and the Fund’s name will change to Dreyfus/The Boston Company International Core Equity Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Investment security valuations

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund’s assets that are invested in one or more open-end regulated investment companies (“RICs”), the Fund’s net asset value (“NAV”) is calculated based upon the NAVs of such RICs.

Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services. Because foreign markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), the Fund may value its assets by a method the Trustees believe accurately reflects the fair value. The Trustees have adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised by the Trustees from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Fund to a significant extent.

Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

17

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Notes to Financial Statements

B. Securities transactions and income

Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date or when the Fund is first informed of the dividend, if later. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

C. Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund’s distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, passive foreign investment companies (PFIC) and post October losses.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Section 988 of the Internal Revenue Code (the “Code”) provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

During the period, the Boston Company International Core Equity Fund had a redemption-in-kind with total proceeds in the amount of $104,068,095. The net realized gain of the transaction of $11,742,105 will not be realized for tax purposes.

D. Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E. Foreign currency transactions

The Fund maintains its books and records in U.S. dollars. Investment security valuations and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

F. Foreign investment risk

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

18

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Notes to Financial Statements

G. Commitments and contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

H. Affiliated issuers

Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), or its affiliates. During the year ended September 30, 2008, the Fund invested available cash balances and cash collateral from securities lending in affiliated money market funds. During the period, each affiliated investment maintained a $1 net asset value, as such, there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation). Dividends from affiliated investments are reflected in the statement of operations.

I. New accounting requirements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

(2)	Investment Advisory Fee and Other Transactions With Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory, and administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the first $500 million of the Fund’s average daily net assets, 0.75% of the next $500 million, and 0.70% of the next $500 million, 0.60% of the next $500 million, and 0.50% on assets over $2 billion.

For the period of October 1, 2007 through August 31, 2008, TBCAM agreed to rebate 25% of its management fee to the Fund. This rebate ended on September 1, 2008, and on such date the Fund’s contractual advisory fee again was in effect. This rebate did not change any existing voluntary total expense limitation arrangements that were in effect, as TBCAM continued its commitment to maintain such total expense limitations during this rebate period. For the year ended September 30, 2008, TBCAM rebated $862,827 of its investment advisory fees charged to the Fund.

The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $35,129, for the year ended September 30, 2008.

The Trust has an agreement with The Bank of New York Mellon, formerly Mellon Bank, N.A. (“BNYM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and fund accounting services for the Fund. For these services the Fund pays BNYM a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $309,579 for the year ended September 30, 2008.

The Trust also entered into an agreement with BNYM to perform certain securities lending activities and to act as the Fund’s lending agent. BNYM receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, BNYM earned $282 for the year ended September 30, 2008. See Note 7 for further details.

The Trust entered into two separate agreements with BNYM, formerly The Bank of New York, that enable the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $56,597 for the year ended September 30, 2008, which is included in miscellaneous expenses in the Statement of Operations. See Note 8 for further details.

19

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Notes to Financial Statements

The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust’s Chief Compliance Officer. For the year ended September 30, 2008, the Fund was charged $5,471, which amount is included in miscellaneous expenses in the Statement of Operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $13,803, which amount is included in miscellaneous expenses in the Statement of Operations, for the year ended September 30, 2008.

The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund’s average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor’s promotional efforts. For the year ended September 30, 2008, the Fund was charged $113,064 for fees payable to BNY Mellon Wealth Management.

MBSC Securities Corporation (“MBSC”), a wholly-owned subsidiary of BNY Mellon and affiliate of TBCAM, is the distributor of the Fund’s shares.

(3)	Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2008 were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$435,582,441	$1,260,480,432

(4)	Shares of Beneficial Interest:

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Shares Sold	2,724,470	18,088,840
Shares issued to shareholders in reinvested distributions	9,696,307	1,212,198
Shares redeemed	(29,614,136)	(43,638,985)
Net increase (decrease)	(17,193,359)	(24,337,947

At September 30, 2008, three shareholders of record held approximately 44.1% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund. A significant redemption by such shareholders could result in illiquid or less liquid investments comprising a larger portion of the Fund’s portfolio.

The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2008, the Fund received $46,209 in redemption fees and is reflected in the cost of shares redeemed.

(5)	Federal Taxes:

Each year, the Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

20

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Notes to Financial Statements

During the current year, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and valuing the benefit management believes it would recover. Management believes the Fund will realize the full benefit of the tax positions it has taken and, therefore, no provision has been recorded in the accompanying financial statements.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2008 were as follows:

Cost for federal income tax purposes	$212,530,542
Gross unrealized appreciation	$1,701,453
Gross unrealized depreciation	(44,247,922)
Net unrealized appreciation (depreciation)	$(42,546,469)

In addition, the Fund had $31,705,719 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following tax year ending September 30, 2009.

The tax character of distributions paid during fiscal years ended September 30, 2008 and September 30, 2007 was as follows:

	2008	2007
Ordinary income	$11,931,652	$55,585,861
Capital gains	245,600,155	37,693,197
Total distributions	$257,531,807	$93,279,058

(6)	Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

The Fund may trade the following financial instruments with off-balance sheet risk:

Futures contracts

The Fund may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund’s exposure to the underlying instrument, while selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other investments. Use of long futures contracts subjects the Fund to the risk of loss in excess of the amounts on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract’s terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

For the year ended September 30, 2008, the Fund held open financial futures contracts. See the Schedule of Investments for further details.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and

21

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Notes to Financial Statements

any appreciation or depreciation are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward foreign currency exchange contracts are used by the Fund primarily to protect the value of the Fund’s foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward foreign currency exchange contracts is included in the Statement of Assets and Liabilities. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in unlimited amount of sales of foreign currency.

For the year ended September 30, 2008, the Fund held forward foreign currency exchange contracts. See the Schedule of Investments for further details.

(7)	Securities Lending:

The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized by the borrower at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund’s obligations due on the loans.

Until December 10, 2007, all cash collateral received by the Fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund L.L.C. (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the Fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended. To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through September 30, 2008, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the Fund were reinvested in shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund. See Schedule of Investments for further detail on the Fund’s investment of cash collateral in the BlackRock Fund and the Dreyfus Fund as of September 30, 2008. During the period October 1, 2008 through November 26, 2008, the Fund received $3,974 in liquidation proceeds of its investment in the BlackRock Fund.

The Fund loaned securities for the year ended September 30, 2008 and earned interest on the invested collateral of $2,612 of which $1,991 was rebated to borrowers or paid in fees. At September 30, 2008, the Fund had securities valued at $117,151 on loan of which $119,840 was collateralized with cash. See Schedule of Investments for further details on the security positions on loan and collateral held.

(8)	Line of Credit:

On behalf of the Fund and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. For the year ended September 30, 2008, the Fund had average borrowings outstanding of $8,273,069 for a total of twenty nine days and incurred interest expense of $31,882. At September 30, 2008, the Fund had a $3,463,000 loan balance outstanding.

(9)	Subsequent Event:

On August 27, 2008, a majority of the Trust’s Board of Trustees approved the appointment of The Dreyfus Corporation (“Dreyfus”) to serve as the Fund’s investment adviser as of December 1, 2008. The terms of the new advisory agreement with Dreyfus are substantially identical to the terms of the current advisory agreement between the Fund and TBCAM, and the advisory fees to be paid to Dreyfus are identical to those currently paid to TBCAM.

22

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company International Core Equity Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 28, 2008

23

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders was held on November 17, 2008 for the purpose of recommending a new slate of trustees for election. On or about October 10, 2008, the Trust sent to all shareholders of record as of September 3, 2008 a notice and a proxy statement in connection with the Special Meeting which contained relevant information regarding the nominees and the current trustees’ recommendation to the Trust’s shareholders that they vote for the election of these nominees to serve in their stead. At the meeting, the following nominees were elected in place of the current trustees: Joseph S. DiMartino, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson, and Benaree Pratt Wiley. It is expected that these individuals will assume their roles on or about December 1, 2008.

24

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

Background and Summary

The 1940 Act requires that a majority of the Board of Trustees, including a majority of the Trustees who are not affiliated with The Boston Company International Core Equity Fund (the “Fund”), any investment adviser to the Fund or the Trust’s principal underwriter (the “Independent Trustees”), voting separately, approve the Fund’s advisory agreement and the related fees.

At their meeting held on August 27, 2008, the Board of Trustees and Independent Trustees, by majority vote, approved a new investment advisory agreement (the “New Advisory Agreement”) effective December 1, 2008, between Mellon Institutional Funds Investment Trust (the “Trust”), on behalf of the Fund, and a new adviser, The Dreyfus Corporation (“Dreyfus”), with respect to the Fund. This New Advisory Agreement replaces the investment advisory agreement between the Trust, on behalf of the Fund, and The Boston Company Asset Management LLC (“TBCAM”) (such agreement, the “Current Advisory Agreement”). As discussed below, however, it is expected that the appointment of Dreyfus under the New Advisory Agreement will not result in any actual change in the investment management services provided to the Fund, the investment professionals who provide these services, or in the fees charged to the Fund for these services.

The New Advisory Agreement and the appointment of Dreyfus as the Fund’s investment adviser were proposed to the Trustees in the context of a larger proposed rebranding and consolidation of mutual fund businesses of The Bank of New York Mellon Corporation (“BNY Mellon”). Specifically, BNY Mellon proposed to consolidate substantially all of its mutual fund businesses, including the Fund and all of the other funds comprising the Trust, under the Dreyfus name, organization and infrastructure. Dreyfus is currently BNY Mellon’s primary mutual fund business unit, with approximately $340 billion in assets under management and approximately 180 mutual fund portfolios. The appointment of Dreyfus as investment adviser to all the Funds comprising the Trust consolidates the proprietary mutual fund investment management operations of two BNY Mellon advisory firms, TBCAM and Standish Mellon Asset Management Company LLC, into a single BNY Mellon company, Dreyfus. Following completion of this consolidation, it is expected that the Trust and all of the Funds will be rebranded and marketed under the Dreyfus name.

In proposing the New Advisory Agreement and the appointment of Dreyfus as the Fund’s adviser, management provided the Board with written assurances that, if approved as to the Fund, this consolidation would not result in any change in the portfolio management of the Fund, the investment professionals who serve the Fund, or the fees charged for these services. Instead, the portfolio managers and research analysts who have provided services to the Fund in the past would continue to do so under the New Advisory Agreement using the same investment process they have used previously, only they would perform such services as personnel of Dreyfus, while also remaining personnel of their current firm.

Management proposed also to transfer simultaneously certain non-advisory functions and operations to corresponding units within Dreyfus and to combine certain of the Trust’s outside service provider relationships with those of the Dreyfus funds.

In connection with these changes, the current Board of Trustees also determined to recommend to shareholders of the Trust the election of six individuals, each of whom currently serves as independent trustee or director of funds managed by Dreyfus, to serve in their stead.

At the Board’s request, management provided information as to the combined financial impact of these changes on the Trust. This information indicated that the consolidation of the Trust’s Board, advisory functions, other operations of the Trust, and the service provider relationships would result in certain efficiencies and cost savings to the funds over time.

* * *

In determining to approve the New Advisory Agreement, the Board concluded, based on representations from management, that shareholders of the Fund would experience no actual change in the portfolio management of the Fund as a result of the new contractual arrangement with Dreyfus and may over time experience efficiencies and cost savings. The Board noted also that the terms of the New Advisory Agreement were substantially identical to the terms of the Current Advisory Agreement between the Fund and TBCAM, and that the advisory fees to be paid to Dreyfus were identical to those currently paid to TBCAM.

The Board’s Deliberations

In determining whether to approve the New Advisory Agreement, the Independent Trustees received from Dreyfus a broad range of information in response to several written requests prepared on behalf of the Independent Trustees by their own legal counsel. The Independent Trustees met alone in private sessions with their legal counsel on several occasions, including at a special meeting devoted to these proposals on August 7, 2008, to review these materials and to discuss the New Advisory Agreement and other changes proposed by management. Representatives of management participated in portions of these sessions to provide an overview of Dreyfus’ organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees’ review of the materials and their deliberations. These included discussions as to the impact on the Fund, if any, of the engagement of Dreyfus as the Fund’s investment adviser and the related consolidation of certain other operations of the Fund under the Dreyfus organization.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: Dreyfus’ balance sheet and income statements, as well as an historical and pro forma profitability analysis of Dreyfus and of BNY Mellon with respect to the investment management services provided and to be provided, to the Fund, including profitability with respect to the custodian, transfer agent and securities lending services provided to the Fund by BNY Mellon affiliates, as well as a separate

25

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

presentation of profitability relative to that of several publicly traded investment advisers;

(ii) Management Teams and Operations: Dreyfus’ Form ADV, as well as information concerning Dreyfus’ executive management, portfolio management, client service personnel and overall organizational structure, assets under management, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee, and expense ratios compared to other funds, and Dreyfus’ separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: TBCAM’s commentary on the Fund’s performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year; and

(v) Other Benefits: The benefits flowing to BNY Mellon and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of BNY Mellon.

In considering the approval of the Fund’s New Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the New Advisory Agreement and the compensation to Dreyfus provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services proposed to be provided to the Fund by Dreyfus. In their deliberations as to the approval of the New Advisory Agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have previously chosen to entrust TBCAM, the investment professionals of which would, under the proposal, also become associated with Dreyus to manage the portion of their assets invested in the Fund, under the supervision of the Board.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services to be provided by Dreyfus. The Board determined that the services to be provided were of high quality and at least commensurate with industry standards. The Board also placed significant weight on assurances provided by management that there would be no material changes in the nature or quality of the services provided, including in the personnel or processes utilized in providing investment management services to the Fund as a result of the appointment of Dreyfus and that no such changes were currently contemplated by management in the future.

The Trustees reviewed the background and experience of the Fund’s portfolio managers then employed by TBCAM, who would become associated with Dreyfus. In previous meetings the Trustees had heard from senior management of Dreyfus an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Dreyfus’ investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that Dreyfus, using the same investment professionals and resources then supplied by TBCAM, had the expertise and resources to manage the Fund effectively on a day-to-day basis.

Investment Performance

The Board considered the historical investment performance of TBCAM in managing the Fund against a peer group of investment companies selected by TBCAM with input from the Trustees. The Board also compared the Fund’s investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings against that universe. In addition to the information received by the Board for the August 27, 2008 Board meeting, the Trustees had received similar detailed comparative performance information for the Fund at regular Board meetings during the year.

The Lipper materials provided to the Board at the August 27 meeting indicated that the performance of the Fund for the 1-, 3- and 5-year periods ended May 31, 2008 was -10.95%, 14.82% and 19.38%, respectively. The Board found that for the 1- and 3-year periods, the Fund had underperformed its peer group average returns of -0.37% and 17.00%, respectively, but outperformed its peer group average return of 18.56% for the 5-year period.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate proposed to be paid by the Fund to Dreyfus which was identical to the fee then being paid together with written assurances that no increase in the fee payable by the Fund was contemplated. The Lipper data presenting the Fund’s “net management fees” included fees paid by the Fund, as calculated by Lipper, for administrative services provided by The Bank of New York Mellon, the Trust’s custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.

26

Mellon Institutional Funds Investment Trust
The Boston Company International Core Equity Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

The Fund’s contractual advisory fee was 0.80% (based on the following breakpoints: 0.80% of the first $500 million; 0.75% of the next $500 million; 0.70% of the next $500 million; 0.60% of the next $500 million; and 0.50% over $2 billion), in the 3rd quintile (1st being the best) of its peer group of funds, the median fee of which was 0.805%. The Fund’s net management fee, after giving effect to expense limitations, was 0.696% (which included administrative services fees under Lipper’s calculation methodology), slightly above the peer group median net management fee of 0.683%.

Based on the Lipper data, as well as other factors discussed at the August 27, 2008 Board meeting, the Board determined that the Fund’s proposed advisory fee under the New Advisory Agreement is reasonable relative to its peer group median and noted that it was identical to the advisory fee paid by the Fund under the Current Advisory Agreement.

The Board also compared the fees payable by the Fund relative to those payable by separate account clients of Dreyfus. Based on the additional scope and complexity of the services provided and responsibilities assumed by Dreyfus with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the New Advisory Agreement were reasonable relative to the nature and quality of the services provided.

The Board also considered the Fund’s total expense ratio and compared it to that of its peer group of similar funds. They found that the actual net expense ratio of 0.769% (after giving effect to expense limitations) was well below the median net expense ratio of the peer group of 0.934%, notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

The Board noted that TBCAM had voluntarily agreed to limit its fees and/or reimburse the Fund’s expenses to the extent necessary to limit the Fund’s total expense ratio (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) to 1.25% and that, although this arrangement is temporary and may be changed at any time, Dreyfus had represented to the Board that no change in this voluntary expense limitation was contemplated.

Adviser’s Profitability

The Board considered Dreyfus’ projected 2008 pro forma profitability in managing the Fund and, the Mellon Institutional Funds as a group (assuming integration of the Trust’s operations with the Dreyfus Funds had already occurred), as well as the methodology used to compute such profitability, and the various direct and indirect expenses expected to be incurred by Dreyfus. The Independent Trustees had observed that, based on the pro forma profitability information submitted to them by Dreyfus, Dreyfus expected to incur losses in managing several of the funds in the Mellon Institutional Funds family of funds. The Board compared this pro forma profitability with TBCAM’s actual historical profitability in managing the Fund and also reviewed the methodologies used in computing the pro forma and actual historical profitability. The Trustees observed that Dreyfus’ pro forma information indicated that the Fund would have generated a profit for BNY Mellon for the twelve month period ended June 30, 2008, which profit the Board determined not to be excessive. The Board noted that the rebranding and marketing strategies that formed a part of the plan to consolidate the Fund under the Dreyfus mutual fund organization could be expected to have a positive effect on Dreyfus’ profitability in future years, but that these effects were not yet quantifiable.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows. As in the case of profitability, the Trustees noted that the Fund’s becoming part of the Dreyfus mutual fund operations was expected to produce future economies of scale relative to its historical advisory relationship with TBCAM, but that these could not be projected and quantified currently. The Board noted that the Fund’s fee schedule included breakpoints designed to address economies of scale and concluded that, at existing asset levels and considering current asset growth projections, further fee breakpoints or other fee reductions were not warranted at this time.

Other Benefits

The Board also considered the additional benefits, based on information provided by management, flowing to BNY Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by BNY Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates had been selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that Dreyfus, TBCAM and BNY Mellon operate businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to BNY Mellon and its affiliates by virtue of their relationships with the Funds and the Mellon Institutional Funds as a group.

* * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund’s New Advisory Agreement and the compensation proposed to be paid to Dreyfus thereunder was fair and reasonable and, thus, voted to approve the New Advisory Agreement for up to one year from its effective date.

27

Trustees and Officers (Unaudited)

The following table lists the Trust’s trustees and officers; their ages, addresses and dates of birth; their positions with the Trust; the length of time holding that position(s) with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended September 30, 2008. The Fund’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

As discussed in the preceding special shareholders meeting disclosure, at a Special Meeting of Shareholders of the Trust held November 17, 2008, six individuals were elected as Trustees of the Trust, to replace the current Trustees.

Current Independent Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Trustee Remuneration (period ended September 30, 2008)
Samuel C. Fleming (68) 61 Meadowbrook Road Weston, MA 02493 9/30/40	Trustee	Trustee since 11/3/1986	Chairman Emeritus, Decision Resources, Inc. (“DRI”) (healthcare research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI	15	None	Fund: $3,408

Benjamin M. Friedman (64) c/o Harvard University Littauer Center 127 Cambridge, MA 02138 8/5/44	Trustee	Trustee since 9/13/1989	William Joseph Maier Professor of Political Economy, Harvard University	15	Pioneer Funds	Fund: $3,408

John H. Hewitt (73) P.O. Box 2333 New London, NH 03257 4/11/35	Trustee	Trustee since 11/3/1986	Retired	15	None	Fund: $3,408

Caleb Loring III (64) c/o Essex Street Associates P.O. Box 5600 Beverly, MA 01915 11/14/43	Trustee	Trustee since 11/3/1986	Trustee, Essex Street Associates (family investment trust office)	15	None	Fund: $3,701

Current Interested Trustee
J. David Officer (60) The Dreyfus Corporation 200 Park Ave., 55th Fl. New York, NY 10166 8/24/48	Trustee (Chairman), President and Chief Executive Officer	Since 2008	Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation; Executive Vice President of The Bank of New York Mellon Corporation; and Director and President of MBSC Securities Corporation	15	None	Fund: $0

*	Each trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

28

Principal Officers who are Not Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Anderson (43) BNY Mellon Asset Management One Boston Place Boston, MA 02108 7/14/65	Vice President, Treasurer and Chief Financial Officer	Vice President since 1999; Treasurer and CFO since 2002	Vice President and Mutual Funds Controller, BNY Mellon Asset Management; formerly Assistant Vice President and Mutual Funds Controller, Standish Mellon Asset Management Company, LLC

Denise B. Kneeland (57) BNY Mellon Asset Management One Boston Place Boston, MA 02108 8/19/51	Assistant Vice President and Secretary	Assistant Vice President since 1996; Secretary since 2007	First Vice President and Manager, Mutual Funds Operations, BNY Mellon Asset Management; formerly Vice President and Manager, Mutual Fund Operations, Standish Mellon Asset Management Company, LLC

Janelle E. Belcher (50) Founders Asset Management, LLC 210 University Boulevard Suite 800 Denver, CO 80206 4/11/58	Chief Compliance Officer	Since 2008	Vice President — Compliance, Founders Asset Management, LLC (“Founders”), Chief Compliance Officer, Founders, Dreyfus Founders Funds, Inc., and Mellon Optima L/S Strategy Fund, LLC

The Trustees of the Trust elected at the November 17, 2008 Special Meeting are set forth below:

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph S. DiMartino (64)	Corporate Director and Trustee	191 (including 14 Funds of the Trust)
Dreyfus Funds, Chairman of the Board CBIZ, Inc. (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director The Newark Group, Inc., a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

James M. Fitzgibbons (74)	Corporate Director	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member Bill Barrett Company, an oil and gas exploration company, Director

Kenneth A. Himmel (62)
President and CEO, Related Urban Development, a real estate development company (1996-Present); President and CEO, Himmel & Company, a real estate development company (1980-Present); CEO, American Food Management, a restaurant company (1983-Present)
		43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Stephen J. Lockwood (61)	Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

29

Principal Officers who are Not Trustees

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Roslyn M. Watson (58)	Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Benaree Pratt Wiley (62)
Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present); President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
		53 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member CBIZ, Inc. (formerly, Century Business Services Inc.), a provider of outsourcing functions for small and medium size companies, Director

The new Trustees will not take office until on or about December 1, 2008. Therefore, they did not receive remuneration from the Fund for the period ended September 30, 2008.

30

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

6924AR0908

MELLON INSTITUTIONAL FUNDS

Annual Report

Year Ended September 30, 2008

The Boston Company
Small/Mid Cap Growth Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund’s portfolio holdings, access the most recent quarterly holdings report, semi-annual report or annual report on the Fund’s web site at http://www.melloninstitutionalfunds.com.

To access the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC’s web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

September 2008

Dear Mellon Institutional Fund Shareholder:

Not since the 1930s has the global financial landscape changed as dramatically or as swiftly as it did during the third quarter of 2008. Market participants have witnessed a series of truly historic events, including the nationalization of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the merger of Merrill Lynch with Bank of America, the takeover of AIG and the collapse of Washington Mutual. Although governments have noted the magnitude of the current crisis and are acting in coordinated efforts to restore liquidity to the credit markets, economic indicators have begun to show signs of a more significant slowdown in growth.

In this challenging environment, the market turbulence that has plagued investors since mid-2007 intensified last quarter. September proved to be one of the most volatile months on record for U.S. and world equity markets; the S&P 500 Index tumbled nearly 9% for the month, pulling its year-to-date return down to -19.3%, while the FTSE All-World Index lost just over 12% in U.S. dollar terms. In a reversal of the typical pattern during past market downturns, many small- and mid-cap indexes have suffered smaller declines this year than their large-cap counterparts.

Many fixed-income investments have also been seriously hampered by the recent turmoil. Despite meaningful steps by the U.S. government, including passage of a bill to fund a pool for mortgage assets, liquidity in some market sectors has reached all-time lows. Treasury yields have fallen amid heightened risk aversion and a continued flight to quality, leading to a further steepening of the yield curve. Spreads on asset-backed and corporate securities-even in traditionally higher-quality sectors-have widened to historically high levels versus Treasuries.

We believe that the damage to economic activity to this point has been substantial enough that a U.S. recession and a global recession are already underway. Although the economic weakness could be severe over the next several months, we currently expect a trough in the U.S. recession in the spring or summer of 2009. This outlook is based on our judgment that aggressive policy measures will foster a transition from the recent phase of disorderly deleveraging to a more orderly deleveraging of the financial system in early 2009.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Enclosed you will find your Fund’s annual report for the fiscal year ended September 30, 2008. Please feel free to contact us with questions or comments.

Sincerely,
J. David Officer
President

1

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Management Discussion and Analysis

Investors witnessed a series of truly historic events over these past few months: the US government takeover of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the merger of Merrill Lynch with Bank of America, and the takeover of the insurance giant AIG. The banking system has begun the very painful process of consolidation after over-extending itself. It was not only a US phenomenon; we are also seeing the cracks in the European financial system. All of these events had the intricately inter-related nature of the global financial system on full display. After some delay, Congress passed the Emergency Economic Stabilization Act. The final details of exactly how the Treasury will put its new powers into practice are uncertain. Given this traumatic background, it is not at all surprising that the major equity indices were down over the past year.

For the 12-month period ended September 30, 2008, The Boston Company Small/Mid Cap Growth Fund returned -14.32% as compared to the fund’s benchmark, the Russell 2500 Growth Index, which returned -20.70% over the same period.

The fund enjoyed good relative returns from exposure to the Healthcare and Consumer Discretionary sectors. Within Healthcare, the best performing industry was healthcare equipment and supplies. Major contributors included Respironics, which was acquired by another company during the year; NuVasive Inc., a medical device company that makes products for the surgical treatment of spine disorders; Wright Medical Group, a global orthopedic medical device company specializing in reconstructive joint devices; and ResMed Inc., a developer of medical equipment for treating sleep-disordered breathing. Our Consumer Discretionary holdings were down for the year, but significantly less than the benchmark stocks. The weak economy and the cautious outlook for consumer spending have negatively impacted most consumer stocks. We have had satisfactory results from several holdings in this sector including the restaurant and baking company Panera Bread, The Warnaco Group, which markets a line of intimate apparel, sportswear and swimwear worldwide, and DeVry Inc., which, through its subsidiaries, offers college level degree programs in many specialty fields.

Conversely, the portfolio was negatively impacted by exposure to the Materials and Consumer Staples sectors. Several of our Materials holdings in metals and mining did poorly for the year including secondary metal recycling company Sims Group Limited and General Moly, Inc., which develops mining properties containing molybdenum. These stocks have been sold due to disappointing fundamentals. Consumer Staples did poorly primarily due to significant declines in two holdings. Bare Escentuals, Inc. which develops, markets and sells cosmetics, skin care and body care products, was sold due to reduced growth projections. Hansen Natural Corporation, a marketer of natural energy drinks, had disappointing results and was reviewed and sold based on the new earnings estimates.

As we move into the final quarter of the year, we believe that the financial and economic turmoil highlighted earlier will continue to be the major focus of the markets for some time to come. As always, we are sensitive to valuation and fundamentals that help to determine a company’s ability to achieve and sustain growth.

B. Randall Watts, Jr., CFA Portfolio Manager The Boston Company Asset Management, LLC	P. Hans von der Luft Portfolio Manager The Boston Company Asset Management, LLC

2

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Comparison of Change in Value of $100,000 Investment in The Boston Company Small/Mid Cap
Growth Fund with the Russell 2500 Growth Index and the Russell 2000 Growth Index (Unaudited)

Average Annual Total Returns (for period ended 9/30/2008)
	1 Year	3 Years	5 Years	10 Years	Since Inception 1/1/1988**
Fund	(14.32)%	5.28%	11.24%	9.84%	12.33%

*	Source: Lipper Inc.

**	Combines the performance of the Fund beginning September 1, 1990 and its predecessor, the Small Cap Equity Limited Partnership, from January 1, 1998 to that date.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains. The $100,000 line graph and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund’s investment adviser (if applicable), the fund’s total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

3

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period† April 1, 2008 to September 30, 2008
Actual	$1,000.00	$930.10	$4.83
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.00	$5.05

† Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

4

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Portfolio Information as of September 30, 2008 (Unaudited)

The Fund is actively managed. Current holdings may be different than those presented below:

Top Ten Holdings*	Sector	Percentage of Investments
Plum Creek Timber Co., Inc. REIT	Financials	2.6%
NeuStar, Inc., Class A	Telecommunication Services	2.3
Global Payments, Inc.	Technology	2.3
CACI International, Inc., Class A	Technology	2.2
Church & Dwight Co., Inc.	Consumer Staples	2.1
Wright Medical Group, Inc.	Health Care	2.1
ResMed, Inc.	Health Care	2.1
Thermo Fisher Scientific, Inc.	Health Care	1.9
Dun & Bradstreet Corp.	Industrials	1.8
Bed Bath & Beyond, Inc.	Consumer Discetionary	1.8
		21.2%

*	Excludes short-term securities and investment of cash collateral.

Economic Sector Allocation	Percentage of Net Assets
Consumer Discretionary	11.6%
Consumer Staples	6.2
Energy	12.2
Financials	5.8
Health Care	22.4
Industrials	11.3
Materials	2.2
Technology	22.6
Telecommunication Services	2.3
Utilities	0.4
Short-term and Other Liabilities	3.0
100.0%

5

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
UNAFFILIATED INVESTMENTS — 97.3%
Equities — 97.0%
Consumer Discretionary — 11.6%
Bed Bath & Beyond, Inc.	51,130	[a]	1,605,993
Gentex Corp.	53,710		768,053
Interactive Data Corp.	39,220		989,128
Lions Gate Entertainment Corp.	171,518	[a]	1,560,814
Panera Bread Co., Class A	12,420	[a,b]	632,178
PetSmart, Inc.	47,500		1,173,725
Polaris Industries, Inc.	13,090	[b]	595,464
Tractor Supply Co.	17,080	[a,b]	718,214
Warnaco Group, Inc.	21,300	[a]	964,677
WMS Industries, Inc.	47,490	[a,b]	1,451,769
			10,460,015
Consumer Staples — 6.2%
Alberto-Culver Co.	57,450		1,564,938
Church & Dwight Co., Inc.	30,170		1,873,255
Estee Lauder Companies, Inc., Class A	24,980	[b]	1,246,752
NBTY, Inc.	29,420	[a]	868,478
			5,553,423
Energy — 12.2%
Arena Resources, Inc.	22,690	[a]	881,507
Berry Petroleum Co., Class A	33,310	[b]	1,290,096
CNX Gas Corp.	44,190	[a]	989,414
Denbury Resources, Inc.	39,560	[a]	753,222
Dril-Quip, Inc.	36,080	[a,b]	1,565,511
Energen Corp.	13,580		614,902
FMC Technologies, Inc.	16,920	[a]	787,626
NATCO Group, Inc., Class A	25,520	[a]	1,025,394
Oil States International, Inc.	11,540	[a]	407,939
Penn Virginia Corp.	20,810	[b]	1,112,086
Superior Energy Services, Inc.	18,900	[a]	588,546
Tidewater, Inc.	18,540	[b]	1,026,374
			11,042,617
Financials — 5.8%
Arch Capital Group Ltd.	21,160	[a]	1,545,315
Plum Creek Timber Co., Inc. REIT	45,980	[b]	2,292,563
ProAssurance Corp.	13,490	[a]	755,440
RLI Corp.	10,790		669,951
			5,263,269
Health Care — 22.4%
Alexion Pharmaceuticals, Inc.	21,540	[a,b]	846,522
Alnylam Pharmaceuticals, Inc.	27,110	[a,b]	784,835
Beckman Coulter, Inc.	15,130		1,074,079
Bio-Rad Laboratories, Inc., Class A	15,100	[a]	1,496,712

The accompanying notes are an integral part of the financial statements.

6

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Health Care (continued)
Covance, Inc.	15,410	[a]	1,362,398
Henry Schein, Inc.	18,630	[a,b]	1,003,039
Integra LifeSciences Holdings Corp.	26,020	[a,b]	1,145,661
NuVasive, Inc.	17,190	[a,b]	847,983
PAREXEL International Corp.	36,110	[a]	1,034,913
PerkinElmer, Inc.	25,890		646,473
PSS World Medical, Inc.	31,700	[a,b]	618,150
Regeneron Pharmaceuticals, Inc.	15,630	[a]	341,203
ResMed, Inc.	41,970	[a,b]	1,804,710
Thermo Fisher Scientific, Inc.	31,010	[a]	1,705,550
United Therapeutics Corp.	6,480	[a]	681,502
Varian, Inc.	18,970	[a]	813,813
Vertex Pharmaceuticals, Inc.	19,920	[a]	662,141
Waters Corp.	18,850	[a]	1,096,693
Wright Medical Group, Inc.	59,620	[a,b]	1,814,833
XenoPort, Inc.	9,501	[a]	460,704
			20,241,914
Industrials — 11.3%
Actuant Corp., Class A	36,380		918,231
Bucyrus International, Inc.	17,510		782,347
Clean Harbors, Inc.	11,680	[a]	788,984
Covanta Holding Corp.	51,620	[a]	1,235,783
Dun & Bradstreet Corp.	17,050		1,608,838
Flowserve Corp.	9,090		806,919
Landstar System, Inc.	23,490		1,034,969
MSC Industrial Direct Co., Inc., Class A	16,200	[b]	746,334
Quanta Services, Inc.	33,990	[a]	918,070
UTI Worldwide, Inc.	64,970		1,105,789
Werner Enterprises, Inc.	12,980	[b]	281,796
			10,228,060
Materials — 2.2%
Airgas, Inc.	19,490		967,679
Packaging Corp. of America	43,480		1,007,866
			1,975,545
Technology — 22.6%
Akamai Technologies, Inc.	56,160	[a]	979,430
Alliance Data Systems Corp.	16,580	[a]	1,050,840
Amdocs Ltd.	49,810	[a]	1,363,798
BMC Software, Inc.	34,420	[a]	985,445
Brocade Communications Systems, Inc.	132,780	[a]	772,780
CACI International, Inc., Class A	37,910	[a]	1,899,291
Cogent, Inc.	60,210	[a]	615,346
Cognizant Technology Solutions Corp., Class A	62,480	[a]	1,426,418
Concur Technologies, Inc.	24,010	[a]	918,623

The accompanying notes are an integral part of the financial statements.

7

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Technology (continued)
Global Payments, Inc.	44,180		1,981,915
Harris Corp.	23,320		1,077,384
Hewitt Associates, Inc., Class A	24,280	[a]	884,763
Iron Mountain, Inc.	47,680	[a,b]	1,163,869
j2 Global Communications, Inc.	29,410	[a]	686,724
ManTech International Corp., Class A	13,680	[a]	811,087
McAfee, Inc.	12,410	[a]	421,444
Metavante Technologies, Inc.	42,390	[a]	816,431
Microsemi Corp.	24,030	[a,b]	612,284
ON Semiconductor Corp.	77,470	[a,b]	523,697
Polycom, Inc.	17,030	[a,b]	393,904
SunPower Corp., Class A	7,280	[a,b]	516,370
Synopsys, Inc.	24,480	[a]	488,376
			20,390,219
Telecommunication Services — 2.3%
NeuStar, Inc., Class A	102,110	[a]	2,030,968
Utilities — 0.4%
NRG Energy, Inc.	15,680	[a,b]	388,080
Total Equities (Cost $92,051,621)			87,574,110
SHORT-TERM INVESTMENTS — 25.0%
INVESTMENT OF CASH COLLATERAL — 0.3%
BlackRock Cash Strategies L.L.C. (Cost $243,478)	243,478	[c,e]	243,478
TOTAL UNAFFILIATED INVESTMENTS (Cost $92,295,099)			87,817,588
AFFILIATED INVESTMENTS — 24.7%
Dreyfus Institutional Cash Advantage Fund	19,433,305	[d,e]	19,433,305
Dreyfus Institutional Preferred Plus Money Market Fund	2,836,121	[d]	2,836,121
TOTAL AFFILIATED INVESTMENTS (Cost $22,269,426)			22,269,426
TOTAL INVESTMENTS — 122.0% (Cost $114,564,525)			110,087,014
LIABILITIES IN EXCESS OF OTHER ASSETS — (22.0%)			(19,819,776)
NET ASSETS — 100.0%			90,267,238

Notes to Schedule of Investments:

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or a portion of thereof, was on loan at September 30, 2008.

c Illiquid security. At the period end, the value of this security amounted to $243,478 or 0.3% of net assets.

d Affiliated institutional money market fund.

e Investment of security lending cash collateral.

The accompanying notes are an integral part of the financial statements.

8

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Statement of Assets and Liabilities
September 30, 2008

Assets
Investment in securities, at value (Note 1A) (including securities on loan, valued at $16,676,266 (Note 7)):
Unaffiliated investments (cost $92,295,099)		$87,817,588
Affiliated investments (Note 1F) (cost $22,269,426)		22,269,426
Receivable for investments sold		8,807,564
Receivable for Fund shares sold		506,888
Interest and dividends receivable		61,068
Prepaid expenses		16,993
Total assets		119,479,527
Liabilities
Collateral for securities on loan (Note 7)	$19,676,783
Payable for investments purchased	9,198,415
Payable for Fund shares redeemed	113,519
Payable for investment advisory fee	106,907
Accrued professional fees	41,572
Accrued administrator service fees (Note 2)	36,509
Accrued accounting, custody, administration and transfer agent fees (Note 2)	28,309
Accrued shareholder reporting expense (Note 2)	3,866
Accrued trustees’ fees (Note 2)	3,272
Accrued chief compliance officer fee (Note 2)	452
Other accrued expenses and liabilities	2,685
Total liabilities		29,212,289
Net Assets		$90,267,238
Net Assets consist of:
Paid-in capital		$100,279,508
Accumulated net realized loss		(5,534,759)
Net unrealized depreciation		(4,477,511)
Total Net Assets		$90,267,238
Shares of beneficial interest outstanding		7,543,263
Net Asset Value, offering and redemption price per share
(Net Assets/Shares outstanding)		$11.97

The accompanying notes are an integral part of the financial statements.

9

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Statement of Operations
For the Year Ended September 30, 2008

Investment Income (Note 1B)
Dividend income (net foreign withholding taxes $120) (Note 1F)		$233,274
Dividend income from affiliated investments		136,603
Interest income		1,792
Securities lending income (Note 7)		77,993
Total investment income		449,662
Expenses
Investment advisory fee (Note 2)	$316,207
Accounting, custody, administration and transfer agent fees (Note 2)	96,988
Administrative service fees (Note 2)	58,250
Professional fees	53,370
Registration fees	19,250
Trustees’ fees and expenses (Note 2)	9,415
Insurance expense	891
Miscellaneous expenses	30,076
Total expenses	584,447
Deduct:
Waiver of investment advisory fee (Note 2)	(57,012)
Net Expenses		527,435
Net investment loss		(77,773)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,582,432)
Financial futures transactions	(292,937)
Net realized gain (loss)		(3,875,369)
Change in unrealized appreciation (depreciation) on:
Investments	(7,270,779)
Financial future contracts	442
Net change in unrealized appreciation (depreciation)		(7,270,337)
Net realized and unrealized gain (loss) on investments		(11,145,706)
Net (Decrease) in Net Assets from Operations		$(11,223,479)

The accompanying notes are an integral part of the financial statements.

10

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(77,773)	$17,312
Net realized gain (loss)	(3,875,369)	3,683,755
Change in net unrealized appreciation (depreciation)	(7,270,337)	1,760,841
Net increase (decrease) in net assets from investment operations	(11,223,479)	5,461,908
Distributions to Shareholders (Note 1E)
From net investment income	(17,315)	—
From net realized gains on investments	(5,326,461)	(1,270,011)
Total distributions to shareholders	(5,343,776)	(1,270,011)
Fund Share Transactions (Note 4)
Net proceeds from sale of shares	94,722,212	7,037,277
Value of shares issued to shareholders in reinvestment of distibutions	5,250,865	1,270,011
Cost of shares redeemed (net of redemption fees of $5,445 and $221, respectively)	(15,570,888)	(10,455,435)
Net increase (decrease) in net assets from Fund share transactions	84,402,189	(2,148,147)
Total Increase (Decrease) in Net Assets	67,834,934	2,043,750
Net Assets
At beginning of year	22,432,304	20,388,554
At end of year (including undistributed net investment income of $0 and $17,312, respectively)	$90,267,238	$22,432,304

The accompanying notes are an integral part of the financial statements.

11

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Financial Highlights

	Year Ended September 30,
	2008	2007	2006		2005	2004
Net Asset Value, Beginning of Year	$17.66	$14.92	$13.84		$11.26	$9.48
From Operations:
Net investment income (loss) * (a)	(0.02)	0.01	(0.02)		(0.04)	(0.08)
Net realized and unrealized gains (loss) on investments	(1.93)	3.74 (b)	1.10		2.62	1.86 (b)
Net increase from payments by affiliates	—	—	0.00	(c)	—	—
Total from operations	(1.95)	3.75	1.08		2.58	1.78
Less Distributions to Shareholders:
From net investment income	(0.01)	—	—		—	—
From net realized gains on investments	(3.73)	(1.01)	—		—	—
Total distributions to shareholders	(3.74)	(1.01)	—		—	—
Net Asset Value, End of Year	$11.97	$17.66	$14.92		$13.84	$11.26
Total Return (d)	(14.32%)	26.31%	7.80	%(e)	22.91%	18.78%
Ratios/Supplemental data:
Expenses (to average daily net assets)*	1.00%	1.00%	1.00%		1.00%	0.98%
Net Investment Income (to average daily net assets)*	(0.15%)	0.07%	(0.16%)		(0.32%)	(0.69%)
Portfolio Turnover	201%	180%	161%		167%	157%
Net Assets, End of Year (000’s omitted)	90,267	$22,432	$20,389		$19,709	$19,222

*The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios, without waivers and reimbusement, would have been:

Net investment income per share (a)	$(0.03)	$(0.03)	$(0.07)		$(0.09)	$(0.12)
Ratios (to average daily net assets):
Expenses	1.11%	1.23%	1.29%		1.38%	1.33%
Net investment income (loss)	(0.25%)	(0.16%)	(0.45%)		(0.70%)	(1.04%)

(a)	Calculated based on average shares outstanding.

(b)	Amounts include litigation proceeds received by the Fund of $0.01 for the year ended September 30, 2008, $0.19 for the year ended September 30, 2007 and $0.03 for the year ended September 30, 2004.

(c)	Calculates to less than $0.01 per share.

(d)	Total return would have been lower in the absence of expense waivers.

(e)	For the year ended September 30, 2006, 0.03% of the Fund’s return consisted of a payment by the advisor to compensate the Fund for a trading error. Excluding this payment, total return 7.77%.

The accompanying notes are an integral part of the financial statements.

12

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Notes to Financial Statements

(1)	Organization and Significant Accounting Policies:

Mellon Institutional Funds Investment Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small/Mid Cap Growth Fund (the “Fund”) is a separate diversified investment series of the Trust.

The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap and mid cap U.S. companies. The Fund focuses on companies with total market capitalizations equal to or less than the total market capitalization of the largest company included in the Russell 2500 Growth Index. The Fund may also invest in equity index futures based on the Russell 2000 and S&P Midcap indices, and exchange traded funds based upon the Russell 2500 Growth Index.

Effective December 1, 2008, the Trust’s name will change to Dreyfus Investment Funds and the Fund’s name will change to Dreyfus/The Boston Company Small/Mid Cap Growth Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Investment security valuations

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Securities are valued at the last sale price on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund’s assets that are invested in one or more open-end regulated investment companies (“RICs”), the Fund’s net asset value (“NAV”) will be calculated based upon the NAVs of such RICs.

Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

B. Securities transactions and income

Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

13

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Notes to Financial Statements

C. Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund’s distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to losses deferred due to wash sales and post-October losses.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

D. Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E. Commitments and contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

F. Affiliated issuers

Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), or its affiliates. During the year ended September 30, 2008, the Fund invested available cash balances and cash collateral from securities lending in affiliated money market funds. During the period, each affiliated investment maintained a $1 net asset value, as such, there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation). Dividends from affiliated investments are reflected in the statement of operations.

G. New accounting requirements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

(2)	Investment Advisory Fee and Other Transactions With Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets. TBCAM voluntarily agreed to limit the Fund’s total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.00% of the Fund’s average daily net assets for the year ended September 30, 2008. Pursuant to this arrangement, for the year ended September 30, 2008, TBCAM voluntarily waived a portion of its investment advisory fee in the amount of $57,012. This arrangement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

The Trust has an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $8,047, for the year ended September 30, 2008.

14

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Notes to Financial Statements

The Trust entered into an agreement with The Bank of New York Mellon, formerly Mellon Bank, N.A. (“BNYM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and fund accounting services for the Fund. For these services the Fund pays BNYM a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $88,941 for the year ended September 30, 2008.

The Trust entered into two separate agreements with BNYM, formerly The Bank of New York, that enable the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $3,119 for the year ended September 30, 2008, which is included in miscellaneous expenses in the Statement of Operations. See Note 8 for further details.

The Trust also entered into an agreement with BNYM to perform certain securities lending activities and to act as the Fund’s lending agent. BNYM receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, BNYM earned $33,502 for the year ended September 30, 2008. See Note 7 for further details.

The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust’s Chief Compliance Officer. For the year ended September 30, 2008, the Fund was charged $5,511, which amount is included in miscellaneous expenses in the Statement of Operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $4,729, which amount is included in miscellaneous expenses in the Statement of Operations, for the year ended September 30, 2008.

The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund’s average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor’s promotional efforts. For the year ended September 30, 2008, the Fund was charged $1,341 for fees payable to BNY Mellon Wealth Management.

MBSC Securities Corporation (“MBSC”), a wholly-owned subsidiary of BNY Mellon and affiliate of TBCAM, is the distributor of the Fund’s shares.

(3)	Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2008 were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$168,755,191	$99,604,820

(4)	Shares of Beneficial Interest:

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Shares Sold	7,051,939	428,261
Shares issued to shareholders in reinvested distributions	371,086	84,274
Shares redeemed	(1,150,203)	(608,335)
Net increase (decrease)	6,272,822	(95,800)

15

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Notes to Financial Statements

At September 30, 2008, three shareholders of record, in the aggregate held approximately 65% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund. A significant redemption by such shareholders could result in illiquid or less liquid investments comprising a larger portion of the Fund’s portfolio.

The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2008, the Fund charged $5,445 in redemption fees which is reflected in the cost of shares redeemed.

(5)	Federal Taxes:

Each year, the Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

During the current year, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and valuing the benefit management believes it would recover. Management believes the Fund will realize the full benefit of the tax positions it has taken and, therefore, no provision has been recorded in the accompanying financial statements.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2008 were as follows:

Cost for federal income tax purposes	$115,761,780
Gross unrealized appreciation	$2,765,849
Gross unrealized depreciation	(8,440,615)
Net unrealized appreciation (depreciation)	$(5,674,766)

In addition, the fund had $4,337,504 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following tax year ending September 30, 2009.

The tax character of distributions paid during fiscal years ended September 30, 2008 and September 30, 2007 was as follows:

	2008	2007
Ordinary income	$3,337,115	$—
Long-Term Capital gains	2,006,661	1,270,011
Total distributions	$5,343,776	$1,270,011

(6)	Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

The Fund may trade the following financial instruments with off-balance sheet risk:

Futures contracts

The Fund may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund’s exposure to the underlying instrument, while selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other investments. Use of long futures contracts subjects the Fund to the risk of loss in excess of the amounts on the Statement of Assets and

16

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Notes to Financial Statements

Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract’s terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

At September 30, 2008, the Fund did not hold open financial futures contracts.

(7)	Securities Lending:

The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized by the borrower at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund’s obligations due on the loans.

Until December 10, 2007, all cash collateral received by the Fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund L.L.C. (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the Fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended. To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through September 30, 2008, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the Fund were reinvested in shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund. See Schedule of Investments for further detail on the Fund’s investment of cash collateral in the BlackRock Fund and the Dreyfus Fund as of September 30, 2008. During the period October 1, 2008 through November 26, 2008, the Fund received $131,403 in liquidation proceeds of its investment in the BlackRock Fund.

The Fund loaned securities for the year ended September 30, 2008 and earned interest on the invested collateral of $12,165,053 of which $12,087,060 was rebated to borrowers or paid in fees. At September 30, 2008, the Fund had securities valued at $16,676,266 on loan of which $19,676,783 was collateralized with cash and $1,388,142 was collateralized with highly liquid securities. See schedule of Investments for further details on the security positions on loan and collateral held.

(8)	Line of Credit:

On behalf of the Fund and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. For the year ended September 30, 2008, the Fund had average borrowings outstanding of $3,062,000 for a total of two days and incurred interest expense of $2,656. At September 30, 2008, the Fund did not borrow against the line of credit

(9)	Subsequent Event:

On August 27, 2008, a majority of the Trust’s Board of Trustees approved the appointment of The Dreyfus Corporation (“Dreyfus”) to serve as the Fund’s investment adviser as of December 1, 2008. The terms of the new advisory agreement with Dreyfus are substantially identical to the terms of the current advisory agreement between the Fund and TBCAM, and the advisory fees to be paid to Dreyfus are identical to those currently paid to TBCAM.

17

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Small/Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small/Mid Cap Growth Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 28, 2008

18

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders was held on November 17, 2008 for the purpose of recommending a new slate of trustees for election. On or about October 10, 2008, the Trust sent to all shareholders of record as of September 3, 2008 a notice and a proxy statement in connection with the Special Meeting which contained relevant information regarding the nominees and the current trustees’ recommendation to the Trust’s shareholders that they vote for the election of these nominees to serve in their stead. At the meeting, the following nominees were elected in place of the current trustees: Joseph S. DiMartino, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson, and Benaree Pratt Wiley. It is expected that these individuals will assume their roles on or about December 1, 2008.

19

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

Background and Summary

The 1940 Act requires that a majority of the Board of Trustees, including a majority of the Trustees who are not affiliated with The Boston Company Small/Mid Cap Growth Fund (the “Fund”), any investment adviser to the Fund or the Trust’s principal underwriter (the “Independent Trustees”), voting separately, approve the Fund’s advisory agreement and the related fees.

At their meeting held on August 27, 2008, the Board of Trustees and Independent Trustees, by majority vote, approved a new investment advisory agreement (the “New Advisory Agreement”) effective December 1, 2008, between Mellon Institutional Funds Investment Trust (the “Trust”), on behalf of the Fund, and a new adviser, The Dreyfus Corporation (“Dreyfus”), with respect to the Fund. This New Advisory Agreement replaces the investment advisory agreement between the Trust, on behalf of the Fund, and The Boston Company Asset Management LLC (“TBCAM”) (such agreement, the “Current Advisory Agreement”). As discussed below, however, it is expected that the appointment of Dreyfus under the New Advisory Agreement will not result in any actual change in the investment management services provided to the Fund, the investment professionals who provide these services, or in the fees charged to the Fund for these services.

The New Advisory Agreement and the appointment of Dreyfus as the Fund’s investment adviser were proposed to the Trustees in the context of a larger proposed rebranding and consolidation of mutual fund businesses of The Bank of New York Mellon Corporation (“BNY Mellon”). Specifically, BNY Mellon proposed to consolidate substantially all of its mutual fund businesses, including the Fund and all of the other funds comprising the Trust, under the Dreyfus name, organization and infrastructure. Dreyfus is currently BNY Mellon’s primary mutual fund business unit, with approximately $340 billion in assets under management and approximately 180 mutual fund portfolios. The appointment of Dreyfus as investment adviser to all the Funds comprising the Trust consolidates the proprietary mutual fund investment management operations of two BNY Mellon advisory firms, TBCAM and Standish Mellon Asset Management Company LLC, into a single BNY Mellon company, Dreyfus. Following completion of this consolidation, it is expected that the Trust and all of the Funds will be rebranded and marketed under the Dreyfus name.

In proposing the New Advisory Agreement and the appointment of Dreyfus as the Fund’s adviser, management provided the Board with written assurances that, if approved as to the Fund, this consolidation would not result in any change in the portfolio management of the Fund, the investment professionals who serve the Fund, or the fees charged for these services. Instead, the portfolio managers and research analysts who have provided services to the Fund in the past would continue to do so under the New Advisory Agreement using the same investment process they have used previously, only they would perform such services as personnel of Dreyfus, while also remaining personnel of their current firm.

Management proposed also to transfer simultaneously certain non-advisory functions and operations to corresponding units within Dreyfus and to combine certain of the Trust’s outside service provider relationships with those of the Dreyfus funds.

In connection with these changes, the current Board of Trustees also determined to recommend to shareholders of the Trust the election of six individuals, each of whom currently serves as independent trustee or director of funds managed by Dreyfus, to serve in their stead.

At the Board’s request, management provided information as to the combined financial impact of these changes on the Trust. This information indicated that the consolidation of the Trust’s Board, advisory functions, other operations of the Trust, and the service provider relationships would result in certain efficiencies and cost savings to the funds over time.

* * *

In determining to approve the New Advisory Agreement, the Board concluded, based on representations from management, that shareholders of the Fund would experience no actual change in the portfolio management of the Fund as a result of the new contractual arrangement with Dreyfus and may over time experience efficiencies and cost savings. The Board noted also that the terms of the New Advisory Agreement were substantially identical to the terms of the Current Advisory Agreement between the Fund and TBCAM, and that the advisory fees to be paid to Dreyfus were identical to those currently paid to TBCAM.

The Board’s Deliberations

In determining whether to approve the New Advisory Agreement, the Independent Trustees received from Dreyfus a broad range of information in response to several written requests prepared on behalf of the Independent Trustees by their own legal counsel. The Independent Trustees met alone in private sessions with their legal counsel on several occasions, including at a special meeting devoted to these proposals on August 7, 2008, to review these materials and to discuss the New Advisory Agreement and other changes proposed by management. Representatives of management participated in portions of these sessions to provide an overview of Dreyfus’ organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees’ review of the materials and their deliberations. These included discussions as to the impact on the Fund, if any, of the engagement of Dreyfus as the Fund’s investment adviser and the related consolidation of certain other operations of the Fund under the Dreyfus organization.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: Dreyfus’ balance sheet and income statements, as well as an historical and pro forma profitability analysis of Dreyfus and of BNY Mellon with respect to the investment management services provided and to be provided, to the Fund, including profitability with respect to the custodian, transfer agent and securities lending services provided to the Fund by BNY Mellon affiliates, as well as a separate presentation of profitability relative to that of several publicly traded investment advisers;

20

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

(ii) Management Teams and Operations: Dreyfus’ Form ADV, as well as information concerning Dreyfus’ executive management, portfolio management, client service personnel and overall organizational structure, assets under management, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee, and expense ratios compared to other funds, and Dreyfus’ separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: TBCAM’s commentary on the Fund’s performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year; and

(v) Other Benefits: The benefits flowing to BNY Mellon and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of BNY Mellon.

In considering the approval of the Fund’s New Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the New Advisory Agreement and the compensation to Dreyfus provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services proposed to be provided to the Fund by Dreyfus. In their deliberations as to the approval of the New Advisory Agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have previously chosen to entrust TBCAM, the investment professionals of which would, under the proposal, also become associated with Dreyus to manage the portion of their assets invested in the Fund, under the supervision of the Board.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services to be provided by Dreyfus. The Board determined that the services to be provided were of high quality and at least commensurate with industry standards. The Board also placed significant weight on assurances provided by management that there would be no material changes in the nature or quality of the services provided, including in the personnel or processes utilized in providing investment management services to the Fund as a result of the appointment of Dreyfus and that no such changes were currently contemplated by management in the future.

The Trustees reviewed the background and experience of the Fund’s portfolio managers then employed by TBCAM, who would become associated with Dreyfus. In previous meetings the Trustees had heard from senior management of Dreyfus an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Dreyfus’ investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that Dreyfus, using the same investment professionals and resources then supplied by TBCAM, had the expertise and resources to manage the Fund effectively on a day-to-day basis.

Investment Performance

The Board considered the historical investment performance of TBCAM in managing the Fund against a peer group of investment companies selected by TBCAM with input from the Trustees. The Board also compared the Fund’s investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings against that universe. In addition to the information received by the Board for the August 27, 2008 Board meeting, the Trustees had received similar detailed comparative performance information for the Fund at regular Board meetings during the year.

The Lipper materials provided to the Board at the August 27 meeting indicated that the performance of the Fund for the 1-, 3- and 5-year periods ended May 31, 2008 was 3.17%, 15.12% and 18.14%, respectively. The Board found that for the 1-, 3- and 5-year periods, the Fund had outperformed its peer group average returns of -2.96%, 10.89% and 13.25%, respectively.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate proposed to be paid by the Fund to Dreyfus which was identical to the fee then being paid together with written assurances that no increase in the fee payable by the Fund was contemplated. The Lipper data presenting the Fund’s “net management fees” included fees paid by the Fund, as calculated by Lipper, for administrative services provided by The Bank of New York Mellon, the Trust’s custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.

21

Mellon Institutional Funds Investment Trust
The Boston Company Small/Mid Cap Growth Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

The Fund’s contractual advisory fee was 0.60%, in the 1st (best) quintile of its peer group of funds, the median fee of which was 0.70%. The Fund’s net management fee, after giving effect to expense limitations, was 0.65% (which included administrative services fees under Lipper’s calculation methodology), equal to the peer group median net management fee of 0.65%.

Based on the Lipper data, as well as other factors discussed at the August 27, 2008 Board meeting, the Board determined that the Fund’s proposed advisory fee under the New Advisory Agreement is reasonable relative to its peer group median and noted that it was identical to the advisory fee paid by the Fund under the Current Advisory Agreement.

The Board also compared the fees payable by the Fund relative to those payable by separate account clients of Dreyfus. Based on the additional scope and complexity of the services provided and responsibilities assumed by Dreyfus with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the New Advisory Agreement were reasonable relative to the nature and quality of the services provided.

The Board also considered the Fund’s total expense ratio and compared it to that of its peer group of similar funds. They found that the actual net expense ratio of 1.00% (after giving effect to expense limitations) was slightly higher than the median net expense ratio of the peer group of 0.991%, largely due to the Fund’s small asset size compared to its peer group.

The Board noted that TBCAM had voluntarily agreed to limit its fees and/or reimburse the Fund’s expenses to the extent necessary to limit the Fund’s total expense ratio (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) to 1.00% and that, although this arrangement is temporary and may be changed at any time, Dreyfus had represented to the Board that no change in this voluntary expense limitation was contemplated.

Adviser’s Profitability

The Board considered Dreyfus’ projected 2008 pro forma profitability in managing the Fund and, the Mellon Institutional Funds as a group (assuming integration of the Trust’s operations with the Dreyfus Funds had already occurred), as well as the methodology used to compute such profitability, and the various direct and indirect expenses expected to be incurred by Dreyfus. The Independent Trustees had observed that, based on the pro forma profitability information submitted to them by Dreyfus, Dreyfus expected to incur losses in managing several of the funds in the Mellon Institutional Funds family of funds. The Board compared this pro forma profitability with TBCAM’s actual historical profitability in managing the Fund and also reviewed the methodologies used in computing the pro forma and actual historical profitability. The Trustees observed that Dreyfus’ pro forma information indicated that the Fund would have generated a profit for BNY Mellon for the twelve month period ended June 30, 2008, which profit the Board determined not to be excessive. The Board noted that the rebranding and marketing strategies that formed a part of the plan to consolidate the Fund under the Dreyfus mutual fund organization could be expected to have a positive effect on Dreyfus’ profitability in future years, but that these effects were not yet quantifiable.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows. As in the case of profitability, the Trustees noted that the Fund’s becoming part of the Dreyfus mutual fund operations was expected to produce future economies of scale relative to its historical advisory relationship with TBCAM, but that these could not be projected and quantified currently. The Board concluded that, at existing asset levels and considering current asset growth projections, the implementation of fee breakpoints or other fee reductions was not necessary at this time.

Other Benefits

The Board also considered the additional benefits, based on information provided by management, flowing to BNY Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by BNY Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates had been selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that Dreyfus, TBCAM and BNY Mellon operate businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to BNY Mellon and its affiliates by virtue of their relationships with the Funds and the Mellon Institutional Funds as a group.

* * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund’s New Advisory Agreement and the compensation proposed to be paid to Dreyfus thereunder was fair and reasonable and, thus, voted to approve the New Advisory Agreement for up to one year from its effective date.

22

Trustees and Officers (Unaudited)

The following table lists the Trust’s trustees and officers; their ages, addresses and dates of birth; their positions with the Trust; the length of time holding that position(s) with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended September 30, 2008. The Fund’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

As discussed in the preceding special shareholders meeting disclosure, at a Special Meeting of Shareholders of the Trust held November 17, 2008, six individuals were elected as Trustees of the Trust, to replace the current Trustees.

Current Independent Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Trustee Remuneration (period ended September 30, 2008)
Samuel C. Fleming (68) 61 Meadowbrook Road Weston, MA 02493 9/30/40	Trustee	Trustee since 11/3/1986	Chairman Emeritus, Decision Resources, Inc. (“DRI”) (healthcare research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI	15	None	Fund: $3,408

Benjamin M. Friedman (64) c/o Harvard University Littauer Center 127 Cambridge, MA 02138 8/5/44	Trustee	Trustee since 9/13/1989	William Joseph Maier Professor of Political Economy, Harvard University	15	Pioneer Funds	Fund: $3,408

John H. Hewitt (73) P.O. Box 2333 New London, NH 03257 4/11/35	Trustee	Trustee since 11/3/1986	Retired	15	None	Fund: $3,408

Caleb Loring III (64) c/o Essex Street Associates P.O. Box 5600 Beverly, MA 01915 11/14/43	Trustee	Trustee since 11/3/1986	Trustee, Essex Street Associates (family investment trust office)	15	None	Fund: $3,701

Current Interested Trustee
J. David Officer (60) The Dreyfus Corporation 200 Park Ave., 55th Fl. New York, NY 10166 8/24/48	Trustee (Chairman), President and Chief Executive Officer	Since 2008	Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation; Executive Vice President of The Bank of New York Mellon Corporation; and Director and President of MBSC Securities Corporation	15	None	Fund: $0

*	Each trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

23

Principal Officers who are Not Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Anderson (43) BNY Mellon Asset Management One Boston Place Boston, MA 02108 7/14/65	Vice President, Treasurer and Chief Financial Officer	Vice President since 1999; Treasurer and CFO since 2002	Vice President and Mutual Funds Controller, BNY Mellon Asset Management; formerly Assistant Vice President and Mutual Funds Controller, Standish Mellon Asset Management Company, LLC

Denise B. Kneeland (57) BNY Mellon Asset Management One Boston Place Boston, MA 02108 8/19/51	Assistant Vice President and Secretary	Assistant Vice President since 1996; Secretary since 2007	First Vice President and Manager, Mutual Funds Operations, BNY Mellon Asset Management; formerly Vice President and Manager, Mutual Fund Operations, Standish Mellon Asset Management Company, LLC

Janelle E. Belcher (50) Founders Asset Management, LLC 210 University Boulevard Suite 800 Denver, CO 80206 4/11/58	Chief Compliance Officer	Since 2008	Vice President — Compliance, Founders Asset Management, LLC (“Founders”), Chief Compliance Officer, Founders, Dreyfus Founders Funds, Inc., and Mellon Optima L/S Strategy Fund, LLC

The Trustees of the Trust elected at the November 17, 2008 Special Meeting are set forth below:

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph S. DiMartino (64)	Corporate Director and Trustee	191 (including 14 Funds of the Trust)
Dreyfus Funds, Chairman of the Board CBIZ, Inc. (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director The Newark Group, Inc., a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

James M. Fitzgibbons (74)	Corporate Director	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member Bill Barrett Company, an oil and gas exploration company, Director

Kenneth A. Himmel (62)
President and CEO, Related Urban Development, a real estate development company (1996-Present); President and CEO, Himmel & Company, a real estate development company (1980-Present); CEO, American Food Management, a restaurant company (1983-Present)
		43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Stephen J. Lockwood (61)	Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

24

Principal Officers who are Not Trustees

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Roslyn M. Watson (58)	Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Benaree Pratt Wiley (62)
Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present); President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
		53 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member CBIZ, Inc. (formerly, Century Business Services Inc.), a provider of outsourcing functions for small and medium size companies, Director

The new Trustees will not take office until on or about December 1, 2008. Therefore, they did not receive remuneration from the Fund for the period ended September 30, 2008.

25

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

6928AR0908

MELLON INSTITUTIONAL FUNDS

Annual Report

Year Ended September 30, 2008

The Boston Company
Large Cap Core Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund’s portfolio holdings, access the most recent quarterly holdings report, semi-annual report or annual report on the Fund’s web site at http://www.melloninstitutionalfunds.com.

To access the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC’s web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

September 2008

Dear Mellon Institutional Fund Shareholder:

Not since the 1930s has the global financial landscape changed as dramatically or as swiftly as it did during the third quarter of 2008. Market participants have witnessed a series of truly historic events, including the nationalization of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the merger of Merrill Lynch with Bank of America, the takeover of AIG and the collapse of Washington Mutual. Although governments have noted the magnitude of the current crisis and are acting in coordinated efforts to restore liquidity to the credit markets, economic indicators have begun to show signs of a more significant slowdown in growth.

In this challenging environment, the market turbulence that has plagued investors since mid-2007 intensified last quarter. September proved to be one of the most volatile months on record for U.S. and world equity markets; the S&P 500 Index tumbled nearly 9% for the month, pulling its year-to-date return down to -19.3%, while the FTSE All-World Index lost just over 12% in U.S. dollar terms. In a reversal of the typical pattern during past market downturns, many small- and mid-cap indexes have suffered smaller declines this year than their large-cap counterparts.

Many fixed-income investments have also been seriously hampered by the recent turmoil. Despite meaningful steps by the U.S. government, including passage of a bill to fund a pool for mortgage assets, liquidity in some market sectors has reached all-time lows. Treasury yields have fallen amid heightened risk aversion and a continued flight to quality, leading to a further steepening of the yield curve. Spreads on asset-backed and corporate securities-even in traditionally higher-quality sectors-have widened to historically high levels versus Treasuries.

We believe that the damage to economic activity to this point has been substantial enough that a U.S. recession and a global recession are already underway. Although the economic weakness could be severe over the next several months, we currently expect a trough in the U.S. recession in the spring or summer of 2009. This outlook is based on our judgment that aggressive policy measures will foster a transition from the recent phase of disorderly deleveraging to a more orderly deleveraging of the financial system in early 2009.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Enclosed you will find your Fund’s annual report for the fiscal year ended September 30, 2008. Please feel free to contact us with questions or comments.

Sincerely,
J. David Officer
President

1

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Management Discussion and Analysis

It was, by any measure, a difficult period which can be characterized by soaring commodity prices, a dramatic increase in stock market volatility, a steep slowdown in consumer spending, a pull back of emerging market demand, and a financial crisis that threatened a global meltdown. Market participants witnessed a series of truly historic events over the past year: the meteoric rise (and subsequent plummet) of oil and commodity prices, the implosion of two of Wall Street’s oldest brokerage houses, the US government takeover of Fannie Mae and Freddie Mac, the shotgun merger of Merrill Lynch with Bank of America, the takeover of the insurance giant AIG, and the end of the independent investment bank business model. The banking system has begun the very painful process of consolidation after over-extending itself, and by natural extension, this process of consolidation materially reduces credit necessary to the economy. In three short months we witnessed the vaporization of most of what had been the US financial sector. And make no mistake about it — this was not only a US phenomenon, as we are beginning to see the early cracks in the UK and European financials. In Europe, HBOS began talks with Lloyds, and Royal Bank of Scotland attempted to sell its insurance units to boost capital. In order to assuage concerns of retail depositors, the banking subsidiaries of Fortis received help from the Benelux authorities, and the Irish government committed $575mn to guarantee deposits and bonds sold.

All of these events had the intricately inter-related nature of the global financial system on full display. As the system teetered on the edge of the abyss, the Fed, the Treasury and Congress were working on the beginnings of a solution. Congress finally passed the Emergency Economic Stabilization Act (“EESA”), but the final details of exactly how the Treasury will put its new powers into practice are still uncertain as of this writing. Given this traumatic background, it is not at all surprising that the major equity indices were off in the quarter and are down more than ten percent for the year-to-date period. And as of this writing, just a few business days into the next quarter, the markets have taken another significant hit. Where and when will this end? We address these questions later in this commentary.

Over the course of the last year, the S&P 500 Index has dropped 22%, led lower by the crumbling of the Financials sector and widespread weakness amongst most of the remaining sectors. As the economy weakened late in 2007 and into 2008, energy costs continued to rise, squeezing consumers and forcing them to tighten their purse strings. As the residential real estate market rolled over, home equity loans became less popular as a way to finance discretionary purchases and consumers began to “trade down” within the retailer space. However, just as energy prices peaked and subsequently tumbled during the third quarter of 2008, the sub-prime loan issue reared its ugly head once again in the form of a liquidity crisis. This negated any relief consumers were getting from lower energy costs and sent investors scrambling. The one sector that avoided any material suffering was the Consumer Staples sector, as investors flocked to the traditionally defensive group.

The Boston Company Large Cap Core Fund slightly outperformed the S&P 500 Index on a relative basis, but was down roughly 22.4% during the period. During a time when the Financials sector was the worst absolute performer in the market, we were able to add significant value relative to the benchmark. The bulk of our outperformance in the sector was a result of an underweight to the mortgage lenders (specifically avoiding

2

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Management Discussion and Analysis

Freddie Mac, Washington Mutual & Countrywide), strong stock selection within the insurance group, and an overweight to the well-capitalized banks (JP Morgan and Bank of America). Within the plummeting Capital Markets industry, we were able to sidestep both of the Bear Stearns and Lehman Brothers blow-ups as well.

Unfortunately, the strong outperformance generated in the Financials sector was largely muted by poor stock selection in the Materials sector. Within the Metals & Mining industry, the portfolio was overweight two companies — Freeport McMoRan Copper & Gold (a metal mining company) and Allegheny Technologies (a specialty metals manufacturer) — which fell on lower commodity prices and reduced demand from China late in the period. We also had exposure to Mosaic (a fertilizer manufacturer that is not held in the benchmark), which fell over 50% during the year. Information Technology was also a notable detractor, as our slight overweight in Apple hurt the portfolio. The company has continued to produce popular consumer-oriented products with little competition; however, slower consumer spending and increased saturation of the iPod and iPhone markets resulted in a sequential slowdown in sales and investors pulled back.

As with all prior market crises, this will end when value buyers show up and start buying. This could be achieved and has already begun on two fronts: the strategic buyers through M&A and the financial buyers through share repurchase. Perhaps we have witnessed the beginning of this process with Warren Buffett’s investments in Goldman Sachs and GE. These crises also come to an end when fiscal and monetary policy and other policy responses become significant enough to reverse the tide. Perhaps the passage of EESA will mark this turning point.

At The Boston Company, nearly all of our clients have hired us to outperform long-only equity benchmarks, so we run our strategies on a fully invested basis and avoid top-down calls on the market’s direction. We leave that decision up to our clients and their consultants. However, we do have a modest balanced account business where we have discretion over the client’s market exposures.

Where we have full discretion and where clients have long-term investment horizons and high risk tolerances, we have been adding to equities seeing recent weakness as a buying opportunity. We believe that equity valuations are attractive at current levels and that fixed income, especially Treasuries, are unattractive. We believe that corporate earnings will clearly be under pressure but that the implied consensus expectations are likely to be too conservative over the intermediate term. We believe that current investor sentiment is entirely too negative. Given the massive amounts of policy stimulus in the system, we also believe the current fear-filled markets are creating an opportunity for long-term investors to begin building equity allocations that will produce very attractive returns. Of course, clients should discuss the specific portfolio exposures for each mandate with their Relationship Manager as the exposures do vary from team to team and strategy by strategy.

Sean Fitzgibbon, CFA Portfolio Manager The Boston Company Asset Management, LLC	Jeffrey McGrew, CFA Portfolio Manager The Boston Company Asset Management, LLC

3

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Comparison of Change in Value of $100,000 Investment in The Boston Company
Large Cap Core Fund and the Standard & Poor’s 500 Composite Stock Price Index (Unaudited)

Average Annual Total Returns (for period ended 9/30/2008)
	1 Year	3 Years	5 Years	10 Years	Since Inception 1/31/1991
Fund	(22.41)%	0.83%	5.64%	4.82%	10.47%

* Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains. The $100,000 line graph and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund’s investment adviser (if applicable), the fund’s total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

4

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period† April 1, 2008 to September 30, 2008
Actual	$1,000.00	$881.90	$4.00
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.75	$4.29

† Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

5

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Portfolio Information as of September 30, 2008 (Unaudited)

The Fund is actively managed. Current holdings may be different than those presented below:

Top Ten Holdings*	Sector	Percentage of Investments
ConocoPhillips	Energy	3.3%
JPMorgan Chase & Co.	Financials	3.2
Johnson & Johnson	Health Care	2.7
Chevron Corp.	Energy	2.7
Microsoft Corp.	Technology	2.6
Cisco Systems, Inc.	Technology	2.5
Baxter International, Inc.	Health Care	2.5
Sempra Energy	Utilities	2.2
Bank of America Corp.	Financials	2.1
Citigroup, Inc.	Financials	2.1
		25.9%

*	Excludes short-term securities.

Economic Sector Allocation	Percentage of Net Assets
Consumer Discretionary	8.4%
Consumer Staples	11.0
Energy	11.4
Financials	18.1
Health Care	13.2
Industrials	10.7
Materials	2.1
Technology	17.5
Telecommunication Services	2.5
Utilities	3.4
Exchange Traded Funds	1.0
Short-term and other Assets	0.7
100.0%

6

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
UNAFFILIATED INVESTMENTS — 99.3%
EQUITIES — 98.3%
Consumer Discretionary — 8.4%
Darden Restaurants, Inc.	12,176		348,599
Family Dollar Stores, Inc.	17,810		422,097
Gap, Inc.	32,570		579,095
McDonald’s Corp.	14,698		906,867
Newell Rubbermaid, Inc.	32,270		556,980
News Corp., Class A	18,510		221,935
OfficeMax, Inc.	24,640		219,050
Omnicom Group, Inc.	15,140		583,798
Ross Stores, Inc.	17,820		655,954
TJX Cos., Inc.	18,830		574,692
			5,069,067
Consumer Staples — 11.0%
Cadbury PLC ADR	7,087		290,142
Coca-Cola Enterprises, Inc.	13,450		225,556
Colgate-Palmolive Co.	13,280		1,000,648
CVS Caremark Corp.	29,340		987,584
Dr. Pepper Snapple Group, Inc.	14,200	[a]	376,016
Estee Lauder Companies, Inc., Class A	15,350		766,118
Kroger Co.	20,670		568,012
Molson Coors Brewing Co., Class B	7,670		358,573
Philip Morris International, Inc.	21,290		1,024,049
Wal-Mart Stores, Inc.	16,650		997,169
			6,593,867
Energy — 11.4%
Anadarko Petroleum Corp.	8,090		392,446
Chevron Corp.	19,482		1,606,875
ConocoPhillips	27,200		1,992,400
ENSCO International, Inc.	4,100		236,283
Marathon Oil Corp.	14,090		561,768
Nabors Industries Ltd.	15,090	[a]	376,043
National-Oilwell Varco, Inc.	5,680	[a]	285,306
Valero Energy Corp.	5,530		167,559
Williams Cos., Inc.	15,420		364,683
XTO Energy, Inc.	18,055		839,919
			6,823,282
Financials — 18.1%
Bank of America Corp.	36,240		1,268,400
Chubb Corp.	18,760		1,029,924
Citigroup, Inc.	61,376		1,258,822
Discover Financial Services	20,860		288,285
Goldman Sachs Group, Inc.	6,940		888,320

The accompanying notes are an integral part of the financial statements.

7

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Financials (continued)
JPMorgan Chase & Co.	41,440		1,935,248
Metlife, Inc.	19,400		1,086,400
PNC Financial Services Group, Inc.	9,050		676,035
U.S. Bancorp	21,490		774,070
Visa, Inc., Class A	7,125		437,404
Wells Fargo & Co.	33,010		1,238,865
			10,881,773
Health Care — 13.2%
Aetna, Inc.	17,450		630,119
Baxter International, Inc.	22,420		1,471,425
Becton Dickinson & Co.	5,110		410,129
Covidien Ltd.	8,677		466,476
Hospira, Inc.	15,100	[a]	576,820
Johnson & Johnson	23,370		1,619,074
Laboratory Corp. of America Holdings	5,750	[a]	399,625
Pfizer, Inc.	41,380		763,047
Schering-Plough Corp.	19,760		364,967
St. Jude Medical, Inc.	10,010	[a]	435,335
Thermo Fisher Scientific, Inc.	14,600	[a]	803,000
			7,940,017
Industrials — 10.7%
Allied Waste Industries, Inc.	33,940	[a]	377,073
Dover Corp.	10,870		440,778
Eaton Corp.	6,840		384,271
Emerson Electric Co.	15,690		639,995
General Electric Co.	43,230		1,102,365
Goodrich Corp.	9,570		398,112
L-3 Communications Holdings, Inc.	5,370		527,978
Lockheed Martin Corp.	7,100		778,657
Raytheon Co.	6,260		334,973
Terex Corp.	12,270	[a]	374,480
Textron, Inc.	10,700		313,296
Tyco International Ltd.	20,937		733,214
			6,405,192
Materials — 2.1%
Freeport-McMoRan Cooper and Gold, Inc.	5,240		297,894
International Paper Co.	15,580		407,884
Mosaic Co.	3,540		240,791
Pactiv Corp.	12,430	[a]	308,637
			1,255,206
Technology — 17.5%
Accenture Ltd., Class A	10,310		391,780
Adobe Systems, Inc.	14,500	[a]	572,315

The accompanying notes are an integral part of the financial statements.

8

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Technology (continued)
Akamai Technologies, Inc.	19,720	[a]	343,917
Alliance Data Systems Corp.	11,150	[a]	706,687
Amphenol Corp., Class A	8,950		359,253
Apple, Inc.	8,650	[a]	983,159
Cisco Systems, Inc.	66,670	[a]	1,504,075
Global Payments, Inc.	8,360		375,030
Intel Corp.	58,850		1,102,260
Juniper Networks, Inc.	21,670	[a]	456,587
McAfee, Inc.	9,870	[a]	335,185
Microsoft Corp.	58,920		1,572,575
Nokia OYJ ADR	19,490		363,488
Oracle Corp.	36,810	[a]	747,611
QUALCOMM, Inc.	8,360		359,229
Research In Motion Ltd.	5,200	[a]	355,160
			10,528,311
Telecommunication Services — 2.5%
AT&T, Inc.	43,940		1,226,805
Sprint Nextel Corp.	47,810	[a]	291,641
			1,518,446
Utilities — 3.4%
PG&E Corp.	18,850		705,932
Sempra Energy	25,870		1,305,659
			2,011,591
TOTAL EQUITIES (Cost $63,441,598)			59,026,752
EXCHANGE TRADED FUNDS — 1.0%
SPDR Trust Series 1 (Cost $582,900)	5,000		582,850
TOTAL UNAFFILIATED INVESTMENTS (Cost $64,024,498)			59,609,602
SHORT-TERM INVESTMENTS — 0.4%
AFFILIATED INVESTMENTS — 0.4%
Dreyfus Institutional Preferred Plus Money Market Fund (Cost $215,591)	215,591	[b]	215,591
TOTAL INVESTMENTS — 99.7% (Cost $64,240,089)			59,825,193
OTHER ASSETS, LESS LIABILITIES — 0.3%			171,229
NET ASSETS — 100%			59,996,422

Notes to Schedule of Investments:

ADR — American Depository Receipts

a Non-income producing security.

b Affiliated institutional money market fund.

The accompanying notes are an integral part of the financial statements.

9

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Statement of Assets and Liabilities
September 30, 2008

Assets
Investments in securities:
Unaffiliated issuers, at value (Note 1A) (cost $64,024,498)		$59,609,602
Affiliated issuers, at value (Note 1A) (cost $215,591)		215,591
Cash		549,436
Receivable for investments sold		520,230
Interest and dividend receivable		97,841
Receivable for Fund shares sold		500
Prepaid expenses		8,054
Total assets		61,001,254
Liabilities
Payable for Fund shares redeemed	$282,281
Payable for investments purchased	582,900
Accrued professional fees	43,312
Payable to investment advisor (Note 2)	32,821
Accrued accounting, administration, custody and transfer agent fees (Note 2)	28,950
Accrued administrative service fee (Note 2)	26,553
Accrued shareholder reporting fees (Note 2)	2,504
Accrued chief compliance officer fee (Note 2)	453
Accrued trustees’ fees (Note 2)	2,796
Other accrued expenses and liabilities	2,262
Total liabilities		1,004,832
Net Assets		$59,996,422
Net Assets consist of:
Paid-in capital		$67,933,471
Accumulated net realized loss		(3,763,190)
Undistributed net investment income		241,037
Net unrealized depreciation		(4,414,896)
Total Net Assets		$59,996,422
Shares of beneficial interest outstanding		1,974,148
Net Asset Value, offering and redemption price per share (Net Assets/Shares outstanding)		$30.39

The accompanying notes are an integral part of the financial statements.

10

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Statement of Operations
For the Year Ended September 30, 2008

Investment Income (Note 1B)
Dividend income from unaffiliated investments		$1,903,996
Dividend income from affiliated investments (Note 1F)		19,450
Total investment income		1,923,446
Expenses
Investment advisory fee (Note 2)	$478,608
Administrative service fee (Note 2)	117,366
Accounting, administration, custody and transfer agent fees (Note 2)	105,802
Professional fees	60,910
Trustees’ fees (Note 2)	17,817
Insurance expense	4,381
Miscellaneous expenses	15,433
Total expenses		800,317
Net investment income		1,123,129
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,829,382)
Financial futures transactions	168,573
Net realized gain (loss)		(2,660,809)
Change in unrealized appreciation (depreciation) on:
Investments		(21,250,644)
Net realized and unrealized gain (loss)		(23,911,453)
Net (Decrease) in Net Assets from Operations		$(22,788,324)

The accompanying notes are an integral part of the financial statements.

11

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,123,129	$1,232,267
Net realized gain (loss)	(2,660,809)	8,718,914
Change in net unrealized appreciation (depreciation)	(21,250,644)	11,178,828
Net increase (decrease) in net assets from investment operations	(22,788,324)	21,130,009
Distributions to Shareholders (Note 1C)
From net investment income	(1,382,840)	(945,029)
From net realized gains on investments	(9,312,016)	(4,041,460)
Total distributions to shareholders	(10,694,856)	(4,986,489)
Fund Share Transactions (Note 4)
Net proceeds from sale of shares	5,624,260	33,886,547
Value of shares issued in reinvestment of distributions	9,590,146	4,223,879
Cost of shares redeemed	(44,326,241)	(25,407,412)
Net increase (decrease) in net assets from Fund share transactions	(29,111,835)	12,703,014
Total Increase (Decrease) in Net Assets	(62,595,015)	28,846,534
Net Assets
At beginning of year	122,591,437	93,744,903
At end of year (including undistributed net investment income of $241,037 and $500,748, respectively)	$59,996,422	$122,591,437

The accompanying notes are an integral part of the financial statements.

12

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Financial Highlights

	Year Ended September 30,
	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$43.28		$37.58		$39.57		$35.24		$31.43
From Investment Operations:
Net investment income* (a)	0.43		0.43		0.36		0.41		0.23
Net realized and unrealized gains (loss) on investments	(9.32	)(b)	7.01	(b)	3.22		4.28	(b)	3.92	(b)
Total from operations	(8.89)		7.44		3.58		4.69		4.15
Less Distributions to Shareholders:
From net investment income	(0.53)		(0.33)		(0.39)		(0.36)		(0.34)
From net realized gains on investments	(3.47)		(1.41)		(5.18)		—		—
Total distributions to shareholders	(4.00)		(1.74)		(5.57)		(0.36)		(0.34)
Net Asset Value, End of Period	$30.39		$43.28		$37.58		$39.57		$35.24
Total Return	(22.41%)		20.27%		9.84	%(c)	13.34%		13.23	%(c)
Ratios/Supplemental data:
Expenses (to average daily net assets)*	0.84%		0.80	%(d)	0.90	%(d)	0.85	%(d)	0.83	%(d)
Net Investment Income (to average daily net assets)*	1.17%		1.05%		0.98%		1.10%		0.67%
Portfolio Turnover	61%		59	%(e)	103	%(e)	85	%(e)	66	%(e)
Net Assets, End of Period (000’s omitted)	$59,996		$122,591		$93,745		$46,036		$56,067

*For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursements would have been:

Net investment income per share (a)	N/A		N/A		$0.33		N/A		$0.23
Ratios (to average daily net assets):
Expenses	N/A		N/A		0.99	%(d)	N/A		0.84	%(d)
Net investment income	N/A		N/A		0.89%		N/A		0.66%

(a)	Calculated based on average shares outstanding.

(b)	Amounts includes litigation proceeds received by the Fund of $0.02 for the year ended September 30, 2008, $0.04 for the year ended September 30, 2007, $0.02 for the year ended September 30, 2005 and $0.02 for the year ended September 30, 2004.

(c)	Total return would have been lower in the absence of expense waivers.

(d)	For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2004-2006, the ratio includes the Fund’s share of the TBC Large Cap Core Portfolio’s (the Portfolio) allocated expenses.

(e)	On September 19, 2007, the Fund, which had owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio. Effective September 20, 2007, the Fund began investing directly in securities. Portfolio turnover represents investment activity of both the Fund and the Portfolio for the year. The amounts shown for 2004-2006 are the ratios for the Portfolio.

The accompanying notes are an integral part of the financial statements.

13

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Notes to Financial Statements

(1)	Organization and Significant Accounting Policies:

Mellon Institutional Funds Investment Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Large Cap Core Fund (the “Fund”) is a separate diversified investment series of the Trust.

The objective of the Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that appear to be undervalued relative to underlying business fundamentals. The Fund focuses on companies with total market capitalizations which are greater than the market capitalization of companies in the bottom 5% of the S&P 500 Index. The Fund may invest without limit in securities of U.S. companies and of foreign companies that are listed or traded in the U.S., but not more than 10% of it assets in other foreign securities.

Effective December 1, 2008, the Trust’s name will change to Dreyfus Investment Funds and the Fund’s name will change to Dreyfus/The Boston Company Large Cap Core Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Investment security valuations

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Securities are valued at the last sale price on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund’s assets that are invested in one or more open-end regulated investment companies (“RICs”), the Fund’s net asset value (“NAV”) will be calculated based upon the NAVs of such RICs.

Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

B. Securities transactions and income

Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

C. Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund’s distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

14

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Notes to Financial Statements

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to losses deferred due to wash sales and post October losses.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

D. Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E. Commitments and contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

F. Affiliated issuers

Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), or its affiliates. During the year ended September 30, 2008, the Fund invested available cash balances and cash collateral from securities lending in affiliated money market funds. During the period, each affiliated investment maintained a $1 net asset value, as such, there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation). Dividends from affiliated investments are reflected in the statement of operations.

G. New accounting requirements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

(2)	Investment Advisory Fee and Other Transactions With Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory and administrative services and general office facilities is paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets.

The Trust has an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $9,893, for the year ended September 30, 2008.

The Trust entered into an agreement with The Bank of New York Mellon, formerly Mellon Bank, N.A. (“BNYM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and fund accounting services for the Fund. For these services the Fund pays BNYM a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $95,909, for the year ended September 30, 2008.

15

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Notes to Financial Statements

The Trust entered into two separate agreements with BNYM, formerly The Bank of New York, that enable the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $5,313 for the year ended September 30, 2008, which is included in miscellaneous expenses in the Statement of Operations. See Note 7 for further details.

The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust’s Chief Compliance Officer. For the year ended September 30, 2008, the Fund was charged $5,511, which amount is included in miscellaneous expenses in the Statement of Operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $5,836, which amount is included in miscellaneous expenses in the Statement of Operations, for the year ended September 30, 2008.

The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund’s average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor’s promotional efforts. For the year ended September 30, 2008, the Fund was charged $113,688, for fees payable to BNY Mellon Wealth Management.

MBSC Securities Corporation (“MBSC”), a wholly-owned subsidiary of BNY Mellon and affiliate of TBCAM, is the distributor of the Fund’s shares.

(3)	Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2008 were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$58,402,955	$96,021,499

(4)	Shares of Beneficial Interest:

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Shares Sold	149,102	859,821
Shares issued to shareholders in reinvested distributions	250,056	107,105
Shares redeemed	(1,257,717)	(628,855)
Net increase (decrease)	(858,559)	338,071

At September 30, 2008, two shareholders of record, in the aggregate held approximately 64.2% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund. A significant redemption by such shareholders could result in illiquid or less liquid investments comprising a larger portion of the Fund’s portfolio.

16

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Notes to Financial Statements

The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2008, the Fund did not assess any redemption fees.

(5)	Federal Taxes:

Each year, the Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

During the current year, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and valuing the benefit management believes it would recover. Management believes the Fund will realize the full benefit of the tax positions it has taken and, therefore, no provision has been recorded in the accompanying financial statements.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2008 were as follows:

Cost for federal income tax purposes	$64,433,389
Gross unrealized appreciation	3,295,396
Gross unrealized depreciation	(7,903,592)
Net unrealized appreciation (depreciation)	$(4,608,196)
Undistributed ordinary income	$241,042
Undistributed capital gains	9
Total distributable earnings	$241,051

In addition, the Fund had $3,569,906 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid during fiscal years ended September 30, 2008 and September 30, 2007 was as follows:

	2008	2007
Ordinary income	$4,956,185	$1,833,219
Capital gains	5,738,671	3,153,270
Total distributions	$10,694,856	$4,986,489

(6)	Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

The Fund may trade the following financial instruments with off-balance sheet risk:

17

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Notes to Financial Statements

Futures contracts

The Fund may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund’s exposure to the underlying instrument, while selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other investments. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract’s terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

At September 30, 2008, the Fund did not hold open financial futures contracts.

(7)	Line of Credit:

On behalf of the Fund and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. For the year ended September 30, 2008, the Fund had average borrowings outstanding of $936,148 for a total of sixty-one days and incurred interest expense of $5,938. At September 30, 2008, the Fund did not have a loan balance outstanding.

(8)	Subsequent Event:

On August 27, 2008, a majority of the Trust’s Board of Trustees approved the appointment of The Dreyfus Corporation (“Dreyfus”) to serve as the Fund’s investment adviser as of December 1, 2008. The terms of the new advisory agreement with Dreyfus are substantially identical to the terms of the current advisory agreement between the Fund and TBCAM, and the advisory fees to be paid to Dreyfus are identical to those currently paid to TBCAM.

18

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Large Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Large Cap Core Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 28, 2008

19

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders was held on November 17, 2008 for the purpose of recommending a new slate of trustees for election. On or about October 10, 2008, the Trust sent to all shareholders of record as of September 3, 2008 a notice and a proxy statement in connection with the Special Meeting which contained relevant information regarding the nominees and the current trustees’ recommendation to the Trust’s shareholders that they vote for the election of these nominees to serve in their stead. At the meeting, the following nominees were elected in place of the current trustees: Joseph S. DiMartino, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson, and Benaree Pratt Wiley. It is expected that these individuals will assume their roles on or about December 1, 2008.

20

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

Background and Summary

The 1940 Act requires that a majority of the Board of Trustees, including a majority of the Trustees who are not affiliated with The Boston Company Large Cap Core Fund (the “Fund”), any investment adviser to the Fund or the Trust’s principal underwriter (the “Independent Trustees”), voting separately, approve the Fund’s advisory agreement and the related fees.

At their meeting held on August 27, 2008, the Board of Trustees and Independent Trustees, by majority vote, approved a new investment advisory agreement (the “New Advisory Agreement”) effective December 1, 2008, between Mellon Institutional Funds Investment Trust (the “Trust”), on behalf of the Fund, and a new adviser, The Dreyfus Corporation (“Dreyfus”), with respect to the Fund. This New Advisory Agreement replaces the investment advisory agreement between the Trust, on behalf of the Fund, and The Boston Company Asset Management LLC (“TBCAM”) (such agreement, the “Current Advisory Agreement”). As discussed below, however, it is expected that the appointment of Dreyfus under the New Advisory Agreement will not result in any actual change in the investment management services provided to the Fund, the investment professionals who provide these services, or in the fees charged to the Fund for these services.

The New Advisory Agreement and the appointment of Dreyfus as the Fund’s investment adviser were proposed to the Trustees in the context of a larger proposed rebranding and consolidation of mutual fund businesses of The Bank of New York Mellon Corporation (“BNY Mellon”). Specifically, BNY Mellon proposed to consolidate substantially all of its mutual fund businesses, including the Fund and all of the other funds comprising the Trust, under the Dreyfus name, organization and infrastructure. Dreyfus is currently BNY Mellon’s primary mutual fund business unit, with approximately $340 billion in assets under management and approximately 180 mutual fund portfolios. The appointment of Dreyfus as investment adviser to all the Funds comprising the Trust consolidates the proprietary mutual fund investment management operations of two BNY Mellon advisory firms, TBCAM and Standish Mellon Asset Management Company LLC, into a single BNY Mellon company, Dreyfus. Following completion of this consolidation, it is expected that the Trust and all of the Funds will be rebranded and marketed under the Dreyfus name.

In proposing the New Advisory Agreement and the appointment of Dreyfus as the Fund’s adviser, management provided the Board with written assurances that, if approved as to the Fund, this consolidation would not result in any change in the portfolio management of the Fund, the investment professionals who serve the Fund, or the fees charged for these services. Instead, the portfolio managers and research analysts who have provided services to the Fund in the past would continue to do so under the New Advisory Agreement using the same investment process they have used previously, only they would perform such services as personnel of Dreyfus, while also remaining personnel of their current firm.

Management proposed also to transfer simultaneously certain non-advisory functions and operations to corresponding units within Dreyfus and to combine certain of the Trust’s outside service provider relationships with those of the Dreyfus funds.

In connection with these changes, the current Board of Trustees also determined to recommend to shareholders of the Trust the election of six individuals, each of whom currently serves as independent trustee or director of funds managed by Dreyfus, to serve in their stead.

At the Board’s request, management provided information as to the combined financial impact of these changes on the Trust. This information indicated that the consolidation of the Trust’s Board, advisory functions, other operations of the Trust, and the service provider relationships would result in certain efficiencies and cost savings to the funds over time.

* * *

In determining to approve the New Advisory Agreement, the Board concluded, based on representations from management, that shareholders of the Fund would experience no actual change in the portfolio management of the Fund as a result of the new contractual arrangement with Dreyfus and may over time experience efficiencies and cost savings. The Board noted also that the terms of the New Advisory Agreement were substantially identical to the terms of the Current Advisory Agreement between the Fund and TBCAM, and that the advisory fees to be paid to Dreyfus were identical to those currently paid to TBCAM.

The Board’s Deliberations

In determining whether to approve the New Advisory Agreement, the Independent Trustees received from Dreyfus a broad range of information in response to several written requests prepared on behalf of the Independent Trustees by their own legal counsel. The Independent Trustees met alone in private sessions with their legal counsel on several occasions, including at a special meeting devoted to these proposals on August 7, 2008, to review these materials and to discuss the New Advisory Agreement and other changes proposed by management. Representatives of management participated in portions of these sessions to provide an overview of Dreyfus’ organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees’ review of the materials and their deliberations. These included discussions as to the impact on the Fund, if any, of the engagement of Dreyfus as the Fund’s investment adviser and the related consolidation of certain other operations of the Fund under the Dreyfus organization.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: Dreyfus’ balance sheet and income statements, as well as an historical and pro forma profitability analysis of Dreyfus and of BNY Mellon with respect to the investment management services provided and to be provided, to the Fund, including profitability with respect to the custodian, transfer agent and securities lending services provided to the Fund by BNY Mellon affiliates, as well as a separate presentation of profitability relative to that of several publicly traded investment advisers;

21

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

(ii) Management Teams and Operations: Dreyfus’ Form ADV, as well as information concerning Dreyfus’ executive management, portfolio management, client service personnel and overall organizational structure, assets under management, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee, and expense ratios compared to other funds, and Dreyfus’ separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: TBCAM’s commentary on the Fund’s performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year; and

(v) Other Benefits: The benefits flowing to BNY Mellon and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of BNY Mellon.

In considering the approval of the Fund’s New Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the New Advisory Agreement and the compensation to Dreyfus provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services proposed to be provided to the Fund by Dreyfus. In their deliberations as to the approval of the New Advisory Agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have previously chosen to entrust TBCAM, the investment professionals of which would, under the proposal, also become associated with Dreyus to manage the portion of their assets invested in the Fund, under the supervision of the Board.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services to be provided by Dreyfus. The Board determined that the services to be provided were of high quality and at least commensurate with industry standards. The Board also placed significant weight on assurances provided by management that there would be no material changes in the nature or quality of the services provided, including in the personnel or processes utilized in providing investment management services to the Fund as a result of the appointment of Dreyfus and that no such changes were currently contemplated by management in the future.

The Trustees reviewed the background and experience of the Fund’s portfolio managers then employed by TBCAM, who would become associated with Dreyfus. In previous meetings the Trustees had heard from senior management of Dreyfus an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Dreyfus’ investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that Dreyfus, using the same investment professionals and resources then supplied by TBCAM, had the expertise and resources to manage the Fund effectively on a day-to-day basis.

Investment Performance

The Board considered the historical investment performance of TBCAM in managing the Fund against a peer group of investment companies selected by TBCAM with input from the Trustees. The Board also compared the Fund’s investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings against that universe. In addition to the information received by the Board for the August 27, 2008 Board meeting, the Trustees had received similar detailed comparative performance information for the Fund at regular Board meetings during the year.

The Lipper materials provided to the Board at the August 27 meeting indicated that the performance of the Fund for the 1-, 3- and 5-year periods ended May 31, 2008 was -4.89%, 8.67% and 10.43%, respectively. The Board found that for the 1-, 3- and 5-year periods, the Fund had outperformed its peer group average returns of -5.15%, 8.05% and 9.94%, respectively.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate proposed to be paid by the Fund to Dreyfus which was identical to the fee then being paid together with written assurances that no increase in the fee payable by the Fund was contemplated. The Lipper data presenting the Fund’s “net management fees” included fees paid by the Fund, as calculated by Lipper, for administrative services provided by The Bank of New York Mellon, the Trust’s custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.

22

Mellon Institutional Funds Investment Trust
The Boston Company Large Cap Core Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

The Fund’s contractual advisory fee was 0.50%, in the 1st (best) quintile of its peer group of funds, the median fee of which was 0.65%. The Fund’s net management fee was 0.586% (which included 0.086% in administrative services fees under Lipper’s calculation methodology), equal to the peer group median net management fee of 0.586%.

Based on the Lipper data, as well as other factors discussed at the August 27, 2008 Board meeting, the Board determined that the Fund’s proposed advisory fee under the New Advisory Agreement is reasonable relative to its peer group median and noted that it was identical to the advisory fee paid by the Fund under the Current Advisory Agreement.

The Board also compared the fees payable by the Fund relative to those payable by separate account clients of Dreyfus. Based on the additional scope and complexity of the services provided and responsibilities assumed by Dreyfus with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the New Advisory Agreement were reasonable relative to the nature and quality of the services provided.

The Board also considered the Fund’s total expense ratio and compared it to that of its peer group of similar funds. They found that the actual expense ratio of 0.801% was slightly below the median net expense ratio of the peer group of 0.818%, notwithstanding the fact that most of the other funds in the peer group were large than the Fund.

The Board noted that TBCAM had voluntarily agreed to limit its fees and/or reimburse the Fund’s expenses to the extent necessary to limit the Fund’s total expense ratio (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) to 0.90% and that, although this arrangement is temporary and may be changed at any time, Dreyfus had represented to the Board that no change in this voluntary expense limitation was contemplated.

Adviser’s Profitability

The Board considered Dreyfus’ projected 2008 pro forma profitability in managing the Fund and, the Mellon Institutional Funds as a group (assuming integration of the Trust’s operations with the Dreyfus Funds had already occurred), as well as the methodology used to compute such profitability, and the various direct and indirect expenses expected to be incurred by Dreyfus. The Independent Trustees had observed that, based on the pro forma profitability information submitted to them by Dreyfus, Dreyfus expected to incur losses in managing several of the funds in the Mellon Institutional Funds family of funds. The Board compared this pro forma profitability with TBCAM’s actual historical profitability in managing the Fund and also reviewed the methodologies used in computing the pro forma and actual historical profitability. The Trustees observed that Dreyfus’ pro forma information indicated that the Fund would have generated a profit for BNY Mellon for the twelve month period ended June 30, 2008, which profit the Board determined not to be excessive. The Board noted that the rebranding and marketing strategies that formed a part of the plan to consolidate the Fund under the Dreyfus mutual fund organization could be expected to have a positive effect on Dreyfus’ profitability in future years, but that these effects were not yet quantifiable.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows. As in the case of profitability, the Trustees noted that the Fund’s becoming part of the Dreyfus mutual fund operations was expected to produce future economies of scale relative to its historical advisory relationship with TBCAM, but that these could not be projected and quantified currently. The Board concluded that, at existing asset levels and considering current asset growth projections, the implementation of fee breakpoints or other fee reductions was not necessary at this time.

Other Benefits

The Board also considered the additional benefits, based on information provided by management, flowing to BNY Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by BNY Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates had been selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that Dreyfus, TBCAM and BNY Mellon operate businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to BNY Mellon and its affiliates by virtue of their relationships with the Funds and the Mellon Institutional Funds as a group.

* * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund’s New Advisory Agreement and the compensation proposed to be paid to Dreyfus thereunder was fair and reasonable and, thus, voted to approve the New Advisory Agreement for up to one year from its effective date.

23

Trustees and Officers (Unaudited)

The following table lists the Trust’s trustees and officers; their ages, addresses and dates of birth; their positions with the Trust; the length of time holding that position(s) with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended September 30, 2008. The Fund’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

As discussed at Note 8, at a Special Meeting of Shareholders of the Trust held November 17, 2008, six individuals were elected as Trustees of the Trust, to replace the current Trustees.

Current Independent Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Trustee Remuneration (period ended September 30, 2008)
Samuel C. Fleming (68) 61 Meadowbrook Road Weston, MA 02493 9/30/40	Trustee	Trustee since 11/3/1986	Chairman Emeritus, Decision Resources, Inc. (“DRI”) (healthcare research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI	15	None	Fund: $3,408

Benjamin M. Friedman (64) c/o Harvard University Littauer Center 127 Cambridge, MA 02138 8/5/44	Trustee	Trustee since 9/13/1989	William Joseph Maier Professor of Political Economy, Harvard University	15	Pioneer Funds	Fund: $3,408

John H. Hewitt (73) P.O. Box 2333 New London, NH 03257 4/11/35	Trustee	Trustee since 11/3/1986	Retired	15	None	Fund: $3,408

Caleb Loring III (64) c/o Essex Street Associates P.O. Box 5600 Beverly, MA 01915 11/14/43	Trustee	Trustee since 11/3/1986	Trustee, Essex Street Associates (family investment trust office)	15	None	Fund: $3,701

Current Interested Trustee
J. David Officer (60) The Dreyfus Corporation 200 Park Ave., 55th Fl. New York, NY 10166 8/24/48	Trustee (Chairman), President and Chief Executive Officer	Since 2008	Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation; Executive Vice President of The Bank of New York Mellon Corporation; and Director and President of MBSC Securities Corporation	15	None	Fund: $0

*	Each trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

24

Principal Officers who are Not Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Anderson (43) BNY Mellon Asset Management One Boston Place Boston, MA 02108 7/14/65	Vice President, Treasurer and Chief Financial Officer	Vice President since 1999; Treasurer and CFO since 2002	Vice President and Mutual Funds Controller, BNY Mellon Asset Management; formerly Assistant Vice President and Mutual Funds Controller, Standish Mellon Asset Management Company, LLC

Denise B. Kneeland (57) BNY Mellon Asset Management One Boston Place Boston, MA 02108 8/19/51	Assistant Vice President and Secretary	Assistant Vice President since 1996; Secretary since 2007	First Vice President and Manager, Mutual Funds Operations, BNY Mellon Asset Management; formerly Vice President and Manager, Mutual Fund Operations, Standish Mellon Asset Management Company, LLC

Janelle E. Belcher (50) Founders Asset Management, LLC 210 University Boulevard Suite 800 Denver, CO 80206 4/11/58	Chief Compliance Officer	Since 2008	Vice President — Compliance, Founders Asset Management, LLC (“Founders”), Chief Compliance Officer, Founders, Dreyfus Founders Funds, Inc., and Mellon Optima L/S Strategy Fund, LLC

The Trustees of the Trust elected at the November 17, 2008 Special Meeting are set forth below:

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph S. DiMartino (64)	Corporate Director and Trustee	191 (including 14 Funds of the Trust)
Dreyfus Funds, Chairman of the Board CBIZ, Inc. (formerly, Century Business Services Inc.), a provider of outsourcing functions for small and medium size companies, Director The Newark Group, Inc., a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

James M. Fitzgibbons (74)	Corporate Director	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member Bill Barrett Company, an oil and gas exploration company, Director

Kenneth A. Himmel (62)
President and CEO, Related Urban Development, a real estate development company (1996-Present); President and CEO, Himmel & Company, a real estate development company (1980-Present); CEO, American Food Management, a restaurant company (1983-Present)
		43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Stephen J. Lockwood (61)	Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

25

Principal Officers who are Not Trustees

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Roslyn M. Watson (58)	Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Benaree Pratt Wiley (62)
Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present); President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
		53 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member CBIZ, Inc. (formerly, Century Business Services Inc.), a provider of outsourcing functions for small and medium size companies, Director

The new Trustees will not take office until on or about December 1, 2008. Therefore, they did not receive remuneration from the Fund for the period ended September 30, 2008.

26

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

6930AR0908

MELLON INSTITUTIONAL FUNDS

Annual Report

Year Ended September 30, 2008

Standish Mellon
Intermediate Tax Exempt Bond Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund’s portfolio holdings, access the most recent quarterly holdings report, semi-annual report or annual report on the Fund’s web site at http://www.melloninstitutionalfunds.com.

To access the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC’s web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

September 2008

Dear Mellon Institutional Fund Shareholder:

Not since the 1930s has the global financial landscape changed as dramatically or as swiftly as it did during the third quarter of 2008. Market participants have witnessed a series of truly historic events, including the nationalization of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the merger of Merrill Lynch with Bank of America, the takeover of AIG and the collapse of Washington Mutual. Although governments have noted the magnitude of the current crisis and are acting in coordinated efforts to restore liquidity to the credit markets, economic indicators have begun to show signs of a more significant slowdown in growth.

In this challenging environment, the market turbulence that has plagued investors since mid-2007 intensified last quarter. September proved to be one of the most volatile months on record for U.S. and world equity markets; the S&P 500 Index tumbled nearly 9% for the month, pulling its year-to-date return down to -19.3%, while the FTSE All-World Index lost just over 12% in U.S. dollar terms. In a reversal of the typical pattern during past market downturns, many small- and mid-cap indexes have suffered smaller declines this year than their large-cap counterparts.

Many fixed-income investments have also been seriously hampered by the recent turmoil. Despite meaningful steps by the U.S. government, including passage of a bill to fund a pool for mortgage assets, liquidity in some market sectors has reached all-time lows. Treasury yields have fallen amid heightened risk aversion and a continued flight to quality, leading to a further steepening of the yield curve. Spreads on asset-backed and corporate securities-even in traditionally higher-quality sectors-have widened to historically high levels versus Treasuries.

We believe that the damage to economic activity to this point has been substantial enough that a U.S. recession and a global recession are already underway. Although the economic weakness could be severe over the next several months, we currently expect a trough in the U.S. recession in the spring or summer of 2009. This outlook is based on our judgment that aggressive policy measures will foster a transition from the recent phase of disorderly deleveraging to a more orderly deleveraging of the financial system in early 2009.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Enclosed you will find your Fund’s annual report for the fiscal year ended September 30, 2008. Please feel free to contact us with questions or comments.

Sincerely,
J. David Officer
President

1

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Management Discussion and Analysis

For the year ended September 30, 2008, the Standish Mellon Intermediate Tax Exempt Bond Fund produced a total return after expenses of 0.12%. This result trailed the benchmark performance index (Lehman Municipal 3-5-7-10 Year Index) return of 2.87%.

During the last 12 months, holders of shorter tax exempt bonds saw interest rates decline and prices rise following a series of rate cuts by the Federal Reserve. In contrast, long municipal bond prices fell as yields pushed higher, spurred by severe disruptions of municipal market liquidity and selling pressures from leveraged hedge funds.

Throughout the deepening credit crisis that gripped worldwide bond markets, investors fled risky assets for the safe haven of government bonds and notes. U.S. government-backed pre-refunded bonds benefited from strong investor demand, posting the highest investment returns of all municipal bond sectors. Valuations slid among insured bonds as monoline financial guarantors, also called bond insurers, lost their triple-A ratings and market participants struggled to assess creditworthiness of underlying issuers. In addition, tax exempt bonds tied to corporations, particularly in the airport, prepaid natural gas and tobacco securitization bonds, traded off in concert with trends among investment grade corporate bonds in the taxable markets.

Both the downturn in housing sales and prices and the retrenchment on Wall Street are starting to strain several of the largest tax-backed credits, such as California and New York City. The Fund has taken a more defensive stance by selling several economically-sensitive general obligation holdings and adding pre-refunded securities and essential-purpose water and sewer utility bonds.

Anemic industrial production, weak automobile sales and falling consumer confidence all signal that a recession has apparently begun. While coordinated global government injections of capital into the banking system may help restore some bond market liquidity, the speed of the economy’s rebound will ultimately depend on how quickly housing bottoms out and bank lending resumes. With fewer broker/dealers in the municipal bond business, we expect trading will be thin and volatile, and transaction costs will remain elevated. Nevertheless high-grade municipal bonds are priced attractively relative to Treasury securities, producing substantial pre- and after-tax yield advantages for shareholders. And, the 2001 and 2003 tax cuts are set to expire in 2010, making coupon income from tax exempt bonds potentially more valuable in coming years.

It has been our privilege to manage the Fund, and we thank you for your continued support.

Sincerely,

Christine Todd, CFA Portfolio Manager Standish Mellon Asset Management Company, LLC	Steven Harvey Portfolio Manager Standish Mellon Asset Management Company, LLC

2

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Comparison of Change in Value of $100,000 Investment in
Standish Mellon Intermediate Tax Exempt Bond Fund and
the Lehman Brothers 3-5-7-10 Year Municipal Bond Index (Unaudited)

Average Annual Total Returns (for period ended 9/30/2008)
	1 Year	3 Years	5 Years	10 Years	Since Inception 11/2/1992
Fund	0.12%	2.31%	2.38%	3.67%	4.86%

* Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains. The $100,000 line graph and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund’s investment adviser (if applicable), the fund’s total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

3

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period† April 1, 2008 to September 30, 2008
Actual	$1,000.00	$980.50	$2.23
Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.75	$2.28

† Expenses are equal to the Fund’s annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

4

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Portfolio Information as of September 30, 2008 (Unaudited)

The Fund is actively managed. Current holdings may be different than those presented below:

Top Ten Holdings*	Rate	Maturity	Percentage of Investments
Washington Various Purpose Bonds NCL	5.000%	7/1/2017	2.3%
New York City NY Municipal Water Finance Authority	5.000	6/15/2019	2.2
Miami-Dade County FL FSA NCL	5.250	10/1/2019	2.2
Oklahoma DFA Revenue Hillcrest Healthcare System Prerefunded	5.625	8/15/2019	1.6
Tobacco Settlement Financing Corporation NJ
Tobacco Settlement Asset-Backed Bonds Prerefunded	6.250	6/1/2043	1.6
Golden State Tobacco Securitization Corporation CA Prerefunded	6.750	6/1/2039	1.6
Tobacco Settlement Authority Iowa
Tobacco Settlement Asset-Backed BondsPrerefunded	5.600	6/1/2035	1.5
Platte River Power Authority CO Power Revenue FSA NCL	5.000	6/1/2013	1.5
Tobacco Settlement Financing Corporation NJ
Tobacco Settlement Asset-Backed Bonds Prerefunded	6.750	6/1/2039	1.5
New York State Dormitory Authority Revenue	5.250	11/15/2023	1.5
			17.5%

*	Excluding short-term investments.

Economic Sector Allocation	Percentage of Net Assets
General Obligations	15.0%
Government Backed	17.1
Housing Revenue	4.8
Industrial Development	7.9
Insured Bonds	10.7
Lease Revenue	9.5
Revenue Bonds	24.5
Special Revenues	8.8
Short-Term and Net Other Assets	1.7
100.0%

Summary of Combined Ratings†
Quality Breakdown	Percentage of Investments
AAA	39.6%
AA	40.5
A	9.9
BBB	9.5
BB	0.5
Total	100.0%

†	Based on ratings from Standard & Poor’s and/or Moody’s Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higher rating category.

5

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Schedule of Investments — September 30, 2008

Security	Rate (%)	Maturity	Par Value	Value ($) (Note 1A)
BONDS—98.3%
General Obligations—15.0%
ABAG CA Odd Fellows Homes	5.700	8/15/2014	1,000,000	1,006,550
Austin TX Independent School District NCL PSF-GTD	5.000	8/1/2016	1,000,000	1,063,130
California State	5.000	10/1/2011	70,000	72,608
California State AMBAC NCL	6.000	4/1/2016	1,000,000	1,121,530
Cook County IL High School District Community High School District Number 219 FGIC NCL	7.875	12/1/2014	650,000	787,468
Cypress-Fairbanks TX Independent School District NCL PSF-GTD	5.000	2/15/2016	1,135,000	1,205,256
Douglas County CO School District MBIA NCL	7.000	12/15/2012	625,000	711,281
Fort Bend County TX Limited Tax Bonds MBIA NCL	5.000	3/1/2014	1,000,000	1,061,180
Goose Creek TX Independent School District NCL PSF-GTD	7.000	8/15/2009	260,000	270,416
Harris County TX Toll Revenue FGIC NCL	6.000	8/1/2012	1,000,000	1,089,900
Magnolia TX Independent School District Refunding PSF-GTD	5.000	8/15/2018	1,000,000	1,035,430
Maricopa County AZ Unified School District NCL	5.000	7/1/2018	1,000,000	1,051,930
Nassau County NY General Improvement Bonds FGIC NCL	6.000	7/1/2010	25,000	26,260
New York NY NCL	5.000	8/1/2013	1,000,000	1,044,350
Pasadena TX Independent School District NCL PSF-GTD	5.000	2/15/2015	1,360,000	1,447,502
Puerto Rico Public Building Authority Revenue (a)	5.000	7/1/2028	1,000,000	1,001,950
San Antonio TX Airport Systems Revenue AMT FSA NCL	5.000	7/1/2013	1,000,000	1,007,480
San Antonio TX General Improvement Bonds NCL	5.000	2/1/2015	1,000,000	1,065,140
Spring Branch TX Independent School District NCL PSF-GTD	5.625	2/1/2014	1,000,000	1,092,260
Texas College Student Loan Bonds Refunding AMT NCL	5.000	8/1/2017	1,000,000	1,027,230
Washington Various Purpose Bonds NCL	5.000	7/1/2017	3,000,000	3,160,470
				21,349,321
Government Backed—17.1%
Chicago IL Board of Education MBIA Prerefunded	5.500	12/1/2016	1,275,000	1,401,072
Cook County IL High School District Community High School District Number 219 Escrowed to Maturity FGIC NCL	7.875	12/1/2014	100,000	123,178
District of Columbia Escrowed to Maturity MBIA NCL	5.750	6/1/2010	10,000	10,530
Golden State Tobacco Securitization Corporation CA Prerefunded	6.750	6/1/2039	2,000,000	2,236,140
Goose Creek TX Independent School District Escrowed to Maturity NCL PSF-GTD	7.000	8/15/2009	110,000	114,407
Massachusetts DFA Williston School Prerefunded	6.000	10/1/2013	160,000	163,200
Metropolitan Government Nashville & Davidson TN Industrial Development Board Revenue Prerefunded	7.500	11/15/2010	1,000,000	1,077,540
Miami-Dade County FL Educational Facilities Authority AMBAC Prerefunded	5.000	4/1/2031	1,100,000	1,177,847
New Jersey Transportation Trust Fund Authority Esrowed to Maturity FSA NCL	5.750	12/15/2014	500,000	559,525
New York State Dormitory Authority State University Educational Facilities MBIA Prerefunded	6.000	5/15/2015	1,000,000	1,066,010
Northern Tobacco Securitization Corporation Alaska Tobacco Settlement Asset-Backed Bonds Prerefunded	4.750	6/1/2015	140,000	141,910
Northern Tobacco Securitization Corporation Alaska Tobacco Settlement Asset-Backed Bonds Prerefunded	6.500	6/1/2031	1,000,000	1,059,260
Oklahoma DFA Revenue Hillcrest Healthcare System Prerefunded	5.625	8/15/2019	2,185,000	2,264,490
Oklahoma DFA Revenue Hillcrest Healthcare System Prerefunded	5.625	8/15/2029	1,000,000	1,036,380
Osceola County School Board FL COP AMBAC Prerefunded	5.250	6/1/2027	1,000,000	1,080,230
Palm Beach County FL Solid Waste AMBAC Escrowed to Maturity NCL	6.000	10/1/2009	60,000	62,200
Pasco County FL Solid Waste AMBAC AMT Escrowed to Maturity NCL	6.000	4/1/2010	1,000,000	1,043,970
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Prerefunded	5.750	7/1/2041	1,500,000	1,622,865
Puerto Rico Electric Power Authority Power Revenue FSA Prerefunded	5.250	7/1/2029	1,000,000	1,054,600

The accompanying notes are an integral part of the financial statements.

6

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Schedule of Investments — September 30, 2008

Security	Rate (%)	Maturity	Par Value	Value ($) (Note 1A)
Government Backed (continued)
Texas Municipal Power Agency Escrowed to Maturity MBIA NCL (b)	0.000	9/1/2016	10,000	7,076
Tobacco Settlement Authority Iowa Tobacco Settlement Asset-Backed Bonds Prerefunded	5.600	6/1/2035	2,000,000	2,140,860
Tobacco Settlement Financing Corporation NJ Tobacco Settlement Asset-Backed Bonds Escrowed to Maturity NCL	5.000	6/1/2010	500,000	519,615
Tobacco Settlement Financing Corporation NJ Tobacco Settlement Asset-Backed Bonds Prerefunded	6.750	6/1/2039	1,855,000	2,090,845
Tobacco Settlement Financing Corporation NJ Tobacco Settlement Asset-Backed Bonds Prerefunded	6.250	6/1/2043	2,000,000	2,239,100
				24,292,850
Housing Revenue—4.8%
California Housing Finance Agency Home Mortgage Revenue AMT	4.600	2/1/2041	1,500,000	1,090,170
California Housing Finance Agency Home Mortgage Revenue AMT FSA	5.125	8/1/2018	1,250,000	1,193,687
Colorado HFA Single Family Program Senior and Subordinate Bonds AMT (a)	6.800	2/1/2031	1,185,000	1,218,168
Colorado HFA Single Family Program Senior and Subordinate Bonds AMT FHA (a)	6.600	8/1/2032	885,000	901,850
Florida Housing Finance Corporation FSA	5.750	1/1/2017	20,000	20,084
Massachusetts Housing Finance Agency AMT (a)	3.900	12/1/2017	1,000,000	1,006,750
Ohio HFA Mortgage Revenue AMT GNMA	5.350	9/1/2018	150,000	146,657
Rhode Island Housing and Mortgage Finance Corporation	4.950	10/1/2016	120,000	117,536
Utah Housing Finance Agency AMT FHA/VA SFM	5.400	7/1/2020	110,000	102,241
Wyoming Community Development Authority Housing Revenue AMT	5.500	12/1/2017	1,000,000	1,024,880
				6,822,023
Industrial Development—7.9%
Buckeye Tobacco Settlement Financing Authority OH	5.125	6/1/2024	2,425,000	2,061,032
Dayton OH Special Facilities Revenue AMT NCL	6.200	10/1/2009	1,000,000	1,030,030
Gloucester NJ Resource Recovery (a)	6.850	12/1/2029	500,000	509,700
Golden State Tobacco Securitization Corporation CA Tobacco Settlement Asset-Backed Bonds	4.500	6/1/2027	1,225,000	1,025,105
Hendersonville IDB TN Kroger	5.950	12/15/2008	65,000	65,059
Massachusetts DFA Waste Management Resource Recovery AMT (a)	6.900	12/1/2029	500,000	509,975
Mohegan Tribe Indians Gaming Authority CT	5.375	1/1/2011	700,000	697,795
Northern Tobacco Securitization Corporation Alaska Tobacco Settlement Asset-Backed Bonds	4.625	6/1/2023	895,000	770,846
San Manuel Entertainment Series 2004-C	4.500	12/1/2016	1,000,000	917,580
Tennessee Energy Acquisition Corporation Gas Project Revenue	5.250	9/1/2017	1,000,000	876,250
Texas Municipal Gas Acquisition and Supply Corporation I Gas Supply Revenue	5.000	12/15/2011	1,000,000	961,140
Tobacco Settlement Authority of Southern California Tobacco Settlement Asset-Backed Bonds	4.750	6/1/2025	910,000	777,577
Tobacco Settlement Authority WA Tobacco Settlement Asset-Backed Bonds	6.500	6/1/2026	890,000	857,408
Tobacco Settlement Financing Corporation NJ Tobacco Settlement Asset-Backed Bonds	4.500	6/1/2023	250,000	205,313
				11,264,810
Insured Bonds—10.7%
Chicago IL FSA NCL	5.500	1/1/2019	2,000,000	2,081,860
Detroit MI City School District FSA NCL	5.000	5/1/2014	1,000,000	1,061,320
Detroit MI Sewer Disposal Revenue FSA NCL	5.250	7/1/2019	1,000,000	1,039,910
Hawaii Harbor AMT FSA NCL	5.000	1/1/2014	1,000,000	1,044,420
Louisville and Jefferson County KY Regional Airport Authority Revenue AMT FSA NCL	5.500	7/1/2011	1,355,000	1,383,550
Lubbock County TX FSA	4.500	2/15/2021	1,000,000	936,180
Miami-Dade County FL FSA NCL	5.250	10/1/2019	3,000,000	3,070,500

The accompanying notes are an integral part of the financial statements.

7

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Schedule of Investments — September 30, 2008

Security	Rate (%)	Maturity	Par Value	Value ($) (Note 1A)
Insured Bonds (continued)
New Orleans LA Aviation Board Revenue AMT FSA NCL	5.000	1/1/2011	1,060,000	1,077,458
Platte River Power Authority CO Power Revenue FSA NCL	5.000	6/1/2013	2,000,000	2,138,560
Saint Louis MO Airport Revenue FSA NCL	5.000	7/1/2014	1,250,000	1,301,138
				15,134,896
Lease Revenue—9.5%
Broward County FL School Board COP FGIC NCL	5.000	7/1/2013	1,000,000	1,029,260
Charleston SC COP MBIA	6.000	12/1/2008	515,000	517,029
Golden State Tobacco Securitization Corporation CA Enhanced Tobacco Settlement Asset-Backed Bonds (b)	0.000	6/1/2023	750,000	576,150
Golden State Tobacco Securitization Corporation CA Enhanced Tobacco Settlement Asset-Backed Bonds AMBAC (4.60% beginning 6/1/2010) (c)	5.000	6/1/2020	500,000	477,920
Greenville County SC School District NCL	5.000	12/1/2011	1,000,000	1,050,590
New Jersey Transportation Trust Fund Authority NCL	5.000	12/15/2016	1,000,000	1,038,070
New York State Dormitory Authority Revenue (a)	5.250	11/15/2023	2,000,000	2,086,060
NJB Properties Lease Revenue King County Washington Project NCL	5.000	12/1/2014	1,000,000	1,057,990
Puerto Rico Public Buildings Authority Government Facilities Revenue NCL	5.750	7/1/2016	2,000,000	2,057,660
Puerto Rico Public Buildings Authority Government Facilities Revenue NCL	5.250	7/1/2017	2,000,000	1,969,560
Sweetwater County WY Improvement Project Powers Board MBIA NCL	5.000	12/15/2009	1,120,000	1,145,894
Tobacco Settlement Funding Corporation NY Asset-Backed Revenue	5.250	6/1/2013	440,000	440,568
				13,446,751
Revenue Bonds—24.5%
Alaska Student Loan Corporation Revenue AMT NCL	5.250	6/1/2014	1,000,000	1,022,010
Bourbonnais IL Industrial Project Revenue NCL RADIAN	5.000	11/1/2015	1,000,000	1,020,260
Chicago O’Hare International Airport IL Revenue FGIC NCL	5.250	1/1/2014	1,000,000	1,042,210
Clark County NV Airport Revenue AMT FGIC NCL	5.250	7/1/2012	1,000,000	1,012,790
Cleveland OH Waterworks Revenue MBIA	5.500	1/1/2013	1,500,000	1,571,925
Detroit MI Sewer Disposal Revenue MBIA NCL	5.000	7/1/2013	1,000,000	1,052,030
Energy Northwest WA Electric Revenue Project One NCL	5.000	7/1/2011	1,000,000	1,047,690
Energy Northwest WA Electric Revenue Project Three NCL	5.000	7/1/2015	1,000,000	1,056,120
Energy Northwest WA Electric Revenue Columbia Generating Station NCL	5.500	7/1/2015	1,000,000	1,085,380
Fairfax County VA EDA Residential Recovery AMBAC AMT NCL	6.100	2/1/2011	1,000,000	1,030,900
Franklin County OH Revenue Refunding Trinity Health Credit NCL	5.000	6/1/2014	1,340,000	1,377,801
Harris County Health Facility Development Corporation TX MBIA NCL	6.000	6/1/2013	1,000,000	1,058,490
Honolulu City and County HI Board Water Supply AMT MBIA NCL	5.000	7/1/2014	1,000,000	1,008,860
Illinois HEFA Condell Medical Center	6.000	5/15/2010	185,000	185,420
Indiana Health Facility Financing Authority Revenue (a)	5.000	11/1/2011	500,000	514,765
Intermountain Power Agency UT MBIA NCL	6.500	7/1/2010	1,000,000	1,060,930
Massachusetts HEFA Lahey Clinic Medical Center FGIC NCL	5.000	8/15/2014	1,000,000	1,023,920
Metropolitan Transportation Authority NY Revenue NCL	5.250	11/15/2014	1,000,000	1,066,070
Miami Dade County FL Aviation Revenue AMT MBIA	5.250	10/1/2014	1,000,000	997,960
Michigan Hospital Finance Authority Revenue NCL	5.250	11/15/2010	1,000,000	1,030,410
Minnesota Public Facilities Authority NCL	5.250	3/1/2016	1,500,000	1,627,185
New Jersey Health Care Facilities Financing Authority Revenue AMBAC	4.800	8/1/2021	175,000	175,796
New York City NY Industrial Development Agency Special Facility Revenue AMT NCL	5.500	1/1/2014	1,000,000	1,040,020
New York City NY Municipal Water Finance Authority	5.000	6/15/2019	3,000,000	3,095,220

The accompanying notes are an integral part of the financial statements.

8

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Schedule of Investments — September 30, 2008

Security	Rate (%)	Maturity	Par Value	Value ($) (Note 1A)
Revenue Bonds (continued)
North Carolina Medical Care Community Revenue AMBAC NCL	5.000	10/1/2012	750,000	781,935
Port Authority NY and NJ AMT FGIC NCL	5.000	10/1/2013	1,000,000	1,036,160
Port of Seattle WA Revenue AMBAC AMT NCL	5.000	10/1/2014	2,000,000	2,016,480
Puerto Rico Commonwealth Highway and Transportation Authority Revenue NCL	5.000	7/1/2016	1,000,000	987,930
Puerto Rico Electric Power Authority Revenue NCL XLCA	5.500	7/1/2016	500,000	509,420
Raleigh Durham NC Airport Authority AMT FGIC NCL	5.000	5/1/2014	1,190,000	1,181,956
SA Energy Acquisition Public Facility Corporation TX Gas Supply Revenue	5.250	8/1/2014	1,000,000	914,660
Texas Transportation Commission First Tier Revenue NCL	5.000	4/1/2016	1,000,000	1,063,540
				34,696,243
Special Revenues—8.8%
Citizens Property Insurance Corporation FL High-Risk Account Senior Secured Revenue MBIA NCL	5.000	3/1/2014	1,000,000	987,380
Citizens Property Insurance Corporation FL High-Risk Account Senior Secured Revenue MBIA NCL	5.000	3/1/2015	2,000,000	1,947,020
Florida Hurricane Catastrophe Fund Finance Corporation NCL	5.250	7/1/2012	1,575,000	1,615,178
Hillsborough County FL Assessment Revenue FGIC NCL	5.000	3/1/2013	1,000,000	1,029,440
Jicarilla NM Apache Nation Revenue	5.000	9/1/2013	500,000	522,305
Louisiana Citizens Property Insurance Corporation AMBAC NCL	5.250	6/1/2010	2,000,000	2,043,240
Midlothian TX Development Authority NCL RADIAN	5.000	11/15/2013	530,000	532,343
Puerto Rico Commonwealth Government Development Bank Senior Notes AMT NCL	5.250	1/1/2015	600,000	582,234
Puerto Rico Commonwealth Government Development Bank Senior Notes NCL	5.000	12/1/2015	1,000,000	992,220
Scottsdale AZ Excise Tax Revenue NCL	5.000	7/1/2015	1,550,000	1,660,608
Stafford TX Economic Development Corporation FGIC	6.000	9/1/2015	525,000	583,149
Wisconsin State Transportation Revenue NCL	5.500	7/1/2010	15,000	15,702
				12,510,819
TOTAL BONDS (Cost $143,198,039)				139,517,713
SHORT-TERM INVESTMENTS—0.4%
U.S. Treasury Bill—0.1%
U.S. Treasury Bill (d) (Cost $198,596)	1.800	3/26/2009	200,000	198,663
Investment Company—0.3%			Shares
Wells Fargo National Tax-Free Money Market Fund (Cost $381,902)			381,902	381,902
Total Short-Term Investments (Cost $580,498)				580,565
TOTAL INVESTMENTS—98.7% (Cost $143,778,537)				140,098,278
OTHER ASSETS, LESS LIABILITIES—1.3%				1,851,057
NET ASSETS—100%				141,949,335

The accompanying notes are an integral part of the financial statements.

9

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Schedule of Investments — September 30, 2008

Notes to Schedule of Investments:

ABAG—Association of Bay Area Governments

AMBAC—American Municipal Bond Assurance Corporation

AMT—Alternative Minimum Tax

COP—Certificate of Participation

DFA—Development Finance Authority

EDA—Economic Development Authority

FGIC—Financial Guaranty Insurance Company

FHA—Federal Housing Administration

FSA—Financial Security Assurance

GNMA—Government National Mortgage Association

GTD—Guaranteed

HEFA—Health & Educational Facilities Authority

HFA—Housing Finance Authority

IDB—Industrial Development Board

MBIA—Municipal Bond Investors Assurance Insurance Corporation

NCL—Non-callable

PSF—Permanent School Fund

RADIAN—Radian Group

SFM—Single Family Mortgage

VA—Veterans Administration

XLCA—XL Capital Assurance Inc.

(a)	Variable Rate Security; rate indicated is as of September 30, 2008. Variable rate securities that reset monthly or more frequently are considered short-term securities for reporting purposes.

(b)	Zero coupon security.

(c)	Debt Obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date.

(d)	Rate noted is yield to maturity.

The accompanying notes are an integral part of the financial statements.

10

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Statement of Assets and Liabilities
September 30, 2008

Assets
Investment in securities, at value (Note 1A) (cost $143,778,537)		$140,098,278
Interest receivable		1,981,112
Receivable for investments sold		501,388
Receivable for Fund shares sold		202,852
Due from advisor		30,834
Prepaid expenses		20,926
Total assets		142,835,390
Liabilities
Due to custodian	$501,388
Payable for Fund shares redeemed	211,020
Distributions payable	68,789
Accrued accounting, custody, administration and transfer agent fees (Note 2)	36,044
Accrued professional fees	28,407
Accrued administrative service fees (Note 2)	17,627
Accrued shareholder reporting expense (Note 2)	11,249
Accrued trustees’ fees and expenses (Note 2)	7,098
Accrued chief compliance officer fees (Note 2)	320
Other accrued expenses and liabilities	4,113
Total liabilities		886,055
Net Assets		$141,949,335
Net Assets consist of:
Paid-in capital		$145,916,575
Accumulated net realized loss		(300,970)
Undistributed net investment income		13,989
Net unrealized depreciation		(3,680,259)
Total Net Assets		$141,949,335
Shares of beneficial interest outstanding		6,808,472
Net Asset Value, offering and redemption price per share (Net Assets/Shares outstanding)		$20.85

The accompanying notes are an integral part of the financial statements.

11

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Statement of Operations
For the Year Ended September 30, 2008

Investment Income (Note 1B)
Interest income		$7,469,427
Dividend income		112,419
Total investment income		7,581,846
Expenses
Investment advisory fee (Note 2)	$744,103
Accounting, custody, administration and transfer agent fees (Note 2)	138,683
Registration fees	47,448
Professional fees	43,295
Administrative service fee (Note 2)	50,231
Trustees’ fees and expenses (Note 2)	29,128
Insurance expense	7,166
Miscellaneous expenses	46,836
Total expenses	1,106,890
Deduct:
Waiver of invesment advisory fee (Note 2)	(269,774)
Net expenses		837,116
Net investment income		6,744,730
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments		(49,260)
Change in unrealized appreciation (depreciation) on:
Investments		(4,510,206)
Net realized and unrealized gain (loss) on investments		(4,559,466)
Net Increase in Net Assets from Operations		$2,185,264

The accompanying notes are an integral part of the financial statements.

12

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,744,730	$5,754,463
Net realized gain (loss)	(49,260)	134,023
Change in net unrealized appreciation (depreciation)	(4,510,206)	(608,630)
Net increase (decrease) in net assets from investment operations	2,185,264	5,279,856
Distributions to Shareholders (Note 1C)
From net investment income	(6,744,730)	(5,754,463)
Total distributions to shareholders	(6,744,730)	(5,754,463)
Fund Share Transactions (Note 4)
Net proceeds from sale of shares	67,575,113	108,485,320
Value of shares isued to shareholders in reinvestment of distributions	5,959,932	5,083,310
Cost of shares redeemed (net of redemption fees of $2,505 and $1,133, respectively)	(128,505,996)	(39,541,640)
Net increase (decrease) in net assets from Fund share transactions	(54,970,951)	74,026,990
Total Increase (Decrease) in Net Assets	(59,530,417)	73,552,383
Net Assets
At beginning of year	201,479,752	127,927,369
At end of year (including undistributed net investment income of $13,989 and $18,119, respectively)	$141,949,335	$201,479,752

The accompanying notes are an integral part of the financial statements.

13

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Financial Highlights

	Year Ended September 30,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$21.60	$21.69	$21.71	$22.05	$22.78
From Investment Operations:
Net investment income* (a)	0.79	0.78	0.78	0.77	0.69
Net realized and unrealized gains (loss) on investments	(0.75)	(0.09)	(0.02)	(0.29)	(0.08)
Total from operations	0.04	0.69	0.76	0.48	0.61
Less Distributions to Shareholders:
From net investment income	(0.79)	(0.78)	(0.78)	(0.77)	(0.71)
From net realized gains on investments	—	—	—	(0.05)	(0.63)
Total distributions to shareholders	(0.79)	(0.78)	(0.78)	(0.82)	(1.34)
Net Asset Value, End of Year	$20.85	$21.60	$21.69	$21.71	$22.05
Total Return (b)	0.12%	3.26%	3.58%	2.18%	2.76%
Ratios/Supplemental Data:
Expenses (to average daily net assets)*	0.45%	0.45%	0.45%	0.45%	0.50%
Net Investment Income (to average daily net assets)*	3.63%	3.63%	3.61%	3.50%	3.16%
Portfolio Turnover	34%	10%	29%	35%	72%
Net Assets, End of Year (000’s omitted)	$141,949	$201,480	$127,927	$109,314	$111,887

*For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursements would have been:

Net investment income per share (a)	$0.76	$0.75	$0.74	$0.73	$0.65
Ratios (to average daily net assets):
Expenses	0.60%	0.59%	0.63%	0.62%	0.68%
Net investment income	3.49%	3.48%	3.43%	3.33%	2.97%

(a)	Calculated based on average shares outstanding.

(b)	Total return would have been lower in the absence of expense waivers.

14

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Notes to Financial Statements

(1)	Organization and Significant Accounting Policies:

Mellon Institutional Funds Investment Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Intermediate Tax Exempt Bond Fund (the “Fund”) is a separate diversified investment series of the Trust.

The objective of the Fund is to provide a high level of interest income exempt from federal income taxes, while seeking preservation of shareholders’ capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in tax exempt municipal securities issued by states, territories, and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities.

Effective December 1, 2008, the Trust’s name will change to Dreyfus Investment Funds and the Fund’s name will change to Dreyfus/Standish Intermediate Tax Exempt Bond Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Investment security valuations

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Tax-exempt bonds and notes are priced at market on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund’s assets that are invested in one or more open-end regulated investment companies (“RICs”), the Fund’s net asset value (“NAV”) will be calculated based upon the NAVs of such RICs.

Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties, or pricing services.

Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and then is valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

B. Securities transactions and income

Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

15

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Notes to Financial Statements

C. Distributions to shareholders

Distributions on shares of the Fund are declared daily from net investment income and distributed monthly. Distributions from capital gains, if any, are distributed annually by the Fund. Distributions from net investment income and capital gains, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treaments for capital loss carryovers.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

D. Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E. Commitments and contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

F. Affiliated issuers

Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC (“Standish”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), or its affiliates.

G. New accounting requirements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

(2)	Investment Advisory Fee and Other Transactions with Affiliates:

The investment advisory fee paid to Standish for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund’s average daily net assets. Standish voluntarily agreed to limit the Fund’s total annual operating expenses (excluding brokerage commissions, taxes and other extraordinary expenses) to 0.45% of the Fund’s average daily net assets for the year ended September 30, 2008. Pursuant to this arrangement, for the year ended September 30, 2008. Standish voluntarily waived a portion of its investment advisory fee in the amount of $269,774. This arrangement is voluntary and temporary and may be discontinued or revised by Standish at any time.

The Trust has an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of Standish, to provide personnel and facilities to perform transfer agency and certain shareholder services, for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $20,963, for the year ended September 30, 2008.

16

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Notes to Financial Statements

The Trust entered into an agreement with The Bank of New York Mellon, formerly Mellon Bank, N.A. (“BNYM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Standish, to provide custody, administration and fund accounting services for the Fund. For these services the Fund pays BNYM a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $117,720 for the year ended September 30, 2008.

The Trust entered into two separate agreements with BNYM, formerly The Bank of New York, that enable the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $1,832 for the year ended September 30, 2008, which is included in miscellaneous expenses in the Statement of Operations. See Note 6 for further details.

The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust’s Chief Compliance Officer. For the year ended September 30, 2008, the Fund was charged $5,379, which amount is included in miscellaneous expenses in the Statement of Operations. No other director, officer or employee of Standish or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of Standish or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of Standish, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $17,026, which amount is included in miscellaneous expenses in the Statement of Operations, for the year ended September 30, 2008.

The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund’s average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor’s promotional efforts. For the year ended September 30, 2008, the Fund was charged $16,112 for fees payable to BNY Mellon Wealth Management.

MBSC Securities Corporation (“MBSC”), a wholly-owned subsidiary of BNY Mellon and affiliate of Standish, is the distributor of the Fund’s shares.

(3)	Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2008 were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$61,681,089	$110,780,747

(4)	Shares of Beneficial Interest:

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Shares Sold	3,123,689	5,034,122
Shares issued to shareholders in reinvested distributions	276,664	235,626
Shares redeemed	(5,920,990)	(1,838,195)
Net increase (decrease)	(2,520,637)	3,431,553

17

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Notes to Financial Statements

At September 30, 2008, one shareholder of record held approximately 63% of the total outstanding shares of the Fund. Investment activities of this shareholder could have a material impact on the Fund. A significant redemption by such shareholder could result in illiquid or less liquid investments comprising a larger portion of the Fund’s portfolio.

The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2008, the Fund received $2,505 in redemption fees and is reflected in the cost of shares redeemed.

(5)	Federal Taxes:

Each year, the Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

During the current year, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and valuing the benefit management believes it would recover. Management believes the Fund will realize the full benefit of the tax positions it has taken and, therefore, no provision has been recorded in the accompanying financial statements.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2008 were as follows:

Cost for federal income tax purposes	$143,778,537
Gross unrealized appreciation	$758,682
Gross unrealized depreciation	(4,438,941)
Net unrealized appreciation (depreciation)	$(3,680,259)
Undistributed tax-exempt income	$73,693
Undistributed ordinary income	9,085
Total distributable earnings	$82,778

The tax character of distributions paid during fiscal years ended September 30, 2008 and September 30, 2007 was as follows:

	2008	2007
Tax-Exempt income	$6,744,730	$5,751,629
Ordinary income	—	2,834
Total distributions	$6,744,730	$5,754,463

At September 30, 2008, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund’s taxable income arising from net realized gain on investment, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

Capital Loss Carry Over	Expiration Date
$25,970	9/30/2013
$86,973	9/30/2014
$138,767	9/30/2015
$49,259	9/30/2016

It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

18

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Notes to Financial Statements

(6)	Line of Credit:

On behalf of the Fund and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. For the year ended September 30, 2008, the Fund did not have borrow against the line of credit.

(7)	Subsequent Event:

On August 27, 2008, a majority of the Trust’s Board of Trustees approved the appointment of The Dreyfus Corporation (“Dreyfus”) to serve as the Fund’s investment adviser as of December 1, 2008. The terms of the new advisory agreement with Dreyfus are substantially identical to the terms of the current advisory agreement between the Fund and Standish, and the advisory fees to be paid to Dreyfus are identical to those currently paid to Standish.

19

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon Intermediate Tax Exempt Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Intermediate Tax Exempt Bond Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 28, 2008

20

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders was held on November 17, 2008 for the purpose of recommending a new slate of trustees for election. On or about October 10, 2008, the Trust sent to all shareholders of record as of September 3, 2008 a notice and a proxy statement in connection with the Special Meeting which contained relevant information regarding the nominees and the current trustees’ recommendation to the Trust’s shareholders that they vote for the election of these nominees to serve in their stead. At the meeting, the following nominees were elected in place of the current trustees: Joseph S. DiMartino, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson, and Benaree Pratt Wiley. It is expected that these individuals will assume their roles on or about December 1, 2008.

21

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

Background and Summary

The 1940 Act requires that a majority of the Board of Trustees, including a majority of the Trustees who are not affiliated with Standish Mellon Intermediate Tax-Exempt Bond Fund (the “Fund”), any investment adviser to the Fund or the Trust’s principal underwriter (the “Independent Trustees”), voting separately, approve the Fund’s advisory agreement and the related fees.

At their meeting held on August 27, 2008, the Board of Trustees and Independent Trustees, by majority vote, approved a new investment advisory agreement (the “New Advisory Agreement”) effective December 1, 2008, between Mellon Institutional Funds Investment Trust (the “Trust”), on behalf of the Fund, and a new adviser, The Dreyfus Corporation (“Dreyfus”), with respect to the Fund. This New Advisory Agreement replaces the investment advisory agreement between the Trust, on behalf of the Fund, and Standish Mellon Asset Management Company LLC (“Standish”) (such agreement, the “Current Advisory Agreement”). As discussed below, however, it is expected that the appointment of Dreyfus under the New Advisory Agreement will not result in any actual change in the investment management services provided to the Fund, the investment professionals who provide these services, or in the fees charged to the Fund for these services.

The New Advisory Agreement and the appointment of Dreyfus as the Fund’s investment adviser were proposed to the Trustees in the context of a larger proposed rebranding and consolidation of mutual fund businesses of The Bank of New York Mellon Corporation (“BNY Mellon”). Specifically, BNY Mellon proposed to consolidate substantially all of its mutual fund businesses, including the Fund and all of the other funds comprising the Trust, under the Dreyfus name, organization and infrastructure. Dreyfus is currently BNY Mellon’s primary mutual fund business unit, with approximately $340 billion in assets under management and approximately 180 mutual fund portfolios. The appointment of Dreyfus as investment adviser to all the Funds comprising the Trust consolidates the proprietary mutual fund investment management operations of two BNY Mellon advisory firms, Standish and The Boston Company Asset Management LLC into a single BNY Mellon company, Dreyfus. Following completion of this consolidation, it is expected that the Trust and all of the Funds will be rebranded and marketed under the Dreyfus name.

In proposing the New Advisory Agreement and the appointment of Dreyfus as the Fund’s adviser, management provided the Board with written assurances that, if approved as to the Fund, this consolidation would not result in any change in the portfolio management of the Fund, the investment professionals who serve the Fund, or the fees charged for these services. Instead, the portfolio managers and research analysts who have provided services to the Fund in the past would continue to do so under the New Advisory Agreement using the same investment process they have used previously, only they would perform such services as personnel of Dreyfus, while also remaining personnel of their current firm.

Management proposed also to transfer simultaneously certain non-advisory functions and operations to corresponding units within Dreyfus and to combine certain of the Trust’s outside service provider relationships with those of the Dreyfus funds.

In connection with these changes, the current Board of Trustees also determined to recommend to shareholders of the Trust the election of six individuals, each of whom currently serves as independent trustee or director of funds managed by Dreyfus, to serve in their stead.

At the Board’s request, management provided information as to the combined financial impact of these changes on the Trust. This information indicated that the consolidation of the Trust’s Board, advisory functions, other operations of the Trust, and the service provider relationships would result in certain efficiencies and cost savings to the funds over time.

* **

In determining to approve the New Advisory Agreement, the Board concluded, based on representations from management, that shareholders of the Fund would experience no actual change in the portfolio management of the Fund as a result of the new contractual arrangement with Dreyfus and may over time experience efficiencies and cost savings. The Board noted also that the terms of the New Advisory Agreement were substantially identical to the terms of the Current Advisory Agreement between the Fund and Standish, and that the advisory fees to be paid to Dreyfus were identical to those currently paid to Standish.

The Board’s Deliberations

In determining whether to approve the New Advisory Agreement, the Independent Trustees received from Dreyfus a broad range of information in response to several written requests prepared on behalf of the Independent Trustees by their own legal counsel. The Independent Trustees met alone in private sessions with their legal counsel on several occasions, including at a special meeting devoted to these proposals on August 7, 2008, to review these materials and to discuss the New Advisory Agreement and other changes proposed by management. Representatives of management participated in portions of these sessions to provide an overview of Dreyfus’ organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees’ review of the materials and their deliberations. These included discussions as to the impact on the Fund, if any, of the engagement of Dreyfus as the Fund’s investment adviser and the related consolidation of certain other operations of the Fund under the Dreyfus organization.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i)  Financial and Economic Data: Dreyfus’ balance sheet and income statements, as well as an historical and pro forma profitability analysis of Dreyfus and of BNY Mellon with respect to the investment management services provided and to be provided, to the Fund, including profitability with respect to the custodian, transfer agent and securities lending services provided to the Fund by BNY Mellon affiliates, as well as a separate presentation of profitability relative to that of several publicly traded investment advisers;

22

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

(ii)  Management Teams and Operations: Dreyfus’ Form ADV, as well as information concerning Dreyfus’ executive management, portfolio management, client service personnel and overall organizational structure, assets under management, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee, and expense ratios compared to other funds, and Dreyfus’ separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: Standish’s commentary on the Fund’s performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year; and

(v) Other Benefits: The benefits flowing to BNY Mellon and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of BNY Mellon.

In considering the approval of the Fund’s New Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the New Advisory Agreement and the compensation to Dreyfus provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services proposed to be provided to the Fund by Dreyfus. In their deliberations as to the approval of the New Advisory Agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have previously chosen to entrust Standish, the investment professionals of which would, under the proposal, also become associated with Dreyus to manage the portion of their assets invested in the Fund, under the supervision of the Board.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services to be provided by Dreyfus. The Board determined that the services to be provided were of high quality and at least commensurate with industry standards. The Board also placed significant weight on assurances provided by management that there would be no material changes in the nature or quality of the services provided, including in the personnel or processes utilized in providing investment management services to the Fund as a result of the appointment of Dreyfus and that no such changes were currently contemplated by management in the future.

The Trustees reviewed the background and experience of the Fund’s portfolio managers then employed by Standish, who would become associated with Dreyfus. In previous meetings the Trustees had heard from senior management of Dreyfus an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Dreyfus’ investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that Dreyfus, using the same investment professionals and resources then supplied by Standish, had the expertise and resources to manage the Fund effectively on a day-to-day basis.

Investment Performance

The Board considered the historical investment performance of Standish in managing the Fund against a peer group of investment companies selected by Standish with input from the Trustees. The Board also compared the Fund’s investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings against that universe. In addition to the information received by the Board for the August 27, 2008 Board meeting, the Trustees had received similar detailed comparative performance information for the Fund at regular Board meetings during the year.

The Lipper materials provided to the Board at the August 27 meeting indicated that the performance of the Fund for the 1-, 3- and 5-year periods ended May 31, 2008 was 3.85%, 3.09% and 2.77%, respectively. The Board found that for the 1-, 3- and 5-year periods, the Fund had underperformed its peer group average returns of 4.20%, 3.21% and 2.88%, respectively.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate proposed to be paid by the Fund to Dreyfus which was identical to the fee then being paid together with written assurances that no increase in the fee payable by the Fund was contemplated. The Lipper data presenting the Fund’s “net management fees” included fees paid by the Fund, as calculated by Lipper, for administrative services provided by The Bank of New York Mellon, the Trust’s custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.

23

Mellon Institutional Funds Investment Trust
Standish Mellon Intermediate Tax Exempt Bond Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

The Fund’s contractual advisory fee was 0.40%, in 1st quintile (best) of its peer group of funds, the median fee of which was 0.525%. The Fund’s net management fee, after giving effect to expense limitations, was 0.334% (which included administrative services fees under Lipper’s calculation methodology), well below the peer group median net management fee of 0.434%.

Based on the Lipper data, as well as other factors discussed at the August 27, 2008 Board meeting, the Board determined that the Fund’s proposed advisory fee under the New Advisory Agreement is reasonable relative to its peer group median and noted that it was identical to the advisory fee paid by the Fund under the Current Advisory Agreement.

The Board also compared the fees payable by the Fund relative to those payable by separate account clients of Dreyfus. Based on the additional scope and complexity of the services provided and responsibilities assumed by Dreyfus with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the New Advisory Agreement were reasonable relative to the nature and quality of the services provided.

The Board also considered the Fund’s total expense ratio and compared it to that of its peer group of similar funds. They found that the actual net expense ratio of 0.45% (after giving effect to expense limitations) was well below the median net expense ratio of the peer group of 0.572%, notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

The Board noted that Standish had voluntarily agreed to limit its fees and/or reimburse the Fund’s expenses to the extent necessary to limit the Fund’s total expense ratio (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) to 0.45% and that, although this arrangement is temporary and may be changed at any time, Dreyfus had represented to the Board that no change in this voluntary expense limitation was contemplated.

Adviser’s Profitability

The Board considered Dreyfus’ projected 2008 pro forma profitability in managing the Fund and, the Mellon Institutional Funds as a group (assuming integration of the Trust’s operations with the Dreyfus Funds had already occurred), as well as the methodology used to compute such profitability, and the various direct and indirect expenses expected to be incurred by Dreyfus. The Independent Trustees had observed that, based on the pro forma profitability information submitted to them by Dreyfus, Dreyfus expected to incur losses in managing several of the funds in the Mellon Institutional Funds family of funds. The Board compared this pro forma profitability with Standish’s actual historical profitability in managing the Fund and also reviewed the methodologies used in computing the pro forma and actual historical profitability. The Trustees observed that Dreyfus’ pro forma information indicated that the Fund would have generated a profit for BNY Mellon for the twelve month period ended June 30, 2008, which profit the Board determined not to be excessive. The Board noted that the rebranding and marketing strategies that formed a part of the plan to consolidate the Fund under the Dreyfus mutual fund organization could be expected to have a positive effect on Dreyfus’ profitability in future years, but that these effects were not yet quantifiable.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows. As in the case of profitability, the Trustees noted that the Fund’s becoming part of the Dreyfus mutual fund operations was expected to produce future economies of scale relative to its historical advisory relationship with Standish, but that these could not be projected and quantified currently. The Board concluded that, at existing asset levels and considering current asset growth projections, the implementation of fee breakpoints or other fee reductions was not necessary at this time.

Other Benefits

The Board also considered the additional benefits, based on information provided by management, flowing to BNY Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by BNY Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates had been selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that Dreyfus, Standish and BNY Mellon operate businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to BNY Mellon and its affiliates by virtue of their relationships with the Funds and the Mellon Institutional Funds as a group.

* * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund’s New Advisory Agreement and the compensation proposed to be paid to Dreyfus thereunder was fair and reasonable and, thus, voted to approve the New Advisory Agreement for up to one year from its effective date.

24

Trustees and Officers (Unaudited)

The following table lists the Trust’s trustees and officers; their ages, addresses and dates of birth; their positions with the Trust; the length of time holding that position(s) with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended September 30, 2008. The Fund’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

As discussed in the preceding special shareholders meeting disclosure, at a Special Meeting of Shareholders of the Trust held November 17, 2008, six individuals were elected as Trustees of the Trust, to replace the current Trustees.

Current Independent Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Trustee Remuneration (period ended September 30, 2008)
Samuel C. Fleming (68) 61 Meadowbrook Road Weston, MA 02493 9/30/40	Trustee	Trustee since 11/3/1986	Chairman Emeritus, Decision Resources, Inc. (“DRI”) (healthcare research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI	15	None	Fund: $3,408

Benjamin M. Friedman (64) c/o Harvard University Littauer Center 127 Cambridge, MA 02138 8/5/44	Trustee	Trustee since 9/13/1989	William Joseph Maier Professor of Political Economy, Harvard University	15	Pioneer Funds	Fund: $3,408

John H. Hewitt (73) P.O. Box 2333 New London, NH 03257 4/11/35	Trustee	Trustee since 11/3/1986	Retired	15	None	Fund: $3,408

Caleb Loring III (64) c/o Essex Street Associates P.O. Box 5600 Beverly, MA 01915 11/14/43	Trustee	Trustee since 11/3/1986	Trustee, Essex Street Associates (family investment trust office)	15	None	Fund: $3,701

Current Interested Trustee
J. David Officer (60) The Dreyfus Corporation 200 Park Ave., 55th Fl. New York, NY 10166 8/24/48	Trustee (Chairman), President and Chief Executive Officer	Since 2008	Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation; Executive Vice President of The Bank of New York Mellon Corporation; and Director and President of MBSC Securities Corporation	15	None	Fund: $0

*	Each trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

25

Principal Officers who are Not Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Anderson (43) BNY Mellon Asset Management One Boston Place Boston, MA 02108 7/14/65	Vice President, Treasurer and Chief Financial Officer	Vice President since 1999; Treasurer and CFO since 2002	Vice President and Mutual Funds Controller, BNY Mellon Asset Management; formerly Assistant Vice President and Mutual Funds Controller, Standish Mellon Asset Management Company, LLC

Denise B. Kneeland (57) BNY Mellon Asset Management One Boston Place Boston, MA 02108 8/19/51	Assistant Vice President and Secretary	Assistant Vice President since 1996; Secretary since 2007	First Vice President and Manager, Mutual Funds Operations, BNY Mellon Asset Management; formerly Vice President and Manager, Mutual Fund Operations, Standish Mellon Asset Management Company, LLC

Janelle E. Belcher (50) Founders Asset Management, LLC 210 University Boulevard Suite 800 Denver, CO 80206 4/11/58	Chief Compliance Officer	Since 2008	Vice President — Compliance, Founders Asset Management, LLC (“Founders”), Chief Compliance Officer, Founders, Dreyfus Founders Funds, Inc., and Mellon Optima L/S Strategy Fund, LLC

The Trustees of the Trust elected at the November 17, 2008 Special Meeting are set forth below:

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph S. DiMartino (64)	Corporate Director and Trustee	191 (including 14 Funds of the Trust)
Dreyfus Funds, Chairman of the Board CBIZ, Inc. (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director The Newark Group, Inc., a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

James M. Fitzgibbons (74)	Corporate Director	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member Bill Barrett Company, an oil and gas exploration company, Director

Kenneth A. Himmel (62)
President and CEO, Related Urban Development, a real estate development company (1996-Present); President and CEO, Himmel & Company, a real estate development company (1980-Present); CEO, American Food Management, a restaurant company (1983-Present)
		43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Stephen J. Lockwood (61)	Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

26

Principal Officers who are Not Trustees

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Roslyn M. Watson (58)	Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Benaree Pratt Wiley (62)
Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present); President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
		53 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member CBIZ, Inc. (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director

The new Trustees will not take office until on or about December 1, 2008. Therefore, they did not receive remuneration from the Fund for the period ended September 30, 2008.

27

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

6933AR0908

MELLON INSTITUTIONAL FUNDS

Annual Report

Year Ended September 30, 2008

The Boston Company
International Small Cap Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund’s portfolio holdings, access the most recent quarterly holdings report, semi-annual report or annual report on the Fund’s web site at http://www.melloninstitutionalfunds.com.

To access the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC’s web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

September 2008

Dear Mellon Institutional Fund Shareholder:

Not since the 1930s has the global financial landscape changed as dramatically or as swiftly as it did during the third quarter of 2008. Market participants have witnessed a series of truly historic events, including the nationalization of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the merger of Merrill Lynch with Bank of America, the takeover of AIG and the collapse of Washington Mutual. Although governments have noted the magnitude of the current crisis and are acting in coordinated efforts to restore liquidity to the credit markets, economic indicators have begun to show signs of a more significant slowdown in growth.

In this challenging environment, the market turbulence that has plagued investors since mid-2007 intensified last quarter. September proved to be one of the most volatile months on record for U.S. and world equity markets; the S&P 500 Index tumbled nearly 9% for the month, pulling its year-to-date return down to -19.3%, while the FTSE All-World Index lost just over 12% in U.S. dollar terms. In a reversal of the typical pattern during past market downturns, many small- and mid-cap indexes have suffered smaller declines this year than their large-cap counterparts.

Many fixed-income investments have also been seriously hampered by the recent turmoil. Despite meaningful steps by the U.S. government, including passage of a bill to fund a pool for mortgage assets, liquidity in some market sectors has reached all-time lows. Treasury yields have fallen amid heightened risk aversion and a continued flight to quality, leading to a further steepening of the yield curve. Spreads on asset-backed and corporate securities-even in traditionally higher-quality sectors-have widened to historically high levels versus Treasuries.

We believe that the damage to economic activity to this point has been substantial enough that a U.S. recession and a global recession are already underway. Although the economic weakness could be severe over the next several months, we currently expect a trough in the U.S. recession in the spring or summer of 2009. This outlook is based on our judgment that aggressive policy measures will foster a transition from the recent phase of disorderly deleveraging to a more orderly deleveraging of the financial system in early 2009.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Enclosed you will find your Fund’s annual report for the fiscal year ended September 30, 2008. Please feel free to contact us with questions or comments.

Sincerely,
J. David Officer
President

1

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Management Discussion and Analysis

For the year ended September 30, 2008, The Boston Company International Small Cap Fund had a total return of -39.9% compared to a return of -30.5% for its benchmark, the S&P Citigroup EMI ex-US Index. It was by any measure a difficult period which can be characterized by soaring commodity and oil prices, a dramatic increase in stock market volatility, and a steep slowdown in consumer spending, a pull back of emerging market demand and a financial crisis that threatened a global meltdown. Market participants witnessed a series of truly historic events. The US government takeover of Fannie Mae and Freddie Mac, the non-takeover and subsequent bankruptcy of Lehman Brothers, the shotgun merger of Merrill Lynch with Bank of America, the takeover of the insurance giant AIG, and the end of the independent investment bank business model as Goldman Sachs and Morgan Stanley decided to reorganize as bank holding companies. Also witnessed was the collapse and subsequent FDIC-orchestrated takeover of the largest thrift in the United States, Washington Mutual, by J.P. Morgan Chase. In Europe, HBOS began talks with Lloyds. Royal Bank of Scotland tried selling its insurance units to boost capital. In order to assuage concerns of retail depositors, the banking subsidiaries of Fortis received help from the Benelux authorities, and the Irish government committed $575mn to guarantee deposits and bonds sold.

Within the S&P/Citigroup EMI ex US index, market returns were weak over the period and broad-based with all countries and sectors reporting negative returns; the index underperformed the MSCI EAFE, MSCI Emerging Index and S&P 500 indices. Hong Kong and Denmark fell over 40% and Iceland (only 0.1% of the index weight) dropped 81.8%. Switzerland, with a -21.9% return, was the best performing country in the index. Japan, returning -27%, outperformed the index. The Utilities and Energy sectors were the top performing sectors in the sectors while the Information Technology and Industrials were the weakest sectors.

Stock selection for the Fund was mixed for the twelve month period ended September 30, 2008. While stock selection in Australia, Canada and Germany was solid, it was not enough to overcome losses in the two largest markets, Japan and the United Kingdom. Stock selection in Japan was responsible for the majority of the period’s underperformance. The global recession has had an impact on the small cap Japanese industrials and our exposure to engineering and construction companies within this group had the greatest negative impact to the relative return; our technology stocks underperformed as Japanese small cap tech stocks continue to be rerated on concerns of slowing end market demand across all of the key growth drivers. In the UK, industrial stocks with exposure to real estate construction and professional recruiting firms had the greatest negative impact as the global economic slowdown affected demand. Australian stocks had the greatest positive contribution to the relative return as the portfolio took profit in several securities and benefited from takeover activity. Canadian energy and utility stocks also made positive contributions to the portfolio.

2

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Management Discussion and Analysis

As the events over the period exposed a decidedly gloomy picture, stocks within our Industrials and Consumer Staples sectors underperformed. In Industrials, the construction, engineering and machinery stocks dropped as the industry faces a set back in contracts. Within the Consumer Staples sector, food products and restaurant stocks suffered as the impact of reduced consumer spending hit. Stock selection within the Utilities sector had a positive contribution to the relative return as our overweight to the electric utilities was helpful.

Looking forward, the crisis will end, as all prior crises have ended, when value buyers show up and start buying. This could be achieved and has already begun on two fronts: the strategic buyers through M&A and the financial buyers through share repurchase. Perhaps we have witnessed the beginning of this process with Warren Buffett’s investments in Goldman and GE. These crises also come to an end when fiscal and monetary policy and other policy responses become significant enough to reverse the tide.

As always we remain disciplined in our investment philosophy as we believe the best opportunity is through stock selection. The Fund will continue to seek to invest in stocks which combine better than peer-group business momentum and better than peer-group valuation characteristics. This is the time tested philosophy the Fund has followed since inception, and we believe this methodology will continue to produce attractive long-term results for shareholders.

William S. Patzer, CFA Portfolio Manager The Boston Company Asset Management, LLC	Mark Bogar, CFA Portfolio Manager The Boston Company Asset Management, LLC

3

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Management Discussion and Analysis

Average Annual Total Returns (for period ended 9/30/2008)
	1 Year	3 Years	5 Years	10 Years	Since Inception 1/2/1996*
Fund	(39.92)%	(2.54)%	11.60%	13.18%	12.17%

*	Combines the performance of the Fund beginning January 31, 2000 and its predecessor limited partnership which had the same investment objectives from January 2, 1996 to that date.

**	Source: Standard and Poor’s, a subsidiary of the McGraw-Hill Companies, Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains. The $100,000 line graph and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund’s investment adviser (if applicable), the fund’s total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

4

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period† April 1, 2008 to September 30, 2008
Actual	$1,000.00	$724.90	$4.01
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.35	$4.70

†	Expenses are equal to the Fund’s annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

5

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Portfolio Information as of September 30, 2008 (Unaudited)

The Fund is actively managed. Current holdings may be different than those presented below:

Top Ten Holdings	Country	Sector	Percentage of Investments
Union Fenosa SA	Spain	Utilities	1.5%
Unibail-Rodamco SA REIT	France	Financials	1.1
Publicis Groupe	France	Consumer Discretionary	1.1
CNP Assurances	France	Financials	1.0
Adecco SA	Switzerland	Industrials	1.0
Goodman Fielder Ltd.	Australia	Consumer Staples	1.0
Hisamitsu Pharmaceutical Co., Ltd.	Japan	Health Care	1.0
Cogeco Cable, Inc.	Canada	Consumer Discretionary	1.0
Computershare Ltd.	Australia	Information Technology	0.9
Fresenius AG	Germany	Health Care	0.9
			10.5%

Geographic Region Allocation	Percentage of Investments
Europe ex U.K.	46.6%
United Kingdom	18.4
Pacific ex Japan	12.2
Japan	17.5
Americas ex U.S.	5.3
100.0%

6

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
UNAFFILIATED INVESTMENTS—95.5%
COMMON EQUITIES—94.6%
Australia—5.4%
Australian Worldwide Exploration Ltd.	104,699	[a]	216,358
CFS Retail Property Trust REIT	256,090		465,901
Computershare Ltd.	68,578		515,538
Flight Centre Ltd.	30,403		468,088
Goodman Fielder Ltd.	480,400		537,907
Incitec Pivot Ltd.	65,960	[a]	272,371
PanAust Ltd.	366,464	[a]	165,642
Sims Group Ltd.	12,740		295,619
Sonic Healthcare Ltd.	15,298		160,609
			3,098,033
Belgium—3.1%
Ackermans & Van Haaren NV	4,219		383,554
Bekaert NV	2,340		312,776
Colruyt SA	857		213,907
Mobistar SA	5,841		408,851
Tessenderlo Chemie NV	8,828		443,305
			1,762,393
Bermuda—0.3%
Noble Group Ltd.	172,000		162,185
Canada—5.4%
Cogeco Cable, Inc.	14,130		529,161
Crescent Point Energy Trust	13,957		408,046
Emera, Inc.	21,240		422,564
Laurentain Bank of Canada	11,850		423,175
Oilexco, Inc.	23,620	[a]	231,960
Petrobank Energy and Resources Ltd.	4,460	[a]	169,120
Solana Resources Ltd.	56,350	[a]	193,288
Thompson Creek Metals Co., Inc.	16,613	[a]	153,937
Trinidad Drilling Ltd.	22,140		204,942
WestJet Airlines Ltd.	24,710	[a]	272,853
Yamana Gold, Inc.	13,585		113,163
			3,122,209
Finland—1.7%
KCI Konecranes OYJ	15,770		380,842
Orion OYJ, Class B	10,774		182,417
TietoEnator OYJ	11,710		173,562
Wartsila OYJ	5,120		217,556
			954,377

The accompanying notes are an integral part of the financial statements.

7

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
France—9.3%
Arkema SA	4,420	[a]	162,317
Cap Gemini SA	10,283		489,196
Casino Guichard-Perrachon SA	4,294		384,954
CNP Assurances	5,020		566,939
Fonciere Des Regions REIT	2,238		233,526
Havas SA	112,109		356,105
Ipsen SA	3,855		173,610
Ipsos	8,040		236,070
Publicis Groupe	18,916		595,373
Rallye SA	7,529		221,395
SEB SA	5,670		251,084
Technip SA	5,180	[a]	290,973
Teleperformance	6,322		176,551
Unibail-Rodamco SA REIT	3,011		613,351
Vallourec SA	1,703		370,368
Wendel	2,720		217,955
			5,339,767
Germany—6.4%
Adidas AG	3,300		177,218
Demag Cranes AG	9,318		371,178
Deutsche Euroshop AG	11,968		388,672
Deutsche Lufthansa AG	11,535		226,884
Hannover Rueckversicherung AG	11,612		423,301
K+S AG	1,660		116,174
Kloeckner & Co. SE	4,111		94,486
KUKA AG	15,738		386,546
Lanxess AG	11,450		316,395
MAN AG	3,540		237,776
MTU Aero Engines Holding AG	9,900		274,711
Salzgitter AG	2,827		285,558
Software AG	3,120		177,731
Wincor Nixdorf AG	3,080		182,043
			3,658,673
Greece—1.4%
Alapis Holding Industrial and Commercial SA	168,770		357,766
Folli-Follie SA	15,920		231,818
Sarantis SA	20,398		229,669
			819,253
Hong Kong—2.4%
Champion REIT	593,000		244,093
Chaoda Modern Agriculture Ltd.	294,000		246,685
China Agri-Industries Holding Ltd.	578,000	[a]	303,631
Hysan Development Co., Ltd.	126,000		327,775

The accompanying notes are an integral part of the financial statements.

8

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Hong Kong (continued)
Neo-China Land Group Holdings Ltd.	645,500	[b]	171,264
Peace Mark Holdings Ltd.	712,000	[b]	77,947
			1,371,395
Ireland—0.8%
DCC PLC	12,410		239,507
Paddy Power PLC	13,054		230,116
			469,623
Italy—4.7%
ACEA SPA	14,925		213,367
Banca Popolare di Milano Scarl (BPM)	47,614		405,600
Benetton Group SPA	36,394		336,618
Buzzi Unicem SPA	14,613		224,857
Prysmian SPA	24,860	[a]	485,244
Recordati SPA	47,670		293,020
TERNA SPA	124,582		456,430
Unipol Gruppo Finanziaro SPA	145,244		307,820
			2,722,956
Japan—16.7%
Air Water, Inc.	31,800		320,423
Chiyoda Co., Ltd.	13,900		190,137
F.C.C. Co., Ltd.	30,300		406,204
Ferrotec Corp.	10,400		171,572
Hisamitsu Pharmaceutical Co., Ltd.	12,200		529,678
Hitachi Capital Corp.	15,500		188,839
Hogy Medical Co., Ltd.	6,281		288,474
Hosiden Corp.	13,700		196,033
IT Holdings Corp.	16,000	[a]	233,564
Japan Aviation Electronics Industry Ltd.	28,000		130,521
Keihin Corp.	29,500		346,340
Kinden Corp.	36,000		340,994
Kuroda Electric Co., Ltd.	49,000		455,779
Matsumotokiyoshi Holdings Co.	16,800		321,521
Mitsubishi UFJ Lease & Finance Co.	8,840		292,234
Net One Systems Co., Ltd.	184		262,328
Nihon Unisys Ltd.	23,900		298,817
Nippon Sheet Glass Co., Ltd.	42,000		216,749
Nippon Synthetic Chemical Industry Co., Ltd.	57,600		183,174
Noruma Real Estate Holdings, Inc.	15,500		370,191
NSD Co., Ltd.	22,100		181,661
Ohara, Inc.	16,700		177,293
Onward Holdings Co., Ltd.	41,000		426,409
Sanyo Shokai Ltd.	38,000		197,085
Shimachu Co., Ltd.	9,000		203,830

The accompanying notes are an integral part of the financial statements.

9

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Japan (continued)
SKY Perfect JSAT Holdings, Inc.	865		332,700
Star Micronics Co., Ltd.	20,200		211,311
Suruga Bank Ltd.	27,000		309,640
Suzuken Co., Ltd.	9,300		282,457
Tadano Ltd.	18,000		112,217
Toho Pharmaceutical Co., Ltd.	18,800		264,756
Tosoh Corp.	71,000		210,055
Toyo Engineering Corp.	84,000		354,895
UBE Industries Ltd.	81,000		216,436
Yamaguchi Financial Group, Inc.	30,000		360,638
			9,584,955
Netherlands—3.1%
Core Laboratories NV	2,180		220,878
Fugro NV	4,680		276,618
Gemalto NV	9,670	[a]	349,722
Imtech NV	12,972		266,344
Koninklijke BAM Groep NV	22,821		296,018
Koninklijke DSM NV	7,930		373,378
			1,782,958
Norway—0.3%
Ementor ASA	35,400	[a]	151,340
Singapore—0.8%
CapitaCommercial Trust REIT	228,000		211,012
Singapore Petroleum Co., Ltd.	42,700		139,342
Straits Asia Resources Ltd.	92,000		97,636
			447,990
South Korea—2.8%
CJ Home Shopping	6,905		396,639
Daegu Bank	17,680		158,619
Honam Petrochemical Corp.	2,945		169,906
Korea Zinc Co., Ltd.	1,563		126,464
LG Fashion Corp.	14,760		342,073
LG Telecom Ltd.	21,460	[a]	179,503
Yuhan Corp.	1,468		263,765
			1,636,969
Spain—4.8%
Corporacion Financiera Alba SA	7,414		306,537
Enagas	13,076		281,649
Laboratorios Almirall SA	21,373	[a]	196,903
Mapfre SA	110,050		481,353
Prosegur Comp Seguridad SA	10,910		380,665

The accompanying notes are an integral part of the financial statements.

10

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Spain (continued)
Tubacex SA	39,870		252,668
Union Fenosa SA	34,633		848,101
			2,747,876
Sweden—2.0%
Castellum AB	21,500		188,322
Elekta AB	9,400		160,727
NCC AB, Class B	19,900		197,211
Peab AB	52,100		278,578
Saab AB	21,500		330,645
			1,155,483
Switzerland—6.1%
Adecco SA	12,596		550,621
Clariant AG	39,429	[a]	383,888
Holcim Ltd.	2,746		201,016
Kuoni Reisen Holding AG	1,240		478,404
Lonza Group AG	3,629		451,533
Petroplus Holdings AG	4,860	[a]	186,376
PSP Swiss Property AG	7,080	[a]	409,251
Syngenta AG	2,200		467,336
Synthes, Inc.	2,619		361,915
			3,490,340
United Kingdom—17.1%
Aegis Group PLC	167,188		277,634
Aggreko PLC	27,810		270,089
Amlin PLC	57,641		325,617
Ashtead Group PLC	209,850		251,564
Atkins WS PLC	26,790		349,358
Aveva Group PLC	16,565		339,040
Balfour Beatty PLC	78,140		420,356
Beazley Group PLC	136,207		290,545
Brit Insurance Holdings PLC	65,460		211,796
British Energy Group PLC	23,918		324,033
Charter PLC	23,320		260,640
Close Brothers Group PLC	28,143		282,865
Colt Telecom Group SA	82,557	[a]	149,622
Cookson Group PLC	49,442		416,933
Croda International PLC	26,810		293,524
Dana Petroleum PLC	18,248	[a]	389,856
Davis Service Group PLC	35,940		172,403
Greene King PLC	46,710		384,014
Hiscox Ltd.	62,620		273,757

The accompanying notes are an integral part of the financial statements.

11

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Schedule of Investments — September 30, 2008

Security	Shares	Value ($) (Note 1A)
United Kingdom (continued)
Interserve PLC	46,367	250,716
Jardine Lloyd Thompson Group PLC	37,255	296,739
John Wood Group PLC	44,371	269,971
Keller Group PLC	16,784	201,028
Mondi PLC	42,832	199,757
N Brown Group PLC	76,361	302,870
Petrofac Ltd.	27,700	288,064
Qinetiq Group PLC	91,125	336,915
Sage Group PLC	61,730	214,879
Spectris PLC	27,010	323,795
Spirent Communications PLC	122,664	148,168
Stagecoach Group PLC	61,316	279,648
Thomas Cook Group PLC	117,670	464,842
TUI Travel PLC	76,279	292,891
Vedanta Resources PLC	8,101	168,176
WSP Group PLC	25,260	150,721
		9,872,826
TOTAL COMMON EQUITIES (Cost $67,888,848)		54,351,601
PREFFERED STOCKS—0.9%
Germany—0.9%
Fresenius AG (Cost $441,534)	7,130	514,628
TOTAL INVESTMENTS—95.5% (Cost $68,330,382)		54,866,229
OTHER ASSETS, LESS LIABILITIES—4.5%		2,573,320
NET ASSETS—100.0%		57,439,549

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

a Non-income producing security.

b Illiquid security, fair valued by management. At period end, the value of these securities amounted to $249,211 or 0.4% of net assets.

The accompanying notes are an integral part of the financial statements.

12

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Schedule of Investments — September 30, 2008

At September 30, 2008 the Fund held the following forward foreign currency exchange contracts:

Contracts to Deliver	Local Principal Amount	Contract Value Date	Value at September 30, 2008	USD Amount to Receive	Unrealized Appreciation
Australian Dollar	68,468	10/1/2008	$54,090	$55,747	$1,657
British Pound	99,619	10/1/2008	177,092	179,812	2,720
Canadian Dollar	58,303	10/1/2008	54,791	56,337	1,546
Canadian Dollar	131,594	10/2/2008	123,667	125,461	1,794
Euro	257,820	10/1/2008	362,933	370,771	7,838
Japanese Yen	53,159,537	10/1/2008	499,902	503,691	3,789
Norwegian Krone	15,590	10/1/2008	2,655	2,697	42
Singapore Dollar	18,393	10/2/2008	12,803	12,860	57
Swedish Krona	146,072	10/1/2008	21,103	21,599	496
Swiss Franc	68,992	10/1/2008	61,397	62,743	1,346
					$21,285

At September 30, 2008 the Fund held the following futures contracts:

Contract	Position	Expiration Date	Underlying Face Amount at Value	Unrealized (Depreciation)
MSCI Pan-Euro (59 Contracts)	Long	12/19/2008	1,453,782	$(23,453)
TOPIX (4 Contracts)	Long	12/11/2008	408,501	(21,850)
				$(45,303)

Economic Sector Allocation	Percentage of Net Assets
Consumer Discretionary	14.8%
Consumer Staples	4.9
Energy	6.2
Financials	17.3
Health Care	7.2
Industrials	20.1
Information Technology	8.3
Materials	11.0
Telecommunications Services	1.3
Utilities	4.4
Other assets, less liabilities	4.5
100.0%

The accompanying notes are an integral part of the financial statements.

13

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Statement of Assets and Liabilities
September 30, 2008

Assets
Investments in securities:
Unaffiliated issuers, at value (Note 1A) (cost $68,330,382)		$54,866,229
Cash collateral at broker for future contracts		142,000
Receivable for investments sold		3,558,421
Foreign Currency (cost $783,266)		763,448
Interest and dividends receivable		503,969
Unrealized appreciation on forward foreign currency exchange contracts (Note 6)		21,285
Receivable for Fund shares sold		18,350
Receivable for variation margin on open futures contracts (Note 6)		13,162
Prepaid expenses		7,712
Total assets		59,894,576
Liabilities
Bank loan payable (Note 7)	$1,830,000
Cash overdraft due to custodian	222,978
Payable to investment advisor (Note 2)	129,267
Payable for Fund shares redeemed	72,122
Accrued accounting, administration, custody and transfer agent fees (Note 2)	53,721
Accrued administrative service fees (Note 2)	62,981
Accrued professional fees	53,161
Accrued shareholder reporting fees (Note 2)	22,290
Accrued trustees’ fees (Note 2)	4,073
Accrued chief compliance officer fees (Note 2)	794
Other accrued expenses and liabilities	3,640
Total liabilities		2,455,027
Net Assets		$57,439,549
Net Assets consist of:
Paid-in capital		$73,317,743
Accumulated net realized loss		(2,249,394)
Distributions in excess of net investment income		(56,356)
Net unrealized depreciation		(13,572,444)
Total Net Assets		$57,439,549
Shares of beneficial interest outstanding		7,082,811
Net Asset Value, offering and redemption price per share (Net Assets/Shares outstanding)		$8.11

The accompanying notes are an integral part of the financial statements.

14

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Statement of Operations
For the Year Ended September 30, 2008

Investment Income (Note 1B)
Dividend income from unaffiliated investments (net foreign withholding taxes $271,012)		$2,806,260
Dividend income from affiliated investments (Note 1H)		127,856
Interest income		21,556
Total investment income		2,955,672
Expenses
Investment advisory fee (Note 2)	$1,508,817
Accounting, administration, custody and transfer agent fees (Note 2)	383,391
Administrative service fees (Note 2)	88,675
Trustees’ fees and expenses (Note 2)	23,172
Registration fees	28,031
Professional fees	79,339
Insurance expense	21,460
Miscellaneous expenses	148,391
Total expenses	2,281,276
Deduct:
Waiver of investment advisory fee (Note 2)	(363,421)
Net expenses		1,917,855
Net investment income		1,037,817
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	43,026,632
Financial futures transactions	(1,582,145)
Foreign currency transactions and forward foreign currency exchange transactions	718,965
Net realized gain (loss)		42,163,452
Change in unrealized appreciation (depreciation) on:
Investments	(100,173,793)
Financial futures contracts	(776,219)
Foreign currency translations and forward foreign currency exchange contracts	(480,778)
Net change in net unrealized appreciation (depreciation)		(101,430,790)
Net realized and unrealized gain (loss) on investments		(59,267,338)
Net Increase (Decrease) in Net Assets from Operations		$(58,229,521)

The accompanying notes are an integral part of the financial statements.

15

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$1,037,817	$5,608,670
Net realized gain (loss)	42,163,452	236,201,740
Change in net unrealized appreciation (depreciation)	(101,430,790)	(74,581,612)
Net increase (decrease) in net assets from investment operations	(58,229,521)	167,228,798
Distributions to Shareholders (Note 1 C)
From net investment income	(885,496)	(6,095,758)
From net realized gains on investments	(196,526,625)	(85,487,253)
Total distributions to shareholders	(197,412,121)	(91,583,011)
Fund Share Transactions (Note 4)
Net proceeds from sale of shares	48,024,124	82,897,738
Value of shares issued in reinvestment of distributions	167,435,024	59,663,488
Cost of shares redeemed (net of redemption fees of $6,117 and $7,754, respectively)	(467,068,924)	(412,206,585)
Net increase (decrease) in net assets from Fund share transactions	(251,609,776)	(269,645,359)
Total Increase (Decrease) in Net Assets	(507,251,418)	(193,999,572)
Net Assets
At beginning of year	564,690,967	758,690,539
At end of year [including distributions in excess of net investment income of ($56,356) and ($1,042,463), respectively]	$57,439,549	$564,690,967

The accompanying notes are an integral part of the financial statements.

16

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Financial Highlights

	Year Ended September 30,
	2008(a)		2007(a)		2006(a)		2005(a)		2004(a)
Net Asset Value, Beginning of Year	$267.30		$240.30		$208.40		$159.30		$120.50
From Investment Operations:
Net investment income* (b)	0.52		1.30		1.80		2.30		1.40
Net realized and unrealized gain (loss) on investments	(29.50)		54.80		45.20		58.60		38.60
Total from operations	(28.98)		56.10		47.00		60.90		40.00
Less Distributions to Shareholders:
From net investment income	(0.59)		(1.90)		(1.90)		(1.70)		(1.20)
From net realized gains on investments	(229.62)		(27.20)		(13.20)		(10.10)		—
Total distributions to shareholders	(230.21)		(29.10)		(15.10)		(11.80)		(1.20)
Net Asset Value, End of Year	$8.11		$267.30		$240.30		$208.40		$159.30
Total Return	(39.92	)%(c)	24.50	%(c)	23.72%		40.20%		33.35%
Ratios/Supplemental Data:
Expenses (to average daily net assets)*	1.28%		1.10	%(d)	1.11	%(d)	1.16	%(d)	1.27	%(d)
Net Investment Income (to average daily net assets)*	0.69%		0.68%		0.79%		1.26%		0.99%
Portfolio Turnover	136%		88	%(e)	65	%(e)	50	%(e)	72	%(e)
Net Assets, End of Year (000’s omitted)	$57,440		$564,691		$758,691		$524,910		$212,032

*For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursement would have been:

Net investment income per share (b)	$0.34		$1.30		N/A		N/A		N/A
Ratios (to average daily net assets):
Expenses	1.53%		1.12	%(d)	N/A		N/A		N/A
Net investment income	0.45%		0.66%		N/A		N/A		N/A

(a)	Amounts were adjusted to reflect a 1:10 reverse share split January 24, 2008.

(b)	Calculated based on average shares outstanding.

(c)	Total return would have been lower in the absence of expense waivers.

(d)	For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2004-2006, the ratios include the Fund’s share of the TBC International Small Cap Portfolio’s allocated expenses.

(e)	On September 19, 2007, the Fund, which had owned approximately 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio. Effective September 20, 2007, the Fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of both the Fund and the Portfolio for the year. The amounts shown for 2004—2006 are the ratios for the Portfolio.

The accompanying notes are an integral part of the financial statements.

17

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Notes to Financial Statements

(1)	Organization and Significant Accounting Policies:

Mellon Institutional Funds Investment Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Small Cap Fund (the “Fund”) is a separate diversified investment series of the Trust.

The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the S&P Developed ex US Small Cap Index (S&P Developed) Index. The S&P Developed Index is made up of those companies representing the lowest 20% of each country’s total available market capitalization. The Fund may invest up to 25% of assets in emerging market countries.

Effective December 1, 2008, the Trust’s name will change to Dreyfus Investment Funds and the Fund’s name will change to Dreyfus/The Boston Company International Small Cap Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Investment security valuations

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Securities are valued at the last sale price on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund’s assets that are invested in one or more open-end regulated investment companies (“RICs”), the Fund’s net asset value (“NAV”) is calculated based upon the NAVs of such RICs.

Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

Because foreign markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), the Fund may value its assets by a method the Trustees believe accurately reflects the fair value. The Trustees have adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised by the Trustees from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Fund to a significant extent.

Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

18

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Notes to Financial Statements

B. Securities transactions and income

Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date or when the Fund is first informed of the dividend, if later. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

C. Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund’s distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, passive foreign investment companies (PFIC) and equalization.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Section 988 of the Internal Revenue Code (the “Code”) provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

During the period, the Boston Company International Small Cap Fund had a redemption-in-kind with total proceeds in the amount of $163,607,464. The net realized gain of the transaction of $28,270,329 will not be realized for tax purposes.

D. Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E. Foreign currency transactions

The Fund maintains its books and records in U.S. dollars. Investment security valuations and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

F. Foreign investment risk

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

19

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Notes to Financial Statements

G. Commitments and contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

H. Affiliated issuers

Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), or its affiliates. During the year ended September 30, 2008, the Fund invested available cash balances and cash collateral from securities lending in affiliated money market funds. During the period, each affiliated investment maintained a $1 net asset value, as such, there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation). Dividends from affiliated investments are reflected in the statement of operations.

I. New accounting requirements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

(2)	Investment Advisory Fee and Other Transactions With Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory, administrative services and general office facilities, is paid monthly at the annual rate of 1.00% of the Fund’s average daily net assets.

For the period of October 1, 2007 through August 31, 2008, TBCAM agreed to rebate 25% of its management fee to the Fund. This rebate ended on September 1, 2008, and on such date the Fund’s contractual advisory fee again was in effect. This rebate did not change any existing voluntary total expense limitation arrangements that were in effect, as TBCAM will continue its commitment to maintain such total expense limitations during this rebate period. For the year ended September 30, 2008, TBCAM rebated $363,421 of its investment advisory fees charged to the Fund.

The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $12,375, for the year ended September 30, 2008.

The Trust has an agreement with The Bank of New York Mellon (“BNYM”), formerly Mellon Bank, N.A., a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and fund accounting services for the Fund. For these services the Fund pays BNYM a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $371,016 for the year ended September 30, 2008.

The Trust entered into two separate agreements with BNYM, formerly The Bank of New York, that enable the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $94,772 for the year ended September 30, 2008, which is included in miscellaneous expenses in the Statement of Operations. See Note 7 for further details.

The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust’s Chief Compliance Officer. For the year ended September 30, 2008, the Fund was charged $5,852, which amount is included in miscellaneous expenses in the Statement of Operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

20

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Notes to Financial Statements

The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $22,290, which amount is included in miscellaneous expenses in the Statement of Operations, for the year ended September 30, 2008.

The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund’s average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor’s promotional efforts. For the year ended September 30, 2008, the Fund was charged $56,214 for fees payable to BNY Mellon Wealth Management.

MBSC Securities Corporation (“MBSC”), a wholly-owned subsidiary of BNY Mellon and affiliate of TBCAM, is the distributor of the Fund’s shares.

(3)	Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2008 were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$218,215,280	$628,875,767

(4)	Shares of Beneficial Interest:

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Shares Sold	8,086,329	3,243,701
Shares issued to shareholders in reinvested distributions	136,126,035	2,442,525
Shares redeemed	(158,258,949)	(16,126,541)
Net increase (decrease)	(14,046,585)	(10,440,315)

At September 30, 2008, three shareholders of record, in the aggregate held approximately 57.9% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund. A significant redemption by such shareholders could result in illiquid or less liquid investments comprising a larger portion of the Fund’s portfolio.

The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2008, the Fund received $6,117 in redemption fees and is reflected in the cost of shares redeemed.

(5)	Federal Taxes:

Each year, the Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

21

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Notes to Financial Statements

During the current year, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and valuing the benefit management believes it would recover. Management believes the Fund will realize the full benefit of the tax positions it has taken and, therefore, no provision has been recorded in the accompanying financial statements.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2008 were as follows:

Cost for federal income tax purposes	$70,614,904
Gross unrealized appreciation	$1,082,968
Gross unrealized depreciation	(16,831,643)
Net unrealized appreciation (depreciation)	$(15,748,675)

The tax character of distributions paid during fiscal years ended September 30, 2008 and September 30, 2007 were as follows:

	2008	2007
Ordinary income	$4,954,647	$7,794,858
Capital gains	192,457,474	83,788,153
Total distributions	$197,412,121	$91,583,011

(6)	Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

The Fund may trade the following financial instruments with off-balance sheet risk:

Futures contracts

The Fund may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund’s exposure to the underlying instrument, while selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other investments. Use of long futures contracts subjects the Fund to the risk of loss in excess of the amounts on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract’s terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

For the year ended September 30, 2008, the Fund held open financial futures contracts. See the Schedule of Investments for further details.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any appreciation or depreciation are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward foreign currency exchange contracts are used by the Fund primarily to protect the value of the Fund’s foreign securities from

22

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Notes to Financial Statements

adverse currency movements. Unrealized appreciation and depreciation of forward foreign currency exchange contracts is included in the Statement of Assets and Liabilities. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount of sales of foreign currency.

For the year ended September 30, 2008, the Fund held forward foreign currency exchange contracts. See the Schedule of Investments for further details.

(7)	Line of Credit:

On behalf of the Fund and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. For the year ended September 30, 2008, the Fund had average borrowings outstanding of $6,547,045 for a total of sixty-seven days and incurred interest expense of $59,004. At September 30, 2008, the Fund had a $1,830,000 loan balance oustanding.

(8)	Reverse Share Split:

On December 20, 2007, the Trustees of the Fund approved a 1:10 reverse share split for the Fund which was effective as of January 24, 2008. The purpose of the reverse share split was to increase the Fund’s net asset value per share back in line with similarly managed funds. The Fund’s net asset value per share had been reduced on December 17, 2007 as a result of a large capital gain distribution paid to those Fund shareholders of record as of December 13, 2007. The number of shares each shareholder owned as a result of the reverse share split was determined by dividing the number of shares owned immediately prior to the reverse share split by ten. The reverse share split has not resulted in a change to shareholder account balances. The Financial Highlights have been restated to reflect the reverse share split.

(9)	Subsequent Event:

On August 27, 2008, a majority of the Trust’s Board of Trustees approved the appointment of The Dreyfus Corporation (“Dreyfus”) to serve as the Fund’s investment adviser as of December 1, 2008. The terms of the new advisory agreement with Dreyfus are substantially identical to the terms of the current advisory agreement between the Fund and TBCAM, and the advisory fees to be paid to Dreyfus are identical to those currently paid to TBCAM.

23

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company International Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company International Small Cap Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 28, 2008

24

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders was held on November 17, 2008 for the purpose of recommending a new slate of trustees for election. On or about October 10, 2008, the Trust sent to all shareholders of record as of September 3, 2008 a notice and a proxy statement in connection with the Special Meeting which contained relevant information regarding the nominees and the current trustees’ recommendation to the Trust’s shareholders that they vote for the election of these nominees to serve in their stead. At the meeting, the following nominees were elected in place of the current trustees: Joseph S. DiMartino, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson, and Benaree Pratt Wiley. It is expected that these individuals will assume their roles on or about December 1, 2008.

25

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Distribution Designation (Unaudited)

The Internal Revenue Code requires the Fund to designate capital gain dividends after the close of the Fund’s taxable year. To meet this requirement, the Fund hereby designates $200,000,000 as capital gain dividends with respect to the taxable year end September 30, 2008, or, if subsequently determined to be different, the net capital gain of such year.

26

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

Background and Summary

The 1940 Act requires that a majority of the Board of Trustees, including a majority of the Trustees who are not affiliated with The Boston Company International Small Cap Fund (the “Fund”), any investment adviser to the Fund or the Trust’s principal underwriter (the “Independent Trustees”), voting separately, approve the Fund’s advisory agreement and the related fees.

At their meeting held on August 27, 2008, the Board of Trustees and Independent Trustees, by majority vote, approved a new investment advisory agreement (the “New Advisory Agreement”) effective December 1, 2008, between Mellon Institutional Funds Investment Trust (the “Trust”), on behalf of the Fund, and a new adviser, The Dreyfus Corporation (“Dreyfus”), with respect to the Fund. This New Advisory Agreement replaces the investment advisory agreement between the Trust, on behalf of the Fund, and The Boston Company Asset Management LLC (“TBCAM”) (such agreement, the “Current Advisory Agreement”). As discussed below, however, it is expected that the appointment of Dreyfus under the New Advisory Agreement will not result in any actual change in the investment management services provided to the Fund, the investment professionals who provide these services, or in the fees charged to the Fund for these services.

The New Advisory Agreement and the appointment of Dreyfus as the Fund’s investment adviser were proposed to the Trustees in the context of a larger proposed rebranding and consolidation of mutual fund businesses of The Bank of New York Mellon Corporation (“BNY Mellon”). Specifically, BNY Mellon proposed to consolidate substantially all of its mutual fund businesses, including the Fund and all of the other funds comprising the Trust, under the Dreyfus name, organization and infrastructure. Dreyfus is currently BNY Mellon’s primary mutual fund business unit, with approximately $340 billion in assets under management and approximately 180 mutual fund portfolios. The appointment of Dreyfus as investment adviser to all the Funds comprising the Trust consolidates the proprietary mutual fund investment management operations of two BNY Mellon advisory firms, TBCAM and Standish Mellon Asset Management Company LLC, into a single BNY Mellon company, Dreyfus. Following completion of this consolidation, it is expected that the Trust and all of the Funds will be rebranded and marketed under the Dreyfus name.

In proposing the New Advisory Agreement and the appointment of Dreyfus as the Fund’s adviser, management provided the Board with written assurances that, if approved as to the Fund, this consolidation would not result in any change in the portfolio management of the Fund, the investment professionals who serve the Fund, or the fees charged for these services. Instead, the portfolio managers and research analysts who have provided services to the Fund in the past would continue to do so under the New Advisory Agreement using the same investment process they have used previously, only they would perform such services as personnel of Dreyfus, while also remaining personnel of their current firm.

Management proposed also to transfer simultaneously certain non-advisory functions and operations to corresponding units within Dreyfus and to combine certain of the Trust’s outside service provider relationships with those of the Dreyfus funds.

In connection with these changes, the current Board of Trustees also determined to recommend to shareholders of the Trust the election of six individuals, each of whom currently serves as independent trustee or director of funds managed by Dreyfus, to serve in their stead.

At the Board’s request, management provided information as to the combined financial impact of these changes on the Trust. This information indicated that the consolidation of the Trust’s Board, advisory functions, other operations of the Trust, and the service provider relationships would result in certain efficiencies and cost savings to the funds over time.

* * *

In determining to approve the New Advisory Agreement, the Board concluded, based on representations from management, that shareholders of the Fund would experience no actual change in the portfolio management of the Fund as a result of the new contractual arrangement with Dreyfus and may over time experience efficiencies and cost savings. The Board noted also that the terms of the New Advisory Agreement were substantially identical to the terms of the Current Advisory Agreement between the Fund and TBCAM, and that the advisory fees to be paid to Dreyfus were identical to those currently paid to TBCAM.

The Board’s Deliberations

In determining whether to approve the New Advisory Agreement, the Independent Trustees received from Dreyfus a broad range of information in response to several written requests prepared on behalf of the Independent Trustees by their own legal counsel. The Independent Trustees met alone in private sessions with their legal counsel on several occasions, including at a special meeting devoted to these proposals on August 7, 2008, to review these materials and to discuss the New Advisory Agreement and other changes proposed by management. Representatives of management participated in portions of these sessions to provide an overview of Dreyfus’ organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees’ review of the materials and their deliberations. These included discussions as to the impact on the Fund, if any, of the engagement of Dreyfus as the Fund’s investment adviser and the related consolidation of certain other operations of the Fund under the Dreyfus organization.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i)  Financial and Economic Data: Dreyfus’ balance sheet and income statements, as well as an historical and pro forma profitability analysis of Dreyfus and of BNY Mellon with respect to the investment management services provided and to be provided, to the Fund, including profitability with respect to the custodian, transfer agent and securities lending services provided to the Fund by BNY Mellon affiliates, as well as a separate presentation of profitability relative to that of several publicly traded investment advisers;

27

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

(ii)  Management Teams and Operations: Dreyfus’ Form ADV, as well as information concerning Dreyfus’ executive management, portfolio management, client service personnel and overall organizational structure, assets under management, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee, and expense ratios compared to other funds, and Dreyfus’ separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: TBCAM’s commentary on the Fund’s performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year; and

(v) Other Benefits: The benefits flowing to BNY Mellon and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of BNY Mellon.

In considering the approval of the Fund’s New Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the New Advisory Agreement and the compensation to Dreyfus provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services proposed to be provided to the Fund by Dreyfus. In their deliberations as to the approval of the New Advisory Agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have previously chosen to entrust TBCAM, the investment professionals of which would, under the proposal, also become associated with Dreyus to manage the portion of their assets invested in the Fund, under the supervision of the Board.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services to be provided by Dreyfus. The Board determined that the services to be provided were of high quality and at least commensurate with industry standards. The Board also placed significant weight on assurances provided by management that there would be no material changes in the nature or quality of the services provided, including in the personnel or processes utilized in providing investment management services to the Fund as a result of the appointment of Dreyfus and that no such changes were currently contemplated by management in the future.

The Trustees reviewed the background and experience of the Fund’s portfolio managers then employed by TBCAM, who would become associated with Dreyfus. In previous meetings the Trustees had heard from senior management of Dreyfus an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Dreyfus’ investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that Dreyfus, using the same investment professionals and resources then supplied by TBCAM, had the expertise and resources to manage the Fund effectively on a day-to-day basis.

Investment Performance

The Board considered the historical investment performance of TBCAM in managing the Fund against a peer group of investment companies selected by TBCAM with input from the Trustees. The Board also compared the Fund’s investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings against that universe. In addition to the information received by the Board for the August 27, 2008 Board meeting, the Trustees had received similar detailed comparative performance information for the Fund at regular Board meetings during the year.

The Lipper materials provided to the Board at the August 27 meeting indicated that the performance of the Fund for the 1-, 3- and 5-year periods ended May 31, 2008 was -14.95%, 16.14% and 23.62%, respectively. The Board found that for the 1-, 3- and 5-year periods, the Fund had underperformed its peer group average returns of -7.25%, 18.31% and 23.85%, respectively.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate proposed to be paid by the Fund to Dreyfus which was identical to the fee then being paid together with written assurances that no increase in the fee payable by the Fund was contemplated. The Lipper data presenting the Fund’s “net management fees” included fees paid by the Fund, as calculated by Lipper, for administrative services provided by The Bank of New York Mellon, the Trust’s custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.

28

Mellon Institutional Funds Investment Trust
The Boston Company International Small Cap Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

The Fund’s contractual advisory fee was 1.00%, in the 3rd quintile (1st being the best) of its peer group of funds, the median fee of which was also 1.00%. The Fund’s net management fee, after giving effect to expense limitations, was 1.05% (which included administrative services fees under Lipper’s calculation methodology), above the peer group median net management fee of 0.894%.

Based on the Lipper data, as well as other factors discussed at the August 27, 2008 Board meeting, the Board determined that the Fund’s proposed advisory fee under the New Advisory Agreement is reasonable relative to its peer group median and noted that it was identical to the advisory fee paid by the Fund under the Current Advisory Agreement.

The Board also compared the fees payable by the Fund relative to those payable by separate account clients of Dreyfus. Based on the additional scope and complexity of the services provided and responsibilities assumed by Dreyfus with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the New Advisory Agreement were reasonable relative to the nature and quality of the services provided.

Board also considered the Fund’s total expense ratio and compared it to that of its peer group of similar funds. They found that the actual net expense ratio of 1.103% (after giving effect to expense limitations) was below the median net expense ratio of the peer group of 1.178%, notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

The Board noted that TBCAM had voluntarily agreed to limit its fees and/or reimburse the Fund’s expenses to the extent necessary to limit the Fund’s total expense ratio (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) to 1.50% and that, although this arrangement is temporary and may be changed at any time, Dreyfus had represented to the Board that no change in this voluntary expense limitation was contemplated.

Adviser’s Profitability

The Board considered Dreyfus’ projected 2008 pro forma profitability in managing the Fund and, the Mellon Institutional Funds as a group (assuming integration of the Trust’s operations with the Dreyfus Funds had already occurred), as well as the methodology used to compute such profitability, and the various direct and indirect expenses expected to be incurred by Dreyfus. The Independent Trustees had observed that, based on the pro forma profitability information submitted to them by Dreyfus, Dreyfus expected to incur losses in managing several of the funds in the Mellon Institutional Funds family of funds. The Board compared this pro forma profitability with TBCAM’s actual historical profitability in managing the Fund and also reviewed the methodologies used in computing the pro forma and actual historical profitability. The Trustees observed that Dreyfus’ pro forma information indicated that the Fund would have generated a profit for BNY Mellon for the twelve month period ended June 30, 2008, which profit the Board determined not to be excessive. The Board noted that the rebranding and marketing strategies that formed a part of the plan to consolidate the Fund under the Dreyfus mutual fund organization could be expected to have a positive effect on Dreyfus’ profitability in future years, but that these effects were not yet quantifiable.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows. As in the case of profitability, the Trustees noted that the Fund’s becoming part of the Dreyfus mutual fund operations was expected to produce future economies of scale relative to its historical advisory relationship with TBCAM, but that these could not be projected and quantified currently. The Board concluded that, at existing asset levels and considering current asset growth projections, the implementation of fee breakpoints or other fee reductions was not necessary at this time.

Other Benefits

The Board also considered the additional benefits, based on information provided by management, flowing to BNY Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by BNY Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates had been selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that Dreyfus, TBCAM and BNY Mellon operate businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to BNY Mellon and its affiliates by virtue of their relationships with the Funds and the Mellon Institutional Funds as a group.

* * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund’s New Advisory Agreement and the compensation proposed to be paid to Dreyfus thereunder was fair and reasonable and, thus, voted to approve the New Advisory Agreement for up to one year from its effective date.

29

Trustees and Officers (Unaudited)

The following table lists the Trust’s trustees and officers; their ages, addresses and dates of birth; their positions with the Trust; the length of time holding that position(s) with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended September 30, 2008. The Fund’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

As discussed in the preceding special shareholders meeting disclosure, at a Special Meeting of Shareholders of the Trust held November 17, 2008, six individuals were elected as Trustees of the Trust, to replace the current Trustees.

Current Independent Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Trustee Remuneration (period ended September 30, 2008)
Samuel C. Fleming (68) 61 Meadowbrook Road Weston, MA 02493 9/30/40	Trustee	Trustee since 11/3/1986	Chairman Emeritus, Decision Resources, Inc. (“DRI”) (healthcare research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI	15	None	Fund: $3,408

Benjamin M. Friedman (64) c/o Harvard University Littauer Center 127 Cambridge, MA 02138 8/5/44	Trustee	Trustee since 9/13/1989	William Joseph Maier Professor of Political Economy, Harvard University	15	Pioneer Funds	Fund: $3,408

John H. Hewitt (73) P.O. Box 2333 New London, NH 03257 4/11/35	Trustee	Trustee since 11/3/1986	Retired	15	None	Fund: $3,408

Caleb Loring III (64) c/o Essex Street Associates P.O. Box 5600 Beverly, MA 01915 11/14/43	Trustee	Trustee since 11/3/1986	Trustee, Essex Street Associates (family investment trust office)	15	None	Fund: $3,701

Current Interested Trustee
J. David Officer (60) The Dreyfus Corporation 200 Park Ave., 55th Fl. New York, NY 10166 8/24/48	Trustee (Chairman), President and Chief Executive Officer	Since 2008	Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation; Executive Vice President of The Bank of New York Mellon Corporation; and Director and President of MBSC Securities Corporation	15	None	Fund: $0

*	Each trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

30

Principal Officers who are Not Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Anderson (43) BNY Mellon Asset Management One Boston Place Boston, MA 02108 7/14/65	Vice President, Treasurer and Chief Financial Officer	Vice President since 1999; Treasurer and CFO since 2002	Vice President and Mutual Funds Controller, BNY Mellon Asset Management; formerly Assistant Vice President and Mutual Funds Controller, Standish Mellon Asset Management Company, LLC

Denise B. Kneeland (57) BNY Mellon Asset Management One Boston Place Boston, MA 02108 8/19/51	Assistant Vice President and Secretary	Assistant Vice President since 1996; Secretary since 2007	First Vice President and Manager, Mutual Funds Operations, BNY Mellon Asset Management; formerly Vice President and Manager, Mutual Fund Operations, Standish Mellon Asset Management Company, LLC

Janelle E. Belcher (50) Founders Asset Management, LLC 210 University Boulevard Suite 800 Denver, CO 80206 4/11/58	Chief Compliance Officer	Since 2008	Vice President — Compliance, Founders Asset Management, LLC (“Founders”), Chief Compliance Officer, Founders, Dreyfus Founders Funds, Inc., and Mellon Optima L/S Strategy Fund, LLC

The Trustees of the Trust elected at the November 17, 2008 Special Meeting are set forth below:

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph S. DiMartino (64)	Corporate Director and Trustee	191 (including 14 Funds of the Trust)
Dreyfus Funds, Chairman of the Board CBIZ, Inc. (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director The Newark Group, Inc., a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

James M. Fitzgibbons (74)	Corporate Director	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member Bill Barrett Company, an oil and gas exploration company, Director

Kenneth A. Himmel (62)
President and CEO, Related Urban Development, a real estate development company (1996-Present); President and CEO, Himmel & Company, a real estate development company (1980-Present); CEO, American Food Management, a restaurant company (1983-Present)
		43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Stephen J. Lockwood (61)	Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

31

Principal Officers who are Not Trustees

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Roslyn M. Watson (58)	Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Benaree Pratt Wiley (62)
Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present); President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
		53 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member CBIZ, Inc. (formerly, Century Business Services Inc.), a provider of outsourcing functions for small and medium size companies, Director

The new Trustees will not take office until on or about December 1, 2008. Therefore, they did not receive remuneration from the Fund for the period ended September 30, 2008.

32

THIS PAGE INTENTIONALLY LEFT BLANK

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

6939AR0908

MELLON INSTITUTIONAL FUNDS

Annual Report

Year Ended September 30, 2008

The Boston Company
Small Cap Value Fund II

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund’s portfolio holdings, access the most recent quarterly holdings report, semi-annual report or annual report on the Fund’s web site at http://www.melloninstitutionalfunds.com.

To access the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC’s web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

September 2008

Dear Mellon Institutional Fund Shareholder:

Not since the 1930s has the global financial landscape changed as dramatically or as swiftly as it did during the third quarter of 2008. Market participants have witnessed a series of truly historic events, including the nationalization of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the merger of Merrill Lynch with Bank of America, the takeover of AIG and the collapse of Washington Mutual. Although governments have noted the magnitude of the current crisis and are acting in coordinated efforts to restore liquidity to the credit markets, economic indicators have begun to show signs of a more significant slowdown in growth.

In this challenging environment, the market turbulence that has plagued investors since mid-2007 intensified last quarter. September proved to be one of the most volatile months on record for U.S. and world equity markets; the S&P 500 Index tumbled nearly 9% for the month, pulling its year-to-date return down to -19.3%, while the FTSE All-World Index lost just over 12% in U.S. dollar terms. In a reversal of the typical pattern during past market downturns, many small- and mid-cap indexes have suffered smaller declines this year than their large-cap counterparts.

Many fixed-income investments have also been seriously hampered by the recent turmoil. Despite meaningful steps by the U.S. government, including passage of a bill to fund a pool for mortgage assets, liquidity in some market sectors has reached all-time lows. Treasury yields have fallen amid heightened risk aversion and a continued flight to quality, leading to a further steepening of the yield curve. Spreads on asset-backed and corporate securities-even in traditionally higher-quality sectors-have widened to historically high levels versus Treasuries.

We believe that the damage to economic activity to this point has been substantial enough that a U.S. recession and a global recession are already underway. Although the economic weakness could be severe over the next several months, we currently expect a trough in the U.S. recession in the spring or summer of 2009. This outlook is based on our judgment that aggressive policy measures will foster a transition from the recent phase of disorderly deleveraging to a more orderly deleveraging of the financial system in early 2009.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Enclosed you will find your Fund’s annual report for the fiscal year ended September 30, 2008. Please feel free to contact us with questions or comments.

Sincerely,
J. David Officer
President

1

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Management Discussion and Analysis

Investors witnessed a series of truly historic events over these past few months: the US government takeover of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the merger of Merrill Lynch with Bank of America, and the takeover of the insurance giant AIG. The banking system has begun the very painful process of consolidation after over-extending itself. It was not only a US phenomenon; we are also seeing the cracks in the European financial system. All of these events had the intricately inter-related nature of the global financial system on full display. After some delay, Congress passed the Emergency Economic Stabilization Act. The final details of exactly how the Treasury will put its new powers into practice are uncertain. Given this traumatic background, it is not at all surprising that the major equity indices were down over the past year.

For the 12-month period ended September 30, 2008, The Boston Company Small Cap Value Fund II returned –14.10% as compared to the fund’s benchmark, the Russell 2500 Value Index, which returned –15.79% over the same period.

Returns were positively impacted by relative strength in the Consumer Staples and Materials sectors.

Within Consumer Staples, our holdings in the food staples and retailing segment performed well with one of our largest portfolio holdings, Longs Drug Stores, up substantially as a result of a takeover bid. We sold the stock for a significant profit. BJ’s Wholesale Club, a discount retailer, also performed well. Additionally, we had good results from Ralcorp Holdings, a generic food producer, in the food products industry which is somewhat less vulnerable to the impact of the slowing economy. Our Materials holdings did well, primarily from good results in the containers & packaging segment of the sector where Temple-Inland and Packaging Corp. of America showed good results. We continue to find attractively priced stocks with good earnings potential in this segment.

Conversely, the portfolio was negatively impacted by holdings in the Consumer Discretionary and Utilities sectors. Our Consumer Discretionary stocks did poorly as several companies had disappointing results because of the housing slowdown. The homebuilder, Champion Enterprises, had disappointing results and was sold at a loss. Specialty retailer Williams-Sonoma was down after disappointing earnings were announced. OfficeMax was also a disappointment.

As we move into the final quarter of the year, we believe that the financial and economic turmoil highlighted earlier will continue to be the major focus of the markets for some time to come. As always, we are sensitive to valuation and fundamentals that help to determine a company’s ability to achieve and sustain growth.

Joseph M. Corrado, CFA Portfolio Manager The Boston Company Asset Management LLC	Edward R. Walter, CFA Portfolio Manager The Boston Company Asset Management, LLC

2

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Comparison of Change in Value of $100,000 Investment in The Boston Company
Small Cap Value Fund II and the Russell 2500 Value Index (Unaudited)

Average Annual Total Returns (for period ended 9/30/2008)
	1 Year	Since Inception 7/20/2007
Fund	(14.10)%	(15.25)%

* Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains. The $100,000 line graph and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund’s investment adviser (if applicable), the fund’s total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

3

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period† April 1, 2008 to September 30, 2008
Actual	$1,000.00	$979.00	$4.95
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.00	$5.05

†	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

4

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Portfolio Information as of September 30, 2008 (Unaudited)

The Fund is actively managed. Current holdings may be different than those presented below:

Top Ten Holdings*	Sector	Percentage of Investments
Ralcorp Holdings, Inc.	Consumer Staples	3.0%
City National Corp.	Financials	2.1
Brink’s Co.	Industrials	2.0
Curtiss-Wright Corp.	Industrials	1.9
Pediatrix Medical Group, Inc.	Health Care	1.8
Jefferies Group, Inc.	Financials	1.8
Philadelphia Consolidated Holding Corp.	Financials	1.7
Granite Construction, Inc.	Industrials	1.7
Waste Connections, Inc.	Industrials	1.5
Commerce Bancshares, Inc.	Financials	1.5
		19.0%

*	Excludes short-term securities and investment of cash collateral.

Economic Sector Allocation	Percentage of Net Assets
Consumer Discretionary	15.0%
Consumer Staples	6.1
Energy	5.3
Financials	27.4
Health Care	8.1
Industrials	15.7
Materials	3.0
Technology	8.6
Telecommunication Services	1.5
Utilities	5.8
Exchange Traded Funds	2.0
Short-term and Other Assets	1.5
100.0%

5

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
UNAFFILIATED INVESTMENTS—99.3%
Equities—96.5%
Consumer Discretionary—15.0%
AnnTaylor Stores Corp.	2,080	[a]	42,931
Brunswick Corp.	1,402		17,932
Dick’s Sporting Goods, Inc.	1,890	[a]	37,006
Foot Locker, Inc.	4,180		67,549
Gentex Corp.	3,370		48,191
Harman International Industries, Inc.	1,190		40,543
Hearst-Argyle Television, Inc.	2,630	[b]	58,728
Jos A Bank Clothiers, Inc.	1,670	[a,b]	56,112
M.D.C. Holdings, Inc.	1,780		65,130
Meredith Corp.	1,320	[b]	37,013
New York Times Co., Class A	3,746	[b]	53,530
NVR, Inc.	114	[a]	65,208
O’Reilly Automotive, Inc.	1,890	[a]	50,595
OfficeMax, Inc.	3,980		35,382
Panera Bread Co., Class A	1,230	[a,b]	62,607
Ryland Group, Inc.	1,920	[b]	50,918
Tractor Supply Co.	1,050	[a]	44,153
Williams-Sonoma, Inc.	3,790	[b]	61,322
Zale Corp.	1,390	[a,b]	34,750
			929,600
Consumer Staples—6.1%
BJ’S Wholesale Club, Inc.	1,770	[a]	68,782
Casey’s General Stores, Inc.	1,370		41,333
Ralcorp Holdings, Inc.	2,760	[a]	186,052
Whole Foods Market, Inc.	3,982	[b]	79,759
			375,926
Energy—5.3%
Cabot Oil and Gas Corp.	371		13,408
CNX Gas Corp.	932	[a]	20,867
Dril-Quip, Inc.	940	[a]	40,787
Global Industries Ltd.	2,420	[a,b]	16,795
Key Energy Services, Inc.	3,900	[a]	45,240
Oil States International, Inc.	860	[a]	30,401
Penn Virginia Corp.	840		44,890
Tidewater, Inc.	1,050		58,128
Unit Corp.	1,220	[a]	60,780
			331,296
Financials—27.4%
Alexandria Real Estate Equities, Inc. REIT	620		69,750
AMBAC Financial Group, Inc.	1,500	[b]	3,495
Aspen Insurance Holdings Ltd.	1,860		51,150

The accompanying notes are an integral part of the financial statements.

6

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Financials (continued)
BancorpSouth, Inc.	2,840	[b]	79,889
BioMed Realty Trust, Inc. REIT	1,580		41,791
City National Corp.	2,360	[b]	128,148
Commerce Bancshares, Inc.	1,970		91,408
Cullen/Frost Bankers, Inc.	1,457		87,420
Fidelity National Financial, Inc., Class A	4,453		65,459
First American Corp.	1,530		45,135
First Horizon National Corp.	2,073	[b]	19,404
FirstMerit Corp.	3,530		74,130
Fulton Financial Corp.	1,357	[b]	14,805
Hanover Insurance Group, Inc.	1,780		81,026
Health Care, Inc. REIT	1,546		82,294
Huntington Bancshares, Inc.	2,323	[b]	18,561
Investment Technology Group, Inc.	2,405	[a]	73,184
Jefferies Group, Inc.	4,800	[b]	107,520
Jones Lang Lasalle, Inc.	410		17,827
Lasalle Hotel Properties REIT	1,450		33,814
Lexington Realty Trust REIT	2,850		49,077
MBIA, Inc.	1,289	[b]	15,339
NewAlliance Bancshares, Inc.	1,572		23,627
Philadelphia Consolidated Holding Corp.	1,782	[a]	104,372
Piper Jaffray Cos.	1,330	[a]	57,523
Raymond James Financial, Inc.	1,920	[b]	63,322
Redwood Trust, Inc. REIT	2,200	[b]	47,806
Synovus Financial Corp.	1,679	[b]	17,378
Washington Federal, Inc.	4,120		76,014
Whitney Holding Corp.	2,420	[b]	58,685
			1,699,353
Health Care—8.1%
Bio-Rad Laboratories, Inc., Class A	330	[a]	32,710
Charles River Laboratories International, Inc.	1,324	[a]	73,522
Hill-Rom Holdings, Inc.	1,320		39,943
Invitrogen Corp.	1,260	[a]	47,628
K-V Pharmaceutical Co., Class A	1,370	[a,b]	31,113
Magellan Health Services, Inc.	1,330	[a]	54,610
Medicis Pharmaceutical Corp., Class A	1,930		28,776
Pediatrix Medical Group, Inc.	2,070	[a]	111,614
PerkinElmer, Inc.	2,490		62,175
Sepracor, Inc.	1,150	[a]	21,057
			503,148
Industrials—15.7%
Alliant Techsystems, Inc.	310	[a,b]	29,121
BE Aerospace, Inc.	1,680	[a]	26,594

The accompanying notes are an integral part of the financial statements.

7

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Industrials (continued)
Brink’s Co.	2,010		122,650
Ceradyne, Inc.	617	[a]	22,619
Clean Harbors, Inc.	912	[a]	61,606
Corrections Corp. of America	2,760	[a]	68,586
Curtiss-Wright Corp.	2,620		119,079
Esterline Technologies Corp.	730	[a]	28,901
Granite Construction, Inc.	2,900		103,878
Heartland Express, Inc.	4,370		67,822
KBR, Inc.	922		14,079
Landstar System, Inc.	680		29,961
MSC Industrial Direct Co., Inc., Class A	1,340		61,734
Shaw Group, Inc.	296	[a]	9,096
Thomas & Betts Corp.	820	[a]	32,037
Triumph Group, Inc.	630		28,797
URS Corp.	1,400	[a]	51,338
Waste Connections, Inc.	2,760	[a]	94,668
			972,566
Materials—3.0%
Louisiana-Pacific Corp.	2,210		20,553
Packaging Corp. of America	2,890		66,990
Reliance Steel & Aluminum Co.	630		23,921
Temple-Inland, Inc.	4,730		72,180
			183,644
Technology—8.6%
Anixter International, Inc.	200	[a]	11,902
Aspen Technology, Inc.	3,020	[a]	38,354
Comtech Telecommunications Corp.	860	[a]	42,346
Cymer, Inc.	1,280	[a]	32,422
Hewitt Associates, Inc., Class A	1,540	[a]	56,118
MKS Instruments, Inc.	1,830	[a]	36,435
Netgear, Inc.	2,110	[a]	31,650
Novellus Systems, Inc.	2,830	[a]	55,581
Parametric Technology Corp.	1,649	[a]	30,342
SRA International, Inc., Class A	2,270	[a]	51,370
Sybase, Inc.	1,567	[a]	47,982
Synopsys, Inc.	657	[a]	13,107
Teradyne, Inc.	5,180	[a]	40,456
Varian Semiconductor Equipment Associates, Inc.	1,890	[a]	47,477
			535,542
Telecommunication Services—1.5%
Cincinnati Bell, Inc.	16,510	[a]	51,016
NeuStar, Inc., Class A	2,140	[a]	42,565
			93,581

The accompanying notes are an integral part of the financial statements.

8

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Utilities—5.8%
AGL Resources, Inc.	2,030		63,701
Atmos Energy Corp.	2,350		62,557
Black Hills Corp.	1,330		41,323
Hawaiian Electric Industries, Inc.	1,810		52,689
IDACORP, Inc.	1,430	[b]	41,599
Portland General Electric Co.	1,380		32,651
UGI Corp.	2,600		67,028
			361,548
TOTAL EQUITIES (Cost $6,507,524)			5,986,204
EXCHANGE TRADED FUNDS—2.0%
iShares Russell 2000 Value Index Fund	960	[b]	64,550
Midcap SPDR Trust Series 1	450	[b]	59,310
TOTAL EXCHANGE TRADED FUNDS (Cost $124,539)			123,860
SHORT-TERM INVESTMENTS—18.3%
INVESTMENT OF CASH COLLATERAL—0.8%
BlackRock Cash Strategies L.L.C. (Cost $49,090)	49,090	[c,e]	49,090
TOTAL UNAFFILIATED INVESTMENTS (Cost $6,681,153)			6,159,154
AFFILIATED INVESTMENTS—17.5%
Dreyfus Institutional Cash Advantage Fund	962,739	[d,e]	962,739
Dreyfus Institutional Preferred Plus Money Market Fund	124,573	[d]	124,573
TOTAL AFFILIATED INVESTMENTS (Cost $1,087,312)			1,087,312
TOTAL INVESTMENTS—116.8% (Cost $7,768,465)			7,246,466
LIABILITIES IN EXCESS OF OTHER ASSETS—(16.8%)			(1,044,612)
NET ASSETS—100%			6,201,854

Notes to Schedule of Investments:

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or a portion of thereof, was on loan at September 30, 2008.

c Illiquid security. At period end, the value of this security amounted to $49,090 or 0.8% of net assets.

d Affiliated institutional money market fund.

e Investment of security lending cash collateral.

The accompanying notes are an integral part of the financial statements.

9

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Statement of Assets and Liabilities
September 30, 2008

Assets
Investment in securities, at value (Note 1A) (including securities on loan, valued at $995,020 (Note 7)):
Unaffiliated investments (cost $6,681,153)		$6,159,154
Affiliated investments (Note 1F) (cost $1,087,312)		1,087,312
Receivable for investments sold		68,129
Receivable from investment advisor (Note 2)		25,866
Interest and dividends receivable		11,841
Prepaid expenses		7,810
Total assets		7,360,112
Liabilities
Payable for securities lending collateral investments (Note 7)	$1,011,829
Payable for investments purchased	79,157
Due to custodian	9,444
Accrued professional fees	37,857
Accrued accounting, administration, custody and transfer agent fees (Note 2)	15,701
Accrued shareholder reporting fees (Note 2)	1,242
Accrued trustees’ fees and expenses (Note 2)	967
Accrued chief compliance officer fee (Note 2)	429
Other accrued expenses and liabilities	1,632
Total liabilities		1,158,258
Net Assets		$6,201,854
Net Assets consist of:
Paid-in capital		$7,377,495
Accumulated net realized loss		(669,853)
Undistributed net investment income		16,211
Net unrealized depreciation		(521,999)
Total Net Assets		$6,201,854
Shares of beneficial interest outstanding		380,922
Net Asset Value, offering and redemption price per share (Net Assets/Shares outstanding)		$16.28

The accompanying notes are an integral part of the financial statements.

10

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Statement of Operations
For the Year Ended September 30, 2008

Investment Income (Note 1B)
Dividend income from unaffiliated investments		$100,595
Dividend income from affiliated investments (Note 1F)		7,007
Securities lending income (Note 7)		14,643
Total investment income		122,245
Expenses
Accounting, administration, custody and transfer agent fees (Note 2)	$53,964
Investment advisory fee (Note 2)	45,115
Professional fees	44,720
Registration fees	20,222
Trustees’ fees and expenses (Note 2)	3,707
Insurance expense	152
Miscellaneous expenses	9,966
Total expenses	177,846
Deduct:
Waiver of investment advisory fee (Note 2)	(45,115)
Reimbursement of Fund operating expenses (Note 2)	(72,554)
Total expense deduction	(117,669)
Net expenses		60,177
Net investment income		62,068
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(601,450)
Financial futures transactions	2,056
Net realized gain (loss)		(599,394)
Change in unrealized appreciation (depreciation) on:
Investments		(331,012)
Net realized and unrealized gain (loss) on investments		(930,406)
Net Increase (Decrease) in Net Assets from Operations		$(868,338)

The accompanying notes are an integral part of the financial statements.

11

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Statements of Changes in Net Assets

	For the Year Ended September 30, 2008	For the period July 23, 2007 (commencement of operations) to September 30, 2007
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$62,068	$6,129
Net realized gain (loss)	(599,394)	(71,899)
Change in net unrealized appreciation (depreciation)	(331,012)	(190,987)
Net increase (decrease) in net assets from investment operations	(868,338)	(256,757)
Distributions to Shareholders (Note 1C)
From net investment income	(51,007)	—
Fund Share Transactions (Note 4)
Net proceeds from sale of shares	1,662,211	5,816,968
Value of shares issued in reinvestment of distributions	51,007	—
Cost of shares redeemed	(152,230)	—
Net increase (decrease) in net assets from Fund shares transactions	1,560,988	5,816,968
Total Increase in Net Assets	641,643	5,560,211
Net Assets
At beginning of year	5,560,211	—
At end of year [including undistributed net investment income of $16,211 and $4,927, respectively]	$6,201,854	$5,560,211

The accompanying notes are an integral part of the financial statements.

12

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Financial Highlights

	For the Year Ended September 30, 2008	For the period July 23, 2007 (commencement of operations) to September 30, 2007
Net Asset Value, Beginning of Year	$19.12	$20.00
From Operations:
Net investment income* (a)	0.18	0.02
Net realized and unrealized gains (loss) on investments	(2.87)	(0.90)
Total from operations	(2.69)	(0.88)
Less Distributions to Shareholders:
From net investment income	(0.15)	—
Net Asset Value, End of Year	$16.28	$19.12
Total Return (b)	(14.10)%	(4.40	)%(c)
Ratios/Supplemental Data:
Expenses (to average daily net assets)*	1.00%	1.00	%(d)
Net Investment Income (to average daily net assets)*	1.03%	0.59	%(d)
Portfolio Turnover	73%	18	%(e)
Net Assets, End of Year (000’s omitted)	$6,202	$5,560

*For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios excluding waivers and reimbursements would have been:

Net investment income (loss) per share (a)	$(0.16)	$(0.19)
Ratios (to average daily net assets):
Expenses	2.96%	6.85	%(d)
Net investment income (loss)	(0.92)%	(5.27	)%(d)

(a)	Calculated based on average shares outstanding.

(b)	Total return would have been lower in the absence of expense waivers.

(c)	Returns for periods of less than one year have not been annualized.

(d)	Computed on an annualized basis.

(e)	Not annualized.

The accompanying notes are an integral part of the financial statements.

13

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Notes to Financial Statements

(1)	Organization and Significant Accounting Policies:

Mellon Institutional Funds Investment Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Value Fund II (the “Fund”), which commenced operations on July 23, 2007, is a separate diversified investment series of the Trust.

The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies. The Fund focuses on companies with total market capitalizations within the range of companies included in the Russell 2500 Value Index. The Fund intends to maintain an average weighted market capitalization that approximates that of the Russell 2500 Value Index.

Effective December 1, 2008, the Trust’s name will change to Dreyfus Investment Funds and the Fund’s name will change to Dreyfus/The Boston Company Small Cap Value Fund II.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Investment security valuations

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Securities are valued at the last sale price on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund’s assets that are invested in one or more open-end regulated investment companies (“RICs”), the Fund’s net asset value (“NAV”) will be calculated based upon the NAVs of such RICs.

Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

B. Securities transactions and income

Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

C. Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund’s distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to losses deferred due to wash sales, post-October losses and capital loss carryovers.

14

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Notes to Financial Statements

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

D. Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E. Commitments and contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

F. Affiliated issuers

Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), or its affiliates. During the year ended September 30, 2008, the Fund invested available cash balances and cash collateral from securities lending in affiliated money market funds. During the period, each affiliated investment maintained a $1 net asset value, as such, there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation). Dividends from affiliated investments are reflected in the statement of operations.

G. New accounting requirements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

(2)	Investment Advisory Fee and Other Transactions With Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.75% of the Fund’s average daily net assets. TBCAM voluntarily agreed to limit the Fund’s total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.00% of the Fund’s average daily net assets for the year ended September 30, 2008, TBCAM voluntarily waived its investment advisory fee in the amount of $45,115 and reimbursed the Fund for $72,554 of its operating expenses. This arrangement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

The Trust has an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $4,359, for the year ended September 30, 2008.

The Trust entered into an agreement with The Bank of New York Mellon, formerly Mellon Bank, N.A. (“BNYM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and fund accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $49,605 for the year ended September 30, 2008.

The Trust also entered into an agreement with BNYM to perform certain securities lending activities and to act as the Fund’s lending agent. BNYM receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, BNYM earned $6,294 for the year ended September 30, 2008. See Note 7 for further details.

The Trust entered into two separate agreements with BNYM, formerly The Bank of New York, that enable the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest

15

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Notes to Financial Statements

is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $41 for the year ended September 30, 2008, which is included in miscellaneous expenses in the Statement of Operations. See Note 8 for further details.

The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust’s Chief Compliance Officer. For the year ended September 30, 2008, the Fund was charged $5,491, which amount is included in miscellaneous expenses in the Statement of Operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $1,242, which amount is included in miscellaneous expenses in the Statement of Operations, for the year ended September 30, 2008.

The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund’s average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor’s promotional efforts. For the year ended September 30, 2008, the Fund was not charged an administrative service fee.

MBSC Securities Corporation (“MBSC”), a wholly-owned subsidiary of BNY Mellon and affiliate of TBCAM, is the distributor of the Fund’s shares.

(3)	Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2008 were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$5,804,999	$4,298,751

(4)	Shares of Beneficial Interest:

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

	For the Year Ended September 30, 2008	For the period July 23, 2007 (commencement of operations) to September 30, 2007
Shares Sold	96,108	290,848
Shares issued to shareholders in reinvested distributions	3,023	—
Shares redeemed	(9,057)	(—)
Net increase (decrease)	90,074	290,848

At September 30, 2008, four shareholders of record, in the aggregate held approximately 89.8% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund. A significant redemption by such shareholders could result in illiquid or less liquid investments comprising a larger portion of the Fund’s portfolio.

The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2008, the Fund did not assess any redemptions fees.

16

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Notes to Financial Statements

(5)	Federal Taxes:

Each year, the Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

During the current year, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and valuing the benefit management believes it would recover. Management believes the Fund will realize the full benefit of the tax positions it has taken and, therefore, no provision has been recorded in the accompanying financial statements.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2008 were as follows:

Cost for federal income tax purposes	$7,782,155
Gross unrealized appreciation	$310,845
Gross unrealized depreciation	(846,534)
Net unrealized appreciation (depreciation)	$(535,689)
Undistributed ordinary income	$16,037
Undistributed Accumulated capital losses	—
Total distributable earnings	$16,037

In addition, the Fund had $559,072 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following tax year ended September 30, 2009.

At September 30, 2008, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund’s taxable income arising from net realized gain on investment, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

Capital Loss Carry Over	Expiration Date
$96,916	9/30/2016

It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

The tax character of distributions paid during fiscal year ended September 30, 2008 was as follows:

2008
Ordinary income	$51,007

(6)	Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

The Fund may trade the following financial instruments with off-balance sheet risk:

Futures contracts

The Fund may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund’s exposure to the underlying instrument, while selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other investments. Use of long futures contracts subjects the Fund to the risk of loss in excess of the amounts on the Statement of Assets and Liabilities, up to the notional

17

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Notes to Financial Statements

value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract’s terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

For the year ended September 30, 2008, the Fund did not have any open financial futures contracts.

(7)	Securities Lending:

The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized by the borrower at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund’s obligations due on the loans.

Until December 10, 2007, all cash collateral received by the Fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund L.L.C. (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the Fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended. To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through September 30, 2008, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the Fund were reinvested in shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund. See Schedule of Investments for further detail on the Fund’s investment of cash collateral in the BlackRock Fund and the Dreyfus Fund as of September 30, 2008. During the period October 1, 2008 through November 26, 2008, the Fund received $26,493 in liquidation proceeds of its investment in the BlackRock Fund.

The Fund loaned securities for the year ended September 30, 2008 and earned interest on the invested collateral of $22,622 of which $7,979 was rebated to borrowers or paid in fees. At September 30, 2008, the Fund had securities valued at $995,020 on loan of which $1,011,829 was collateralized with cash. See Schedule of Investments for further details on the security positions on loan and collateral held.

(8)	Line of Credit:

On behalf of the Fund and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. For the year ended September 30, 2008, the Fund had average borrowings outstanding of $2,281,000 for a total of one day and incurred interest expense of $345. At September 30, 2008, the Fund did not have a loan balance outstanding.

(9)	Subsequent Event:

On August 27, 2008, a majority of the Trust’s Board of Trustees approved the appointment of The Dreyfus Corporation (“Dreyfus”) to serve as the Fund’s investment adviser as of December 1, 2008. The terms of the new advisory agreement with Dreyfus are substantially identical to the terms of the current advisory agreement between the Fund and TBCAM, and the advisory fees to be paid to Dreyfus are identical to those currently paid to TBCAM.

18

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Report of Independent Registered Public Accounting Firm

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Small Cap Value II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Value Fund II (the “Fund”) at September 30, 2008, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from July 23, 2007 (commencement of operations) through September 30, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 28, 2008

19

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders was held on November 17, 2008 for the purpose of recommending a new slate of trustees for election. On or about October 10, 2008, the Trust sent to all shareholders of record as of September 3, 2008 a notice and a proxy statement in connection with the Special Meeting which contained relevant information regarding the nominees and the current trustees’ recommendation to the Trust’s shareholders that they vote for the election of these nominees to serve in their stead. At the meeting, the following nominees were elected in place of the current trustees: Joseph S. DiMartino, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson, and Benaree Pratt Wiley. It is expected that these individuals will assume their roles on or about December 1, 2008.

20

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

Background and Summary

The 1940 Act requires that a majority of the Board of Trustees, including a majority of the Trustees who are not affiliated with The Boston Company Small Cap Value Fund II (the “Fund”), any investment adviser to the Fund or the Trust’s principal underwriter (the “Independent Trustees”), voting separately, approve the Fund’s advisory agreement and the related fees.

At their meeting held on August 27, 2008, the Board of Trustees and Independent Trustees, by majority vote, approved a new investment advisory agreement (the “New Advisory Agreement”) effective December 1, 2008, between Mellon Institutional Funds Investment Trust (the “Trust”), on behalf of the Fund, and a new adviser, The Dreyfus Corporation (“Dreyfus”), with respect to the Fund. This New Advisory Agreement replaces the investment advisory agreement between the Trust, on behalf of the Fund, and The Boston Company Asset Management LLC (“TBCAM”) (such agreement, the “Current Advisory Agreement”). As discussed below, however, it is expected that the appointment of Dreyfus under the New Advisory Agreement will not result in any actual change in the investment management services provided to the Fund, the investment professionals who provide these services, or in the fees charged to the Fund for these services.

The New Advisory Agreement and the appointment of Dreyfus as the Fund’s investment adviser were proposed to the Trustees in the context of a larger proposed rebranding and consolidation of mutual fund businesses of The Bank of New York Mellon Corporation (“BNY Mellon”). Specifically, BNY Mellon proposed to consolidate substantially all of its mutual fund businesses, including the Fund and all of the other funds comprising the Trust, under the Dreyfus name, organization and infrastructure. Dreyfus is currently BNY Mellon’s primary mutual fund business unit, with approximately $340 billion in assets under management and approximately 180 mutual fund portfolios. The appointment of Dreyfus as investment adviser to all the Funds comprising the Trust consolidates the proprietary mutual fund investment management operations of two BNY Mellon advisory firms, TBCAM and Standish Mellon Asset Management Company LLC into a single BNY Mellon company, Dreyfus. Following completion of this consolidation, it is expected that the Trust and all of the Funds will be rebranded and marketed under the Dreyfus name.

In proposing the New Advisory Agreement and the appointment of Dreyfus as the Fund’s adviser, management provided the Board with written assurances that, if approved as to the Fund, this consolidation would not result in any change in the portfolio management of the Fund, the investment professionals who serve the Fund, or the fees charged for these services. Instead, the portfolio managers and research analysts who have provided services to the Fund in the past would continue to do so under the New Advisory Agreement using the same investment process they have used previously, only they would perform such services as personnel of Dreyfus, while also remaining personnel of their current firm.

Management proposed also to transfer simultaneously certain non-advisory functions and operations to corresponding units within Dreyfus and to combine certain of the Trust’s outside service provider relationships with those of the Dreyfus funds.

In connection with these changes, the current Board of Trustees also determined to recommend to shareholders of the Trust the election of six individuals, each of whom currently serves as independent trustee or director of funds managed by Dreyfus, to serve in their stead.

At the Board’s request, management provided information as to the combined financial impact of these changes on the Trust. This information indicated that the consolidation of the Trust’s Board, advisory functions, other operations of the Trust, and the service provider relationships would result in certain efficiencies and cost savings to the funds over time.

* * *

In determining to approve the New Advisory Agreement, the Board concluded, based on representations from management, that shareholders of the Fund would experience no actual change in the portfolio management of the Fund as a result of the new contractual arrangement with Dreyfus and may over time experience efficiencies and cost savings. The Board noted also that the terms of the New Advisory Agreement were substantially identical to the terms of the Current Advisory Agreement between the Fund and TBCAM, and that the advisory fees to be paid to Dreyfus were identical to those currently paid to TBCAM.

The Board’s Deliberations

In determining whether to approve the New Advisory Agreement, the Independent Trustees received from Dreyfus a broad range of information in response to several written requests prepared on behalf of the Independent Trustees by their own legal counsel. The Independent Trustees met alone in private sessions with their legal counsel on several occasions, including at a special meeting devoted to these proposals on August 7, 2008, to review these materials and to discuss the New Advisory Agreement and other changes proposed by management. Representatives of management participated in portions of these sessions to provide an overview of Dreyfus’ organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees’ review of the materials and their deliberations. These included discussions as to the impact on the Fund, if any, of the engagement of Dreyfus as the Fund’s investment adviser and the related consolidation of certain other operations of the Fund under the Dreyfus organization.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: Dreyfus’ balance sheet and income statements, as well as an historical and pro forma profitability analysis of Dreyfus and of BNY Mellon with respect to the investment management services provided and to be provided, to the Fund, including profitability with respect to the custodian, transfer agent and securities lending services provided to the Fund by BNY Mellon affiliates, as well as a separate presentation of profitability relative to that of several publicly traded investment advisers;

21

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

(ii) Management Teams and Operations: Dreyfus’ Form ADV, as well as information concerning Dreyfus’ executive management, portfolio management, client service personnel and overall organizational structure, assets under management, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee, and expense ratios compared to other funds, and Dreyfus’ separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: TBCAM’s commentary on the Fund’s performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year; and

(v) Other Benefits: The benefits flowing to BNY Mellon and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of BNY Mellon.

In considering the approval of the Fund’s New Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the New Advisory Agreement and the compensation to Dreyfus provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services proposed to be provided to the Fund by Dreyfus. In their deliberations as to the approval of the New Advisory Agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have previously chosen to entrust TBCAM, the investment professionals of which would, under the proposal, also become associated with Dreyus to manage the portion of their assets invested in the Fund, under the supervision of the Board.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services to be provided by Dreyfus. The Board determined that the services to be provided were of high quality and at least commensurate with industry standards. The Board also placed significant weight on assurances provided by management that there would be no material changes in the nature or quality of the services provided, including in the personnel or processes utilized in providing investment management services to the Fund as a result of the appointment of Dreyfus and that no such changes were currently contemplated by management in the future.

The Trustees reviewed the background and experience of the Fund’s portfolio managers then employed by TBCAM, who would become associated with Dreyfus. In previous meetings the Trustees had heard from senior management of Dreyfus an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Dreyfus’ investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that Dreyfus, using the same investment professionals and resources then supplied by TBCAM, had the expertise and resources to manage the Fund effectively on a day-to-day basis.

Investment Performance

The Board considered the historical investment performance of TBCAM in managing the Fund against a peer group of investment companies selected by TBCAM with input from the Trustees. The Board also compared the Fund’s investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings against that universe. In addition to the information received by the Board for the August 27, 2008 Board meeting, the Trustees had received similar detailed comparative performance information for the Fund at regular Board meetings during the year.

The Board noted that the Fund commenced operations on July 20, 2007, and therefore, the Lipper information included returns only for the year to date and 3-month periods ended on May 31, 2008. The Lipper materials provided to the Board at the August 27 meeting indicated that the performance of the Fund these periods ending on May 31, 2008 was 0.39% and 8.06%, respectively. The Board found that for the year-to-date period and 3-month periods, the Fund had outperformed its peer group average returns of -1.15% and 6.60%, respectively.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate proposed to be paid by the Fund to Dreyfus which was identical to the fee then being paid together with written assurances that no increase in the fee payable by the Fund was contemplated. The Lipper data presenting the Fund’s “net management fees” included fees paid by the Fund, as calculated by Lipper, for administrative services provided by The Bank of New York Mellon, the Trust’s custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.

22

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund II

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

The Fund’s contractual advisory fee was 0.75%, in the 1st (best) quintile of its peer group of funds, the median fee of which was 0.80%. The Fund’s net management fee, after giving effect to expense limitations, was 0.00% (which included no administrative services fees under Lipper’s calculation methodology), well below the peer group median net management fee of 0.755%.

Based on the Lipper data, as well as other factors discussed at the August 27, 2008 Board meeting, the Board determined that the Fund’s proposed advisory fee under the New Advisory Agreement is reasonable relative to its peer group median and noted that it was identical to the advisory fee paid by the Fund under the Current Advisory Agreement.

The Board also compared the fees payable by the Fund relative to those payable by separate account clients of Dreyfus. Based on the additional scope and complexity of the services provided and responsibilities assumed by Dreyfus with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the New Advisory Agreement were reasonable relative to the nature and quality of the services provided.

The Board also considered the Fund’s total expense ratio and compared it to that of its peer group of similar funds. They found that the actual net expense ratio of 1.00% (after giving effect to expense limitations) was well below the median net expense ratio of the peer group of 1.19%, notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

The Board noted that TBCAM had voluntarily agreed to limit its fees and/or reimburse the Fund’s expenses to the extent necessary to limit the Fund’s total expense ratio (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) to 1.00% and that, although this arrangement is temporary and may be changed at any time, Dreyfus had represented to the Board that no change in this voluntary expense limitation was contemplated.

Adviser’s Profitability

The Board considered Dreyfus’ projected 2008 pro forma profitability in managing the Fund and, the Mellon Institutional Funds as a group (assuming integration of the Trust’s operations with the Dreyfus Funds had already occurred), as well as the methodology used to compute such profitability, and the various direct and indirect expenses expected to be incurred by Dreyfus. The Independent Trustees had observed that, based on the pro forma profitability information submitted to them by Dreyfus, Dreyfus expected to incur losses in managing several of the funds in the Mellon Institutional Funds family of funds. The Board compared this pro forma profitability with TBCAM’s actual historical profitability in managing the Fund and also reviewed the methodologies used in computing the pro forma and actual historical profitability. The Trustees observed that Dreyfus’ pro forma information indicated that the Fund would not have generated a profit for BNY Mellon for the twelve month period ended June 30, 2008. The Board noted that the rebranding and marketing strategies that formed a part of the plan to consolidate the Fund under the Dreyfus mutual fund organization could be expected to have a positive effect on Dreyfus’ profitability in future years, but that these effects may take time to be realized.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows. As in the case of profitability, the Trustees noted that the Fund’s becoming part of the Dreyfus mutual fund operations was expected to produce future economies of scale relative to its historical advisory relationship with TBCAM, but that these could not be projected and quantified currently. The Board concluded that, at existing asset levels and considering current asset growth projections, the implementation of fee breakpoints or other fee reductions was not necessary at this time.

Other Benefits

The Board also considered the additional benefits, based on information provided by management, flowing to BNY Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by BNY Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates had been selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that Dreyfus, TBCAM and BNY Mellon operate businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to BNY Mellon and its affiliates by virtue of their relationships with the Funds and the Mellon Institutional Funds as a group.

* * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund’s New Advisory Agreement and the compensation proposed to be paid to Dreyfus thereunder was fair and reasonable and, thus, voted to approve the New Advisory Agreement for up to one year from its effective date.

23

Trustees and Officers (Unaudited)

The following table lists the Trust’s trustees and officers; their ages, addresses and dates of birth; their positions with the Trust; the length of time holding that position(s) with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended September 30, 2008. The Fund’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

As discussed in the preceding special shareholders meeting disclosure, at a Special Meeting of Shareholders of the Trust held November 17, 2008, six individuals were elected as Trustees of the Trust, to replace the current Trustees.

Current Independent Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Trustee Remuneration (period ended September 30, 2008)
Samuel C. Fleming (68) 61 Meadowbrook Road Weston, MA 02493 9/30/40	Trustee	Trustee since 11/3/1986	Chairman Emeritus, Decision Resources, Inc. (“DRI”) (healthcare research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI	15	None	Fund: $3,408

Benjamin M. Friedman (64) c/o Harvard University Littauer Center 127 Cambridge, MA 02138 8/5/44	Trustee	Trustee since 9/13/1989	William Joseph Maier Professor of Political Economy, Harvard University	15	Pioneer Funds	Fund: $3,408

John H. Hewitt (73) P.O. Box 2333 New London, NH 03257 4/11/35	Trustee	Trustee since 11/3/1986	Retired	15	None	Fund: $3,408

Caleb Loring III (64) c/o Essex Street Associates P.O. Box 5600 Beverly, MA 01915 11/14/43	Trustee	Trustee since 11/3/1986	Trustee, Essex Street Associates (family investment trust office)	15	None	Fund: $3,701
Current Interested Trustee
J. David Officer (60) The Dreyfus Corporation 200 Park Ave., 55th Fl. New York, NY 10166 8/24/48	Trustee (Chairman), President and Chief Executive Officer	Since 2008	Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation; Executive Vice President of The Bank of New York Mellon Corporation; and Director and President of MBSC Securities Corporation	15	None	Fund: $0

*	Each trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

24

Principal Officers who are Not Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Anderson (43) BNY Mellon Asset Management One Boston Place Boston, MA 02108 7/14/65	Vice President, Treasurer and Chief Financial Officer	Vice President since 1999; Treasurer and CFO since 2002	Vice President and Mutual Funds Controller, BNY Mellon Asset Management; formerly Assistant Vice President and Mutual Funds Controller, Standish Mellon Asset Management Company, LLC

Denise B. Kneeland (57) BNY Mellon Asset Management One Boston Place Boston, MA 02108 8/19/51	Assistant Vice President and Secretary	Assistant Vice President since 1996; Secretary since 2007	First Vice President and Manager, Mutual Funds Operations, BNY Mellon Asset Management; formerly Vice President and Manager, Mutual Fund Operations, Standish Mellon Asset Management Company, LLC

Janelle E. Belcher (50) Founders Asset Management, LLC 210 University Boulevard Suite 800 Denver, CO 80206 4/11/58	Chief Compliance Officer	Since 2008	Vice President — Compliance, Founders Asset Management, LLC (“Founders”), Chief Compliance Officer, Founders, Dreyfus Founders Funds, Inc., and Mellon Optima L/S Strategy Fund, LLC

The Trustees of the Trust elected at the November 17, 2008 Special Meeting are set forth below:

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph S. DiMartino (64)	Corporate Director and Trustee	191 (including 14 Funds of the Trust)
Dreyfus Funds, Chairman of the Board CBIZ, Inc. (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director The Newark Group, Inc., a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

James M. Fitzgibbons (74)	Corporate Director	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member Bill Barrett Company, an oil and gas exploration company, Director

Kenneth A. Himmel (62)
President and CEO, Related Urban Development, a real estate development company (1996-Present); President and CEO, Himmel & Company, a real estate development company (1980-Present); CEO, American Food Management, a restaurant company (1983-Present)
		43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Stephen J. Lockwood (61)	Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

25

Principal Officers who are Not Trustees

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Roslyn M. Watson (58)	Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Benaree Pratt Wiley (62)
Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present); President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
		53 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member CBIZ, Inc. (formerly, Century Business Services Inc.), a provider of outsourcing functions for small and medium size companies, Director

The new Trustees will not take office until on or about December 1, 2008. Therefore, they did not receive remuneration from the Fund for the period ended September 30, 2008.

26

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

6943AR0908

MELLON INSTITUTIONAL FUNDS

Annual Report

Year Ended September 30, 2008

Newton
International Equity Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund’s portfolio holdings, access the most recent quarterly holdings report, semi-annual report or annual report on the Fund’s web site at http://www.melloninstitutionalfunds.com.

To access the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC’s web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

September 2008

Dear Mellon Institutional Fund Shareholder:

Not since the 1930s has the global financial landscape changed as dramatically or as swiftly as it did during the third quarter of 2008. Market participants have witnessed a series of truly historic events, including the nationalization of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the merger of Merrill Lynch with Bank of America, the takeover of AIG and the collapse of Washington Mutual. Although governments have noted the magnitude of the current crisis and are acting in coordinated efforts to restore liquidity to the credit markets, economic indicators have begun to show signs of a more significant slowdown in growth.

In this challenging environment, the market turbulence that has plagued investors since mid-2007 intensified last quarter. September proved to be one of the most volatile months on record for U.S. and world equity markets; the S&P 500 Index tumbled nearly 9% for the month, pulling its year-to-date return down to -19.3%, while the FTSE All-World Index lost just over 12% in U.S. dollar terms. In a reversal of the typical pattern during past market downturns, many small- and mid-cap indexes have suffered smaller declines this year than their large-cap counterparts.

Many fixed-income investments have also been seriously hampered by the recent turmoil. Despite meaningful steps by the U.S. government, including passage of a bill to fund a pool for mortgage assets, liquidity in some market sectors has reached all-time lows. Treasury yields have fallen amid heightened risk aversion and a continued flight to quality, leading to a further steepening of the yield curve. Spreads on asset-backed and corporate securities-even in traditionally higher-quality sectors-have widened to historically high levels versus Treasuries.

We believe that the damage to economic activity to this point has been substantial enough that a U.S. recession and a global recession are already underway. Although the economic weakness could be severe over the next several months, we currently expect a trough in the U.S. recession in the spring or summer of 2009. This outlook is based on our judgment that aggressive policy measures will foster a transition from the recent phase of disorderly deleveraging to a more orderly deleveraging of the financial system in early 2009.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Enclosed you will find your Fund’s annual report for the fiscal year ended September 30, 2008. Please feel free to contact us with questions or comments.

Sincerely,
J. David Officer
President

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Management Discussion and Analysis

Equity markets have been exceptionally volatile over the last 12 months. The Fund’s Class I outperformed its benchmark by 4.3% over the period, but with a disappointing return of –25.8% (versus the MSCI EAFE (US$) benchmark return of –30.1%).

Driven by our becalmed and debt & credit themes1, underweight exposure to the financial sector proved beneficial over the 12-month period as a whole and we have remained cautious about exposure to banks given our conviction that the crisis in global credit markets will not be overcome quickly. Where the Fund has exposure to banks, it is biased towards companies with modest loan-to-deposit ratios in areas of the world where leverage is relatively low (for example in Asia).

Both the oil and mining sectors made positive contributions to performance over the year (the mining sector particularly so). Notwithstanding sharp falls in share prices in these sectors during the third quarter, we remain positive about oil and mining areas given continuing supply constraints, but we reduced exposure to these areas during the second quarter given the near- term threat of slowing demand for energy and commodities. Telecommunications stocks were also beneficial to the Fund’s performance in the year under review and we retain a large overweight position in the sector given our positive outlook on the growth of mobile data (underscored in our networked world theme1).

Changes in the global financial landscape have occurred with extraordinary speed in recent weeks, but it would be folly to think that the challenges to which those changes testify will be resolved as quickly. The erosion of confidence in the financial sector has had, and will continue to have for the foreseeable future, profound implications in a number of areas. With governments and central banks broadly united in trying to find solutions to the financial crisis, confidence should be restored and credit conditions should stabilize, but heightened volatility will persist in markets in the meantime and it is important to recognize that the ‘new order’, whenever it is established, will be substantially different from the old order.

As the deleveraging process continues, in developed economies at least, a protracted period of ‘sub-trend’ economic growth seems unavoidable. With less plentiful and more costly credit, there will be strains on capital spending, on consumption and on asset prices. How great a force these trends exert on the world economy will depend in part on how resilient the less indebted (mostly developing) areas of the world prove to be in the face of the ‘mature’ economies’ travails, particularly in bringing about growth in domestic activity amid less favorable trading conditions.

The actions of authorities to surmount challenges should be supportive of economies and financial markets. Although the flooding of the world with liquidity might typically risk stoking inflation, it seems unlikely that ‘looser’ policy will impinge seriously on the tangible supply of money in economies given the necessity for

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Management Discussion and Analysis

banks in the months (perhaps years) ahead to seek and preserve capital rather than unleash it on their customers. Policymakers should be liberated, therefore, to take ameliorative action.

During turbulent times, it is imperative to retain perspective, and we remain confident that our thematically driven approach is appropriate in overcoming the longer-term challenges in markets.

John Bell, Director of Investment Management (Global Equities) Newton Investment Management Limited	Paul Markham, Director of Investment Management (Global Equities / EAFE) Newton Investment Management Limited

[1]	Rather than being unduly influenced by index benchmarks or fleeting market trends, one strand of Newton’s investment philosophy focuses on interpreting the key forces, ‘Themes’, that drive change over the long term. Newton’s analysts interpret these themes to highlight areas of investment opportunity. The themes referenced in this report include:

•	Becalmed – The industrialised world has witnessed significant declines in the volatility of both the business cycle and financial markets in recent years. As with most sustained trends, lower volatility is being perceived as permanent, and this has had very significant implications for investor attitudes to risk, leverage and asset prices.

•	Debt & Credit – The era of disinflation has fostered a supercycle of credit growth in many of the developed economies. In recent years the pace of credit expansion has accelerated in response to global financial deregulation, relatively loose monetary policy and innovations in structured finance. The resulting high level of corporate and individual leverage in these economies is in stark contrast to that prevailing in the developing world where savings rates remain high.

•	Networked World – Networks have already transformed our lives, but there is great scope for further expansion. Rapid increases in bandwidth continue to increase networks’ potential, and this is driving productivity gains. The explosive growth of mobile internet, combined with innovations in sensor technology, will generate profound changes in many industries

*	‘Newton’ refers to the following group of affiliated companies: Newton Investment Management Limited, Newton Capital Management Limited, Newton International Investment Management Limited, Newton Capital Management LLC and Newton Fund Managers (CI) Limited. Assets under management include assets managed by all of these companies except Newton Capital Management LLC, which provides marketing services in the U.S. for Newton Capital Management Limited. Except for Newton Capital Management LLC and Newton Capital Management Limited, none of the other Newton companies offer services in the U.S. Newton Capital Management Limited is an investment management firm, authorized and regulated in the UK by the Financial Services Authority in the conduct of investment business and is a wholly owned subsidiary of The Bank of NewYork Mellon Corporation. Registered in England no. 2675952. Newton Capital Management Limited is registered as an investment adviser under the Investment Advisers Act of 1940.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Comparison of Change in Value of $100,000 Investment in
Newton International Equity Fund (Class I shares) and the MSCI EAFE Index (Unaudited)

*	Performance for Class A, Class C and Class R shares will vary from the performance of Class I shares shown due to differences in charges and expenses.

**	Source: Lipper Inc.

Average Annual Total Returns (for period ended 9/30/2008)
	1 Year		Since Inception 12/21/2005
Class A shares
with maximum sales charge (5.75%)	(30.24	)%**	(1.23	)%**
without sales charge	(26.00	)%**	0.90	%**

Class C shares
with applicable redemption charge*	(26.83	)%**	0.82	%**
without redemption	(26.16	)%**	0.82	%**

Class I shares	(25.80)%		0.99%

Class R shares	(25.92	)%**	0.93	%**

*	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

**	The total return performance figures presented for Class A, C, and R shares of the fund represent the performance of the fund’s Class I shares for periods prior to March 31, 2008 (the inception date for Class A, C, and R shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains. The $100,000 line graph and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund’s investment adviser (if applicable), the fund’s total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSES AND VALUE OF A $1,000 INVESTMENT (assuming actual returns for the six months ended September 30, 2008)

	Class A	Class C	Class I	Class R
Expenses paid per $1,000†	$6.23	$9.57	$5.13	$7.35
Ending value (after expenses)	$781.50	$779.80	$783.50	$782.30

EXPENSES AND VALUE OF A $1,000 INVESTMENT (assuming a hypothetical 5% annualized return for the six months ended September 30, 2008)

	Class A	Class C	Class I	Class R
Expenses paid per $1,000†	$7.06	$10.83	$5.81	$8.32
Ending value (after expenses)	$1,018.00	$1,014.25	$1,019.25	$1,016.75

†	Expenses are equal to the Fund’s annualized expense ratio of 1.40% for Class A, 2.15% for Class C, 1.15% for Class I and 1.65% for Class R shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half year period).

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Portfolio Information as of September 30, 2008 (Unaudited)

The Fund is actively managed. Current holdings may be different than those presented below:

Top Ten Holdings*	Country	Sector	Percentage of Investments
Unilever NV	Netherlands	Consumer Staples	2.8%
Nestle SA	Switzerland	Consumer Staples	2.7
Vodafone Group PLC	United Kingdom	Telecommunication Services	2.6
Roche Holding AG	Switzerland	Health Care	2.6
Standard Chartered PLC	United Kingdom	Financials	2.2
Japan Tobacco, Inc.	Japan	Consumer Staples	2.0
Jardine Matheson Holdings Ltd.	Hong Kong	Financials	2.0
Novartis AG	Switzerland	Health Care	1.9
Deutsche Boerse AG	Germany	Financials	1.9
Mizuho Financial Group, Inc.	Japan	Financials	1.8
			22.5%

*	Excludes short-term securities.

Geographic Region Allocation*	Percentage of Investments
Europe ex UK	40.5%
Far East ex Japan	12.4
Japan	19.3
Latin America	5.0
North America	1.5
United Kingdom	19.6
Other	1.7
100.0%

*	Excludes short-term securities.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
UNAFFILIATED INVESTMENTS—94.3%
Australia—3.6%
Newcrest Mining Ltd.	15,596		342,187
QBE Insurance Group Ltd.	47,396		1,024,041
Telstra Corp. Ltd.	304,436		1,020,734
			2,386,962
Austria—0.6%
Strabag SE	9,127		405,519

Brazil—4.1%
All America Latina Logistica SA	43,795		299,115
GVT Holding SA	20,000	[a]	302,511
JBS SA	133,200		331,705
Petroleo Brasileiro SA—ADR	29,412		1,100,597
Tele Norte Leste Participacoes SA—ADR	40,334		704,232
			2,738,160
Canada—1.4%
EnCana Corp.	8,335		532,325
Suncor Energy, Inc.	9,517		393,523
			925,848
Denmark—1.1%
A P Moller-Maersk AS, Class B	82		716,548

Finland—2.0%
Elisa OYJ	26,490		522,186
Nokia Oyj	43,382		808,701
			1,330,887
France—4.1%
Alstom SA	6,329		477,235
AXA SA	28,227		925,298
GDF Suez SA	10,346		541,322
Thales SA	14,909		756,502
			2,700,357
Germany—8.8%
Bayer AG	13,549		988,910
Deutsche Boerse AG	12,851		1,171,504
E. On AG	16,116		816,109
Fresenius Medical Care AG & Co. KGaA	11,921		613,731
Gerry Weber International AG	12,514		279,323
K+S AG	11,203		784,032
SAP AG	12,881		691,635
Symrise AG	31,418		537,655
			5,882,899

The accompanying notes are an integral part of the financial statements.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Hong Kong—4.1%
China Resources Land Ltd.	468,000		491,393
Harbin Power Equipment Co., Ltd.	116,000		82,867
Huabao International Holdings Ltd.	710,000		544,410
Jardine Matheson Holdings Ltd.	47,600	[b]	1,243,417
Sun Hung Kai Properties Ltd.	36,000		369,675
			2,731,762
Indonesia—0.4%
PT Bumi Resources TBK	744,500		246,484

Japan—18.2%
Canon, Inc.	16,600		620,713
Daiwa Securities Group, Inc.	87,000		623,534
Ibiden Co., Ltd.	17,900		436,065
Japan Tobacco, Inc.	331		1,246,340
KDDI Corp.	198		1,109,160
Mitsubishi Corp.	36,000		749,257
Mitsubishi UFJ Financial Group, Inc.	77,500		671,914
Mizuho Financial Group, Inc.	263		1,154,036
Nintendo Co., Ltd.	1,000		416,344
Nissan Motor Co., Ltd.	171,800		1,152,813
NTT Urban Development Corp.	562		681,737
Olympus Corp.	20,000		584,828
Sawai Pharmaceutical Co., Ltd.	6,600		260,286
T&D Holdings, Inc.	13,350		712,005
Takeda Pharmaceutical Co., Ltd.	15,600		785,773
Yamada Denki Co., Ltd.	12,280		931,226
			12,136,031
Luxembourg—1.5%
ArcelorMittal	5,505		275,554
Millicom International Cellular SDR	10,779		737,403
			1,012,957
Malaysia—0.9%
Bursa Malaysia Bhd	70,000		131,040
Telekom Malaysia Bhd	457,800	[b]	437,240
			568,280
Netherlands—3.4%
Koninklijke Philips Electronics NV	17,829		488,143
Unilever NV	62,562		1,767,304
			2,255,447
Norway—2.4%
Aker Solutions ASA	19,270		308,947
StatoilHydro ASA	39,793		948,945
Subsea 7, Inc.	25,214	[a]	337,938
			1,595,830

The accompanying notes are an integral part of the financial statements.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Peru—0.6%
Credicorp Ltd.	6,534		406,743

Russia—1.1%
AFK Sistema—GDR	26,853		438,241
OAO Gazprom—ADR	8,936		276,569
			714,810
Singapore—0.9%
DBS Group Holdings Ltd.	24,000		283,802
Indofood Agri Resources Ltd.	516,000	[a,b]	288,924
			572,726
South Africa—0.5%
Gold Fields Ltd.	36,399	[b]	352,525

South Korea—0.3%
LG Telecom Ltd.	25,678		214,784

Sweden—1.3%
Telefonaktiebolaget LM Ericsson, Class B	95,391		899,549

Switzerland—13.0%
ABB Ltd.	25,050	[a]	480,790
Actelion Ltd.	11,425	[a]	584,406
Bank Sarasin & Cie AG, Class B	6,868		262,719
Lonza Group AG	3,643		453,275
Nestle SA	39,891		1,726,136
Nobel Biocare Holding AG	20,719		694,967
Novartis AG	22,624		1,183,883
Roche Holding AG	10,280		1,603,231
Syngenta AG	2,132		452,891
Verwalt & Privat-Bank AG	3,480		557,336
Zurich Financial Services AG	2,353		652,527
			8,652,161
Taiwan—0.8%
Taiwan Semiconductor Manufacturing Co., Ltd. SP—ADR	55,610		517,729

Thailand—0.8%
Advanced Info Service PCL	56,100		134,976
Bangkok Bank PCL	101,500		312,072
Bank of Ayudhya PCL	193,700		97,369
			544,417
United Kingdom—18.4%
Admiral Group PLC	31,585		579,613
Anglo American PLC	12,981		433,936
BAE Systems PLC	115,663		848,788
BHP Billition PLC	38,401		868,573
British American Tobacco PLC	31,315		1,023,138
Cable & Wireless PLC	330,679		979,406

The accompanying notes are an integral part of the financial statements.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
United Kingdom (continued)
GlaxoSmithKline PLC	35,629		769,678
ICAP PLC	64,759	[b]	418,537
Prudential PLC	43,612		401,404
Sibir Energy PLC	69,895	[a]	484,248
Smith & Nephew PLC	64,124		675,838
St. James’s Place PLC	87,013		337,858
Standard Chartered PLC	56,372		1,369,175
Tesco PLC	85,304		593,193
Venture Production PLC	47,098		517,706
Vodafone Group PLC	746,900		1,649,911
Xstrata PLC	10,608		328,337
			12,279,339
TOTAL UNAFFILIATED INVESTMENTS (Cost $74,860,830)			62,788,754
AFFILIATED INVESTMENT—7.5%
Dreyfus Institutional Preferred Plus Money Market Fund (Cost $5,010,433)	5,010,433	[c]	5,010,433
TOTAL INVESTMENTS—101.8% (Cost $79,871,263)			67,799,187
LIABILITIES IN EXCESS OF OTHER ASSETS—(1.8%)			(1,202,111)
NET ASSETS—100%			66,597,076

Notes to Schedule of Investments:

ADR — American Depository Receipts

GDR — Global Depository Receipts

SDR — Special Drawing Rights

a Non-income producing security.

b Purchased on a delayed delivery basis.

c Affiliated institutional money market fund.

At September 30, 2008, the Fund held the following forward foreign currency exchange contracts:

Contracts to Deliver	Local Principal Amount	Contract Value Date	Value at September 30, 2008	USD Amount to Receive	Unrealized Appreciation (Depreciation)
Australian Dollar	48,239	10/1/2008	$38,108	$40,014	$1,906
Australian Dollar	951,000	3/13/2009	742,930	787,917	44,987
British Pound	2,015,000	11/14/2008	3,589,563	3,797,854	208,291
British Pound	559,000	2/13/2009	994,313	1,025,883	31,570
Euro	990,000	3/13/2009	1,397,253	1,359,115	(38,138)
Japanese Yen	114,093,689	11/14/2008	1,080,646	1,071,302	(9,344)
South African Rand	2,134,519	10/1/2008	258,132	260,735	2,603
South African Rand	658,428	10/2/2008	79,625	80,512	887
South African Rand	685,010	10/3/2008	82,840	83,285	445
			$8,263,410	$8,506,617	$243,207

The accompanying notes are an integral part of the financial statements.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Schedule of Investments — September 30, 2008

Contracts to Receive	Principal Amount	Contract Value Date	Value at September 30, 2008	USD Amount to Deliver	Unrealized Appreciation (Depreciation)
Australian Dollar	151,603	10/3/2008	$119,767	$122,171	$(2,404)
British Pound	309,068	10/2/2008	549,430	558,269	(8,839)
British Pound	546,000	11/14/2008	972,656	1,071,302	(98,646)
British Pound	592,321	2/13/2009	1,053,582	1,025,883	27,699
Canadian Dollar	51,281	10/2/2008	48,192	48,990	(798)
Danish Krone	191,334	10/2/2008	36,116	36,857	(741)
Euro	213,815	10/1/2008	300,987	307,020	(6,033)
Hong Kong Dollar	455,494	10/3/2008	58,666	58,631	35
Japanese Yen	68,352,140	10/1/2008	642,770	650,929	(8,159)
Japanese Yen	57,014,961	10/3/2008	536,157	542,697	(6,540)
Japanese Yen	399,127,008	11/14/2008	3,780,360	3,797,854	(17,494)
Japanese Yen	142,229,723	3/13/2009	1,364,444	1,328,600	35,844
Norwegian Krone	483,099	10/2/2008	82,258	83,696	(1,438)
Singapore Dollar	18,847	10/6/2008	13,119	13,188	(69)
South African Rand	147,936	10/6/2008	17,891	17,811	80
Swedish Krona	592,522	10/2/2008	85,604	87,039	(1,435)
Swiss Franc	449,765	10/2/2008	400,254	409,250	(8,996)
			$10,062,253	$10,160,187	$(97,934)

Economic Sector Allocation	Percentage of Net Assets
Energy	7.7%
Materials	7.4
Industrials	8.0
Consumer Discretionary	3.6
Consumer Staples	10.5
Health Care	13.8
Financials	22.3
Information Technology	6.6
Telecommunications Services	12.4
Utilities	2.0
Short-term and Other Assets	5.7
100.0%

The accompanying notes are an integral part of the financial statements.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Statement of Assets and Liabilities
September 30, 2008

Assets
Investment in securities, at value (Note 1A):
Unaffiliated investments (cost $74,860,830)		$62,788,754
Affiliated investments (Note 1H) (cost $5,010,433)		5,010,433
Cash		5,102
Foreign currency, at value (cost $58,071)		8,742
Receivable for Fund shares sold		1,636,385
Receivable for investments sold		593,768
Unrealized appreciation on forward foreign currency exchange contracts (Note 6)		354,347
Interest and dividends receivable		184,788
Prepaid expenses		5,002
Total assets		70,587,321
Liabilities
Payable for investments purchased	$3,630,021
Accrued investment advisory fee (Note 2)	34,243
Unrealized depreciation on forward foreign currency exchange contracts (Note 6)	209,074
Accrued accounting, custody, administration and transfer agent fees (Note 2)	56,029
Accrued professional fees	46,609
Accrued trustees’ fees (Note 2)	2,635
Accrued shareholder service and 12b-1 fees (Note 2)	2,442
Accrued shareholder reporting fees (Note 2)	2,219
Payable for Fund shares redeemed	1,001
Accrued chief compliance officer fees (Note 2)	429
Other accrued expenses and liabilities	5,543
Total liabilities		3,990,245
Net Assets		$66,597,076
Net Assets consist of:
Paid-in capital		$75,619,242
Accumulated net realized gain		2,541,721
Undistributed net investment income		299,395
Net unrealized depreciation		(11,863,282)
Total Net Assets		$66,597,076

Net Asset Value Per Share

	Class A	Class C	Class I	Class R
Net Assets ($)	4,411,513	398,565	61,779,198	7,800
Shares of beneficial interest outstanding	242,676	21,971	3,392,203	427.90
Net Asset Value, offering and redemption price per share
(Net Assets/Shares outstanding) ($)	18.18	18.14	18.21	18.23
Sales charge	5.75%	NONE	NONE	NONE
Class A maximum offering price per share [NAV/(100% — Sales charge)]	19.29	—	—	—
Contingent deferred sales charge (CDSC)	NONE*	1.00%	NONE	NONE

*	Class A Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

The accompanying notes are an integral part of the financial statements.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Statement of Operations
For the Year Ended September 30, 2008

Investment Income (Note 1B)
Dividend income from unaffiliated investments (net of foreign withholding taxes $124,001)		$1,211,948
Dividend income from affiliated investments (Note 1H)		36,634
Interest income		81
Total investment income		1,248,663
Expenses
Investment advisory fee (Note 2)	$401,771
Accounting, custody, administration and transfer agent fees (Note 2)	185,939
Registration fees	59,045
Professional fees	99,110
Trustees’ fees and expenses (Note 2)	9,492
Insurance expense	1,689
12b1 fee — Class C (Note 2)	573
12b1 fee — Class R (Note 2)	12
Shareholder services fee — Class A (Note 2)	1,654
Shareholder services fee — Class C (Note 2)	191
Shareholder services fee — Class R (Note 2)	12
Miscellaneous expenses	53,561
Total expenses	813,049
Deduct:
Waiver of invesment advisory fee (Note 2)	(219,955)
Waiver of class operating expenses (Note 2)	(12,642)
Total expense deduction	(232,597)
Net Expenses		580,452
Net investment income		668,211
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3,568,942
Foreign currency transactions and forward foreign currency exchange transactions	2,235
Net realized gain (loss)		3,571,177
Change in unrealized appreciation (depreciation) on:
Investments	(21,004,870)
Foreign currency translations and forward foreign currency exchange contracts	190,409
Change in net unrealized appreciation (depreciation)		(20,814,461)
Net realized and unrealized gain (loss) on investments		(17,243,284)
Net Increase (Decrease) in Net Assets from Operations		$(16,575,073)

The accompanying notes are an integral part of the financial statements.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2008a	For the Year Ended September 30, 2007
Increase (Decrease) in Net Assets:

From Operations
Net investment income (loss)	$668,211	$629,470
Net realized gain (loss)	3,571,177	2,746,314
Change in net unrealized appreciation (depreciation)	(20,814,461)	6,887,012
Net increase (decrease) in net assets from investment operations	(16,575,073)	10,262,796
Distributions to Shareholders (Note 1C)
From investment income:
Class A shares	(1,082)	—
Class C shares	(733)	—
Class I shares	(708,426)	(368,981)
Class R shares	(37)	—
From net realized gains on investments:
Class I shares	(3,740,815)	(228,378)
Total distributions to shareholders	(4,451,093)	(597,359)
Fund Share Transactions (Note 4)
Net proceeds from sale of shares:
Class A shares	5,173,646	—
Class C shares	475,874	—
Class I shares	33,433,744	6,010,275
Class R shares	10,000	—
Dividend reinvestment:
Class A shares	1,027	—
Class C shares	678	—
Class I shares	788,804	105,224
Cost of shares redeemed:
Class A shares	(59,133)	—
Class I shares	(1,335,835)	—
Net increase (decrease) in net assets from Fund share transactions	38,488,805	6,115,499
Total Increase (Decrease) in Net Assets	17,462,639	15,780,936

Net Assets
At beginning of year	49,134,437	33,353,501
At end of year (including undistributed net investment income of $299,395 and $334,026, respectively)	$66,597,076	$49,134,437

a	The Fund commenced offering four classes of shares on March 31, 2008. The existing shares were redesignated Class I shares and the Fund added Class A, Class C and Class R shares.

The accompanying notes are an integral part of the financial statements.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Financial Highlights

	Class A Shares For the Period March 31, 2008 (commencement of operations) to September 30, 2008	Class C Shares For the Period March 31, 2008 (commencement of operations) to September 30, 2008
Net Asset Value, Beginning of Period	$23.37	$23.37
From Operations:
Net investment income* (a)	0.14	0.05
Net realized and unrealized gain (loss) on investments	(5.20)	(5.15)
Total from operations	(5.06)	(5.10)
Less Distributions to Shareholders:
From net investment income	(0.13)	(0.13)
Net Asset Value, End of Period	$18.18	$18.14
Total Return (b,c,d)	(21.78%)	(21.95%)
Ratios/Supplemental Data:
Expenses (to average daily net assets)* (e)	1.40%	2.15%
Net Investment Income (to average daily net assets)* (e)	1.61%	0.49%
Portfolio Turnover (d)	105%	105%
Net Assets, End of Period (000’s omitted)	$4,412	$399

*For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios, excluding waivers and reimbursement, would have been:

Net investment income per share (a)	$0.06	$(0.36)
Ratios (to average daily net assets):
Expenses (e)	2.35%	6.42%
Net investment income (e)	0.66%	(3.78%)

(a)	Calculated based on average shares outstanding.

(b)	Total return would have been lower in the absence of expense waivers. Returns for periods of less than one year have not been annualized.

(c)	Exclusive of sales charge.

(d)	Not annualized.

(e)	Computed on an annualized basis.

The accompanying notes are an integral part of the financial statements.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Financial Highlights

	Class I Shares
	For the Year Ended September 30, 2008[a]	For the Year Ended September 30, 2007	For the Period December 21, 2005 (commencement of operations) to September 30, 2006
Net Asset Value, Beginning of Period	$26.94	$21.51	$20.00
From Operations:
Net investment income* (b)	0.31	0.35	0.27
Net realized and unrealized gain (loss) on investments	(6.64)	5.41	1.54
Total from operations	(6.33)	5.76	1.81
Less Distributions to Shareholders:
From net investment income	(0.35)	(0.20)	(0.30)
From net realized gains on investments	(2.05)	(0.13)	—
Total distributions to shareholders	(2.40)	(0.33)	(0.30)
Net Asset Value, End of Period	$18.21	$26.94	$21.51
Total Return (c)	(25.80%)	26.92%	9.15%(d)
Ratios/Supplemental Data:
Expenses (to average daily net assets)*	1.15%	1.15%	1.15%(e)
Net Investment Income (to average daily net assets)*	1.33%	1.45%	1.63%(e)
Portfolio Turnover	105%	87%	84%(d)
Net Assets, End of Period (000’s omitted)	$61,779	$49,134	$33,354

*For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios, excluding waivers and reimbursement, would have been:

Net investment income per share (b)	$0.20	$0.30	$0.21
Ratios (to average daily net assets):
Expenses	1.59%	1.36%	1.53%(e)
Net investment income	0.88%	1.24%	1.25%(e)

(a)	The Fund commenced offering four classes of shares on March 31, 2008. The existing shares were redesignated Class I shares and the Fund added Class A, Class C and Class R shares.

(b)	Calculated based on average shares outstanding.

(c)	Total return would have been lower in the absence of expense waivers. Returns for periods of less than one year have not been annualized.

(d)	Not annualized.

(e)	Computed on an annualized basis.

The accompanying notes are an integral part of the financial statements.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Financial Highlights

Class R Shares For the Period March 31, 2008 (commencement of operations) to September 30, 2008
Net Asset Value, Beginning of Period	$23.37
From Operations:
Net investment income* (a)	0.13
Net realized and unrealized gain (loss) on investments	(5.18)
Total from operations	(5.05)
Less Distributions to Shareholders:
From net investment income	(0.09)
Net Asset Value, End of Period	$18.23
Total Return (b,c)	(21.75%)
Ratios/Supplemental Data:
Expenses (to average daily net assets)* (d)	1.65%
Net Investment Income (to average daily net assets)* (d)	1.19%
Portfolio Turnover (c)	105%
Net Assets, End of Period (000’s omitted)	$8

*For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios, excluding waivers and reimbursement, would have been:

Net investment income per share (a)	$(6.76)
Ratios (to average daily net assets):
Expenses (d)	63.46%
Net investment income (d)	(60.62%)

(a)	Calculated based on average shares outstanding.

(b)	Total return would have been lower in the absence of expense waivers. Returns for periods of less than one year have not been annualized.

(c)	Not annualized.

(d)	Computed on an annualized basis.

The accompanying notes are an integral part of the financial statements.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Notes to Financial Statements

(1)	Organization and Significant Accounting Policies:

Mellon Institutional Funds Investment Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Newton International Equity Fund (the “Fund”), which commenced operation on December 21, 2005, is a separate diversified investment series of the Trust.

The Fund is authorized to issue an unlimited number of shares of beneficial interest in each of the following classes of shares: Class A, Class C, Class I and Class R. On March 31, 2008, the Fund’s Class A, C and Class R shares commenced operations and the existing shares of the Fund were redesignated as Class I shares. Class A, Class C and R shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution or to qualified institutional investors who are advisory clients of the fund’s investment adviser, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in common stocks or securities convertible into common stocks (such as convertible preferred stocks, warrants and convertible bonds) of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the Fund’s net assets will be invested in countries represented in the Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE) Index. The Fund may invest up to 20% of its assets in emerging market countries.

Effective December 1, 2008, the Trust’s name will change to Dreyfus Investment Funds and the Fund’s name will change to Dreyfus/Newton International Equity Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Investment security valuations

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Securities are valued at the last sale price on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund’s assets that are invested in one or more open-end regulated investment companies (“RICs”), the Fund’s net asset value (“NAV”) will be calculated based upon the NAVs of such RICs.

Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

Because foreign markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), the Fund may value its assets by a method the Trustees believe accurately reflects the fair value. The Trustees have adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised by the Trustees from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Fund to a significant extent.

Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Notes to Financial Statements

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

B. Securities transactions and income

Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

C. Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund’s distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and passive foreign investment companies (PFIC).

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end will be distributed in the following year.

Section 988 of the Internal Revenue Code (the “Code”) provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

D. Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, fund expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Transfer agent fees, which are directly attributable to a class of shares, are charged to that share class. Rule 12b-1 fees, which are directly attributable to Class C and R shares, and shareholder service fees, which are directly attributable to Class A, C and R shares, are charged to Class A, C and R shares, as appropriate.

E. Foreign currency transactions

The Fund maintains its books and records in U.S. dollars. Investment security valuations and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Notes to Financial Statements

F. Foreign investment risk

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

G. Commitments and contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

H. Affiliated issuers

Affiliated issuers are investment companies advised by Newton Capital Management Ltd., a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), or its affiliates. During the year ended September 30, 2008, the Fund invested available cash balances and cash collateral from securities lending in affiliated money market funds. During the period, each affiliated investment maintained a $1 net asset value, as such, there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation). Dividends from affiliated investments are reflected in the statement of operations.

I. New accounting requirements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

(2) Investment Advisory Fee and Other Transactions with Affiliates:

The investment advisory fee paid to Newton for overall investment advisory and administrative services, and general office facilities, is paid payable monthly at the annual rate of 0.80% of the Fund’s average daily net assets. Newton voluntarily agreed to limit the Fund’s total annual operating expenses (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses for Class A, C, I and R shares, and also excluding shareholder services fees for Class A, C and R shares and Rule 12b-1 fees for Class C and R shares) to 1.15% of the average daily net assets of Class A, C, I and R shares. If you include the affect of Rule 12b-1 fees and shareholder services fees (where applicable), the total annual operating expense limitation for each class is as follows: Class A: 1.40%, Class C: 2.15%, Class I: 1.15% and Class R: 1.65%. Pursuant to this arrangement, for the year ended September 30, 2008, Newton voluntarily waived a portion of its investment advisory fee for Class I shares in the amount of $219,955, and for the period March 31, 2008 (commencement of operations) to September 30, 2008, reimbursed Class A, C and R shares for class specific and fund operating fees in the amounts of $6,389, $3,303 and $2,950, respectively. This arrangement is voluntary and temporary and may be discontinued or revised by Newton at any time.

MBSC Securities Corporation (“MBSC”), a wholly-owned subsidiary of BNY Mellon and affiliate of Newton, is the distributor of the Fund’s shares. Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C and Class R shares pay MBSC for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class C shares and 0.25% of the value of the average daily net assets of Class R shares. For the year ended September 30, 2008, Class C and Class R shares were charged $573 and $12, respectively, pursuant to the Plan.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Notes to Financial Statements

Under the Shareholder Services Plan, Class A, Class C and Class R shares pay MBSC at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. MBSC may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. MBSC determines the amounts to be paid to Service Agents. During the year ended September 30, 2008, Class A, Class C and Class R shares were charged $1,654, $191 and $12, respectively, pursuant to the Shareholder Services Plan. Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

During the period ended September 30, 2008, MBSC retained $5,284 from commissions earned on sales of the Fund’s Class A.

The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of Newton, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $2,588 for Class I shares, for the year ended September 30, 2008, and the amounts of $2,943, $2,931, $2,928, for Class A, C and R shares, respectively, for the period March 31, 2008 (commencement of operations) to September 30, 2008.

The Trust entered into an agreement with The Bank of New York Mellon, formerly Mellon Bank, N.A. (“BNYM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Newton, to provide custody, administration and fund accounting services for the Fund. For these services the Fund pays BNYM a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $169,388 for the year ended September 30, 2008.

The Trust entered into two separate agreements with BNYM, formerly The Bank of New York, that enables the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $10,517 for the year ended September 30, 2008, which amount is included in miscellaneous expenses in the statement of operations. See Note 7 for further details.

The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust’s Chief Compliance Officer. For the year ended September 30, 2008, the Fund was charged $5,488, which amount is included in miscellaneous expenses in the statement of operations. No other director, officer or employee of Newton or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of Newton or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of Newton, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $2,482, which amount is included in miscellaneous expenses in the statement of operations, for the year ended September 30, 2008.

The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund’s average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor’s promotional efforts. For the year ended September 30, 2008, the Fund was not assessed an administrative service fee by an affiliate of BNY Mellon.

(3) Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2008 were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$84,094,961	$52,372,024

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Notes to Financial Statements

(4) Shares of Beneficial Interest:

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

For the period March 31, 2008 (commencement of operations) to September 30, 2008
Class A
Shares sold	245,534
Shares issued to shareholders in reinvestment of distributions	44
Shares redeemed	(2,902)
Net increase (decrease)	242,676

For the period March 31, 2008 (commencement of operations) to September 30, 2008
Class C
Shares sold	21,942
Shares issued to shareholders in reinvestment of distributions	29
Net increase (decrease)	21,971

	For the Year Ended September, 2008*	For the Year Ended September 30, 2007
Class I
Shares sold	1,600,217	269,340
Shares issued to shareholders in reinvestment of distributions	31,890	4,269
Shares redeemed	(63,981)	—-
Net increase(decrease)	1,568,126	273,609

For the period March 31, 2008 (commencement of operations) to September 30, 2008
Class R
Shares sold	428
Net increase(decrease)	428

*	The existing shares were redesignated Class I.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Notes to Financial Statements

At September 30, 2008, seven shareholders of record (including MBC Investments Corp., a wholly-owned subsidiary of BNY Mellon and an affiliate of Newton), in the aggregate held approximately 33.3%, 61.7%, 72.1% and 100% of the total outstanding shares of the Fund’s Class A, C, I and R shares, respectively. Investment activities of these shareholders could have a material impact on the Fund. For example, a significant redemption by such shareholders could result in illiquid or less liquid investments comprising a large portion of the Fund’s portfolio.

The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days (for Class I shares) or 60 days (for Class A, C and R shares) from the day of their purchase. The redemption fee is paid directly to the applicable share class of the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2008, the Fund did not assess any redemption fees.

(5) Federal Taxes:

Each year, the Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

During the current year, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and valuing the benefit management believes it would recover. Management believes the Fund will realize the full benefit of the tax positions it has taken and, therefore, no provision has been recorded in the accompanying financial statements.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2008 were as follows:

Cost for federal income tax purposes	$80,074,891
Gross unrealized appreciation	$401,418
Gross unrealized depreciation	(12,677,122)
Net unrealized appreciation (depreciation)	$(12,275,704)
Undistributed ordinary income	$986,334
Undistributed capital gains	2,223,165
Total distributable earnings	$3,209,499

The tax character of distributions paid during fiscal years ended September 30, 2008 and September 30, 2007 was as follows:

	2008	2007
Ordinary income	$2,291,606	$597,359
Capital gains	2,159,487	—-
Total distributions	$4,451,093	$597,359

(6) Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

The Fund may trade the following financial instruments with off-balance sheet risk:

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Notes to Financial Statements

Options

Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund’s exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract’s exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract, or if the counterparty does not perform under the contract’s terms.

Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers including counterparties.

During the year, the Fund did not hold written options.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any appreciation or depreciation are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward foreign currency exchange contracts are used by the Fund primarily to protect the value of the Fund’s foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward foreign currency exchange contracts is included in the Statement of Assets and Liabilities. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

At September 30, 2008, the Fund held forward foreign currency exchange contracts. See the Schedule of Investments for further details.

(7) Line of Credit:

On behalf of the Fund and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. For the year ended September 30, 2008, the Fund had average borrowings outstanding of $278,656 for a total of thirty-two days and incurred interest expense of $1,189. At September 30, 2008, the Fund did not have a loan balance outstanding.

(8) Subsequent Event:

On August 27, 2008, the Trust’s Board of Trustees approved the appointment of The Dreyfus Corporation (“Dreyfus”) to serve as the Fund’s investment adviser and the appointment of Newton to serve as the Fund’s sub-investment adviser, each appointment to be effective as of December 1, 2008. The terms of the new investment advisory agreement are substantially similar to the terms of the current advisory agreement between the Fund and Newton, and the advisory fees to be paid to Dreyfus are identical to those currently paid to Newton. Under the new advisory agreement, Dreyfus has retained Newton to be the sub-investment adviser to the Fund and Dreyfus is solely responsible for paying Newton’s sub-investment advisory fee.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Newton International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Newton International Equity Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 28, 2008

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders was held on November 17, 2008 for the purpose of recommending a new slate of trustees for election. On or about October 10, 2008, the Trust sent to all shareholders of record as of September 3, 2008 a notice and a proxy statement in connection with the Special Meeting which contained relevant information regarding the nominees and the current trustees’ recommendation to the Trust’s shareholders that they vote for the election of these nominees to serve in their stead. At the meeting, the following nominees were elected in place of the current trustees: Joseph S. DiMartino, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson, and Benaree Pratt Wiley. It is expected that these individuals will assume their roles on or about December 1, 2008.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

Background and Summary

The 1940 Act requires that a majority of the Board of Trustees, including a majority of the Trustees who are not affiliated with Newton International Equity Fund (the “Fund”), any investment adviser to the Fund or the principal underwriter (the “Independent Trustees”), voting separately, approve the Fund’s advisory agreements and the related fees.

At their meeting held on August 27, 2008, the Board of Trustees and Independent Trustees, by majority vote, approved a new investment advisory agreement (the “New Advisory Agreement”), effective December 1, 2008, between Mellon Institutional Funds Investment Trust (the “Trust”), on behalf of the Fund, and a new advisor, The Dreyfus Corporation (“Dreyfus” or an “Adviser”) and a new sub-investment advisory agreement (the “New Sub-Investment Advisory Agreement”) between Dreyfus and the Fund’s current investment adviser, Newton Capital Management Limited (“Newton” or an “Adviser”) with respect to the Fund and recommended that the shareholders of the Fund vote to approve each of the agreements. (Dreyfus and Newton are collectively referred to as the “Advisers”).

On or about October 3, 2008, the Fund sent shareholders a Notice and Proxy Statement concerning a Special Meeting of Shareholders (the “Special Meeting”) asking shareholders to vote on the New Advisory Agreement and New Sub-Investment Advisory Agreement. As described further below, the proposal to approve the new agreements and the appointment of Dreyfus as the investment adviser to the Fund, relate to a larger process currently underway at The Bank of New York Mellon Corporation (“BNY Mellon”). The Special Meeting was held on November 17, 2008, and the New Advisory Agreement and New Sub-Investment Advisory Agreement were approved. Therefore, effective on or about December 1, 2008, Dreyfus will replace Newton as the Fund’s investment adviser. Newton will serve as the Fund’s sub-investment adviser.

The new agreements will replace the existing investment advisory agreement between the Trust, on behalf of the Fund, and Newton (the “Current Advisory Agreement”). The New Advisory Agreement, the New Sub-Investment Advisory Agreement and the appointment of Dreyfus as the Fund’s investment adviser were proposed to the Trustees and shareholders in the context of a larger proposed rebranding and consolidation of mutual fund businesses of BNY Mellon. Specifically, BNY Mellon proposed to consolidate substantially all of its mutual fund businesses, including the Fund and all of the other funds comprising the Trust, under the Dreyfus name, organization and infrastructure. Dreyfus is currently BNY Mellon’s primary mutual fund business unit, with approximately $340 billion in assets under management and approximately 180 mutual fund portfolios. The appointment of Dreyfus as investment adviser to all the Funds comprising the Trust consolidates the proprietary mutual fund investment management operations of three BNY Mellon advisory firms, Newton, The Boston Company Asset Management LLC and Standish Mellon Asset Management Company LLC, into a single BNY Mellon company, Dreyfus. Following completion of this consolidation, it is expected that the Trust and all of the Funds will be rebranded and marketed under the Dreyfus name.

In proposing the New Advisory Agreement, the New Sub-Investment Advisory Agreement and the appointment of Dreyfus as the Fund’s adviser, management provided the Board with written assurances that, if approved as to the Fund, this consolidation would not result in any change in the portfolio management of the Fund, the investment professionals who serve the Fund, or the fees charged for these services. Instead, the portfolio managers and research analysts who have provided services to the Fund in the past would continue to do so under the New Sub-Investment Advisory Agreement using the same investment process they have used previously, except that they will have the added benefit of the oversight and supervision supplied by Dreyfus.

Management proposed also to transfer simultaneously certain non-advisory functions and operations to corresponding units within Dreyfus and to combine certain of the Trust’s outside service provider relationships with those of the Dreyfus funds.

In connection with these changes, the current Board of Trustees also determined to recommend to shareholders of the Trust the election of six individuals, each of whom currently serves as independent trustee or director of funds managed by Dreyfus, to serve in their stead.

At the Board’s request, management provided information as to the combined financial impact of these changes on the Trust. This information indicated that the consolidation of the Trust’s Board, advisory functions, other operations of the Trust, and the service provider relationships would result in certain efficiencies and cost savings to the funds over time.

* * *

In determining to approve the New Advisory Agreement, the Board noted that the terms of the New Advisory Agreement are substantially similar to the terms of the Current Advisory Agreement between the Fund and Newton, and that the fees to be paid to Dreyfus are identical to those currently paid to Newton. The Board also noted that Dreyfus would be solely responsible for paying Newton’s sub-investment advisory fee, and that the addition of Dreyfus as the Fund’s adviser and supervisor of Newton would not increase costs to Fund shareholders.

In determining to approve the New Sub-Investment Advisory Agreement, the Board relied upon the fact that Newton is the current adviser to the Fund, and would assume the role of sub-investment adviser with continuing investment discretion and day-to-day management responsibility for the Fund. The Board noted that Newton’s role as sub-investment adviser would not, as a practical matter, vary in any material way from its current role.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

The Board’s Deliberations

In determining whether to approve the New Advisory Agreement and the New Sub-Investment Advisory Agreement, the Independent Trustees received from each of Dreyfus and Newton a broad range of information in response to several written requests prepared on behalf of the Independent Trustees by their own legal counsel. The Independent Trustees met alone in private sessions with their legal counsel on several occasions, including at a special meeting devoted to these proposals on August 7, 2008, to review these materials and to discuss the New Advisory Agreement, Newton’s new role as sub-investment adviser under the New Sub-Investment Advisory Agreement, and other changes proposed by management. Representatives of management participated in portions of these sessions to provide an overview of each Adviser’s organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees’ review of the materials and their deliberations. These included discussions as to the impact on the Fund, if any, of the engagement of Dreyfus as the Fund’s investment adviser and the related consolidation of certain other operations of the Fund under the Dreyfus organization.

The information requested by the Independent Trustees and reviewed by the entire Board included:

i. Financial and Economic Data: Each Adviser’s balance sheet and income statements, as well as an historical and pro forma profitability analysis of each Adviser and of BNY Mellon with respect to the investment management services provided and to be provided, to the Fund, including profitability with respect to the custodian, transfer agent and securities lending services provided to the Fund by BNY Mellon affiliates, as well as a separate presentation of profitability relative to that of several publicly traded investment advisers;

ii. Management Teams and Operations: Each Adviser’s Form ADV, as well as information concerning each Adviser’s executive management, portfolio management, client service personnel and overall organizational structure, assets under management, insurance coverage, brokerage and soft dollar policies and practices;

iii. Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee, and expense ratios compared to other funds, and each Adviser’s separate account advisory fee schedules;

iv. Specific Facts Relating to the Fund: Newton’s commentary on the Fund’s performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year or are anticipated in the coming year; and

v. Other Benefits: The benefits flowing to BNY Mellon and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of BNY Mellon.

In considering the approval of the Fund’s New Advisory Agreement and New Sub-Investment Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the New Advisory Agreement and of the New Sub-Investment Advisory Agreement and the compensation to Dreyfus provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services proposed to be provided to the Fund by each Adviser. In their deliberations as to the approval of the New Advisory Agreement and the New Sub-Investment Advisory Agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have previously chosen to entrust Newton, under the supervision of the Board, to manage the portion of their assets invested in the Fund. The Board noted the proposed continuation of Newton’s management, only in the role of a sub-investment adviser, and that there was not expected to be any practical difference in its services on a day-to-day basis, despite the formal change of role, in relation to its historical role as the Fund’s sole adviser. The Board also noted the added advantage to shareholders of Dreyfus’ supervision of Newton and that Dreyfus currently supervises both affiliated and non-affiliated sub-investment advisers.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services to be provided by each Adviser. The Board determined that the services to be provided were of high quality and at least commensurate with industry standards. The Board also placed significant weight on assurances provided by management that there would be material changes in the nature or quality of the services provided, including the personnel or processes utilized in providing investment management services to the Fund as a result of the appointment of Dreyfus and that no such changes were currently contemplated by management in the future.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

The Trustees reviewed the background and experience of the Fund’s portfolio managers employed by Newton and in previous meetings the Trustees had heard from senior management of each Adviser to receive an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of each Adviser’s investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that Dreyfus had the expertise and resources to supervise Newton, and that Newton had the expertise and resources to continue to manage the Fund effectively on a day-to-day basis.

Investment Performance

The Board considered the historical investment performance of Newton in managing the Fund against a peer group of investment companies selected by the Advisers with input from the Trustees. The Board also compared the Fund’s investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings against that universe. In addition to the information received by the Board for the August 27, 2008 Board meeting, the Trustees had received similar detailed comparative performance information for the Fund at regular Board meetings during the year.

The Board considered the Fund’s performance for the one-year period ended May 31, 2008 based on the Lipper materials provided to the Board for the August 27, 2008 meeting. The Board found that the Fund outperformed its peer group average return for the one-year period (8.46% vs. -0.99%). The Board noted that the Fund had commenced operations in December of 2005 and did not have a three-year performance history as of May 31, 2008.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate proposed to be paid by the Fund to Dreyfus which was identical to the fee then being paid together with written assurances that no increase in the fee payable by the Fund was contemplated. The Lipper data presenting the Fund’s “net management fees” included fees paid by the Fund, as calculated by Lipper, for administrative services provided by The Bank of New York Mellon, the Trust’s custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.

The Fund’s existing and proposed contractual advisory fee is 0.80%, which was in the 3rd (1st being the best) quintile of its peer group of funds, the median fee of which was 0.80%. The Fund’s net management fee (after giving effect to expense limitations) was 0.885% (which included administrative services fees under Lipper’s calculation methodology), slightly above the peer group median net management fee of 0.815%.

Based on the Lipper data, as well as other factors discussed at the August 27, 2008 Board meeting, the Board determined that the Fund’s proposed advisory fee under the New Advisory Agreement is reasonable relative to its peer group median and noted that it was identical to the advisory fee paid by the Fund under the Current Advisory Agreement.

The Board also compared the fees payable by the Fund relative to those payable by separate account clients of each Adviser. Based on the additional scope and complexity of the services provided and responsibilities assumed by each Adviser with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the New Advisory Agreement were reasonable relative to the nature and quality of the services provided. The Board also noted that Dreyfus and not the Fund would be responsible for the payment of Newton’s fees under the New Sub-Investment Advisory Agreement. The Board also considered and found to be reasonable the portion of the investment advisory fee to be retained by Dreyfus after payment of Newton’s fee.

The Board also considered the Fund’s total expense ratio and compared it to that of its peer group of similar funds. They found that the actual net expense ratio of 1.151% (after giving effect to expense limitations) was higher than the median net expense ratio of the peer group of 0.943%, largely due to the Fund’s small asset size compared to its peer group.

The Board noted that Newton had voluntarily agreed to limit its fees and/or reimburse the Fund’s expenses to the extent necessary to limit the Fund’s expense ratio (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) to 1.15% and that, although this arrangement is temporary and may be changed at any time, Dreyfus had represented to the Board that no change in this voluntary expense limitation was contemplated.

Mellon Institutional Funds Investment Trust
Newton International Equity Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

Each Adviser’s Profitability

The Board considered Dreyfus’ projected 2008 pro forma profitability in managing the Fund and, the Mellon Institutional Funds as a group (assuming integration of the Trust’s operations with the Dreyfus Funds had already occurred), as well as the methodology used to compute such profitability, and the various direct and indirect expenses expected to be incurred by Dreyfus. The Independent Trustees had observed that, based on the pro forma profitability information submitted to them by Dreyfus, Dreyfus expected to incur losses in managing several of the funds in the Mellon Institutional Funds family of funds. The Board compared this pro forma profitability with Newton’s actual historical profitability in managing the Fund and also reviewed the methodologies used in computing the pro forma and actual historical profitability. The Trustees observed that Dreyfus’ pro forma information indicated that the Fund would, however, generate a profit for BNY Mellon for the twelve month period ended June 30, 2008, which profit the Board determines not to be excessive. The Board noted that the rebranding and marketing strategies that formed a part of the plan to consolidate the Fund under the Dreyfus organization could be expected to have a positive effect on Dreyfus’ profitability in future years, but that these effects were not yet significant.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows. As in the case of profitability, the Trustees noted that the Fund’s becoming part of the Dreyfus mutual fund operations was expected to produce future economies of scale relative to its historical advisory relationship with Newton, but that these could not be projected and quantified currently. The Board concluded that, at existing asset levels and considering current asset growth projections, the implementation of fee breakpoints or other fee reductions was not necessary at this time.

Other Benefits

The Board also considered the additional benefits, based on information provided by management, flowing to BNY Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by BNY Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates had been selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that Dreyfus and BNY Mellon operate businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to BNY Mellon and its affiliates by virtue of their relationships with the Funds and the Mellon Institutional Funds as a group.

* * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund’s New Advisory Agreement and New Sub-Investment Advisory Agreement and the compensation proposed to be paid to each Adviser thereunder was fair and reasonable and, thus, voted to approve the New Advisory Agreement and the New Sub-Investment Advisory Agreement for an initial term of up to two years from their effective dates following approval by Fund shareholders and to recommend to the shareholders of the Fund that they vote to approve each agreement.

Trustees and Officers (Unaudited)

The following table lists the Trust’s trustees and officers; their ages, addresses and dates of birth; their positions with the Trust; the length of time holding that position(s) with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended September 30, 2008. The Fund’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

As discussed in the preceding special shareholders meeting disclosure, at a Special Meeting of Shareholders of the Trust held November 17, 2008, six individuals were elected as Trustees of the Trust, to replace the current Trustees.

Current Independent Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Trustee Remuneration (period ended September 30, 2008)
Samuel C. Fleming (68) 61 Meadowbrook Road Weston, MA 02493 9/30/40	Trustee	Trustee since 11/3/1986	Chairman Emeritus, Decision Resources, Inc. (“DRI”) (healthcare research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI	15	None	Fund: $3,408

Benjamin M. Friedman (64) c/o Harvard University Littauer Center 127 Cambridge, MA 02138 8/5/44	Trustee	Trustee since 9/13/1989	William Joseph Maier Professor of Political Economy, Harvard University	15	Pioneer Funds	Fund: $3,408

John H. Hewitt (73) P.O. Box 2333 New London, NH 03257 4/11/35	Trustee	Trustee since 11/3/1986	Retired	15	None	Fund: $3,408

Caleb Loring III (64) c/o Essex Street Associates P.O. Box 5600 Beverly, MA 01915 11/14/43	Trustee	Trustee since 11/3/1986	Trustee, Essex Street Associates (family investment trust office)	15	None	Fund: $3,701

Current Interested Trustee
J. David Officer (60) The Dreyfus Corporation 200 Park Ave., 55th Fl. New York, NY 10166 8/24/48	Trustee (Chairman), President and Chief Executive Officer	Since 2008	Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation; Executive Vice President of The Bank of New York Mellon Corporation; and Director and President of MBSC Securities Corporation	15	None	Fund: $0

*	Each trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

Principal Officers who are Not Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Anderson (43) BNY Mellon Asset Management One Boston Place Boston, MA 02108 7/14/65	Vice President, Treasurer and Chief Financial Officer	Vice President since 1999; Treasurer and CFO since 2002	Vice President and Mutual Funds Controller, BNY Mellon Asset Management; formerly Assistant Vice President and Mutual Funds Controller, Standish Mellon Asset Management Company, LLC

Denise B. Kneeland (57) BNY Mellon Asset Management One Boston Place Boston, MA 02108 8/19/51	Assistant Vice President and Secretary	Assistant Vice President since 1996; Secretary since 2007	First Vice President and Manager, Mutual Funds Operations, BNY Mellon Asset Management; formerly Vice President and Manager, Mutual Fund Operations, Standish Mellon Asset Management Company, LLC

Janelle E. Belcher (50) Founders Asset Management, LLC 210 University Boulevard Suite 800 Denver, CO 80206 4/11/58	Chief Compliance Officer	Since 2008	Vice President — Compliance, Founders Asset Management, LLC (“Founders”), Chief Compliance Officer, Founders, Dreyfus Founders Funds, Inc., and Mellon Optima L/S Strategy Fund, LLC

The Trustees of the Trust elected at the November 17, 2008 Special Meeting are set forth below:

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph S. DiMartino (64)	Corporate Director and Trustee	191 (including 14 Funds of the Trust)
Dreyfus Funds, Chairman of the Board CBIZ, Inc. (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director The Newark Group, Inc., a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

James M. Fitzgibbons (74)	Corporate Director	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member Bill Barrett Company, an oil and gas exploration company, Director

Kenneth A. Himmel (62)
President and CEO, Related Urban Development, a real estate development company (1996-Present); President and CEO, Himmel & Company, a real estate development company (1980-Present); CEO, American Food Management, a restaurant company (1983-Present)
		43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Stephen J. Lockwood (61)	Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Principal Officers who are Not Trustees

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Roslyn M. Watson (58)	Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Benaree Pratt Wiley (62)
Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present); President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
		53 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member CBIZ, Inc. (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director

The new Trustees will not take office until on or about December 1, 2008. Therefore, they did not receive remuneration from the Fund for the period ended September 30, 2008.

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

6912AR0908

MELLON INSTITUTIONAL FUNDS

Annual Report

Year Ended September 30, 2008

The Boston Company
Small Cap Growth Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund’s portfolio holdings, access the most recent quarterly holdings report, semi-annual report or annual report on the Fund’s web site at http://www.melloninstitutionalfunds.com.

To access the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC’s web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

September 2008

Dear Mellon Institutional Fund Shareholder:

Not since the 1930s has the global financial landscape changed as dramatically or as swiftly as it did during the third quarter of 2008. Market participants have witnessed a series of truly historic events, including the nationalization of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the merger of Merrill Lynch with Bank of America, the takeover of AIG and the collapse of Washington Mutual. Although governments have noted the magnitude of the current crisis and are acting in coordinated efforts to restore liquidity to the credit markets, economic indicators have begun to show signs of a more significant slowdown in growth.

In this challenging environment, the market turbulence that has plagued investors since mid-2007 intensified last quarter. September proved to be one of the most volatile months on record for U.S. and world equity markets; the S&P 500 Index tumbled nearly 9% for the month, pulling its year-to-date return down to -19.3%, while the FTSE All-World Index lost just over 12% in U.S. dollar terms. In a reversal of the typical pattern during past market downturns, many small- and mid-cap indexes have suffered smaller declines this year than their large-cap counterparts.

Many fixed-income investments have also been seriously hampered by the recent turmoil. Despite meaningful steps by the U.S. government, including passage of a bill to fund a pool for mortgage assets, liquidity in some market sectors has reached all-time lows. Treasury yields have fallen amid heightened risk aversion and a continued flight to quality, leading to a further steepening of the yield curve. Spreads on asset-backed and corporate securities-even in traditionally higher-quality sectors-have widened to historically high levels versus Treasuries.

We believe that the damage to economic activity to this point has been substantial enough that a U.S. recession and a global recession are already underway. Although the economic weakness could be severe over the next several months, we currently expect a trough in the U.S. recession in the spring or summer of 2009. This outlook is based on our judgment that aggressive policy measures will foster a transition from the recent phase of disorderly deleveraging to a more orderly deleveraging of the financial system in early 2009.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Enclosed you will find your Fund’s annual report for the fiscal year ended September 30, 2008. Please feel free to contact us with questions or comments.

Sincerely,
J. David Officer
President

1

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Management Discussion and Analysis

Investors witnessed a series of truly historic events over these past few months: the US government takeover of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the merger of Merrill Lynch with Bank of America, and the takeover of the insurance giant AIG. The banking system has begun the very painful process of consolidation after over-extending itself. It was not only a US phenomenon; we are also seeing the cracks in the European financial system. All of these events had the intricately inter-related nature of the global financial system on full display. After some delay, Congress passed the Emergency Economic Stabilization Act. The final details of exactly how the Treasury will put its new powers into practice are uncertain. Given this traumatic background, it is not at all surprising that the major equity indices were down over the past year.

For the 12-month period ended September 30, 2008, The Boston Company Small Cap Growth Fund returned —16.02% as compared to the fund’s benchmark, the Russell 2000 Growth Index, which returned —17.07% over the same period.

The fund enjoyed good contributions from relative returns from exposure to the Healthcare and Consumer Discretionary sectors. Within Healthcare, the best performing industry was healthcare equipment and supplies. Major contributors included Respironics, which was acquired by another company during the year; Natus Medical; Wright Medical and ResMed. Our Consumer Discretionary holdings were down for the year, but significantly less than the benchmark stocks. The weak economy and the cautious outlook for consumer spending have negatively impacted most consumer stocks. We have had satisfactory results from several holdings in this sector including Panera Bread Co., Papa John’s, media company RHI International, and specialty retailer Jos. A. Bank Clothiers.

Conversely, the portfolio was negatively impacted by exposure to the Information Technology and Materials sectors. Within Information Technology, the portfolio’s investments in communications equipment, internet software and services and semiconductors underperformed relative to the benchmark. Opnext, a maker of optical devices for data communications applications, was down due to disappointing results. ValueClick, an online marketing services company, was also down and has been sold. Several of our Materials holdings in metals and mining did poorly for the year. Minefinders Corporation Ltd., which is in the business of mining, development and exploration of precious and base metal properties, was down due to the delayed opening of a new mine. Zinc producer Horsehead Holding was also off substantially as prices were down for zinc.

As we move into the final quarter of the year, we believe that the financial and economic turmoil highlighted earlier will continue to be the major focus of the markets for some time to come. As always, we are sensitive to valuation and fundamentals that help to determine a company’s ability to achieve and sustain growth.

B. Randall Watts, Jr., CFA Portfolio Manager The Boston Company Asset Management, LLC	P. Hans von der Luft Portfolio Manager The Boston Company Asset Management, LLC

2

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Comparison of Change in Value of $100,000 Investment in The Boston Company
Small Cap Growth Fund and the Russell 2000 Growth Index (Unaudited)

350,000
296,000
242,000
188,000
134,000
80,000
The Boston Company Small Cap Growth Fund
Russell 2000 Growth Index*
$275,037
$157,901
98
99
00
01
02
03
04
05
06
07
08

Average Annual Total Returns (for period ended 9/30/2008)
	1 Year	3 Years	5 Years	10 Years	Since Inception 12/23/1996
Fund	(16.02)%	2.52%	9.01%	10.65%	10.65%

* Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains. The $100,000 line graph and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund’s investment adviser (if applicable), the fund’s total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

3

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period† April 1, 2008 to September 30, 2008
Actual	$1,000.00	$ 959.40	$5.14
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.75	$5.30

† Expenses are equal to the Fund’s annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

4

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Portfolio Information as of September 30, 2008 (Unaudited)

The Fund is actively managed. Current holdings may be different than those presented below:

Top Ten Holdings*	Sector	Percentage of Investments
CACI International, Inc., Class A	Technology	2.6%
Lions Gate Entertainment Corp.	Consumer Discretionary	2.4
NeuStar, Inc., Class A	Telecommunication Services	2.4
Thermo Fisher Scientific, Inc.	Health Care	2.3
ResMed, Inc.	Health Care	2.2
Alberto-Culver Co.	Consumer Staples	2.2
Wright Medical Group, Inc.	Health Care	2.1
WMS Industries, Inc.	Consumer Discretionary	2.1
SkillSoft PLC—ADR	Technology	1.9
Papa John’s International, Inc.	Consumer Discretionary	1.9
		22.1%

*	Excludes short-term securities and investment of cash collateral.

Economic Sector Allocation	Percentage of Net Assets
Consumer Discretionary	12.7%
Consumer Staples	6.2
Energy	10.7
Financials	5.5
Health Care	28.7
Industrials	12.0
Materials	1.2
Technology	16.4
Telecommunication Services	2.3
Short-term and Other Assets	4.3
100.0%

5

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
UNAFFILIATED INVESTMENTS—98.9%
Equities—95.7%
Consumer Discretionary—12.7%
Bebe Stores, Inc.	142,310		1,390,369
DSW, Inc., Class A	73,680	[a,b]	1,009,416
Interactive Data Corp.	63,340	[b]	1,597,435
Lions Gate Entertainment Corp.	591,220	[a]	5,380,102
P.F. Chang’s China Bistro, Inc.	50,440	[a]	1,187,358
Panera Bread Co., Class A	35,680	[a,b]	1,816,112
Papa John’s International, Inc.	156,300	[a,b]	4,245,108
Playboy Enterprises, Inc., Class B	158,010	[a,b]	622,559
Polaris Industries, Inc.	35,640	[b]	1,621,264
RHI Entertainment, Inc.	98,540	[b]	1,468,246
Skechers USA, Inc., Class A	64,800	[a]	1,090,584
Steven Madden Ltd.	62,020	[a]	1,536,856
Tractor Supply Co.	46,170	[a,b]	1,941,449
WMS Industries, Inc.	151,210	[a,b]	4,622,490
			29,529,348
Consumer Staples—6.2%
Alberto-Culver Co.	179,450	[b]	4,888,218
NBTY, Inc.	79,860	[a]	2,357,467
Nu Skin Enterprises, Inc., Class A	106,130		1,721,429
Ruddick Corp.	97,090		3,150,570
Spartan Stores, Inc.	96,270	[b]	2,395,198
			14,512,882
Energy—10.7%
Arena Resources, Inc.	83,970	[a,b]	3,262,235
Berry Petroleum Co., Class A	73,090		2,830,776
Cal Dive International, Inc.	167,660	[a,b]	1,777,196
Dril-Quip, Inc.	89,650	[a]	3,889,913
Hornbeck Offshore Services, Inc.	75,990	[a,b]	2,934,734
ION Geophysical Corp.	144,820	[a]	2,054,996
NATCO Group, Inc., Class A	80,770	[a]	3,245,339
Penn Virginia Corp.	58,460	[b]	3,124,102
Rex Energy Corp.	115,920	[a]	1,826,899
			24,946,190
Financials—5.5%
Arch Capital Group Ltd.	50,330	[a]	3,675,600
Cardtronics, Inc.	100,330	[a]	788,594
EZCORP, Inc., Class A	138,130	[a]	2,596,844
IBERIABANK Corp.	31,440		1,661,604
ProAssurance Corp.	36,030	[a]	2,017,680
RLI Corp.	33,560	[b]	2,083,740
			12,824,062

The accompanying notes are an integral part of the financial statements.

6

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Health Care—28.7%
Acorda Therapeutics, Inc.	44,470	[a]	1,060,609
Alexion Pharmaceuticals, Inc.	55,260	[a]	2,171,718
Alnylam Pharmaceuticals, Inc.	76,490	,[b]	2,214,385
ArthroCare Corp.	92,700	[a,b]	2,569,644
Bio-Rad Laboratories, Inc., Class A	42,500	[a]	4,212,600
Celera Corp.	135,330	[a]	2,090,848
CONMED Corp.	120,590	[a]	3,858,880
Covance, Inc.	46,500	[a,b]	4,111,065
Enzon Pharmaceuticals, Inc.	171,720	[a,b]	1,267,294
Exactech, Inc.	36,670		815,541
Incyte Corp.	70,583	[a]	539,960
Integra LifeSciences Holdings Corp.	78,200	[a,b]	3,443,146
Life Sciences Research, Inc.	24,260	[a]	870,934
Natus Medical, Inc.	90,610	[a,b]	2,053,223
NuVasive, Inc.	47,530	[a,b]	2,344,655
PAREXEL International Corp.	108,300	[a]	3,103,878
PerkinElmer, Inc.	67,280		1,679,982
Pharmasset, Inc.	34,773	[a,b]	693,721
Phase Forward, Inc.	56,280	[a,b]	1,176,815
PSS World Medical, Inc.	99,420	[a,b]	1,938,690
Regeneron Pharmaceuticals, Inc.	42,760	[a]	933,451
ResMed, Inc.	116,080	[a]	4,991,440
Thermo Fisher Scientific, Inc.	91,200	[a]	5,016,000
Thoratec Corp.	55,230	[a,b]	1,449,788
United Therapeutics Corp.	16,830	[a,b]	1,770,011
Varian, Inc.	55,030	[a]	2,360,787
Volcano Corp.	117,990		2,040,047
Wright Medical Group, Inc.	156,040	[a,b]	4,749,858
XenoPort, Inc.	24,416	[a]	1,183,932
			66,712,902
Industrials—12.0%
Actuant Corp., Class A	100,610		2,539,396
Bucyrus International, Inc.	46,680		2,085,662
Clean Harbors, Inc.	35,770	[a]	2,416,263
Cornell Companies, Inc.	70,580	[a,b]	1,918,364
ENGlobal Corp.	84,140	[a,b]	1,116,538
Exponent, Inc.	68,850	[a]	2,278,246
Forward Air Corp.	53,220		1,449,181
Huron Consulting Group, Inc.	45,200	[a,b]	2,575,496
Landstar System, Inc.	60,950		2,685,457
MSC Industrial Direct Co., Inc., Class A	44,790	[b]	2,063,475
Quanta Services, Inc.	104,280	[a,b]	2,816,603
UTI Worldwide, Inc.	193,740		3,297,455
Werner Enterprises, Inc.	35,440	[b]	769,402
			28,011,538

The accompanying notes are an integral part of the financial statements.

7

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Schedule of Investments — September 30, 2008

Security	Shares		Value ($) (Note 1A)
Materials—1.2%
Packaging Corp. of America	119,550		2,771,169
Technology—16.4%
BigBand Networks, Inc.	121,730	[a]	449,184
Blue Coat Systems, Inc.	47,220	[a]	670,052
CACI International, Inc., Class A	113,470	[a,b]	5,684,847
Cogent, Inc.	165,360	[a]	1,689,979
Concur Technologies, Inc.	49,260	[a]	1,884,688
Diodes, Inc.	57,610	[a,b]	1,062,904
Informatica Corp.	78,080	[a]	1,014,259
IPG Photonics Corp.	60,340	[a]	1,177,233
j2 Global Communications, Inc.	86,740	[a,b]	2,025,379
ManTech International Corp., Class A	37,700	[a,b]	2,235,233
Marchex, Inc., Class B	140,410	[b]	1,444,819
Mellanox Technologies Ltd.	188,820	[a]	1,950,511
Metavante Technologies, Inc.	107,580	[a]	2,071,991
Microsemi Corp.	70,350	[a,b]	1,792,518
Ness Technologies, Inc.	209,690	[a]	2,405,144
Neutral Tandem, Inc.	138,580		2,569,273
ON Semiconductor Corp.	212,390	[a,b]	1,435,756
OpNext, Inc.	295,890	[a]	1,358,135
Polycom, Inc.	43,900	[a,b]	1,015,407
SkillSoft PLC—ADR	406,880	[a]	4,255,965
			38,193,277
Telecommunication Services—2.3%
NeuStar, Inc., Class A	269,250	[a,b]	5,355,382
Total Equities (Cost $228,952,478)			222,856,750
SHORT-TERM INVESTMENTS—27.2%
INVESTMENT OF CASH COLLATERAL—3.2%
BlackRock Cash Strategies L.L.C. (Cost $7,349,961)	7,349,961	[c,e]	7,349,961
TOTAL UNAFFILIATED INVESTMENTS (Cost $236,302,439)			230,206,711
AFFILIATED INVESTMENTS—24.0%
Dreyfus Institutional Cash Advantage Fund	42,518,283	[d,e]	42,518,283
Dreyfus Institutional Preferred Plus Money Market Fund	13,368,971	[d]	13,368,971
TOTAL AFFILIALTED INVESTMENTS (Cost $55,887,254)			55,887,254
TOTAL INVESTMENTS—122.9% (Cost $292,189,693)			286,093,965
LIABILITIES IN EXCESS OF OTHER ASSETS—(22.9%)			(53,387,568)
NET ASSETS—100%			232,706,397

Notes to Schedule of Investments:

ADR—American Depository Receipt

a	Non-income producing security.

b	Security, or a portion of thereof, was on loan at September 30, 2008.

c	Illiquid security. At the period end, the value of this security amounted to $7,349,961 or 3.2% of the net assets.

d	Affiliated institutional money market fund.

e	Investment of security lending cash collateral.

The accompanying notes are an integral part of the financial statements.

8

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Statement of Assets and Liabilities
September 30, 2008

Assets
Investments in securities (Note 1A)(including securities on loan, valued at $38,630,546 (Note 7))
Unaffiliated issuers, at value (cost $236,302,439)		$230,206,711
Affiliated issuers, at value (Note 1F) (cost $55,887,254)		55,887,254
Cash		23,890
Receivable for investments sold		23,802,381
Receivable for Fund shares sold		1,169,908
Interest and dividends receivable		228,739
Prepaid expenses		13,329
Total assets		311,332,212
Liabilities
Payable for investments purchased	$28,369,224
Collateral for securities on loan (Note 7)	49,868,244
Payable to investment advisor (Note 2)	158,913
Payable for Fund shares redeemed	101,846
Accrued professional fees	46,860
Accrued accounting, administration, custody and transfer agent fees (Note 2)	44,822
Accrued administrative service fees (Note 2)	17,069
Accrued trustees’ fees and expenses (Note 2)	8,089
Accrued shareholder reporting fees (Note 2)	6,064
Accrued chief compliance officer fee (Note 2)	1,313
Other accrued expenses and liabilities	3,371
Total liabilities		78,625,815
Net Assets		$232,706,397
Net Assets consist of:
Paid-in capital		$261,512,539
Accumulated net realized loss		(22,710,414)
Net unrealized depreciation		(6,095,728)
Total Net Assets		$232,706,397
Shares of beneficial interest outstanding		4,664,225
Net Asset Value, offering and redemption price per share
(Net Assets/Shares outstanding)		$49.89

The accompanying notes are an integral part of the financial statements.

9

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Statement of Operations
For the Year Ended September 30, 2008

Investment Income (Note 1B)
Dividend income from unaffiliated investments (net of foreign withholding taxes of $726)		$575,849
Dividend income from affiliated investments (Note 1F)		541,978
Securitiy lending income (Note 7)		496,692
Interest income		12,682
Total investment Income		1,627,201
Expenses
Investment advisory fee (Note 2)	$1,594,372
Accounting, administration, custody and transfer agent fees (Note 2)	159,862
Administrative service fees (Note 2)	96,042
Professional fees	74,815
Trustees’ fees and expenses (Note 2)	28,234
Registration fees	24,474
Insurance expense	5,288
Miscellaneous expenses	37,390
Total Expenses		2,020,477
Net investment loss		(393,276)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(19,577,805)
Financial future transactions	(120,987)
Net realized gain (loss)		(19,698,792)
Change in unrealized appreciation (depreciation) on:
Investments	(18,445,913)
Financial future contracts	(9,001)
Change in net unrealized appreciation (depreciation)		(18,454,914)
Net realized and unrealized gain (loss)		(38,153,706)
Net Increase (Decrease) in Net Assets from Operations		$(38,546,982)

The accompanying notes are an integral part of the financial statements.

10

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(393,276)	$(214,877)
Net realized gain (loss)	(19,698,792)	6,297,362
Change in net unrealized appreciation (depreciation)	(18,454,914)	9,864,303
Net increase (decrease) in net assets from operations	(38,546,982)	15,946,788
Capital Transactions
Net proceeds from sale of shares	126,620,420	146,946,424
Cost of shares redeemed (net of redemption fees of $8,694 and $9,445, respectively)	(42,357,582)	(18,005,464)
Net increase (decrease) in net assets from Fund share transactions	84,262,838	128,940,960
Total Increase (Decrease) in Net Assets	45,715,856	144,887,748
Net Assets
At beginning of year	186,990,541	42,102,793
At end of year	$232,706,397	$186,990,541

The accompanying notes are an integral part of the financial statements.

11

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Financial Highlights

	Year Ended September 30,
	2008		2007		2006		2005		2004(a)
Net Asset Value, Beginning of Year	$59.41		$49.67		$46.30		$37.95		$32.41
From Investment Operations:
Net investment income (loss)* (b)	(0.11)		(0.11)		(0.14)		(0.20)		(0.33)
Net realized and unrealized gains (loss) on investments	(9.41	)(c)	9.85	(c)	3.51		8.55		5.87	(c)
Total from operations	(9.52)		9.74		3.37		8.35		5.54
Net Asset Value, End of Year	$49.89		$59.41		$49.67		$46.30		$37.95
Total Return	(16.02)%		19.61%		7.28	%(d)	22.00	%(d)	17.09	%(d)
Ratios/Supplemental Data:
Expenses (to average daily net assets)*	1.01%		1.09	%(e)	1.10	%(e)	1.17	%(e)	1.18	%(e)
Net Investment Income (Loss)(to average daily net assets)*	(0.20)%		(0.20)%		(0.30)%		(0.48)%		(0.87)%
Portfolio Turnover	207%		175	%(f)	166	%(f)	135	%(f)	153	%(f)
Net Assets, End of Year (000’s omitted)	$232,706		$186,991		$42,103		$36,323		$18,274

*For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios, without waivers and reimbursement, would have been:

Net investment income (loss) per share (b)	N/A		N/A		$(0.28)		$(0.31)		$(0.40)
Ratios (to average daily net assets):
Expenses	N/A		N/A		1.38	%(e)	1.41	%(e)	1.37	%(e)
Net investment income (loss)	N/A		N/A		(0.58)%		(0.72)%		(1.06)%

(a)	Prior to August 31, 2005, the Fund offered two classes of shares: Institutional Class and Service Class. The financial highlights for periods prior to the year ended September 30, 2005, represent those of the Institutional Class.

(b)	Calculated based on average shares outstanding.

(c)	Amounts include litigation proceeds received by the Fund of $0.01 for the year ended September 30, 2008, $0.01 for the year ended September 30, 2007 and $0.06 for the year ended September 30, 2004.

(d)	Total return would have been lower in the absence of expense waivers.

(e)	For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2004-2006, the ratios include the Fund’s share of the TBC Small Cap Growth Portfolio’s (the Portfolio) allocated expenses.

(f)	On September 19, 2007, the Fund, which had owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effective September 20, 2007, the Fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of both the fund and the Portfolio for the year. The amounts shown for 2004-2006 are the ratios for the Portfolio.

The accompanying notes are an integral part of the financial statements.

12

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Notes to Financial Statements

(1)	Organization and Significant Accounting Policies:

Mellon Institutional Funds Investment Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Growth Fund (the “Fund”) is a separate diversified investment series of the Trust. The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies. The Fund focuses on companies with total market capitalizations equal to or less than the total market capitalization of the largest company included in the Russell 2000 Growth Index. Effective December 1, 2008, the Trust’s name will change to Dreyfus Investment Funds and the Fund’s name will change to Dreyfus/The Boston Company Small Cap Growth Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Investment security valuations

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Securities are valued at the last sale price on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund’s assets that are invested in one or more open-end regulated investment companies (“RICs”), the Fund’s net asset value (“NAV”) will be calculated based upon the NAVs of such RICs. Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services. Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value. The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

B. Securities transactions and income

Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

13

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Notes to Financial Statements

C. Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund’s distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to capital loss carryovers and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

D. Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E. Commitments and contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

F. Affiliated issuers

Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), or its affiliates. During the year ended September 30, 2008, the Fund invested available cash balances and cash collateral from securities lending in affiliated money market funds. During the period, each affiliated investment maintained a $1 net asset value, as such, there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation). Dividends from affiliated investments are reflected in the statement of operations.

G. New accounting requirements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

(2)	Investment Advisory Fee and Other Transactions With Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory, administrative services and general office facilities is paid monthly at the annual rate of 0.80% of the Fund’s average daily net assets.

The Trust has an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $16,220, for the year ended September 30, 2008.

The Trust entered into an agreement with The Bank of New York Mellon, formerly Mellon Bank, N.A. (“BNYM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and fund accounting services for the Fund. For these services the Fund pays BNYM a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $143,642 for the year ended September 30, 2008.

14

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Notes to Financial Statements

The Trust also entered into an agreement with BNYM to perform certain securities lending activities and to act as the Fund’s lending agent. BNYM receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, BNYM earned $213,041 for the year ended September 30, 2008. See Note 7 for further details.

The Trust entered into two separate agreements with BNYM, formerly The Bank of New York, that enable the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $2,368 for the year ended September 30, 2008, which is included in miscellaneous expenses in the Statement of Operations. See Note 8 for further details.

The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust’s Chief Compliance Officer. For the year ended September 30, 2008, the Fund was charged $6,371, which amount is included in miscellaneous expenses in the Statement of Operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $6,064, which amount is included in miscellaneous expenses in the Statement of Operations, for the year ended September 30, 2008.

The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund’s average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor’s promotional efforts. For the year ended September 30, 2008, the Fund was charged $11,901, for fees payable to BNY Mellon Wealth Management.

MBSC Securities Corporation (“MBSC”), a wholly-owned subsidiary of BNY Mellon and affiliate of TBCAM, is the distributor of the Fund’s shares.

(3)	Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2008 were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$473,511,759	$391,047,440

(4)	Shares of Beneficial Interest:

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Shares Sold	2,297,970	2,620,743
Shares redeemed	(781,112)	(321,030)
Net increase (decrease)	1,516,858	2,299,713

At September 30, 2008, two shareholders of record, in the aggregate held approximately 51.3% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund. A significant redemption by such shareholders could result in illiquid or less liquid investments comprising a larger portion of the Fund’s portfolio.

The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2008, the Fund received $8,694 in redemption fees and is reflected in the cost of shares redeemed.

15

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Notes to Financial Statements

(5)	Federal Taxes:

Each year, the Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

During the current year, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and valuing the benefit management believes it would recover. Management believes the Fund will realize the full benefit of the tax positions it has taken and, therefore, no provision has been recorded in the accompanying financial statements.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2008 were as follows:

Cost for federal income tax purposes	$294,545,178
Gross unrealized appreciation	$9,256,733
Gross unrealized depreciation	(17,707,946)
Net unrealized appreciation (depreciation)	$(8,451,213)

In addition, the Fund had $19,415,136 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following tax year ending September 30, 2009.

At September 30, 2008, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund’s taxable income arising from net realized gain on investment, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

Capital Loss Carry Over	Expiration Date
$939,793	9/30/2011

It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire. For the year ended September 30, 2008, the Fund utilized $1,741,366 in capital loss carry forwards.

(6)	Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

The Fund may trade the following financial instruments with off-balance sheet risk:

Futures contracts

The Fund may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund’s exposure to the underlying instrument, while selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other investments. Use of long futures contracts subjects the Fund to the risk of loss in excess of the amounts on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid

16

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Notes to Financial Statements

secondary market or if the counterparty does not perform under the contract’s terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

At September 30, 2008, the Fund did not hold open financial futures contracts.

(7)	Securities Lending:

The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized by the borrower at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund’s obligations due on the loans.

Until December 10, 2007, all cash collateral received by the Fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund L.L.C. (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the Fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended. To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through September 30, 2008, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the Fund were reinvested in shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund. See Schedule of Investments for further detail on the Fund’s investment of cash collateral in the BlackRock Fund and the Dreyfus Fund as of September 30, 2008. During the period October 1, 2008 through November 26, 2008, the Fund received $3,966,730 in liquidation proceeds of its investment in the BlackRock Fund.

The Fund loaned securities for the year ended September 30, 2008 and earned interest on the invested collateral of $1,542,670 of which $1,045,978 was rebated to borrowers or paid in fees. At September 30, 2008, the Fund had securities valued at $38,630,546 on loan of which $49,868,244 was collateralized with cash and $7,424,962 was collateralized with highly liquid securities. See schedule of Investments for further details on the security positions on loan and collateral held.

(8)	Line of Credit:

On behalf of the Fund and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. For the year ended September 30, 2008, the Fund did not borrow against the line of credit.

(9)	Subsequent Event:

On August 27, 2008, a majority of the Trust’s Board of Trustees approved the appointment of The Dreyfus Corporation (“Dreyfus”) to serve as the Fund’s investment adviser as of December 1, 2008. The terms of the new advisory agreement with Dreyfus are substantially identical to the terms of the current advisory agreement between the Fund and TBCAM, and the advisory fees to be paid to Dreyfus are identical to those currently paid to TBCAM.

17

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Growth Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 3, 2008

18

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders was held on November 17, 2008 for the purpose of recommending a new slate of trustees for election. On or about October 10, 2008, the Trust sent to all shareholders of record as of September 3, 2008 a notice and a proxy statement in connection with the Special Meeting which contained relevant information regarding the nominees and the current trustees’ recommendation to the Trust’s shareholders that they vote for the election of these nominees to serve in their stead. At the meeting, the following nominees were elected in place of the current trustees: Joseph S. DiMartino, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson, and Benaree Pratt Wiley. It is expected that these individuals will assume their roles on or about December 1, 2008.

19

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

Background and Summary

The 1940 Act requires that a majority of the Board of Trustees, including a majority of the Trustees who are not affiliated with The Boston Company Small Cap Growth Fund (the “Fund”), any investment adviser to the Fund or the Trust’s principal underwriter (the “Independent Trustees”), voting separately, approve the Fund’s advisory agreement and the related fees.

At their meeting held on August 27, 2008, the Board of Trustees and Independent Trustees, by majority vote, approved a new investment advisory agreement (the “New Advisory Agreement”) effective December 1, 2008, between Mellon Institutional Funds Investment Trust (the “Trust”), on behalf of the Fund, and a new adviser, The Dreyfus Corporation (“Dreyfus”), with respect to the Fund. This New Advisory Agreement replaces the investment advisory agreement between the Trust, on behalf of the Fund, and The Boston Company Asset Management LLC (“TBCAM”) (such agreement, the “Current Advisory Agreement”). As discussed below, however, it is expected that the appointment of Dreyfus under the New Advisory Agreement will not result in any actual change in the investment management services provided to the Fund, the investment professionals who provide these services, or in the fees charged to the Fund for these services.

The New Advisory Agreement and the appointment of Dreyfus as the Fund’s investment adviser were proposed to the Trustees in the context of a larger proposed rebranding and consolidation of mutual fund businesses of The Bank of New York Mellon Corporation (“BNY Mellon”). Specifically, BNY Mellon proposed to consolidate substantially all of its mutual fund businesses, including the Fund and all of the other funds comprising the Trust, under the Dreyfus name, organization and infrastructure. Dreyfus is currently BNY Mellon’s primary mutual fund business unit, with approximately $340 billion in assets under management and approximately 180 mutual fund portfolios. The appointment of Dreyfus as investment adviser to all the Funds comprising the Trust consolidates the proprietary mutual fund investment management operations of two BNY Mellon advisory firms TBCAM and Standish Mellon Asset Management Company LLC, into a single BNY Mellon company, Dreyfus. Following completion of this consolidation, it is expected that the Trust and all of the Funds will be rebranded and marketed under the Dreyfus name.

In proposing the New Advisory Agreement and the appointment of Dreyfus as the Fund’s adviser, management provided the Board with written assurances that, if approved as to the Fund, this consolidation would not result in any change in the portfolio management of the Fund, the investment professionals who serve the Fund, or the fees charged for these services. Instead, the portfolio managers and research analysts who have provided services to the Fund in the past would continue to do so under the New Advisory Agreement using the same investment process they have used previously, only they would perform such services as personnel of Dreyfus, while also remaining personnel of their current firm.

Management proposed also to transfer simultaneously certain non-advisory functions and operations to corresponding units within Dreyfus and to combine certain of the Trust’s outside service provider relationships with those of the Dreyfus funds.

In connection with these changes, the current Board of Trustees also determined to recommend to shareholders of the Trust the election of six individuals, each of whom currently serves as independent trustee or director of funds managed by Dreyfus, to serve in their stead.

At the Board’s request, management provided information as to the combined financial impact of these changes on the Trust. This information indicated that the consolidation of the Trust’s Board, advisory functions, other operations of the Trust, and the service provider relationships would result in certain efficiencies and cost savings to the funds over time.

* * *

In determining to approve the New Advisory Agreement, the Board concluded, based on representations from management, that shareholders of the Fund would experience no actual change in the portfolio management of the Fund as a result of the new contractual arrangement with Dreyfus and may over time experience efficiencies and cost savings. The Board noted also that the terms of the New Advisory Agreement were substantially identical to the terms of the Current Advisory Agreement between the Fund and TBCAM, and that the advisory fees to be paid to Dreyfus were identical to those currently paid to TBCAM.

The Board’s Deliberations

In determining whether to approve the New Advisory Agreement, the Independent Trustees received from Dreyfus a broad range of information in response to several written requests prepared on behalf of the Independent Trustees by their own legal counsel. The Independent Trustees met alone in private sessions with their legal counsel on several occasions, including at a special meeting devoted to these proposals on August 7, 2008, to review these materials and to discuss the New Advisory Agreement and other changes proposed by management. Representatives of management participated in portions of these sessions to provide an overview of Dreyfus’ organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees’ review of the materials and their deliberations. These included discussions as to the impact on the Fund, if any, of the engagement of Dreyfus as the Fund’s investment adviser and the related consolidation of certain other operations of the Fund under the Dreyfus organization.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i) Financial and Economic Data: Dreyfus’ balance sheet and income statements, as well as an historical and pro forma profitability analysis of Dreyfus and of BNY Mellon with respect to the investment management services provided and to be provided, to the Fund, including profitability with respect to the custodian, transfer agent and securities lending services provided to the Fund by BNY Mellon affiliates, as well as a separate presentation of profitability relative to that of several publicly traded investment advisers;

20

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

(ii) Management Teams and Operations: Dreyfus’ Form ADV, as well as information concerning Dreyfus’ executive management, portfolio management, client service personnel and overall organizational structure, assets under management, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee, and expense ratios compared to other funds, and Dreyfus’ separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: TBCAM’s commentary on the Fund’s performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year; and

(v) Other Benefits: The benefits flowing to BNY Mellon and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of BNY Mellon.

In considering the approval of the Fund’s New Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the New Advisory Agreement and the compensation to Dreyfus provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services proposed to be provided to the Fund by Dreyfus. In their deliberations as to the approval of the New Advisory Agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have previously chosen to entrust TBCAM, the investment professionals of which would, under the proposal, also become associated with Dreyus to manage the portion of their assets invested in the Fund, under the supervision of the Board.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services to be provided by Dreyfus. The Board determined that the services to be provided were of high quality and at least commensurate with industry standards. The Board also placed significant weight on assurances provided by management that there would be no material changes in the nature or quality of the services provided, including in the personnel or processes utilized in providing investment management services to the Fund as a result of the appointment of Dreyfus and that no such changes were currently contemplated by management in the future.

The Trustees reviewed the background and experience of the Fund’s portfolio managers then employed by TBCAM, who would become associated with Dreyfus. In previous meetings the Trustees had heard from senior management of Dreyfus an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Dreyfus’ investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that Dreyfus, using the same investment professionals and resources then supplied by TBCAM, had the expertise and resources to manage the Fund effectively on a day-to-day basis.

Investment Performance

The Board considered the historical investment performance of TBCAM in managing the Fund against a peer group of investment companies selected by TBCAM with input from the Trustees. The Board also compared the Fund’s investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings against that universe. In addition to the information received by the Board for the August 27, 2008 Board meeting, the Trustees had received similar detailed comparative performance information for the Fund at regular Board meetings during the year.

The Lipper materials provided to the Board at the August 27 meeting indicated that the performance of the Fund for the 1-, 3- and 5-year periods ended May 31, 2008 was -2.96%, 11.04% and 14.72%, respectively. The Board found that for the 1-, 3- and 5-year periods, the Fund had outperformed its peer group average returns of -8.28%, 8.57% and 12.31%, respectively.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate proposed to be paid by the Fund to Dreyfus which was identical to the fee then being paid together with written assurances that no increase in the fee payable by the Fund was contemplated. The Lipper data presenting the Fund’s “net management fees” included fees paid by the Fund, as calculated by Lipper, for administrative services provided by The Bank of New York Mellon, the Trust’s custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.

21

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Growth Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

The Fund’s contractual advisory fee was 0.80%, in the 2nd quintile (1st being the best) of its peer group of funds, the median fee of which was 0.85%. The Fund’s net management fee was 0.927% (which included 0.127% in administrative services fees under Lipper’s calculation methodology), higher than the peer group median net management fee of 0.877%. Based on the Lipper data, as well as other factors discussed at the August 27, 2008 Board meeting, the Board determined that the Fund’s proposed advisory fee under the New Advisory Agreement is reasonable relative to its peer group median and noted that it was identical to the advisory fee paid by the Fund under the Current Advisory Agreement.

The Board also compared the fees payable by the Fund relative to those payable by separate account clients of Dreyfus. Based on the additional scope and complexity of the services provided and responsibilities assumed by Dreyfus with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the New Advisory Agreement were reasonable relative to the nature and quality of the services provided.

The Board also considered the Fund’s total expense ratio and compared it to that of its peer group of similar funds. They found that the actual expense ratio of 1.093% was slightly below the median net expense ratio of the peer group of 1.097%, notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

The Board noted that TBCAM had voluntarily agreed to limit its fees and/or reimburse the Fund’s expenses to the extent necessary to limit the Fund’s total expense ratio (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) to 1.10% and that, although this arrangement is temporary and may be changed at any time, Dreyfus had represented to the Board that no change in this voluntary expense limitation was contemplated.

Adviser’s Profitability

The Board considered Dreyfus’ projected 2008 pro forma profitability in managing the Fund and, the Mellon Institutional Funds as a group (assuming integration of the Trust’s operations with the Dreyfus Funds had already occurred), as well as the methodology used to compute such profitability, and the various direct and indirect expenses expected to be incurred by Dreyfus. The Independent Trustees had observed that, based on the pro forma profitability information submitted to them by Dreyfus, Dreyfus expected to incur losses in managing several of the funds in the Mellon Institutional Funds family of funds. The Board compared this pro forma profitability with TBCAM’s actual historical profitability in managing the Fund and also reviewed the methodologies used in computing the pro forma and actual historical profitability. The Trustees observed that Dreyfus’ pro forma information indicated that the Fund would have generated a profit for BNY Mellon for the twelve month period ended June 30, 2008, which profit the Board determined not to be excessive. The Board noted that the rebranding and marketing strategies that formed a part of the plan to consolidate the Fund under the Dreyfus mutual fund organization could be expected to have a positive effect on Dreyfus’ profitability in future years, but that these effects were not yet quantifiable.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows. As in the case of profitability, the Trustees noted that the Fund’s becoming part of the Dreyfus mutual fund operations was expected to produce future economies of scale relative to its historical advisory relationship with TBCAM, but that these could not be projected and quantified currently. The Board concluded that, at existing asset levels and considering current asset growth projections, the implementation of fee breakpoints or other fee reductions was not necessary at this time.

Other Benefits

The Board also considered the additional benefits, based on information provided by management, flowing to BNY Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by BNY Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates had been selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that Dreyfus, TBCAM and BNY Mellon operate businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to BNY Mellon and its affiliates by virtue of their relationships with the Funds and the Mellon Institutional Funds as a group.

* * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund’s New Advisory Agreement and the compensation proposed to be paid to Dreyfus thereunder was fair and reasonable and, thus, voted to approve the New Advisory Agreement for up to one year from its effective date.

22

Trustees and Officers (Unaudited)

The following table lists the Trust’s trustees and officers; their ages, addresses and dates of birth; their positions with the Trust; the length of time holding that position(s) with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended September 30, 2008. The Fund’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

As discussed in the preceeding special shareholders meeting disclosure, at a Special Meeting of Shareholders of the Trust held November 17, 2008, six individuals were elected as Trustees of the Trust, to replace the current Trustees.

Current Independent Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Trustee Remuneration (period ended September 30, 2008)
Samuel C. Fleming (68) 61 Meadowbrook Road Weston, MA 02493 9/30/40	Trustee	Trustee since 11/3/1986	Chairman Emeritus, Decision Resources, Inc. (“DRI”) (healthcare research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI	15	None	Fund: $3,408

Benjamin M. Friedman (64) c/o Harvard University Littauer Center 127 Cambridge, MA 02138 8/5/44	Trustee	Trustee since 9/13/1989	William Joseph Maier Professor of Political Economy, Harvard University	15	Pioneer Funds	Fund: $3,408

John H. Hewitt (73) P.O. Box 2333 New London, NH 03257 4/11/35	Trustee	Trustee since 11/3/1986	Retired	15	None	Fund: $3,408

Caleb Loring III (64) c/o Essex Street Associates P.O. Box 5600 Beverly, MA 01915 11/14/43	Trustee	Trustee since 11/3/1986	Trustee, Essex Street Associates (family investment trust office)	15	None	Fund: $3,701

Current Interested Trustee
J. David Officer (60) The Dreyfus Corporation 200 Park Ave., 55th Fl. New York, NY 10166 8/24/48	Trustee (Chairman), President and Chief Executive Officer	Since 2008	Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation; Executive Vice President of The Bank of New York Mellon Corporation; and Director and President of MBSC Securities Corporation	15	None	Fund: $0

*	Each trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

23

Principal Officers who are Not Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Anderson (43) BNY Mellon Asset Management One Boston Place Boston, MA 02108 7/14/65	Vice President, Treasurer and Chief Financial Officer	Vice President since 1999; Treasurer and CFO since 2002	Vice President and Mutual Funds Controller, BNY Mellon Asset Management; formerly Assistant Vice President and Mutual Funds Controller, Standish Mellon Asset Management Company, LLC

Denise B. Kneeland (57) BNY Mellon Asset Management One Boston Place Boston, MA 02108 8/19/51	Assistant Vice President and Secretary	Assistant Vice President since 1996; Secretary since 2007	First Vice President and Manager, Mutual Funds Operations, BNY Mellon Asset Management; formerly Vice President and Manager, Mutual Fund Operations, Standish Mellon Asset Management Company, LLC

Janelle E. Belcher (50) Founders Asset Management, LLC 210 University Boulevard Suite 800 Denver, CO 80206 4/11/58	Chief Compliance Officer	Since 2008	Vice President — Compliance, Founders Asset Management, LLC (“Founders”), Chief Compliance Officer, Founders, Dreyfus Founders Funds, Inc., and Mellon Optima L/S Strategy Fund, LLC

The Trustees of the Trust elected at the November 17, 2008 Special Meeting are set forth below:

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph S. DiMartino (64)	Corporate Director and Trustee	191 (including 14 Funds of the Trust)
Dreyfus Funds, Chairman of the Board CBIZ, Inc. (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director The Newark Group, Inc., a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

James M. Fitzgibbons (74)	Corporate Director	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member Bill Barrett Company, an oil and gas exploration company, Director

Kenneth A. Himmel (62)
President and CEO, Related Urban Development, a real estate development company (1996-Present); President and CEO, Himmel & Company, a real estate development company (1980-Present); CEO, American Food Management, a restaurant company (1983-Present)
		43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Stephen J. Lockwood (61)	Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

24

Principal Officers who are Not Trustees

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Roslyn M. Watson (58)	Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Benaree Pratt Wiley (62)
Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present); President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
		53 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member CBIZ, Inc. (formerly, Century Business Services Inc.), a provider of outsourcing functions for small and medium size companies, Director

The new Trustees will not take office until on or about December 1, 2008. Therefore, they did not receive remuneration from the Fund for the period ended September 30, 2008.

25

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

6941AR0908

MELLON INSTITUTIONAL FUNDS

Annual Report

Year Ended September 30, 2008

The Boston Company
Small Cap Tax-Sensitive Equity Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund’s portfolio holdings, access the most recent quarterly holdings report, semi-annual report or annual report on the Fund’s web site at http://www.melloninstitutionalfunds.com.

To access the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC’s web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

September 2008

Dear Mellon Institutional Fund Shareholder:

Not since the 1930s has the global financial landscape changed as dramatically or as swiftly as it did during the third quarter of 2008. Market participants have witnessed a series of truly historic events, including the nationalization of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the merger of Merrill Lynch with Bank of America, the takeover of AIG and the collapse of Washington Mutual. Although governments have noted the magnitude of the current crisis and are acting in coordinated efforts to restore liquidity to the credit markets, economic indicators have begun to show signs of a more significant slowdown in growth.

In this challenging environment, the market turbulence that has plagued investors since mid-2007 intensified last quarter. September proved to be one of the most volatile months on record for U.S. and world equity markets; the S&P 500 Index tumbled nearly 9% for the month, pulling its year-to-date return down to -19.3%, while the FTSE All-World Index lost just over 12% in U.S. dollar terms. In a reversal of the typical pattern during past market downturns, many small- and mid-cap indexes have suffered smaller declines this year than their large-cap counterparts.

Many fixed-income investments have also been seriously hampered by the recent turmoil. Despite meaningful steps by the U.S. government, including passage of a bill to fund a pool for mortgage assets, liquidity in some market sectors has reached all-time lows. Treasury yields have fallen amid heightened risk aversion and a continued flight to quality, leading to a further steepening of the yield curve. Spreads on asset-backed and corporate securities-even in traditionally higher-quality sectors-have widened to historically high levels versus Treasuries.

We believe that the damage to economic activity to this point has been substantial enough that a U.S. recession and a global recession are already underway. Although the economic weakness could be severe over the next several months, we currently expect a trough in the U.S. recession in the spring or summer of 2009. This outlook is based on our judgment that aggressive policy measures will foster a transition from the recent phase of disorderly deleveraging to a more orderly deleveraging of the financial system in early 2009.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Enclosed you will find your Fund’s annual report for the fiscal year ended September 30, 2008. Please feel free to contact us with questions or comments.

Sincerely,
J. David Officer
President

1

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Management Discussion and Analysis

Investors witnessed a series of truly historic events over these past few months: the US government takeover of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the merger of Merrill Lynch with Bank of America, and the takeover of the insurance giant AIG. The banking system has begun the very painful process of consolidation after over-extending itself. It was not only a US phenomenon; we are also seeing the cracks in the European financial system. All of these events had the intricately inter-related nature of the global financial system on full display. After some delay, Congress passed the Emergency Economic Stabilization Act. The final details of exactly how the Treasury will put its new powers into practice are uncertain. Given this traumatic background, it is not at all surprising that the major equity indices were down over the past year.

For the 12-month period ended September 30, 2008, The Boston Company Small Cap Tax-Sensitive Equity Fund returned -15.99% as compared to the fund’s benchmark, the Russell 2000 Growth Index, which returned -17.07% over the same period.

The fund enjoyed good contributions from relative returns from exposure to the Healthcare and Consumer Discretionary sectors. Within Healthcare, the best performing industry was healthcare equipment and supplies. Major contributors included Respironics, which was acquired by another company during the year; Natus Medical; Wright Medical and ResMed. Our Consumer Discretionary holdings were down for the year, but significantly less than the benchmark stocks. The weak economy and the cautious outlook for consumer spending have negatively impacted most consumer stocks. We have had satisfactory results from several holdings in this sector including Panera Bread Co., Papa John’s, media company RHI International, and specialty retailer Jos. A. Bank Clothiers.

Conversely, the portfolio was negatively impacted by exposure to the Information Technology and Materials sectors. Within Information Technology, the portfolio’s investments in communications equipment, internet software and services and semiconductors underperformed relative to the benchmark. Opnext, a maker of optical devices for data communications applications, was down due to disappointing results. ValueClick, an online marketing services company, was also down and has been sold. Several of our Materials holdings in metals and mining did poorly for the year. Minefinders Corporation Ltd., which is in the business of mining, development and exploration of precious and base metal properties, was down due to the delayed opening of a new mine. Zinc producer Horsehead Holding was also off substantially as prices were down for zinc.

As we move into the final quarter of the year, we believe that the financial and economic turmoil highlighted earlier will continue to be the major focus of the markets for some time to come. As always, we are sensitive to valuation and fundamentals that help to determine a company’s ability to achieve and sustain growth.

B. Randall Watts, Jr., CFA Portfolio Manager The Boston Company Asset Management, LLC	P. Hans von der Luft Portfolio Manager The Boston Company Asset Management, LLC

2

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Comparison of Change in Value of $100,000 Investment in The Boston Company
Small Cap Tax-Sensitive Equity Fund and Russell 2000 Growth Index (Unaudited)

315,000
268,000
221,000
174,000
127,000
80,000
The Boston Company Small Cap Tax-Sensitive Equity Fund
Russell 2000 Growth Index*
$258,544
$157,901
98
99
00
01
02
03
04
05
06
07
08

Average Annual Total Returns (for period ended 9/30/2008)
	1 Year	3 Years	5 Years	10 Years	Since Inception 1/2/1996
Fund	(15.99)%	2.94%	9.33%	9.97%	10.00%

* Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains. The $100,000 line graph and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund’s investment adviser (if applicable), the fund’s total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

3

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period† April 1, 2008 to September 30, 2008
Actual	$1,000.00	$959.70	$4.85
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

4

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Portfolio Information as of September 30, 2008 (Unaudited)

The Fund is actively managed. Current holdings may be different than those presented below:

Top Ten Holdings*	Sector	Percentage of Investments
CACI International, Inc., Class A	Technology	2.6%
Lions Gate Entertainment Corp.	Consumer Discretionary	2.4
NeuStar, Inc., Class A	Telecommunication Services	2.4
Thermo Fisher Scientific, Inc.	Health Care	2.2
ResMed, Inc.	Health Care	2.2
Wright Medical Group, Inc.	Health Care	2.2
Alberto-Culver Co.	Consumer Staples	2.2
WMS Industries, Inc.	Consumer Discretionary	2.1
SkillSoft PLC—ADR	Technology	1.9
Papa John’s International, Inc.	Consumer Discretionary	1.9
		22.1%

*	Excludes short-term securities and investment of cash collateral.

Economic Sector Allocation	Percentage of Net Assets
Consumer Discretionary	12.8%
Consumer Staples	6.3
Energy	10.7
Financials	5.5
Health Care	28.8
Industrials	12.2
Materials	1.2
Technology	16.6
Telecommunication Services	2.3
Short-term and Other Liabilities	3.6
100.0%

5

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Schedule of Investments—September 30, 2008

Security	Shares		Value ($) (Note 1A)
UNAFFILIATED INVESTMENTS—100.7%
EQUITIES—96.4%
Consumer Discretionary—12.8%
Bebe Stores, Inc.	186,150		1,818,685
DSW, Inc., Class A	97,910	[a]	1,341,367
Interactive Data Corp.	83,110		2,096,034
Lions Gate Entertainment Corp.	784,835	[a]	7,141,999
P.F. Chang’s China Bistro, Inc.	65,920	[a]	1,551,757
Panera Bread Co., Class A	45,640	[a,b]	2,323,076
Papa John’s International, Inc.	203,860	[a,b]	5,536,838
Playboy Enterprises, Inc., Class B	212,360	[a]	836,698
Polaris Industries, Inc.	47,140	[b]	2,144,399
RHI Entertainment, Inc.	132,657		1,976,589
Skechers USA, Inc., Class A	85,670	[a]	1,441,826
Steven Madden Ltd.	80,530	[a]	1,995,533
Tractor Supply Co.	59,793	[a,b]	2,514,296
WMS Industries, Inc.	196,680	[a,b]	6,012,508
			38,731,605
Consumer Staples—6.3%
Alberto-Culver Co.	234,743		6,394,399
NBTY, Inc.	104,390	[a]	3,081,593
Nu Skin Enterprises, Inc., Class A	142,850		2,317,027
Ruddick Corp.	128,306	[b]	4,163,530
Spartan Stores, Inc.	125,920		3,132,890
			19,089,439
Energy—10.7%
Arena Resources, Inc.	109,640	[a]	4,259,514
Berry Petroleum Co., Class A	95,250	[b]	3,689,032
Cal Dive International, Inc.	225,720	[a,b]	2,392,632
Dril-Quip, Inc.	113,850	[a]	4,939,951
Hornbeck Offshore Services, Inc.	101,300	[a,b]	3,912,206
ION Geophysical Corp.	188,720	[a]	2,677,937
NATCO Group, Inc., Class A	106,425	[a,b]	4,276,157
Penn Virginia Corp.	76,101	[b]	4,066,837
Rex Energy Corp.	151,050	[a]	2,380,548
			32,594,814
Financials—5.5%
Arch Capital Group Ltd.	65,380	[a]	4,774,701
Cardtronics, Inc.	136,790	[a]	1,075,169
EZCORP, Inc., Class A	180,380	[a]	3,391,144
IBERIABANK Corp.	41,430		2,189,575
ProAssurance Corp.	47,235	[a]	2,645,160
RLI Corp.	43,960	[b]	2,729,476
			16,805,225

The accompanying notes are an integral part of the financial statements.

6

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Schedule of Investments—September 30, 2008

Security	Shares		Value ($) (Note 1A)
Health Care—28.8%
Acorda Therapeutics, Inc.	58,730	[a]	1,400,710
Alexion Pharmaceuticals, Inc.	72,940	[a]	2,866,542
Alnylam Pharmaceuticals, Inc.	101,570	[a,b]	2,940,451
ArthroCare Corp.	118,890	[a]	3,295,631
Bio-Rad Laboratories, Inc., Class A	54,455	[a]	5,397,580
Celera Corp.	178,050	[a]	2,750,872
CONMED Corp.	157,080	[a]	5,026,560
Covance, Inc.	60,060	[a,b]	5,309,905
Enzon Pharmaceuticals, Inc.	231,250	[a,b]	1,706,625
Exactech, Inc.	47,870	[a]	1,064,629
Incyte Corp.	86,441	[a]	661,274
Integra LifeSciences Holdings Corp.	99,345	[a,b]	4,374,160
Life Sciences Research, Inc.	31,731	[a]	1,139,143
Natus Medical, Inc.	118,500	[a,b]	2,685,210
NuVasive, Inc.	62,170	[a,b]	3,066,846
PAREXEL International Corp.	137,800	[a,b]	3,949,348
PerkinElmer, Inc.	88,790		2,217,086
Pharmasset, Inc.	45,747	[a]	912,653
Phase Forward, Inc.	74,230	[a,b]	1,552,149
PSS World Medical, Inc.	130,410	[a,b]	2,542,995
Regeneron Pharmaceuticals, Inc.	56,330	[a]	1,229,684
ResMed, Inc.	151,820	[a]	6,528,260
Thermo Fisher Scientific, Inc.	119,280	[a,b]	6,560,400
Thoratec Corp.	72,889	[a,b]	1,913,336
United Therapeutics Corp.	22,210	[a]	2,335,826
Varian, Inc.	73,100	[a]	3,135,990
Volcano Corp.	154,750	[a]	2,675,628
Wright Medical Group, Inc.	210,300	[a,b]	6,401,532
XenoPort, Inc.	32,122	[a]	1,557,596
			87,198,621
Industrials—12.2%
Actuant Corp., Class A	131,590		3,321,332
Bucyrus International, Inc.	61,667		2,755,282
Clean Harbors, Inc.	45,780	[a,b]	3,092,439
Cornell Companies, Inc.	92,510	[a]	2,514,422
ENGlobal Corp.	112,240	[a]	1,489,425
Exponent, Inc.	89,920	[a]	2,975,453
Forward Air Corp.	69,730		1,898,748
Huron Consulting Group, Inc.	59,910	[a]	3,413,672
Landstar System, Inc.	80,410		3,542,865
MSC Industrial Direct Co., Inc., Class A	58,600	[b]	2,699,702

The accompanying notes are an integral part of the financial statements.

7

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Schedule of Investments—September 30, 2008

Security	Shares		Value ($) (Note 1A)
Industrials (continued)
Quanta Services, Inc.	138,750	[a,b]	3,747,638
UTI Worldwide, Inc.	258,240		4,395,245
Werner Enterprises, Inc.	47,060		1,021,673
			36,867,896
Materials—1.2%
Packaging Corp. of America	157,550		3,652,009
Technology—16.6%
BigBand Networks, Inc.	166,700	[a]	615,123
Blue Coat Systems, Inc.	61,920	[a]	878,645
CACI International, Inc., Class A	149,000	[a]	7,464,900
Cogent, Inc.	215,820	[a]	2,205,680
Concur Technologies, Inc.	64,220	[a]	2,457,057
Diodes, Inc.	75,870	[a,b]	1,399,801
Informatica Corp.	102,670	[a,b]	1,333,683
IPG Photonics Corp.	80,110	[a]	1,562,946
j2 Global Communications, Inc.	113,130	[a,b]	2,641,585
ManTech International Corp., Class A	49,710	[a]	2,947,306
Marchex, Inc., Class B	178,212		1,833,801
Mellanox Technologies Ltd.	252,890	[a]	2,612,354
Metavante Technologies, Inc.	141,032	[a]	2,716,276
Microsemi Corp.	92,080	[a,b]	2,346,198
Ness Technologies, Inc.	273,210	[a]	3,133,719
Neutral Tandem, Inc.	181,970		3,373,724
ON Semiconductor Corp.	276,770	[a,b]	1,870,965
Opnext, Inc.	407,570	[a]	1,870,746
Polycom, Inc.	57,730	[a,b]	1,335,295
SkillSoft PLC—ADR	534,985	[a]	5,595,943
			50,195,747
Telecommunication Services—2.3%
NeuStar, Inc., Class A	354,840	[a,b]	7,057,768
Total Equities (Cost $287,319,762)			292,193,124

The accompanying notes are an integral part of the financial statements.

8

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Schedule of Investments—September 30, 2008

Security	Shares		Value ($) (Note 1A)
SHORT-TERM INVESTMENTS—11.5%
INVESTMENT OF CASH COLLATERAL—4.3%
BlackRock Cash Strategies L.L.C. (Cost $13,102,183)	13,102,183	[c,e]	13,102,183
TOTAL UNAFFILIATED INVESTMENTS (Cost $300,421,945)			305,295,307
AFFILIATED INVESTMENTS—7.2%
Dreyfus Institutional Cash Advantage Fund	6,360,097	[d,e]	6,360,097
Dreyfus Institutional Preferred Plus Money Market Fund	15,615,531	[d]	15,615,531
TOTAL AFFILIATED INVESTMENTS (Cost $21,975,628)			21,975,628
TOTAL INVESTMENTS—107.9% (Cost $322,397,573)			327,270,935
LIABILITIES IN EXCESS OF OTHER ASSETS—(7.9%)			(24,025,114)
NET ASSETS—100%			303,245,821

Notes to Schedule of Investments:

ADR—American Depository Receipts

a	Non-income producing security.

b	Security, or a portion of thereof, was on loan at September 30, 2008.

c	Illiquid security. At the period end, the value of this security amounted to $13,102,183 or 4.3% of net assets.

d	Affiliated institutional money market fund.

e	Investment of security lending cash collateral.

The accompanying notes are an integral part of the financial statements.

9

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Statement of Assets and Liabilities
September 30, 2008

Assets
Investment in securities, at value (Note 1A)
(including securities on loan, valued at $18,827,710 (Note 7)):
Unaffiliated investments (cost $300,421,945)		$305,295,307
Affiliated investments (Note 1F) (cost $21,975,628)		21,975,628
Receivable for investments sold		31,462,654
Receivable for Fund shares sold		415,084
Interest and dividends receivable		220,398
Prepaid expenses		23,754
Total assets		359,392,825
Liabilities
Collateral for securities on loan (Note 7)	$19,462,280
Payable for investments purchased	35,651,249
Payable for Fund shares redeemed	645,444
Due to Custodian	43,630
Accured investment advisory fee (Note 2)	208,945
Accrued accounting, administration, custody and transfer agent fees (Note 2)	56,894
Accrued professional fees	41,820
Accrued administrator service fees (Note 2)	12,345
Accrued shareholder reporting fees (Note 2)	7,632
Accrued chief compliance officer (Note 2)	472
Other accrued expenses and liabilities	16,293
Total liabilities		56,147,004
Net Assets		$303,245,821
Net Assets consist of:
Paid-in capital		$322,459,344
Accumulated net realized (loss)		(24,086,885)
Net unrealized appreciation		4,873,362
Total Net Assets		$303,245,821
Shares of beneficial interest outstanding		9,027,528
Net Asset Value, offering and redemption price per share (Net Assets/Shares outstanding)		$33.59

The accompanying notes are an integral part of the financial statements.

10

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Statement of Operations
For the Year Ended September 30, 2008

Investment Income (Note 1B)
Dividend income from unaffiliated investments (net of foreign withholding taxes of $1,224)		$905,592
Dividend income from affiliated investments (Note 1F)		850,071
Securities lending income (Note 7)		620,689
Interest income		18,915
Total investment income		2,395,267
Expenses
Investment advisory fee (Note 2)	$2,504,064
Accounting, administration, custody and transfer agent fees (Note 2)	214,575
Professional fees	74,033
Administrative service fees (Note 2)	51,164
Trustees’ fees and expenses (Note 2)	42,246
Registration fees	26,400
Insurance expense	9,854
Miscellaneous expenses	62,941
Net expenses		2,985,277
Net investment (loss)		(590,010)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(18,045,654)
Financial futures transactions	(796,969)
Net realized gain (loss)		(18,842,623)
Change in unrealized appreciation (depreciation) on:
Investments	(34,262,816)
Financial futures contracts	2,643
Change in net unrealized appreciation (depreciation)		(34,260,173)
Net realized and unrealized gain (loss)		(53,102,796)
Net (Decrease) in Net Assets from Operations		$(53,692,806)

The accompanying notes are an integral part of the financial statements.

11

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Statement of Changes in Net Assets

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(590,010)	$(377,226)
Net realized gain (loss)	(18,842,623)	19,141,162
Change in net unrealized appreciation (depreciation)	(34,260,173)	20,921,812
Net increase (decrease) in net assets from investment operations	(53,692,806)	39,685,748
Distributions to Shareholders (Note 1C)
From net realized gains on investments	(22,815,052)	(27,215,421)
Fund Share Transactions (Note 4)
Net proceeds from sale of shares	99,647,850	149,130,264
Value of shares issued to shareholders in reinvestment of distributions	17,523,679	25,616,045
Cost of shares redeemed (net of redemption fees of $3,541 and $0, respectively)	(53,896,929)	(31,289,631)
Net increase (decrease) in net assets from Fund share transactions	63,274,600	143,456,678
Total Increase (Decrease) in Net Assets	(13,233,258)	155,927,005
Net Assets
At beginning of year	316,479,079	160,552,074
At end of year	$303,245,821	$316,479,079

The accompanying notes are an integral part of the financial statements.

12

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Financial Highlights

	Year Ended September 30,
	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Year	$43.15		$42.27	$42.35	$34.71	$29.58
From Operations:
Net investment income (loss) (a)	(0.07)		(0.07)	(0.08)	(0.10)	(0.24)
Net realized and unrealized gains (loss) on investments	(6.42	)(b)	8.07 (b)	3.08	7.74	5.37 (b)
Total from operations	(6.49)		8.00	3.00	7.64	5.13
Less Distributions to Shareholders:
From net realized gains on investments	(3.07)		(7.12)	(3.08)	—	—
Total distributions to shareholders	(3.07)		(7.12)	(3.08)	—	—
Net Asset Value, End of Year	$33.59		$43.15	$42.27	$42.35	$34.71
Total Return	(15.99%)		20.79%	7.49%	22.01%	17.34%
Ratios/Supplemental Data:
Expenses (to average daily net assets)*	0.95%		0.96%	0.99%	0.99%	1.03%
Net Investment Income (Loss) (to average daily net assets)*	(0.19%)		(0.17%)	(0.18%)	(0.26%)	(0.71%)
Portfolio Turnover	209%		170%	169%	137%	150%
Net Assets, End of Year (000’s omitted)	$303,246		$316,479	$160,552	$160,035	$120,372

(a)	Calculated based on average shares outstanding.
(b)	Amounts include litigation proceeds received by the Fund of $0.01 for the year ended September 30, 2008, $0.04 for the year ended September 30, 2007 and $0.03 for the year ended September 30, 2004.

The accompanying notes are an integral part of the financial statements.

13

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Notes to Financial Statements

(1)	Organization and Significant Accounting Policies:

Mellon Institutional Funds Investment Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Tax-Sensitive Equity Fund (the “Fund”) is a separate diversified investment series of the Trust.

The objective of the Fund is to maximize after-tax total return, consisting of long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small capitalization U.S. companies. The Fund considers small cap companies to have total market capitalizations equal to or less than the total market capitalization of the largest company included in the Russell 2000 Growth Index. The Fund may also invest in equity index futures contracts based primarily upon the Russell 2000 Index.

Effective December 1, 2008, the Trust’s name will change to Dreyfus Investment Funds and the Fund’s name will change to Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Investment security valuations

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Securities are valued at the last sale price on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund’s assets that are invested in one or more open-end regulated investment companies (“RICs”), the Fund’s net asset value (“NAV”) will be calculated based upon the NAVs of such RICs.

Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

B. Securities transactions and income

Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

C. Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund’s distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

14

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Notes to Financial Statements

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to wash sales and post October loss deferrals.

Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

D. Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E. Commitments and contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

F. Affiliated issuers

Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), or its affiliates. During the year ended September 30, 2008, the Fund invested available cash balances and cash collateral from securities lending in affiliated money market funds. During the period, each affiliated investment maintained a $1 net asset value, as such, there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation). Dividends from affiliated investments are reflected in the statement of operations.

G. New accounting requirements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

(2)	Investment Advisory Fee and Other Transactions With Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund’s average daily net assets.

The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $21,484, for the year ended September 30, 2008.

15

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Notes to Financial Statements

The Trust has an agreement with The Bank of New York Mellon, formerly Mellon Bank, N.A. (“BNYM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and fund accounting services for the Fund. For these services the Fund pays BNYM a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $193,091 for the year ended September 30, 2008.

The Trust also entered into an agreement with BNYM to perform certain securities lending activities and to act as the Fund’s lending agent. BNYM receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, BNYM earned $266,035 for the year ended September 30, 2008. See Note 7 for further details.

The Trust entered into two separate agreements with BNYM, formerly The Bank of New York, that enable the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $3,483 for the year ended September 30, 2008, which is included in miscellaneous expenses in the Statement of Operations. See Note 8 for further details.

The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust’s Chief Compliance Officer. For the year ended September 30, 2008, the Fund was charged $5,532, which amount is included in miscellaneous expenses in the Statement of Operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $17,522, which amount is included in miscellaneous expenses in the Statement of Operations, for the year ended September 30, 2008.

The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund’s average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor’s promotional efforts. For the year ended September 30, 2008, the Fund was charged $47,632 for fees payable to BNY Mellon Wealth Management.

MBSC Securities Corporation (“MBSC”), a wholly-owned subsidiary of BNY Mellon and affiliate of TBCAM, is the distributor of the Fund’s shares.

(3)	Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2008 were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$658,583,364	$615,980,525

(4)	Shares of Beneficial Interest:

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Shares Sold	2,664,479	3,640,582
Shares issued to shareholders in reinvested distributions	452,107	659,528
Shares redeemed	(1,423,379)	(764,326)
Net increase (decrease)	1,693,207	3,535,784

16

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Notes to Financial Statements

At September 30, 2008, two shareholders of record, in the aggregate held approximately 64% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund. A significant redemption by such shareholders could result in illiquid or less liquid investments comprising a larger portion of the Fund’s portfolio.

The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2008, the Fund received $3,541 in redemption fees and is reflected in the cost of shares redeemed.

(5)	Federal Taxes:

Each year, the Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

During the current year, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and valuing the benefit management believes it would recover. Management believes the Fund will realize the full benefit of the tax positions it has taken and, therefore, no provision has been recorded in the accompanying financial statements.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2008 were as follows:

Cost for federal income tax purposes	$325,663,082
Gross unrealized appreciation	$21,077,657
Gross unrealized depreciation	(19,469,804)
Net unrealized appreciation (depreciation)	$1,607,853

In addition, the Fund had $20,821,376 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following tax year ending September 30, 2009.

The tax character of distributions paid during fiscal years ended September 30, 2008 and September 30, 2007 was as follows:

	2008	2007
Ordinary income	$9,849,655	$8,747,920
Long-term capital gains	12,965,397	18,467,501
Total distributions	$22,815,052	$27,215,421

(6)	Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

The Fund may trade the following financial instruments with off-balance sheet risk:

Futures contracts

The Fund may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund’s exposure to the underlying instrument, while selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other investments. Use of long futures contracts subjects the Fund to the risk of loss in excess of the amounts on the Statement of Assets and

17

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Notes to Financial Statements

Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract’s terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

At September 30, 2008, the Fund did not hold any financial futures contracts.

(7)	Securities Lending:

The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized by the borrower at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund’s obligations due on the loans.

Until December 10, 2007, all cash collateral received by the Fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund L.L.C. (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the Fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended. To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through September 30, 2008, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the Fund were reinvested in shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund. See Schedule of Investments for further detail on the Fund’s investment of cash collateral in the BlackRock Fund and the Dreyfus Fund as of September 30, 2008. During the period October 1, 2008 through November 26, 2008, the Fund received $7,071,169 in liquidation proceeds of its investment in the BlackRock Fund.

The Fund loaned securities for the year ended September 30, 2008 and earned interest on the invested collateral of $2,420,406 of which $1,799,717 was rebated to borrowers or paid in fees. At September 30, 2008, the Fund had securities valued at $18,827,710 on loan of which $19,462,280 was collateralized with cash and $19,000 was collateralized with highly liquid securities. See schedule of Investments for further details on the security positions on loan and collateral held.

(8)	Line of Credit:

On behalf of the Fund and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. For the year ended September 30, 2008, the Fund did not borrow against the line of credit.

(9)	Subsequent Event:

On August 27, 2008, a majority of the Trust’s Board of Trustees approved the appointment of The Dreyfus Corporation (“Dreyfus”) to serve as the Fund’s investment adviser as of December 1, 2008. The terms of the new advisory agreement with Dreyfus are substantially identical to the terms of the current advisory agreement between the Fund and TBCAM, and the advisory fees to be paid to Dreyfus are identical to those currently paid to TBCAM.

18

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Small Cap Tax-Sensitive Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Tax-Sensitive Equity Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 3, 2008

19

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders was held on November 17, 2008 for the purpose of recommending a new slate of trustees for election. On or about October 10, 2008, the Trust sent to all shareholders of record as of September 3, 2008 a notice and a proxy statement in connection with the Special Meeting which contained relevant information regarding the nominees and the current trustees’ recommendation to the Trust’s shareholders that they vote for the election of these nominees to serve in their stead. At the meeting, the following nominees were elected in place of the current trustees: Joseph S. DiMartino, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson, and Benaree Pratt Wiley. It is expected that these individuals will assume their roles on or about December 1, 2008.

20

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

Background and Summary

The 1940 Act requires that a majority of the Board of Trustees, including a majority of the Trustees who are not affiliated with The Boston Company Small Cap Tax-Sensitive Equity Fund (the “Fund”), any investment adviser to the Fund or the Trust’s principal underwriter (the “Independent Trustees”), voting separately, approve the Fund’s advisory agreement and the related fees.

At their meeting held on August 27, 2008, the Board of Trustees and Independent Trustees, by majority vote, approved a new investment advisory agreement (the “New Advisory Agreement”) effective December 1, 2008, between Mellon Institutional Funds Investment Trust (the “Trust”), on behalf of the Fund, and a new adviser, The Dreyfus Corporation (“Dreyfus”), with respect to the Fund. This New Advisory Agreement replaces the investment advisory agreement between the Trust, on behalf of the Fund, and The Boston Company Asset Management LLC (“TBCAM”) (such agreement, the “Current Advisory Agreement”). As discussed below, however, it is expected that the appointment of Dreyfus under the New Advisory Agreement will not result in any actual change in the investment management services provided to the Fund, the investment professionals who provide these services, or in the fees charged to the Fund for these services.

The New Advisory Agreement and the appointment of Dreyfus as the Fund’s investment adviser were proposed to the Trustees in the context of a larger proposed rebranding and consolidation of mutual fund businesses of The Bank of New York Mellon Corporation (“BNY Mellon”). Specifically, BNY Mellon proposed to consolidate substantially all of its mutual fund businesses, including the Fund and all of the other funds comprising the Trust, under the Dreyfus name, organization and infrastructure. Dreyfus is currently BNY Mellon’s primary mutual fund business unit, with approximately $340 billion in assets under management and approximately 180 mutual fund portfolios. The appointment of Dreyfus as investment adviser to all the Funds comprising the Trust consolidates the proprietary mutual fund investment management operations of two BNY Mellon advisory firms, TBCAM and Standish Mellon Asset Management Company LLC, into a single BNY Mellon company, Dreyfus. Following completion of this consolidation, it is expected that the Trust and all of the Funds will be rebranded and marketed under the Dreyfus name.

In proposing the New Advisory Agreement and the appointment of Dreyfus as the Fund’s adviser, management provided the Board with written assurances that, if approved as to the Fund, this consolidation would not result in any change in the portfolio management of the Fund, the investment professionals who serve the Fund, or the fees charged for these services. Instead, the portfolio managers and research analysts who have provided services to the Fund in the past would continue to do so under the New Advisory Agreement using the same investment process they have used previously, only they would perform such services as personnel of Dreyfus, while also remaining personnel of their current firm.

Management proposed also to transfer simultaneously certain non-advisory functions and operations to corresponding units within Dreyfus and to combine certain of the Trust’s outside service provider relationships with those of the Dreyfus funds.

In connection with these changes, the current Board of Trustees also determined to recommend to shareholders of the Trust the election of six individuals, each of whom currently serves as independent trustee or director of funds managed by Dreyfus, to serve in their stead.

At the Board’s request, management provided information as to the combined financial impact of these changes on the Trust. This information indicated that the consolidation of the Trust’s Board, advisory functions, other operations of the Trust, and the service provider relationships would result in certain efficiencies and cost savings to the funds over time.

* * *

In determining to approve the New Advisory Agreement, the Board concluded, based on representations from management, that shareholders of the Fund would experience no actual change in the portfolio management of the Fund as a result of the new contractual arrangement with Dreyfus and may over time experience efficiencies and cost savings. The Board noted also that the terms of the New Advisory Agreement were substantially identical to the terms of the Current Advisory Agreement between the Fund and TBCAM, and that the advisory fees to be paid to Dreyfus were identical to those currently paid to TBCAM.

The Board’s Deliberations

In determining whether to approve the New Advisory Agreement, the Independent Trustees received from Dreyfus a broad range of information in response to several written requests prepared on behalf of the Independent Trustees by their own legal counsel. The Independent Trustees met alone in private sessions with their legal counsel on several occasions, including at a special meeting devoted to these proposals on August 7, 2008, to review these materials and to discuss the New Advisory Agreement and other changes proposed by management. Representatives of management participated in portions of these sessions to provide an overview of Dreyfus’ organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees’ review of the materials and their deliberations. These included discussions as to the impact on the Fund, if any, of the engagement of Dreyfus as the Fund’s investment adviser and the related consolidation of certain other operations of the Fund under the Dreyfus organization.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i)  Financial and Economic Data: Dreyfus’ balance sheet and income statements, as well as an historical and pro forma profitability analysis of Dreyfus and of BNY Mellon with respect to the investment management services provided and to be provided, to the Fund, including profitability with respect to the custodian, transfer agent and securities lending services provided to the Fund by BNY Mellon affiliates, as well as a separate presentation of profitability relative to that of several publicly traded investment advisers;

21

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

(ii)  Management Teams and Operations: Dreyfus’ Form ADV, as well as information concerning Dreyfus’ executive management, portfolio management, client service personnel and overall organizational structure, assets under management, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee, and expense ratios compared to other funds, and Dreyfus’ separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: TBCAM’s commentary on the Fund’s performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year; and

(v) Other Benefits: The benefits flowing to BNY Mellon and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of BNY Mellon.

In considering the approval of the Fund’s New Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the New Advisory Agreement and the compensation to Dreyfus provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services proposed to be provided to the Fund by Dreyfus. In their deliberations as to the approval of the New Advisory Agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have previously chosen to entrust TBCAM, the investment professionals of which would, under the proposal, also become associated with Dreyus to manage the portion of their assets invested in the Fund, under the supervision of the Board.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services to be provided by Dreyfus. The Board determined that the services to be provided were of high quality and at least commensurate with industry standards. The Board also placed significant weight on assurances provided by management that there would be no material changes in the nature or quality of the services provided, including in the personnel or processes utilized in providing investment management services to the Fund as a result of the appointment of Dreyfus and that no such changes were currently contemplated by management in the future.

The Trustees reviewed the background and experience of the Fund’s portfolio managers then employed by TBCAM, who would become associated with Dreyfus. In previous meetings the Trustees had heard from senior management of Dreyfus an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Dreyfus’ investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that Dreyfus, using the same investment professionals and resources then supplied by TBCAM, had the expertise and resources to manage the Fund effectively on a day-to-day basis.

Investment Performance

The Board considered the historical investment performance of TBCAM in managing the Fund against a peer group of investment companies selected by TBCAM with input from the Trustees. The Board also compared the Fund’s investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings against that universe. In addition to the information received by the Board for the August 27, 2008 Board meeting, the Trustees had received similar detailed comparative performance information for the Fund at regular Board meetings during the year.

Lipper materials provided to the Board at the August 27 meeting indicated that the performance of the Fund for the 1-, 3- and 5-year periods ended May 31, 2008 was -3.00%, 11.51% and 15.22%, respectively. The Board found that for the 1-, 3- and 5-year periods, the Fund had outperformed its peer group average returns of -7.93%, 8.48% and 12.51%, respectively.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate proposed to be paid by the Fund to Dreyfus which was identical to the fee then being paid together with written assurances that no increase in the fee payable by the Fund was contemplated. The Lipper data presenting the Fund’s “net management fees” included fees paid by the Fund, as calculated by Lipper, for administrative services provided by The Bank of New York Mellon, the Trust’s custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.

22

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Tax-Sensitive Equity Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

The Fund’s contractual advisory fee was 0.80%, in the 2nd quintile (1st being the best) of its peer group of funds, the median fee of which was 0.85%. The Fund’s net management fee was 0.876% (which included 0.076% in administrative services fees under Lipper’s calculation methodology), slightly higher than the peer group median net management fee of 0.864%.

Based on the Lipper data, as well as other factors discussed at the August 27, 2008 Board meeting, the Board determined that the Fund’s proposed advisory fee under the New Advisory Agreement is reasonable relative to its peer group median and noted that it was identical to the advisory fee paid by the Fund under the Current Advisory Agreement.

The Board also compared the fees payable by the Fund relative to those payable by separate account clients of Dreyfus. Based on the additional scope and complexity of the services provided and responsibilities assumed by Dreyfus with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the New Advisory Agreement were reasonable relative to the nature and quality of the services provided.

Board also considered the Fund’s total expense ratio and compared it to that of its peer group of similar funds. They found that the actual expense ratio of 0.960% was well below the median net expense ratio of the peer group of 1.106% notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

The Board noted that TBCAM had voluntarily agreed to limit its fees and/or reimburse the Fund’s expenses to the extent necessary to limit the Fund’s total expense ratio (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) to 1.10% and that, although this arrangement is temporary and may be changed at any time, Dreyfus had represented to the Board that no change in this voluntary expense limitation was contemplated.

Adviser’s Profitability

The Board considered Dreyfus’ projected 2008 pro forma profitability in managing the Fund and, the Mellon Institutional Funds as a group (assuming integration of the Trust’s operations with the Dreyfus Funds had already occurred), as well as the methodology used to compute such profitability, and the various direct and indirect expenses expected to be incurred by Dreyfus. The Independent Trustees had observed that, based on the pro forma profitability information submitted to them by Dreyfus, Dreyfus expected to incur losses in managing several of the funds in the Mellon Institutional Funds family of funds. The Board compared this pro forma profitability with TBCAM’s actual historical profitability in managing the Fund and also reviewed the methodologies used in computing the pro forma and actual historical profitability. The Trustees observed that Dreyfus’ pro forma information indicated that the Fund would have generated a profit for BNY Mellon for the twelve month period ended June 30, 2008, which profit the Board determined not to be excessive. The Board noted that the rebranding and marketing strategies that formed a part of the plan to consolidate the Fund under the Dreyfus mutual fund organization could be expected to have a positive effect on Dreyfus’ profitability in future years, but that these effects were not yet quantifiable.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows. As in the case of profitability, the Trustees noted that the Fund’s becoming part of the Dreyfus mutual fund operations was expected to produce future economies of scale relative to its historical advisory relationship with TBCAM, but that these could not be projected and quantified currently. The Board concluded that, at existing asset levels and considering current asset growth projections, the implementation of fee breakpoints or other fee reductions was not necessary at this time.

Other Benefits

The Board also considered the additional benefits, based on information provided by management, flowing to BNY Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by BNY Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates had been selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that Dreyfus, TBCAM and BNY Mellon operate businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to BNY Mellon and its affiliates by virtue of their relationships with the Funds and the Mellon Institutional Funds as a group.

* * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund’s New Advisory Agreement and the compensation proposed to be paid to Dreyfus thereunder was fair and reasonable and, thus, voted to approve the New Advisory Agreement for up to one year from its effective date.

23

Trustees and Officers (Unaudited)

The following table lists the Trust’s trustees and officers; their ages, addresses and dates of birth; their positions with the Trust; the length of time holding that position(s) with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended September 30, 2008. The Fund’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

As discussed in the preceeding special shareholders meeting discosure, at a Special Meeting of Shareholders of the Trust held November 17, 2008, six individuals were elected as Trustees of the Trust, to replace the current Trustees.

Current Independent Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Trustee Remuneration (period ended September 30, 2008)
Samuel C. Fleming (68) 61 Meadowbrook Road Weston, MA 02493 9/30/40	Trustee	Trustee since 11/3/1986	Chairman Emeritus, Decision Resources, Inc. (“DRI”) (healthcare research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI	15	None	Fund: $3,408

Benjamin M. Friedman (64) c/o Harvard University Littauer Center 127 Cambridge, MA 02138 8/5/44	Trustee	Trustee since 9/13/1989	William Joseph Maier Professor of Political Economy, Harvard University	15	Pioneer Funds	Fund: $3,408

John H. Hewitt (73) P.O. Box 2333 New London, NH 03257 4/11/35	Trustee	Trustee since 11/3/1986	Retired	15	None	Fund: $3,408

Caleb Loring III (64) c/o Essex Street Associates P.O. Box 5600 Beverly, MA 01915 11/14/43	Trustee	Trustee since 11/3/1986	Trustee, Essex Street Associates (family investment trust office)	15	None	Fund: $3,701
Current Interested Trustee

J. David Officer (60) The Dreyfus Corporation 200 Park Ave., 55th Fl. New York, NY 10166 8/24/48	Trustee (Chairman), President and Chief Executive Officer	Since 2008	Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation; Executive Vice President of The Bank of New York Mellon Corporation; and Director and President of MBSC Securities Corporation	15	None	Fund: $0

*	Each trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

24

Principal Officers who are Not Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Anderson (43) BNY Mellon Asset Management One Boston Place Boston, MA 02108 7/14/65	Vice President, Treasurer and Chief Financial Officer	Vice President since 1999; Treasurer and CFO since 2002	Vice President and Mutual Funds Controller, BNY Mellon Asset Management; formerly Assistant Vice President and Mutual Funds Controller, Standish Mellon Asset Management Company, LLC

Denise B. Kneeland (57) BNY Mellon Asset Management One Boston Place Boston, MA 02108 8/19/51	Assistant Vice President and Secretary	Assistant Vice President since 1996; Secretary since 2007	First Vice President and Manager, Mutual Funds Operations, BNY Mellon Asset Management; formerly Vice President and Manager, Mutual Fund Operations, Standish Mellon Asset Management Company, LLC

Janelle E. Belcher (50) Founders Asset Management, LLC 210 University Boulevard Suite 800 Denver, CO 80206 4/11/58	Chief Compliance Officer	Since 2008	Vice President — Compliance, Founders Asset Management, LLC (“Founders”), Chief Compliance Officer, Founders, Dreyfus Founders Funds, Inc., and Mellon Optima L/S Strategy Fund, LLC

The Trustees of the Trust elected at the November 17, 2008 Special Meeting are set forth below:

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph S. DiMartino (64)	Corporate Director and Trustee	191 (including 14 Funds of the Trust)
Dreyfus Funds, Chairman of the Board CBIZ, Inc. (formerly, Century Business Services Inc.), a provider of outsourcing functions for small and medium size companies, Director The Newark Group, Inc., a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

James M. Fitzgibbons (74)	Corporate Director	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member Bill Barrett Company, an oil and gas exploration company, Director

Kenneth A. Himmel (62)
President and CEO, Related Urban Development, a real estate development company (1996-Present); President and CEO, Himmel & Company, a real estate development company (1980-Present); CEO, American Food Management, a restaurant company (1983-Present)
		43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Stephen J. Lockwood (61)	Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

25

Principal Officers who are Not Trustees

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Roslyn M. Watson (58)	Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Benaree Pratt Wiley (62)
Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present); President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
		53 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member CBIZ, Inc. (formerly, Century Business Services Inc.), a provider of outsourcing functions for small and medium size companies, Director

The new Trustees will not take office until on or about December 1, 2008. Therefore, they did not receive remuneration from the Fund for the period ended September 30, 2008.

26

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

6938AR0908

MELLON INSTITUTIONAL FUNDS

Annual Report

Year Ended September 30, 2008

The Boston Company
Small Cap Value Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund’s portfolio holdings, access the most recent quarterly holdings report, semi-annual report or annual report on the Fund’s web site at http://www.melloninstitutionalfunds.com.

To access the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC’s web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

September 2008

Dear Mellon Institutional Fund Shareholder:

Not since the 1930s has the global financial landscape changed as dramatically or as swiftly as it did during the third quarter of 2008. Market participants have witnessed a series of truly historic events, including the nationalization of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the merger of Merrill Lynch with Bank of America, the takeover of AIG and the collapse of Washington Mutual. Although governments have noted the magnitude of the current crisis and are acting in coordinated efforts to restore liquidity to the credit markets, economic indicators have begun to show signs of a more significant slowdown in growth.

In this challenging environment, the market turbulence that has plagued investors since mid-2007 intensified last quarter. September proved to be one of the most volatile months on record for U.S. and world equity markets; the S&P 500 Index tumbled nearly 9% for the month, pulling its year-to-date return down to –19.3%, while the FTSE All-World Index lost just over 12% in U.S. dollar terms. In a reversal of the typical pattern during past market downturns, many small- and mid-cap indexes have suffered smaller declines this year than their large-cap counterparts.

Many fixed-income investments have also been seriously hampered by the recent turmoil. Despite meaningful steps by the U.S. government, including passage of a bill to fund a pool for mortgage assets, liquidity in some market sectors has reached all-time lows. Treasury yields have fallen amid heightened risk aversion and a continued flight to quality, leading to a further steepening of the yield curve. Spreads on asset-backed and corporate securities-even in traditionally higher-quality sectors-have widened to historically high levels versus Treasuries.

We believe that the damage to economic activity to this point has been substantial enough that a U.S. recession and a global recession are already underway. Although the economic weakness could be severe over the next several months, we currently expect a trough in the U.S. recession in the spring or summer of 2009. This outlook is based on our judgment that aggressive policy measures will foster a transition from the recent phase of disorderly deleveraging to a more orderly deleveraging of the financial system in early 2009.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Enclosed you will find your Fund’s annual report for the fiscal year ended September 30, 2008. Please feel free to contact us with questions or comments.

Sincerely,
J. David Officer
President

1

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Management Discussion and Analysis

Investors witnessed a series of truly historic events over these past few months: the US government takeover of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the merger of Merrill Lynch with Bank of America, and the takeover of the insurance giant AIG. The banking system has begun the very painful process of consolidation after over-extending itself. It was not only a US phenomenon; we are also seeing the cracks in the European financial system. All of these events had the intricately inter-related nature of the global financial system on full display. After some delay, Congress passed the Emergency Economic Stabilization Act. The final details of exactly how the Treasury will put its new powers into practice are uncertain. Given this traumatic background, it is not at all surprising that the major equity indices were down over the past year.

For the 12-month period ended September 30, 2008, The Boston Company Small Cap Value Fund returned –15.38% as compared to the fund’s benchmark, the Russell 2000 Value Index, which returned –12.25% over the same period.

Returns were positively impacted by relative strength in the Consumer Staples and Industrials sectors.

Within Consumer Staples, our holdings in the food staples and retailing segment performed well with one of our largest portfolio holdings, Longs Drug Stores, up substantially as a result of a takeover bid. We sold the stock for a significant profit. BJ’s Wholesale Club, a discount retailer, also performed well. Additionally, we had good results from Ralcorp Holdings, a generic food producer, in the food products industry which is somewhat less vulnerable to the impact of the slowing economy. Our Industrials holdings did well, primarily from good results in the commercial services and supplies industry. Clean Harbors Inc., a provider of environmental services and an operator of non-nuclear hazardous waste treatment facilities, performed well as did American Ecology Corp., a provider of radioactive, hazardous, and industrial waste management services to commercial and government entities.

Conversely, the portfolio was negatively impacted by the Financial and Energy sectors. Our Financial holdings were relatively weak performers but results were helped by our sector underweight. This beaten down group reflects how negative fundamentals and psychology toward a segment can drive stock prices to seemingly attractive levels. A number of small commercial banks rebounded sharply during the latter part of the fiscal year as investors came to realize that they were not impacted by many of the negative developments that larger banks were grappling with. We have increased our commitment to commercial banks as bargains present themselves. Our Energy holdings declined dramatically in the final quarter of the fiscal year as oil prices collapsed in reaction to declining demand and a more subdued outlook for global economic activity. We reduced our sector emphasis toward the end of the period and our current holdings remain concentrated in the energy equipment & services industry where the profit outlook appears more stable.

As we move into the final quarter of the year, we believe that the financial and economic turmoil highlighted earlier will continue to be the major focus of the markets for some time to come. As always, we are sensitive to valuation and fundamentals that help to determine a company’s ability to achieve and sustain growth.

Joseph M. Corrado, CFA Portfolio Manager The Boston Company Asset Management, LLC	Edward R. Walter, CFA Portfolio Manager The Boston Company Asset Management, LLC

2

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Comparison of Change in Value of $100,000 Investment in The Boston Company
Small Cap Value Fund and the Russell 2000 Value Index (Unaudited)

375,000
320,000
265,000
210,000
150,000
100,000
The Boston Company Small Cap Value Fund
Russell 2000 Value Index*
$298,397
$251,012
2/1/00
00
01
02
03
04
05
06
07
08

Average Annual Total Returns (for period ended 9/30/2008)
	1 Year	3 Years	5 Years	Since Inception 2/1/2000
Fund	(15.38)%	1.89%	10.77%	13.46%

* Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund’s dividends from income and capital gains. The $100,000 line graph and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund’s investment adviser (if applicable), the fund’s total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

3

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period† April 1, 2008 to September 30, 2008
Actual	$1,000.00	$ 984.20	$4.66
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.30	$4.75

† Expenses are equal to the Fund’s annualized expense ratio of .94%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

4

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Portfolio Information as of September 30, 2008 (Unaudited)

The Fund is actively managed. Current holdings may be different than those presented below:

Top Ten Holdings*	Sector	Percentage of Investments
iShares Russell 2000 Value Index Fund	Exchange Traded Fund	3.2%
City National Corp.	Financials	1.9
Granite Construction, Inc.	Industrials	1.6
Jefferies Group, Inc.	Financials	1.4
Whole Foods Market, Inc.	Consumer Staples	1.3
Philadelphia Consolidated Holding Co.	Financials	1.3
Curtiss-Wright Corp.	Industrials	1.3
Piper Jaffray Cos.	Financials	1.3
Ralcorp Holdings, Inc.	Consumer Staples	1.3
Pacific Capital Bancorp	Financials	1.3
		15.9%

*	Excludes short-term securities and investment of cash collateral.

Economic Sector Allocation	Percentage of Net Assets
Consumer Discretionary	17.4%
Consumer Staples	6.4
Energy	3.5
Financials	25.0
Health Care	6.1
Industrials	12.4
Materials	4.2
Technology	13.5
Telecommunication Services	1.4
Utilities	3.7
Exchange Traded Funds	3.1
Short-term and Net other Liabilities	3.3
100.0%

5

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Schedule of Investments—September 30, 2008

Security	Shares		Value ($) (Note 1A)
UNAFFILIATED INVESTMENTS—103.6%
EQUITIES—93.6%
Consumer Discretionary—17.4%
AH Belo Corp., Class A	130,396		672,843
AnnTaylor Stores Corp.	157,300	[a]	3,246,672
Asbury Automotive Group, Inc.	89,630	[b]	1,032,538
Bebe Stores, Inc.	263,610	[b]	2,575,470
Brunswick Corp.	116,050	[b]	1,484,279
Cache, Inc.	146,880	[a]	1,009,066
Cavco Industries, Inc.	58,592	[a,b]	2,118,101
Children’s Place Retail Stores, Inc.	104,660	[a,b]	3,490,411
Courier Corp.	86,610	[b]	1,763,380
Cox Radio, Inc., Class A	58,989	[a,b]	622,924
Dick’s Sporting Goods, Inc.	143,800	[a]	2,815,604
Drew Industries, Inc.	191,890	[a,b]	3,283,238
Ethan Allen Interiors, Inc.	127,260	[b]	3,565,825
Foot Locker, Inc.	159,570		2,578,651
Gentex Corp.	167,680		2,397,824
Hillenbrand, Inc.	66,136		1,333,302
Jos A Bank Clothiers, Inc.	133,770	[a,b]	4,494,672
Kenneth Cole Productions, Inc., Class A	128,450	[b]	1,888,215
M.D.C. Holdings, Inc.	116,820		4,274,444
Meredith Corp.	104,640	[b]	2,934,106
Modine Manufacturing Co.	120,780	[b]	1,748,894
New York Times Co., Class A	310,699	[b]	4,439,889
OfficeMax, Inc.	477,790		4,247,553
P.F. Chang’s China Bistro, Inc.	90,410	[a,b]	2,128,251
Panera Bread Co., Class A	95,860	[a,b]	4,879,274
Regis Corp.	143,616		3,949,440
Ryland Group, Inc.	148,730	[b]	3,944,320
Sonic Automotive, Inc., Class A	102,200		864,612
Tenneco, Inc.	76,883	[a,b]	817,266
THQ, Inc.	37,730	[a]	454,269
Timberland Co., Class A	174,750	[a,b]	3,035,408
Tractor Supply Co.	80,863	[a]	3,400,289
Universal Electronics, Inc.	19,330	[a]	482,863
Williams-Sonoma, Inc.	170,210	[b]	2,753,998
Zale Corp.	113,290	[a,b]	2,832,250
			87,560,141
Consumer Staples—6.4%
BJ’S Wholesale Club, Inc.	138,800	[a,b]	5,393,768
Casey’s General Stores, Inc.	175,164	[b]	5,284,698
Lancaster Colony Corp.	35,141	[b]	1,323,410
Lance, Inc.	102,380	[b]	2,323,002

The accompanying notes are an integral part of the financial statements.

6

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Schedule of Investments—September 30, 2008

Security	Shares		Value ($) (Note 1A)
Consumer Staples (continued)
Ralcorp Holdings, Inc.	92,210	[a,b]	6,215,876
United Natural Foods, Inc.	55,830	[a,b]	1,395,192
Whole Foods Market, Inc.	327,686	[b]	6,563,551
Winn-Dixie Stores, Inc.	271,080	[a,b]	3,768,012
			32,267,509
Energy—3.5%
CARBO Ceramics, Inc.	48,099	[b]	2,482,389
Dril-Quip, Inc.	70,633	[a]	3,064,766
Global Industries Ltd.	187,690	[a,b]	1,302,569
Key Energy Services, Inc.	300,400	[a]	3,484,640
Penn Virginia Corp.	45,450	[b]	2,428,848
Pioneer Drilling Co.	250,200	[a,b]	3,327,660
Unit Corp.	27,688	[a]	1,379,416
			17,470,288
Financials—25.0%
Acadia Realty Trust REIT	65,830		1,664,182
AMBAC Financial Group, Inc.	250,447	[b]	583,542
Aspen Insurance Holdings Ltd.	123,730		3,402,575
BancorpSouth, Inc.	219,882	[b]	6,185,281
BioMed Realty Trust, Inc. REIT	120,500	[b]	3,187,225
Care Investment Trust, Inc. REIT	73,126	[b]	839,486
City National Corp.	171,077	[b]	9,289,481
Cohen & Steers, Inc.	97,040	[b]	2,749,143
Colonial BancGroup, Inc.	234,102	[b]	1,840,042
Fidelity National Financial, Inc., Class A	187,256		2,752,663
Financial Federal Corp.	167,773	[b]	3,845,357
First American Corp.	143,030		4,219,385
First Horizon National Corp.	171,566		1,605,858
FirstMerit Corp.	276,250	[b]	5,801,250
Flushing Financial Corp.	141,830		2,482,025
Hancock Holding Co.	26,932	[b]	1,373,532
Hanover Insurance Group, Inc.	111,690		5,084,129
Horace Mann Educators Corp.	221,900	[b]	2,855,853
Intervest Bancshares Corp., Class A	96,928		739,561
Investment Technology Group, Inc.	189,091	[a]	5,754,039
Jefferies Group, Inc.	303,348	[b]	6,794,995
LaSalle Hotel Properties REIT	118,270	[b]	2,758,056
Lexington Realty Trust REIT	257,740	[b]	4,438,283
Mission West Properties, Inc. REIT	164,370	[b]	1,600,964
NewAlliance Bancshares, Inc.	130,789		1,965,759
Old National Bancorp	200,434	[b]	4,012,689
Pacific Capital Bancorp	303,983	[b]	6,186,054
Philadelphia Consolidated Holding Co.	109,763	[a]	6,428,819

The accompanying notes are an integral part of the financial statements.

7

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Schedule of Investments—September 30, 2008

Security	Shares		Value ($) (Note 1A)
Financials (continued)
Piper Jaffray Cos.	146,790	[a]	6,348,668
ProAssurance Corp.	32,218	[a]	1,804,208
Redwood Trust, Inc. REIT	179,562	[b]	3,901,882
Southwest Bancorp, Inc.	136,155		2,405,859
Urstadt Biddle Properties, Inc., Class A REIT	29,760		558,000
Washington Federal, Inc.	300,473	[b]	5,543,727
Washington Trust Bancorp, Inc.	52,210	[b]	1,388,786
Whitney Holding Corp.	168,210	[b]	4,079,093
			126,470,451
Health Care—6.1%
Air Methods Corp.	137,950	[a,b]	3,905,364
K-V Pharmaceutical Co., Class A	182,464	[a,b]	4,143,757
Kensey Nash Corp.	98,864	[a,b]	3,110,261
Magellan Health Services, Inc.	114,940	[a]	4,719,436
Medicis Pharmaceutical Corp., Class A	141,265	[b]	2,106,261
Odyssey HealthCare, Inc.	314,090	[a,b]	3,188,014
Omnicell, Inc.	258,709	[a,b]	3,402,023
Pediatrix Medical Group, Inc.	60,343	[a,b]	3,253,695
Providence Service Corp.	170,120	[a,b]	1,667,176
Res-Care, Inc.	79,504	[a,b]	1,442,203
			30,938,190
Industrials—12.4%
American Ecology Corp.	60,120	[b]	1,663,520
BE Aerospace, Inc.	127,040	[a]	2,011,043
Casella Waste Systems, Inc., Class A	332,700	[a]	3,905,898
Celadon Group, Inc.	145,210	[a]	1,665,559
Ceradyne, Inc.	50,528	[a]	1,852,356
Clean Harbors, Inc.	76,110	[a,b]	5,141,230
Curtiss-Wright Corp.	141,220	[b]	6,418,449
Dynamic Materials Corp.	29,905		694,095
Esterline Technologies Corp.	50,061	[a,b]	1,981,915
First Advantage Corp., Class A	127,031	[a]	1,784,786
Granite Construction, Inc.	211,419		7,573,029
Heartland Express, Inc.	397,820	[b]	6,174,166
McGrath Rentcorp	110,650		3,188,933
Moog, Inc., Class A	124,380	[a,b]	5,333,414
Pike Electric Corp.	95,360	[a]	1,404,653
Shaw Group, Inc.	24,509	[a]	753,162
Tetra Tech, Inc.	95,059	[a,b]	2,287,120
Triumph Group, Inc.	72,820	[b]	3,328,602
Waste Connections, Inc.	149,599	[a,b]	5,131,246
			62,293,176

The accompanying notes are an integral part of the financial statements.

8

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Schedule of Investments—September 30, 2008

Security	Shares		Value ($) (Note 1A)
Materials—4.2%
AMCOL International Corp.	82,821	[b]	2,588,984
Glatfelter	177,960		2,409,578
H.B. Fuller Co.	41,330		862,557
Louisiana-Pacific Corp.	172,420		1,603,506
Neenah Paper, Inc.	93,580	[b]	1,852,884
Packaging Corp. of America	208,740		4,838,593
Temple-Inland, Inc.	347,550	[b]	5,303,613
Wausau Paper Corp.	171,660		1,738,916
			21,198,631
Technology—13.5%
Anixter International, Inc.	22,750	[a]	1,353,852
Aspen Technology, Inc.	279,760	[a]	3,552,952
Comtech Telecommunications Corp.	95,130	[a,b]	4,684,201
Cray, Inc.	423,090	[a,b]	2,191,606
Cymer, Inc.	101,810	[a,b]	2,578,847
DealerTrack Holdings, Inc.	166,165	[a]	2,798,219
Electronics for Imaging, Inc.	332,450	[a,b]	4,631,028
EPIQ Systems, Inc.	242,171	[a,b]	3,293,526
FEI Co.	163,110	[a,b]	3,883,649
FormFactor, Inc.	100,760	[a,b]	1,755,239
Harmonic, Inc.	121,347	[a]	1,025,382
Harris Stratex Networks, Inc., Class A	187,900	[a]	1,467,499
Interwoven, Inc.	214,960	[a,b]	3,035,235
Methode Electronics, Inc.	113,609		1,015,664
MKS Instruments, Inc.	145,040	[a,b]	2,887,746
MTS Systems Corp.	111,130		4,678,573
Netgear, Inc.	167,450	[a,b]	2,511,750
NIC, Inc.	219,730	[b]	1,516,137
OSI Systems, Inc.	92,790	[a]	2,181,493
Parametric Technology Corp.	127,451	[a,b]	2,345,098
Rudolph Technologies, Inc.	191,240	[a,b]	1,602,591
Sonus Networks, Inc.	736,051	[a,b]	2,119,827
SRA International, Inc., Class A	189,150	[a]	4,280,465
Sybase, Inc.	121,106	[a,b]	3,708,266
Teradyne, Inc.	234,300	[a]	1,829,883
Ultra Clean Holdings, Inc.	219,310	[a]	1,105,322
			68,034,050
Telecommunication Services—1.4%
Cincinnati Bell, Inc.	1,245,730	[a,b]	3,849,306
NeuStar, Inc., Class A	171,550	[a]	3,412,130
			7,261,436

The accompanying notes are an integral part of the financial statements.

9

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Schedule of Investments—September 30, 2008

Security	Shares		Value ($) (Note 1A)
Utilities—3.7%
Black Hills Corp.	111,440	[b]	3,462,441
El Paso Electric Co.	153,630	[a,b]	3,226,230
Hawaiian Electric Industries, Inc.	138,720	[b]	4,038,139
IDACORP, Inc.	117,820	[b]	3,427,384
Nicor, Inc.	37,160	[b]	1,648,046
Portland General Electric Co.	123,680		2,926,269
			18,728,509
Total Equities (Cost $498,609,929)			472,222,381
EXCHANGE TRADED FUNDS—3.1%
iShares Russell 2000 Value Index Fund (Cost $16,994,767)	233,850	[b]	15,724,074
SHORT-TERM INVESTMENTS—25.9%
INVESTMENT OF CASH COLLATERAL—6.9%
BlackRock Cash Strategies L.L.C. (Cost $34,620,758)	34,620,758	[c,e]	34,620,758
TOTAL UNAFFILIATED INVESTMENTS (Cost $550,225,454)			522,567,213
AFFILIATED INVESTMENTS—19.0%
Dreyfus Institutional Cash Advantage Fund	80,040,285	[d,e]	80,040,285
Dreyfus Institutional Preferred Plus Money Market Fund	15,713,808	[d]	15,713,808
TOTAL AFFILIATED INVESTMENTS (Cost $95,754,093)			95,754,093
TOTAL INVESTMENTS—122.6% (Cost $645,979,547)			618,321,306
LIABILITIES IN EXCESS OF OTHER ASSETS—(22.6%)			(113,948,148)
NET ASSETS—100%			504,373,158

Notes to Schedule of Investments:

REIT —Real Estate Investment Trust

a Non-income producing security.

b Security, or a portion of thereof, was on loan at September 30, 2008.

c Illiquid security. At the period end, the value of this security amounted to $34,620,758 or 6.9% of net assets.

d Affiliated institutional money market fund.

e Investment of security lending cash collateral.

The accompanying notes are an integral part of the financial statements.

10

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Statement of Assets and Liabilities
September 30, 2008

Assets
Investment in securities (Note 1A) (including securities on loan, valued at $111,283,767 (Note 7))
Unaffiliated issuers, at value (cost $550,225,454)		$522,567,213
Affiliated issuers, at value (Note 1F) (cost $95,754,093)		95,754,093
Receivable for investments sold		7,460,080
Receivable for Fund shares sold		1,031,089
Interest and dividends receivable		973,826
Prepaid expenses		17,077
Total assets		627,803,378
Liabilities
Collateral for securities on loan (Note 7)	114,661,043
Due to Custodian	1,669,590
Payable for investments purchased	5,615,863
Payable for Fund shares redeemed	949,747
Payable for investment advisory fee (Note 2)	353,112
Accrued accounting, administration, custody and transfer agent fees (Note 2)	58,194
Accrued professional fees	49,406
Accrued trustees’ fees (Note 2)	15,473
Accrued administrative service fees (Note 2)	12,024
Accrued shareholder reporting fees (Note 2)	3,572
Accrued chief compliance officer fees (Note 2)	454
Other accrued expenses and liabilities	41,742
Total liabilities		123,430,220
Net Assets		$504,373,158
Net Assets consist of:
Paid-in capital		$573,901,051
Accumulated net realized loss		(42,434,618)
Undistributed net investment income		564,966
Net unrealized depreciation		(27,658,241)
Total Net Assets		$504,373,158
Shares of beneficial interest outstanding		25,413,962
Net Asset Value, offering and redemption price per share
(Net Assets/Shares outstanding)		$19.85

The accompanying notes are an integral part of the financial statements.

11

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Statement of Operations
For the Year Ended September 30, 2008

Investment Income (Note 1B)
Dividend income from unaffiliated investments		$9,396,613
Dividend income from affiliated investments (Note 1F)		620,377
Securities lending income (Note 7)		1,382,663
Interest income		10,665
Total Investment Income		11,410,318
Expenses
Investment advisory fee (Note 2)	$5,127,315
Administrative service fees (Note 2)	271,632
Accounting, administration, custody and transfer agent fees (Note 2)	216,164
Professional fees	101,980
Trustees’ fees (Note 2)	72,417
Registration fees	36,303
Insurance expense	26,916
Miscellaneous expenses	127,274
Total expenses		5,980,001
Net investment income		5,430,317
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(46,915,119)
Financial futures transactions	(700,091)
Net realized gain (loss)		(47,615,210)
Change in unrealized appreciation (depreciation) on:
Investments	(74,587,558)
Financial futures contracts	(670,805)
Change in net unrealized appreciation (depreciation)		(75,258,363)
Net realized and unrealized gain (loss)		(122,873,573)
Net (Decrease) in Net Assets from Operations		$(117,443,256)

The accompanying notes are an integral part of the financial statements.

12

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,430,317	$4,586,048
Net realized gain (loss)	(47,615,210)	44,081,180
Change in net unrealized appreciation (depreciation)	(75,258,363)	13,596,512
Net increase (decrease) in net assets from investment operations	(117,443,256)	62,263,740
Distributions to Shareholders (Note 1C)
From net investment income	(5,742,158)	(2,720,774)
From net realized gains on investments	(44,868,181)	(25,544,571)
Total distributions to shareholders	(50,610,339)	(28,265,345)
Fund Share Transactions (Note 4)
Net proceeds from sale of shares	117,769,869	389,073,666
Value of shares issued in reinvestment of distributions	35,454,052	21,086,392
Cost of shares redeemed (net of redemption fees of $19,980 and $28,716, respectively)	(310,753,797)	(153,762,234)
Net increase (decrease) in net assets from Fund share transactions	(157,529,876)	256,397,824
Total Increase (Decrease) in Net Assets	(325,583,471)	290,396,219
Net Assets
At beginning of year	829,956,629	539,560,410
At end of year (including undistributed net investment income of $564,966 and $1,335,748, respectively)	$504,373,158	$829,956,629

The accompanying notes are an integral part of the financial statements.

13

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Financial Highlights

	Year Ended September 30,
	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Year	$25.26	$23.70		$22.55		$21.91		$18.49
From Investment Operations:
Net investment income (loss) (a)	0.18	0.16		0.09		0.02		(0.05)
Net realized and unrealized gains (loss) on investments	(3.95)	2.48		2.58		4.29		5.27
Total from operations	(3.77)	2.64		2.67		4.31		5.22
Less Distributions to Shareholders:
From net investment income	(0.19)	(0.09)		(0.03)		—		—
From net realized gains on investments	(1.45)	(0.99)		(1.49)		(3.67)		(1.80)
Total distributions to shareholders	(1.64)	(1.08)		(1.52)		(3.67)		(1.80)
Net Asset Value, End of Year	$19.85	$25.26		$23.70		$22.55		$21.91
Total Return	(15.38%)	11.18%		12.42%		21.34%		29.92%
Ratios/Supplemental data:
Expenses (to average daily net assets)	0.93%	0.90	%(b)	0.94	%(b)	1.05	%(b)	1.18	%(b)
Net Investment Income (Loss) (to average daily net assets)	0.85%	0.61%		0.40%		0.08%		(0.24%)
Portfolio Turnover	73%	67	%(c)	60	%(c)	70	%(c)	123	%(c)
Net Assets, End of Year (000’s omitted)	$504,373	$829,957		$539,560		$189,647		$61,182

(a)	Calculated based on average shares outstanding.

(b)	For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2003–2006, the ratio includes the Fund’s share of the TBC Small Cap Value Portfolio’s (the “Portfolio”) allocated expenses.

(c)	On September 19, 2007, the Fund, which had owned approximately 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effective September 20, 2007, the Fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of both the Fund and the Portfolio for the year. The amounts shown for 2004–2006 are the ratios for the Portfolio.

The accompanying notes are an integral part of the financial statements.

14

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Notes to Financial Statements

(1)	Organization and Significant Accounting Policies:

Mellon Institutional Funds Investment Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Value Fund (the “Fund”) is a separate diversified investment series of the Trust.

The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies. The Fund focuses on companies with total market capitalizations equal to or less than the total market capitalization of the largest company included in the Russell 2000 Value Index.

Effective December 1, 2008, the Trust’s name will change to Dreyfus Investment Funds and the Fund’s name will change to Dreyfus/The Boston Company Small Cap Value Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Investment security valuations

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Securities are valued at the last sale price on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund’s assets that are invested in one or more open-end regulated investment companies (“RICs”), the Fund’s net asset value (“NAV”) will be calculated based upon the NAVs of such RICs.

Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

B. Securities transactions and income

Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

15

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Notes to Financial Statements

C. Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund’s distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to wash sales and the post October losses.

Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

D. Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E. Commitments and contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

F. Affiliated issuers

Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), or its affiliates. During the year ended September 30, 2008, the Fund invested available cash balances and cash collateral from securities lending in affiliated money market funds. During the period, each affiliated investment maintained a $1 net asset value, as such, there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation). Dividends from affiliated investments are reflected in the statement of operations.

G. New accounting requirements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

(2) Investment Advisory Fee and Other Transactions With Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund’s.

The Trust has an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $30,029, for the year ended September 30, 2008.

The Trust entered into an agreement with The Bank of New York Mellon, formerly Mellon Bank, N.A., (“BNYM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and fund accounting services for the Fund. For these services the Fund pays BNYM a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $186,135 for the year ended September 30, 2008.

16

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Notes to Financial Statements

The Trust also entered into an agreement with BNYM to perform certain securities lending activities and to act as the Fund’s lending agent. BNYM receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, BNYM earned $592,967 for the year ended September 30, 2008. See Note 7 for further details.

The Trust entered into two separate agreements with BNYM, formerly The Bank of New York, that enable the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $5,734 for the year ended September 30, 2008, which is included in miscellaneous expenses in the Statement of Operations. See Note 8 for further details.

The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust’s Chief Compliance Officer. For the year ended September 30, 2008, the Fund was charged $5,492, which amount is included in miscellaneous expenses in the Statement of Operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $11,402, which amount is included in miscellaneous expenses in the Statement of Operations, for the year ended September 30, 2008.

The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund’s average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor’s promotional efforts. For the year ended September 30, 2008, the Fund was charged $65,108 for fees payable to BNY Mellon Wealth Management.

MBSC Securities Corporation (“MBSC”), a wholly-owned subsidiary of BNY Mellon and affiliate of TBCAM, is the distributor of the Fund’s shares.

(3) Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2008 were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$452,387,661	$643,118,539

(4) Shares of Beneficial Interest:

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Shares Sold	5,531,668	15,293,689
Shares issued to shareholders in reinvested distributions	1,645,174	841,925
Shares redeemed	(14,613,617)	(6,052,936)
Net increase (decrease)	(7,436,777)	10,082,678

17

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Notes to Financial Statements

At September 30, 2008, two shareholders of record, in the aggregate held approximately 41.3% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund. A significant redemption by such shareholders could result in illiquid or less liquid investments comprising a larger portion of the Fund’s portfolio.

The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2008, the Fund received $19,980 in redemption fees and is reflected in the cost of shares redeemed.

(5) Federal Taxes:

Each year, the Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

During the current year, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and valuing the benefit management believes it would recover. Management believes the Fund will realize the full benefit of the tax positions it has taken and, therefore, no provision has been recorded in the accompanying financial statements.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2008 were as follows:

Cost for federal income tax purposes	$651,250,059
Gross unrealized appreciation	$40,243,179
Gross unrealized depreciation	(73,171,932)
Net unrealized appreciation (depreciation)	$(32,928,753)
Undistributed ordinary income	$564,966
Undistributed capital gains	—
Total distributable earnings	$564,966

In addition, the Fund had $37,531,736 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following tax year ending September 30, 2009.

The tax character of distributions paid during fiscal years ended September 30, 2008 and September 30, 2007 was as follows:

	2008	2007
Ordinary income	$16,161,957	$16,984,433
Long-term capital gains	34,448,382	11,280,912
Total distributions	$50,610,339	$28,265,345

(6) Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

The Fund may trade the following financial instruments with off-balance sheet risk:

18

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Notes to Financial Statements

Futures contracts

The Fund may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund’s exposure to the underlying instrument, while selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other investments. Use of long futures contracts subjects the Fund to the risk of loss in excess of the amounts on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract’s terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

At September 30, 2008, the Fund did not hold any open financial futures contracts.

(7) Securities Lending:

The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized by the borrower at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund’s obligations due on the loans.

Until December 10, 2007, all cash collateral received by the Fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund L.L.C. (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the Fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended. To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through September 30, 2008, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the Fund were reinvested in shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund. See Schedule of Investments for further detail on the Fund’s investment of cash collateral in the BlackRock Fund and the Dreyfus Fund as of September 30, 2008. During the period October 1, 2008 through November 26, 2008, the Fund received $18,684,615 in liquidation proceeds of its investment in the BlackRock Fund.

The Fund loaned securities for the year ended September 30, 2008 and earned interest on the invested collateral of $5,626,173 of which $4,243,510 was rebated to borrowers or paid in fees. At September 30, 2008, the Fund had securities valued at $111,283,767 on loan of which $114,661,043 was collateralized with cash and $770,177 was collateralized with highly liquid securities. See schedule of Investments for further details on the security positions on loan and collateral held.

19

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Notes to Financial Statements

(8) Line of Credit:

On behalf of the Fund and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. For the year ended September 30, 2008, the Fund had average borrowings outstanding of $719,677 for a total of three days and incurred interest expense of $290. At September 30, 2008, the Fund did not borrow against the line of credit.

(9) Subsequent Event:

On August 27, 2008, a majority of the Trust’s Board of Trustees approved the appointment of The Dreyfus Corporation (“Dreyfus”) to serve as the Fund’s investment adviser as of December 1, 2008. The terms of the new advisory agreement with Dreyfus are substantially identical to the terms of the current advisory agreement between the Fund and TBCAM, and the advisory fees to be paid to Dreyfus are identical to those currently paid to TBCAM.

20

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Value Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 3, 2008

21

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders was held on November 17, 2008 for the purpose of recommending a new slate of trustees for election. On or about October 10, 2008, the Trust sent to all shareholders of record as of September 3, 2008 a notice and a proxy statement in connection with the Special Meeting which contained relevant information regarding the nominees and the current trustees’ recommendation to the Trust’s shareholders that they vote for the election of these nominees to serve in their stead. At the meeting, the following nominees were elected in place of the current trustees: Joseph S. DiMartino, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson, and Benaree Pratt Wiley. It is expected that these individuals will assume their roles on or about December 1, 2008.

22

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

Background and Summary

The 1940 Act requires that a majority of the Board of Trustees, including a majority of the Trustees who are not affiliated with The Boston Company Small Cap Value Fund (the “Fund”), any investment adviser to the Fund or the Trust’s principal underwriter (the “Independent Trustees”), voting separately, approve the Fund’s advisory agreement and the related fees.

At their meeting held on August 27, 2008, the Board of Trustees and Independent Trustees, by majority vote, approved a new investment advisory agreement (the “New Advisory Agreement”) effective December 1, 2008, between Mellon Institutional Funds Investment Trust (the “Trust”), on behalf of the Fund, and a new adviser, The Dreyfus Corporation (“Dreyfus”), with respect to the Fund. This New Advisory Agreement replaces the investment advisory agreement between the Trust, on behalf of the Fund, and The Boston Company Asset Management LLC (“TBCAM”) (such agreement, the “Current Advisory Agreement”). As discussed below, however, it is expected that the appointment of Dreyfus under the New Advisory Agreement will not result in any actual change in the investment management services provided to the Fund, the investment professionals who provide these services, or in the fees charged to the Fund for these services.

The New Advisory Agreement and the appointment of Dreyfus as the Fund’s investment adviser were proposed to the Trustees in the context of a larger proposed rebranding and consolidation of mutual fund businesses of The Bank of New York Mellon Corporation (“BNY Mellon”). Specifically, BNY Mellon proposed to consolidate substantially all of its mutual fund businesses, including the Fund and all of the other funds comprising the Trust, under the Dreyfus name, organization and infrastructure. Dreyfus is currently BNY Mellon’s primary mutual fund business unit, with approximately $340 billion in assets under management and approximately 180 mutual fund portfolios. The appointment of Dreyfus as investment adviser to all the Funds comprising the Trust consolidates the proprietary mutual fund investment management operations of two BNY Mellon advisory firms, TBCAM and Standish Mellon Asset Management Company LLC into a single BNY Mellon company, Dreyfus. Following completion of this consolidation, it is expected that the Trust and all of the Funds will be rebranded and marketed under the Dreyfus name.

In proposing the New Advisory Agreement and the appointment of Dreyfus as the Fund’s adviser, management provided the Board with written assurances that, if approved as to the Fund, this consolidation would not result in any change in the portfolio management of the Fund, the investment professionals who serve the Fund, or the fees charged for these services. Instead, the portfolio managers and research analysts who have provided services to the Fund in the past would continue to do so under the New Advisory Agreement using the same investment process they have used previously, only they would perform such services as personnel of Dreyfus, while also remaining personnel of their current firm.

Management proposed also to transfer simultaneously certain non-advisory functions and operations to corresponding units within Dreyfus and to combine certain of the Trust’s outside service provider relationships with those of the Dreyfus funds.

In connection with these changes, the current Board of Trustees also determined to recommend to shareholders of the Trust the election of six individuals, each of whom currently serves as independent trustee or director of funds managed by Dreyfus, to serve in their stead.

At the Board’s request, management provided information as to the combined financial impact of these changes on the Trust. This information indicated that the consolidation of the Trust’s Board, advisory functions, other operations of the Trust, and the service provider relationships would result in certain efficiencies and cost savings to the funds over time.

* * *

In determining to approve the New Advisory Agreement, the Board concluded, based on representations from management, that shareholders of the Fund would experience no actual change in the portfolio management of the Fund as a result of the new contractual arrangement with Dreyfus and may over time experience efficiencies and cost savings. The Board noted also that the terms of the New Advisory Agreement were substantially identical to the terms of the Current Advisory Agreement between the Fund and TBCAM, and that the advisory fees to be paid to Dreyfus were identical to those currently paid to TBCAM.

The Board’s Deliberations

In determining whether to approve the New Advisory Agreement, the Independent Trustees received from Dreyfus a broad range of information in response to several written requests prepared on behalf of the Independent Trustees by their own legal counsel. The Independent Trustees met alone in private sessions with their legal counsel on several occasions, including at a special meeting devoted to these proposals on August 7, 2008, to review these materials and to discuss the New Advisory Agreement and other changes proposed by management. Representatives of management participated in portions of these sessions to provide an overview of Dreyfus’ organization, personnel, resources and strategic plans, and to respond to questions and comments arising from the Independent Trustees’ review of the materials and their deliberations. These included discussions as to the impact on the Fund, if any, of the engagement of Dreyfus as the Fund’s investment adviser and the related consolidation of certain other operations of the Fund under the Dreyfus organization.

The information requested by the Independent Trustees and reviewed by the entire Board included:

(i)  Financial and Economic Data: Dreyfus’ balance sheet and income statements, as well as an historical and pro forma profitability analysis of Dreyfus and of BNY Mellon with respect to the investment management services provided and to be provided, to the Fund, including profitability with respect to the custodian, transfer agent and securities lending services provided to the Fund by BNY Mellon affiliates, as well as a separate presentation of profitability relative to that of several publicly traded investment advisers;

23

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

(ii)  Management Teams and Operations: Dreyfus’ Form ADV, as well as information concerning Dreyfus’ executive management, portfolio management, client service personnel and overall organizational structure, assets under management, insurance coverage, brokerage and soft dollar policies and practices;

(iii) Comparative Performance and Fees: Analyses prepared by Lipper Analytical Services (“Lipper”) regarding the Fund’s historical performance, management fee, and expense ratios compared to other funds, and Dreyfus’ separate account advisory fee schedules;

(iv) Specific Facts Relating to the Fund: TBCAM’s commentary on the Fund’s performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year; and

(v) Other Benefits: The benefits flowing to BNY Mellon and its affiliates in the form of fees for transfer agency, custody, administration and securities lending services provided to the Funds by affiliates of BNY Mellon.

In considering the approval of the Fund’s New Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Trustees determined that the terms and conditions of the New Advisory Agreement and the compensation to Dreyfus provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Trustees’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services proposed to be provided to the Fund by Dreyfus. In their deliberations as to the approval of the New Advisory Agreement, the Trustees were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders have previously chosen to entrust TBCAM, the investment professionals of which would, under the proposal, also become associated with Dreyus to manage the portion of their assets invested in the Fund, under the supervision of the Board.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services to be provided by Dreyfus. The Board determined that the services to be provided were of high quality and at least commensurate with industry standards. The Board also placed significant weight on assurances provided by management that there would be no material changes in the nature or quality of the services provided, including in the personnel or processes utilized in providing investment management services to the Fund as a result of the appointment of Dreyfus and that no such changes were currently contemplated by management in the future.

The Trustees reviewed the background and experience of the Fund’s portfolio managers then employed by TBCAM, who would become associated with Dreyfus. In previous meetings the Trustees had heard from senior management of Dreyfus an overview of its organization, personnel, resources and strategic plans. Among other things, the Trustees considered the size, education and experience of Dreyfus’ investment staff, technological infrastructure and overall responsiveness to changes in market conditions.

The Board determined that Dreyfus, using the same investment professionals and resources then supplied by TBCAM, had the expertise and resources to manage the Fund effectively on a day-to-day basis.

Investment Performance

The Board considered the historical investment performance of TBCAM in managing the Fund against a peer group of investment companies selected by TBCAM with input from the Trustees. The Board also compared the Fund’s investment performance against the average performance of a larger universe of funds regarded by Lipper as having similar investment objectives and considered the Fund’s performance rankings against that universe. In addition to the information received by the Board for the August 27, 2008 Board meeting, the Trustees had received similar detailed comparative performance information for the Fund at regular Board meetings during the year.

The Lipper materials provided to the Board at the August 27 meeting indicated that the performance of the Fund for the 1-, 3- and 5-year periods ended May 31, 2008 was –14.47%, 8.06% and 15.36%, respectively. The Board found that for the 1-year period, the Fund had underperformed its peer group average return of –12.98%, but outperformed its peer group average return of 7.52% and 13.72% for the 3- and 5-year periods, respectively.

Advisory Fee and Other Expenses

The Board considered the advisory fee rate proposed to be paid by the Fund to Dreyfus which was identical to the fee then being paid together with written assurances that no increase in the fee payable by the Fund was contemplated. The Lipper data presenting the Fund’s “net management fees” included fees paid by the Fund, as calculated by Lipper, for administrative services provided by The Bank of New York Mellon, the Trust’s custodian. Such reporting was necessary, according to Lipper, to allow the Board to compare the Fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.

24

Mellon Institutional Funds Investment Trust
The Boston Company Small Cap Value Fund

Factors Considered by the Trustees in Approving the Investment Advisory Agreement (Unaudited)

The Fund’s contractual advisory fee was 0.80%, in the 4th quintile (1st being the best) of its peer group of funds, the median fee of which was 0.778%. The Fund’s net management fee was 0.829% (which included 0.029% in administrative services fees under Lipper’s calculation methodology), slightly above the peer group median net management fee of 0.786%.

Based on the Lipper data, as well as other factors discussed at the August 27, 2008 Board meeting, the Board determined that the Fund’s proposed advisory fee under the New Advisory Agreement is reasonable relative to its peer group median and noted that it was identical to the advisory fee paid by the Fund under the Current Advisory Agreement.

The Board also compared the fees payable by the Fund relative to those payable by separate account clients of Dreyfus. Based on the additional scope and complexity of the services provided and responsibilities assumed by Dreyfus with respect to the Fund relative to these other types of clients, the Board concluded that the fees payable under the New Advisory Agreement were reasonable relative to the nature and quality of the services provided.

The Board also considered the Fund’s total expense ratio and compared it to that of its peer group of similar funds. They found that the actual expense ratio of 0.897% was well below the median net expense ratio of the peer group of 1.009%, notwithstanding the fact that most of the other funds in the peer group were larger than the Fund.

The Board noted that TBCAM had voluntarily agreed to limit its fees and/or reimburse the Fund’s expenses to the extent necessary to limit the Fund’s total expense ratio (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) to 1.25% and that, although this arrangement is temporary and may be changed at any time, Dreyfus had represented to the Board that no change in this voluntary expense limitation was contemplated.

Adviser’s Profitability

The Board considered Dreyfus’ projected 2008 pro forma profitability in managing the Fund and, the Mellon Institutional Funds as a group (assuming integration of the Trust’s operations with the Dreyfus Funds had already occurred), as well as the methodology used to compute such profitability, and the various direct and indirect expenses expected to be incurred by Dreyfus. The Independent Trustees had observed that, based on the pro forma profitability information submitted to them by Dreyfus, Dreyfus expected to incur losses in managing several of the funds in the Mellon Institutional Funds family of funds. The Board compared this pro forma profitability with TBCAM’s actual historical profitability in managing the Fund and also reviewed the methodologies used in computing the pro forma and actual historical profitability. The Trustees observed that Dreyfus’ pro forma information indicated that the Fund would have generated a profit for BNY Mellon for the twelve month period ended June 30, 2008, which profit the Board determined not to be excessive. The Board noted that the rebranding and marketing strategies that formed a part of the plan to consolidate the Fund under the Dreyfus mutual fund organization could be expected to have a positive effect on Dreyfus’ profitability in future years, but that these effects were not yet quantifiable.

Economies of Scale

Board also considered the extent to which economies of scale might be realized as the Fund grows. As in the case of profitability, the Trustees noted that the Fund’s becoming part of the Dreyfus mutual fund operations was expected to produce future economies of scale relative to its historical advisory relationship with TBCAM, but that these could not be projected and quantified currently. The Board concluded that, at existing asset levels and considering current asset growth projections, the implementation of fee breakpoints or other fee reductions was not necessary at this time.

Other Benefits

The Board also considered the additional benefits, based on information provided by management, flowing to BNY Mellon as a result of its relationship with the Mellon Institutional Funds as a group, including revenues received by BNY Mellon affiliates in consideration of custodial, administrative, transfer agency and securities lending services provided by such affiliates to the Funds. In each case, such affiliates had been selected by the Board on the basis of a comparative analysis of their capabilities and fees relative to those of unaffiliated competitors.

The Board considered the fact that Dreyfus, TBCAM and BNY Mellon operate businesses other than the Mellon Institutional Funds, some of which businesses share personnel, office space and other resources and that these were a component of the profitability analysis provided. The Board also considered the intangible benefits that accrue to BNY Mellon and its affiliates by virtue of their relationships with the Funds and the Mellon Institutional Funds as a group.

* * *

The foregoing factors were among those weighed by the Trustees in determining that the terms and conditions of the Fund’s New Advisory Agreement and the compensation proposed to be paid to Dreyfus thereunder was fair and reasonable and, thus, voted to approve the New Advisory Agreement for up to one year from its effective date.

25

Trustees and Officers (Unaudited)

The following table lists the Trust’s trustees and officers; their ages, addresses and dates of birth; their positions with the Trust; the length of time holding that position(s) with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the period ended September 30, 2008. The Fund’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

As discussed in the preceding special shareholder meeting disclosure, at a Special Meeting of Shareholders of the Trust held November 17, 2008, six individuals were elected as Trustees of the Trust, to replace the current Trustees.

Current Independent Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Trustee Remuneration (period ended September 30, 2008)
Samuel C. Fleming (68) 61 Meadowbrook Road Weston, MA 02493 9/30/40	Trustee	Trustee since 11/3/1986	Chairman Emeritus, Decision Resources, Inc. (“DRI”) (healthcare research and consulting firm); formerly Chairman of the Board and Chief Executive Officer, DRI	15	None	Fund: $3,408

Benjamin M. Friedman (64) c/o Harvard University Littauer Center 127 Cambridge, MA 02138 8/5/44	Trustee	Trustee since 9/13/1989	William Joseph Maier Professor of Political Economy, Harvard University	15	Pioneer Funds	Fund: $3,408

John H. Hewitt (73) P.O. Box 2333 New London, NH 03257 4/11/35	Trustee	Trustee since 11/3/1986	Retired	15	None	Fund: $3,408

Caleb Loring III (64) c/o Essex Street Associates P.O. Box 5600 Beverly, MA 01915 11/14/43	Trustee	Trustee since 11/3/1986	Trustee, Essex Street Associates (family investment trust office)	15	None	Fund: $3,701

Current Interested Trustee
J. David Officer (60) The Dreyfus Corporation 200 Park Ave., 55th Fl. New York, NY 10166 8/24/48	Trustee (Chairman), President and Chief Executive Officer	Since 2008	Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation; Executive Vice President of The Bank of New York Mellon Corporation; and Director and President of MBSC Securities Corporation	15	None	Fund: $0

*	Each trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

26

Principal Officers who are Not Trustees

Name (Age) Address, and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Anderson (43) BNY Mellon Asset Management One Boston Place Boston, MA 02108 7/14/65	Vice President, Treasurer and Chief Financial Officer	Vice President since 1999; Treasurer and CFO since 2002	Vice President and Mutual Funds Controller, BNY Mellon Asset Management; formerly Assistant Vice President and Mutual Funds Controller, Standish Mellon Asset Management Company, LLC

Denise B. Kneeland (57) BNY Mellon Asset Management One Boston Place Boston, MA 02108 8/19/51	Assistant Vice President and Secretary	Assistant Vice President since 1996; Secretary since 2007	First Vice President and Manager, Mutual Funds Operations, BNY Mellon Asset Management; formerly Vice President and Manager, Mutual Fund Operations, Standish Mellon Asset Management Company, LLC

Janelle E. Belcher (50) Founders Asset Management, LLC 210 University Boulevard Suite 800 Denver, CO 80206 4/11/58	Chief Compliance Officer	Since 2008	Vice President — Compliance, Founders Asset Management, LLC (“Founders”), Chief Compliance Officer, Founders, Dreyfus Founders Funds, Inc., and Mellon Optima L/S Strategy Fund, LLC

The Trustees of the Trust elected at the November 17, 2008 Special Meeting are set forth below:

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joseph S. DiMartino (64)	Corporate Director and Trustee	191 (including 14 Funds of the Trust)
Dreyfus Funds, Chairman of the Board
CBIZ, Inc. (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
The Newark Group, Inc., a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

James M. Fitzgibbons (74)	Corporate Director	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member Bill Barrett Company, an oil and gas exploration company, Director

Kenneth A. Himmel (62)
President and CEO, Related Urban Development, a real estate development company (1996-Present);
President and CEO, Himmel & Company, a real estate development company (1980-Present); CEO, American Food Management, a restaurant company (1983-Present)
		43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Stephen J. Lockwood (61)	Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

27

Principal Officers who are Not Trustees

Name (Age)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Roslyn M. Watson (58)	Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)	43 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member

Benaree Pratt Wiley (62)
Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present); President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)
		53 (including 14 Funds of the Trust)	Dreyfus Funds, Board Member CBIZ, Inc. (formerly, Century Business Services Inc.), a provider of outsourcing functions for small and medium size companies, Director

The new Trustees will not take office until on or about December 1, 2008. Therefore, they did not receive remuneration from the Fund for the period ended September 30, 2008.

28

THIS PAGE INTENTIONALLY LEFT BLANK

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

6944AR0908

Item 2.

Code of Ethics.

The Registrant has adopted a Code of Ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. For the fiscal year ended September 30, 2008, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics that applied to the Principal Executive Officer and Principal Financial Officer for the fiscal year ended September 30, 2008 is filed as an exhibit to this Form N-CSR under item 12(a)(1).

Item 3.

Audit Committee Financial Expert.

(a)

AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant’s principal accountant, PricewaterhouseCoopers LLP, for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2008 and 2007 were $337,011 and $637,962, respectively.

(b)

AUDIT-RELATED FEES: The aggregate fees billed for the fiscal years ended September 30, 2008 and 2007 for assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $51,500 and $49,000, respectively. The nature of the services comprising the fees disclosed under this Item for both years consist of the examination of securities and similar investments of the Registrant’s investment series pursuant to the requirements of Rule 17f-2 under the Investment Company Act of 1940.

(c)

TAX FEES:  The aggregate fees billed for the fiscal years ended September 30, 2008 and 2007 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were $97,829 and $281,880, respectively.

(d)

ALL OTHER FEES: Other than the services reported in paragraphs (a) through (c) of this Item, PricewaterhouseCoopers LLP billed no other fees for products or services provided for the fiscal years ended September 30, 2008 and 2007.

(e)

(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)  (2) 100% of the services described in each of paragraphs (b) through (d) of this Item 4 were pre-approved by the Registrant’s audit committee before the accountant was engaged by the Registrant to perform such services.

(f)

Not applicable.

(g)

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant and the Registrant’s investment advisers, and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the Registrant for the fiscal years ended September 30, 2008 and 2007 were $0 and $0, respectively.  The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant’s transfer agent by PricewaterhouseCoopers LLP for the fiscal years ended September 30, 2008 and 2007 were $95,000 and $98,628, respectively. Services provided in both years included a review of the transfer agency function and to issue a report under Rule 17Ad-13(a)(3) of the Securities and Exchange Act of 1934.

(h)

The Registrant’s Audit Committee of the Board of Trustees had pre-approved all of the non-audit services that were rendered to the Registrant’s investment advisers and any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Registrant, and no such non-audit services were not pre-approved.

Item 5.

Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.

Schedule of Investments

(a)

Schedule of Investments in securities of unaffiliated issuers is included as part of the Annual Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)

Not applicable to this annual filing.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures are effective based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the “Evaluation Date” as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)

Code of Ethics required by Item 2 is attached hereto as an exhibit.

(a)(2)

Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99CERT.302

(b)

Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Dreyfus Investment Funds

By (Signature and Title):

/s/ J. DAVID OFFICER

J. David Officer, President

Date:  December 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

By (Signature and Title):

/s/ J. DAVID OFFICER

J. David Officer, President

Date:  December 9, 2008

By (Signature and Title):

/s/ JAMES WINDELS

James Windels, Treasurer

Date:  December 9, 2008